File Nos. 33-84546
811-08786

As filed with the Securities and Exchange Commission on April 27, 2022
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
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Pre-Effective Amendment No. ___
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Post-Effective Amendment No. 71
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and/or
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
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Amendment No. 72
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(Check appropriate box or boxes)

PIONEER VARIABLE CONTRACTS TRUST
(Exact Name of Registrant as Specified in Charter)

60 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)
Registrant's Telephone Number, including Area Code: (617) 742-7825

Christopher J. Kelley, Amundi Asset Management US, Inc.,
60 State Street, Boston, Massachusetts 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
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immediately upon filing pursuant to paragraph (b)
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on May 1, 2022 pursuant to paragraph (b)
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60 days after filing pursuant to paragraph (a)(1)
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on [date] pursuant to paragraph (a)(1)
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75 days after filing pursuant to paragraph (a)(2)
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on [date] pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
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This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pioneer Bond VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares
Class II Shares
Prospectus, May 1, 2022
Contents
Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

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Portfolio summary
Investment objectives
The portfolio seeks current income and total return.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio. Your costs would be higher if fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option were included. Please consult your insurance company’s separate account prospectus or disclosure document for more information.
Annual portfolio operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management Fees	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses[1]	0.03%	0.03%
Total Annual Portfolio Operating Expenses Plus Acquired Fund Fees and Expenses	0.63%	0.88%
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Total annual portfolio operating expenses in the table may be higher than the corresponding ratio of expenses to average net assets shown in the “Financial Highlights” section, which does not include acquired fund fees and expenses.
Example
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio’s total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Number of years you own your shares (with or without redemption)
	1	3	5	10
Class I	$64	$202	$351	$786
Class II	$90	$281	$488	$1,084
Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 61% of the average value of the portfolio.
Principal investment strategies
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, investment grade debt securities (including convertible debt) of corporate or other issuers and cash, cash equivalents and other short-term holdings. Derivative instruments that provide exposure to such securities or have similar economic characteristics may be used to satisfy the portfolio’s 80% policy.
The portfolio may invest a substantial portion of its assets in mortgage-related securities, including commercial mortgage-backed securities, collateralized mortgage obligations, credit risk transfer securities, and “sub-prime” mortgages, and asset-backed securities. The portfolio’s investments in mortgage-related and asset-backed securities include securities issued by private issuers. The portfolio’s investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity,
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Portfolio summary
which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed instrument).
The portfolio also may invest a portion of its assets in subordinated debt securities, municipal securities, preferred securities, Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked debt securities, floating-rate loans and insurance-linked securities. The portfolio also may enter into mortgage dollar roll transactions.
The portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by the adviser (known as “junk bonds”), including securities that are in default. The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in securities of emerging market issuers.
The portfolio may invest in securities of any maturity, and maintains an average portfolio maturity which varies based upon the judgment of the portfolio's adviser. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, when-issued, delayed delivery, to be announced and forward commitment, contingent, deferred and payment in kind and auction rate features.
The portfolio may, but is not required to, use derivatives, such as credit default swaps. The portfolio may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio may hold cash or other short-term investments.
The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, credit quality and sector weighting of the portfolio's portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.
The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
Principal risks of investing in the portfolio
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.
Market risk. The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
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In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.
The portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR and may adversely affect the portfolio's performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the portfolio or reduce the effectiveness of related transactions such as hedges.
Interest rate risk.The market prices of the portfolio's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historical lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. The maturity of a security may be significantly longer than its effective duration. A
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Portfolio summary
security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up or “widens,” the value of the security will generally go down.
Credit risk. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The portfolio could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.
Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.
Liquidity risk. Some securities and derivatives held by the portfolio may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. An instrument’s liquidity may be affected by reduced trading volume, a relative lack of market makers or legal restrictions, and illiquid securities and derivatives also may be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the portfolio is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, or try to limit losses, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. The portfolio may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the portfolio’s ability to meet its obligations (including obligations to redeeming shareholders).
Portfolio selection risk. The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security, industry or about interest rates or other market factors may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.
ESG risk. The portfolio’s adviser considers ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. To the extent the adviser considers this information, the adviser focuses on investment considerations that relate to potential return and risk, without sacrificing these considerations for non-economic purposes. In considering ESG information, the adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the portfolio’s investments in obligations issued by the U.S. Treasury to decline.
U.S. government agency obligations risk. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment
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of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-related and asset-backed securities risk. The value of mortgage-related securities, including commercial mortgage-backed securities, collateralized mortgage-backed securities, credit risk transfer securities, and asset-backed securities, will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
Risks of investing in loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the portfolio may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. The adviser’s decision not to receive material, non-public information about an issuer of a loan either held by, or considered for investment by, the portfolio, under normal circumstances could place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer, and adversely affect the portfolio’s investment performance. Loans may not be considered “securities,” and purchasers, such as the portfolio, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
Risks of investing in insurance-linked securities. The portfolio could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. The portfolio may also invest in insurance-linked securities that are subject to “indemnity triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Insurance-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the portfolio. There is no way to accurately
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Portfolio summary
predict whether a trigger event will occur and, accordingly, insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Certain insurance-linked securities may have limited liquidity, or may be illiquid. The portfolio has limited transparency into the individual contracts underlying certain insurance-linked securities, which may make the risk assessment of such securities more difficult. Certain insurance-linked securities may be difficult to value.
Inflation-linked securities risk. The principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the inflation index, and losses may exceed those experienced by other debt securities with similar durations. The values of inflation-linked securities may not be directly correlated to changes in interest rates, for example if interest rates rise for reasons other than inflation.
Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.
Municipal securities risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse. To the extent the portfolio invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the portfolio will be more susceptible to associated risks and developments.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the portfolio receives no periodic cash payments on such securities, the portfolio is deemed for tax purposes to receive income from such securities, which applicable tax rules require the portfolio to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders.
Risks of investing in when-issued, delayed delivery, to be announced and forward commitment transactions. The market value of these transactions may increase or decrease as a result of changes in interest rates. These transactions involve risk of loss if the value of the underlying security changes unfavorably before the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the portfolio, making the value of an investment in the portfolio more volatile and increasing the portfolio’s overall investment exposure. There is also a risk that the other party to the transaction will default on its obligation to purchase or sell the security, which may result in the portfolio missing the opportunity to obtain a favorable price or yield elsewhere.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or
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central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio's investments.
If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities.
Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Mortgage dollar roll transactions risk. The benefits to the portfolio from mortgage dollar roll transactions depend upon the adviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The portfolio may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.
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Portfolio summary
Risks of investment in other funds. Investing in other investment companies, including other funds managed by the adviser, subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses.
Derivatives risk. Using swaps, futures and other derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.
Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.
Valuation risk. The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued the securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
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Redemption risk. The portfolio may experience heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the portfolio’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt portfolio operations, interfere with the portfolio’s ability to calculate its NAV, prevent portfolio shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the portfolio and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I and Class II shares of the portfolio over time and compares these returns to the returns of the Bloomberg U.S. Aggregate Bond Index, a broad-based measure of market performance that has characteristics relevant to the portfolio’s investment strategies.
The portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Bond Portfolio (the predecessor portfolio) on December 10, 2004. The performance shown for Class I shares of the portfolio reflects the performance of the predecessor portfolio prior to the reorganization. Prior to August 2, 2004, Safeco Asset Management, Inc. served as the predecessor portfolio’s investment adviser.
The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.
The portfolio's past performance does not necessarily indicate how it will perform in the future.
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Portfolio summary
Annual return Class I Shares (%)
(Year ended December 31)

For the period covered by the bar chart:
	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	8.77%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-5.62%	01/01/2020 to	03/31/2020
Average annual total return (%)
(for periods ended December 31, 2021)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class I	0.38	4.22	4.11	5.91	07/21/1987
Class II	0.22	3.96	3.86	4.93	11/09/2007
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-1.54	3.57	2.90	6.04	07/21/1987
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, U.S. of
Amundi US (portfolio manager of the portfolio since 2004); Brad Komenda, Managing
Director and Director of Investment Grade Corporates of Amundi US (portfolio manager of the portfolio since 2018); Timothy Rowe, Managing Director and Director of Multi-Sector Fixed Income of Amundi US (portfolio manager of the portfolio since
2018); and Jonathan Scott, Senior Vice President and Deputy Director of Multi-Sector
Fixed Income of Amundi US (portfolio manager of the portfolio since November
2021)

Tax information
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
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Payments to broker-dealers and other financial intermediaries
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.
In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company’s separate account prospectus or disclosure document may contain additional information about these payments.
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More on the portfolio’s investment objectives and strategies
Investment objectives
The portfolio seeks current income and total return.
The portfolio’s investment objectives may be changed without shareholder approval. The portfolio will provide at least 30 days’ written notice prior to implementing any change to its investment objectives.
Principal investment strategies
The portfolio invests primarily in:
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debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,
•
debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,
•
cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in these securities. Derivative instruments that provide exposure to such securities or have similar economic characteristics may be used to satisfy the portfolio’s 80% policy.
The portfolio will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets as described above.
Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the portfolio's portfolio investments.
U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes, and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may be supported by:
•
the full faith and credit of the U.S. Treasury, such as securities issued by the Government National Mortgage Association (GNMA)
•
the authority of the U.S. government to purchase certain obligations of the issuer, such as securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC)
•
the limited authority of the issuer to borrow from the U.S. Treasury; or
•
only the credit of the issuer.
The portfolio may invest a substantial portion of its assets in mortgage-related securities, including commercial mortgage-backed securities, collateralized mortgage obligations, credit risk transfer securities and “sub-prime” mortgages, and asset-backed securities. Mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various U.S. governmental agencies, government-related organizations and private issuers. The portfolio's investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed instrument).
The portfolio may invest in securities of any maturity, and maintains an average portfolio maturity which varies based upon the judgment of Amundi Asset Management US, Inc. (“Amundi US” or the “adviser”), the portfolio’s investment adviser. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, floating rate, inverse floating rate, zero coupon, when-issued, delayed delivery, to be announced and forward commitment, contingent, deferred and payment in kind and auction rate features.
The portfolio may invest up to 20% of its net assets in debt securities rated below investment grade or, if unrated, of equivalent credit quality as determined by Amundi US (known as “junk bonds”). The portfolio's investment in debt securities rated below investment grade may include debt securities rated “D” or better, or comparable unrated securities. Debt securities rated “D” are in default.
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The portfolio may invest a portion of its assets in subordinated debt securities, municipal securities, preferred securities, Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked debt securities, floating-rate loans and insurance-linked securities. The portfolio also may enter into mortgage dollar roll transactions.
The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers. Up to 5% of the portfolio's total assets may be invested in securities of emerging market issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.
Amundi US considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objectives. In assessing the appropriate maturity, rating and sector weighting of the portfolio's portfolio, Amundi US considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Amundi US determines the preferable portfolio characteristics, Amundi US selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. Amundi US also employs fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Amundi US relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.
Amundi US integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. Amundi US believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. Amundi US generally considers ESG information in the context of an issuer’s respective sector or industry. Amundi US may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
The portfolio’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.
Investment grade securities
A debt security is considered investment grade if it is:
•
Rated BBB or higher at the time of purchase by Standard & Poor’s Financial Services LLC;
•
Rated the equivalent rating by a nationally recognized statistical rating organization; or
•
Determined to be of equivalent credit quality by Amundi US.
Securities in the lowest category of investment grade (i.e., BBB) are considered to have speculative characteristics. An investor can still lose significant amounts when investing in investment grade securities.
Below investment grade securities (“junk bonds”)
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Amundi US. A debt security is below investment grade if it is rated BB or lower by Standard & Poor’s Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Amundi US. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.
Debt rating considerations
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities.
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More on the portfolio’s investment objectives and strategies
A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the portfolio’s securities, Amundi US will consider if any action is appropriate in light of the portfolio's investment objectives and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to Amundi US’s own assessment of the credit quality of potential investments.
U.S. government securities
The portfolio may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association (GNMA) certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks (FHLBs); supported by the discretionary authority of the U.S. government to purchase the agency’s securities, like those of the Federal National Mortgage Association (FNMA); or supported only by the credit of the issuer itself, like the Tennessee Valley Authority. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies. U.S. government securities include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest-bearing securities with comparable maturities.
Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the GNMA, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the portfolio may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by FNMA and the Federal Home Loan Mortgage Corporation (FHLMC).
Mortgage-backed securities
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities, such as FNMA or FHLMC, or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.
The portfolio may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the class of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay holders of other classes of the CMO or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to pay other classes. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.
The portfolio may invest in commercial mortgage-backed securities (“CMBS”). CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.
The commercial mortgages underlying certain commercial mortgage-backed securities generally allow all or a substantial portion of the loan balance to be paid at maturity, commonly known as a balloon payment. Some mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, where payments are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed securities.
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The portfolio may invest in credit risk transfer securities. Credit risk transfer securities are a type of mortgage-related security that transfers the credit risk related to certain types of mortgage-backed securities to the owner of the credit risk transfer security. Credit risk transfer securities are commonly issued by government-sponsored enterprises (GSEs), such as FNMA or FHLMC, but may also be issued by private entities such as banks or other financial institutions. Credit risk transfer securities issued by GSEs are unguaranteed and unsecured fixed or floating rate general obligations and are typically issued at par and have stated final maturities. In addition, GSE-issued credit risk transfer securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a pool of residential mortgage loans acquired by the GSE. In this regard, holders of GSE credit risk transfer securities receive compensation for providing credit protection to the GSE and, when a specified level of losses on the underlying mortgage loans occurs, the principal balance and certain payments owed to the holders of such GSE credit risk transfer securities may be reduced.
In the event that a government-sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by FNMA and FHLMC, or other government-sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
Asset-backed securities
The portfolio may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in asset-backed securities may include derivative and structured securities.
The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.
Floating rate investments
Floating rate investments are securities and other instruments with interest rates that adjust or “float” periodically based on a specified interest rate or other reference and include floating rate loans, repurchase agreements, money market securities and shares of money market and short-term bond funds.
Floating rate loans
Floating rate loans are provided by banks and other financial institutions to large corporate customers in connection with recapitalizations, acquisitions, and refinancings. These loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These loans are rated below investment grade. The rates of interest on the loans typically adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), a designated U.S. bank’s prime or base rate or the overnight federal funds rate, plus a premium. Some loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Other loans reset periodically when the underlying rate resets.
In most instances, the portfolio’s investments in floating rate loans hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, like the portfolio, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral.
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More on the portfolio’s investment objectives and strategies
Floating rate loans typically are structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the portfolio is a direct investor in a loan, the portfolio may have the ability to influence the terms of the loan, although the portfolio does not act as the sole negotiator or originator of the loan. Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the portfolio invests in a loan participation, the portfolio does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower.
Subordinated securities
The portfolio may invest in securities that are subordinated or “junior” to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.
Non-U.S. investments
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index.
Insurance-linked securities
The portfolio may invest in insurance-linked securities (ILS). The portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The portfolio is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The portfolio’s investments in ILS may include event-linked bonds. ILS also may include securities issued by special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments. The portfolio may invest in interests in pooled entities that invest primarily in ILS.
Where the ILS are based on the performance of underlying reinsurance contracts, the portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Accordingly, it may be more difficult for Amundi US to fully evaluate the underlying risk profile of the portfolio’s structured reinsurance investments, and therefore the portfolio’s assets are placed at greater risk of loss than if Amundi US had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the portfolio.
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Zero coupon securities
The portfolio may invest in zero coupon securities. Zero coupon securities are debt instruments that do not pay interest during the life of the security but are issued at a discount from the amount the investor will receive when the issuer repays the amount borrowed (the face value). The discount approximates the total amount of interest that would be paid at an assumed interest rate.
Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. The portfolio also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
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In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
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As a substitute for purchasing or selling securities
•
To attempt to increase the portfolio’s return as a non-hedging strategy that may be considered speculative
•
To manage portfolio characteristics (for example, the duration or credit quality of the portfolio)
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As a cash flow management technique
The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Inverse floating rate obligations
The portfolio may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Repurchase agreements
In a repurchase agreement, the portfolio purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price, which is typically higher than the purchase price paid by the portfolio. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.
Additional investment strategies and related risks
In addition to the principal investment strategies and related risks discussed in this prospectus, the portfolio may also use other techniques, including the following non-principal investment strategies and related risks.
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More on the portfolio’s investment objectives and strategies
Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1∕3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.
Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.
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More on the risks of investing in the portfolio
Principal investment risks
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.
Market risk. The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region, could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.
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LIBOR (London Interbank Offered Rate) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, and interest rate swaps and other derivatives. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the portfolio will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the portfolio or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the portfolio. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
Interest rate risk. The market prices of the portfolio’s fixed income securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities and therefore the value of your investment in the portfolio, generally falls. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal.
In recent years interest rates and credit spreads in the U.S. have been at historical lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up or “widens,” the value of the security will generally go down. Calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the portfolio, and the portfolio’s yield, may decline. Also, when interest rates decline, investments made by the portfolio may pay a lower interest rate, which would reduce the income received and distributed by the portfolio.
Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Yield generated by the portfolio may decline due to a decrease in market interest rates.
Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the portfolio fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of an underlying asset declines, the value of your investment could decline. Changes in actual or perceived creditworthiness may occur quickly. If the portfolio enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the portfolio will be subject to the credit risk presented by the
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counterparty. In addition, the portfolio may incur expenses and suffer delays in an effort to protect the portfolio's interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.
Prepayment or call risk. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the portfolio holds a fixed income security that can be prepaid or called prior to its maturity date, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the portfolio also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.
Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.
To the extent the portfolio invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.
Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be or become impossible or difficult to purchase or sell. Although most of the portfolio's securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the portfolio, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Liquidity and value of investments can deteriorate rapidly. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities or when dealer market-making capacity is otherwise reduced. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. A lack of liquidity or other adverse credit market conditions may affect the portfolio's ability to sell the securities in which it invests or to find and purchase suitable investments. When the portfolio holds illiquid investments, the portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell or unwind an illiquid investment to meet redemption requests or for other cash needs, or try to limit losses, the portfolio may suffer a substantial loss or may not be able to sell at all. The portfolio may experience heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and other investments, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The portfolio will not receive its sales proceeds until that time, which may constrain the portfolio’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions from fixed income mutual funds may be higher than normal. If an auction fails for an auction rate security, there may be no secondary market for the security and the portfolio may be forced to hold the security until the security is refinanced by the issuer or a secondary market develops. To the extent the portfolio holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.
Portfolio selection risk. The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security, industry or about interest rates or other market factors may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.
ESG risk. The portfolio’s adviser considers ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. To the extent the adviser considers this information, the adviser focuses on investment considerations that relate to potential return and risk, without sacrificing these considerations for non-economic purposes. In considering ESG information, the adviser may
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use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the portfolio’s investments in obligations issued by the U.S. Treasury to decline.
U.S. government agency obligations risk. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as FNMA, FHLMC and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-related and asset-backed securities risk. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. The risk of default is generally higher in the case of mortgage-backed investments offered by private issuers and those that include so-called “sub-prime” mortgages. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.
Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more than the value of debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.
Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.
Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the portfolio. Conversely, when market interest rates
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decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that the underlying borrowers will be unable to meet their obligations.
At times, some of the mortgage-backed securities in which the portfolio may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely.
The portfolio may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.
The portfolio may invest in credit risk transfer (“CRT”) securities. CRT securities are unguaranteed and unsecured fixed income securities issued by government-sponsored or private entites that transfer the credit risk related to certain types of mortgage-backed securities to the holder of the CRT security. In the event of an issuer default, the holder of a CRT security has no direct recourse to the underlying mortgage loans. In addition, if the underlying mortgage loans default, the principal of the holders of the CRT security is used to pay back holders of the mortgage-backed securities. As a result, all or part of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to the portfolio. Therefore, the portfolio could lose all or part of its investments in credit risk transfer securities in the event of default by the underlying mortgage loans.
The portfolio may invest in commercial mortgage-backed securities (“CMBS”). CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.
Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds tend to be volatile and more susceptible to
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adverse events and negative sentiments. These risks are more pronounced for securities that are already in default. The portfolio may not receive interest payments on defaulted securities and may incur costs to protect its investment. In addition, defaulted securities involve the substantial risk that principal will not be repaid. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often changes in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Junk bonds may also be less liquid than higher-rated securities, which means that the portfolio may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing portfolio shares. Junk bonds generally are issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt securities relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. The portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the portfolio before it matures. If the issuer redeems junk bonds, the portfolio may have to invest the proceeds in bonds with lower yields and may lose income.
Risks of investing in loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. In the event of a default, the portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the portfolio’s access to collateral, if any, may be limited by bankruptcy law. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the portfolio may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. During periods of heightened redemption activity or distressed market conditions, the portfolio may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available). If the portfolio invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, Amundi US will seek to avoid receiving material, non-public information about the issuer of a loan either held by, or considered for investment by, the portfolio, and this decision could place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer, and adversely affect the portfolio’s investment performance. Because affiliates of Amundi US may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the portfolio’s ability to participate in structuring a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. Loans may not be considered “securities,” and purchasers, such as the portfolio, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
Risks of investing in insurance-linked securities. The portfolio could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires, floods and other weather-related occurrences, as well as mortality or longevity events. Non-natural perils include disasters resulting from human-related activity such as commercial and industrial accidents or business interruptions. The portfolio may also invest in insurance-linked securities that are subject to “indemnity triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Insurance-linked securities subject to indemnity triggers
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are often regarded as being subject to potential moral hazard, since such insurance-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the portfolio. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Insurance-linked securities are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Insurance-linked securities may provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. Certain insurance-linked securities may have limited liquidity, or may be illiquid. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in an insurance-linked security may be priced using fair value methods. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the portfolio may be forced to liquidate positions when it would not be advantageous to do so. Certain insurance-linked securities represent interests in baskets of underlying reinsurance contracts. The portfolio has limited transparency into the individual contracts underlying such securities and therefore must rely on the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Certain insurance-linked securities may be difficult to value.
Inflation-linked securities risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. The inflation index generally used is a non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of a non-seasonally adjusted index can cause the portfolio’s income level to fluctuate. As inflationary expectations increase, inflation-linked securities will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the inflation index, and losses may exceed those experienced by other debt securities with similar durations. The values of inflation-linked securities may not be directly correlated to changes in interest rates, for example if interest rates rise for reasons other than inflation. In general, the price of an inflation-linked security tends to decline when real interest rates increase.
Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.
Municipal securities risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from those projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse. To the extent the portfolio invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the portfolio will be more susceptible to associated risks and developments.
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Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. Payment in kind securities are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. These securities are more likely to respond to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The higher interest rates of payment in kind securities reflect the payment deferral and increased credit risk associated with these instruments, and payment in kind instruments generally represent a significantly higher credit risk than coupon bonds. These securities are more sensitive to the credit quality of the underlying issuer. Payment in kind securities may be difficult to value because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the portfolio may receive no interest.
Unlike bonds that pay interest throughout the period to maturity, the portfolio generally will realize no cash until maturity and, if the issuer defaults, the portfolio may obtain no return at all on its investment. In addition, although the portfolio receives no periodic cash payments on such securities, the portfolio is deemed for tax purposes to receive income from such securities, which applicable tax rules require the portfolio to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders and, in addition, could reduce the portfolio’s reserve position and require the portfolio to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.
Risks of investing in “when-issued,” delayed delivery, to be announced and forward commitment transactions. The market value of these transactions may increase or decrease as a result of changes in interest rates. These transactions involve risk of loss if the value of the underlying security changes unfavorably before the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the portfolio, making the value of an investment in the portfolio more volatile and increasing the portfolio’s overall investment exposure. There is also a risk that the security will not be issued or that the other party to the transaction will default on its obligation to purchase or sell the security, which may result in the portfolio missing the opportunity to obtain a favorable price or yield elsewhere.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:
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Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
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Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
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Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
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The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
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Economic, political, regulatory and social developments, military conflicts and sanctions, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, may adversely affect the securities markets
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It may be difficult for the portfolio to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country
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The value of the portfolio’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Withholding and other non-U.S. taxes may decrease the portfolio's return. The value of the portfolio’s foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country
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Some markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
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It is often more expensive for the portfolio to buy, sell and hold securities in certain foreign markets than in the United States
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A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms
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Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange
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A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio’s investments, particularly in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries
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China and other developing market countries may be subject to considerable degrees of economic, political and social instability. Markets in China and other Asian countries are relatively new and undeveloped. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. China's central government exercises significant control over China's economy and may intervene in the financial markets, such as by imposing trading restrictions, and investments in Chinese issuers could be adversely affected by changes in government policies. The Chinese economy could be adversely affected by supply chain disruptions. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats.
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If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities
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Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries
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Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally
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Circumstances that impact one country could have profound impacts on other countries and on global economies or markets
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Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic.
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More on the risks of investing in the portfolio
Risks of convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible security is composed of two or more separate securities or instruments, each with its own market value. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Mortgage dollar roll transactions risk. The benefits to the portfolio from mortgage dollar roll transactions depend upon the adviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The portfolio may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.
Risks of investment in other funds. Investing in other investment companies, including other funds managed by the adviser, subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. Exchange-traded funds (ETFs) and exchange-listed closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to that fund’s net asset value.
Derivatives risk. Using swaps, futures and other derivatives exposes the portfolio to special risks and costs and may result in losses to the portfolio, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the portfolio’s volatility, which is the degree to which the portfolio’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. If changes in a derivative’s value do not correspond to changes in the value of the portfolio’s other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The portfolio may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Use of derivatives or similar instruments may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The portfolio’s use of derivatives may also increase the amount of taxes payable by taxable shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the portfolio’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit
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their availability or utility, otherwise adversely affect their performance or disrupt markets. The portfolio may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.
The portfolio will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the portfolio to post margin and the broker may require the portfolio to post additional margin to secure the portfolio’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the portfolio to deposit larger amounts of margin. The portfolio may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the portfolio to terminate a derivatives position under certain circumstances. This may cause the portfolio to lose money. The portfolio's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.
Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve heightened risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the portfolio buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the portfolio would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the portfolio sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the portfolio would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the portfolio may not be able to enter into swaps that meet its investment needs. The portfolio also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The portfolio will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus.
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More on the risks of investing in the portfolio
Valuation risk. Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the portfolio’s valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. The portfolio may value investments using fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the portfolio had not fair-valued the securities or had used a different valuation methodology. Fixed income securities are typically valued using fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the portfolio determines its net asset value. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption risk. The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the portfolio could hurt performance and/or cause the remaining shareholders in the portfolio to lose money. If one decision maker has control of portfolio shares owned by separate portfolio shareholders, including clients or affiliates of the portfolio’s adviser, redemptions by these shareholders may further increase the portfolio’s redemption risk. If the portfolio is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the portfolio’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt portfolio operations, interfere with the portfolio’s ability to calculate its NAV, prevent portfolio shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the portfolio and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The portfolio and its shareholders could be negatively impacted as a result.
Cash management risk. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to credit risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objectives.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.
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Management
Investment adviser
Amundi Asset Management US, Inc. (“Amundi US”), the portfolio’s investment adviser, selects the portfolio’s investments and oversees the portfolio’s operations.
Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of December 31, 2021, Amundi had more than $2.3 trillion in assets under management worldwide. As of December 31, 2021, Amundi US (and its U.S. affiliates) had over $106 billion in assets under management.
Amundi US’s main office is at 60 State Street, Boston, Massachusetts 02109.
The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.
Amundi US has received an order from the Securities and Exchange Commission that permits Amundi US, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Amundi US (an “unaffiliated subadviser”) or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Amundi US retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.
Portfolio management
Day-to-day management of the portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by Brad Komenda, Timothy Rowe and Jonathan Scott. Mr. Taubes, Mr. Komenda, Mr. Rowe and Mr. Scott are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US's affiliates.
Mr. Taubes, Executive Vice President and Chief Investment Officer, U.S. of Amundi US, is responsible for overseeing the U.S. fixed income team. He joined Amundi US as a Senior Vice President in September 1998 and has been an investment professional since 1982. Mr Taubes has served as a portfolio manager of the portfolio since 2004.
Mr. Komenda, Managing Director and Director of Investment Grade Corporates of Amundi US, joined Amundi US in 2008 and has been a portfolio manager of the portfolio since 2018.
Mr. Rowe, Managing Director and Director of Multi-Sector Fixed Income of Amundi US, joined Amundi US in 1988 and has been a portfolio manager of the portfolio since 2018.
Mr. Scott, Senior Vice President and Deputy Director of Multi-Sector Fixed Income of Amundi US, joined Amundi US in 2008. Mr. Scott joined the fixed income team in 2012 and has been a portfolio manager of the portfolio since November 2021.
The portfolio’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the portfolio.
Management fee
The portfolio pays Amundi US a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio.
Amundi US's annual fee is equal to 0.40% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly.
For the fiscal year ended December 31, 2021, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.40% of the portfolio's average daily net assets.
A discussion regarding the basis for the Board of Trustees’ approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2021.
Distributor
Amundi Distributor US, Inc. is the portfolio's distributor. The portfolio compensates the distributor for its services. The distributor is an affiliate of Amundi US.
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Management
Distribution plan
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Amundi Distributor US, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges. The portfolio has not adopted a distribution plan for Class I shares.
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Pricing of shares
Net asset value
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the close of regular trading (normally 4:00 p.m. Eastern time). On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The portfolio’s most recent net asset value is available on the portfolio’s website, amundi.com/us.
The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
Senior loans are valued at the mean between the last available bid and asked prices for one or more brokers or dealers as obtained from an independent third party pricing service. If no reliable prices are available from either the primary or an alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent third party pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services approved by the Board of Trustees using a variety of techniques and methods. The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
To the extent that the portfolio invests in shares of other funds that are not traded on an exchange, such shares of other funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.
The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio’s shares may change on days when you will not be able to purchase or redeem portfolio shares.
When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Amundi US to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Amundi US to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio’s net asset value is calculated. Because the portfolio may invest in securities rated below investment grade — some of which may be thinly traded and for which prices may not be readily available or may be unreliable — the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio’s shares to differ from the net asset value that would be calculated only using market prices. The portfolio's fair value policies and procedures may be impacted as the portfolio comes into compliance with a newly adopted SEC rule, however, the portfolio does not currently anticipate material changes to its fair valuation methodologies.
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Pricing of shares
The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold, and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
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Shareholder information
Additional payments to financial intermediaries
Amundi US and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Amundi US may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio’s shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.
Amundi US makes these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Amundi US may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.
Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Amundi US determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Amundi US’s promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients’ accounts, Amundi US receives greater management and other fees due to the increase in the Pioneer funds’ assets.
In addition to these payments, Amundi US may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Amundi US to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary’s costs.
The compensation that Amundi US pays to financial intermediaries is discussed in more detail in the portfolio’s statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Amundi US, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.
Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company’s separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Amundi US’s opinion, they are of a size or frequency that would disrupt the management of the portfolio.
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company’s Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio’s Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at
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Shareholder information
disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.
Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation §1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Amundi US for losses incurred by the portfolio or Amundi US as a result of such action.
Selling
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.
Under normal circumstances, the portfolio expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the portfolio’s investments, the portfolio may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the portfolio could be forced to liquidate assets at inopportune times or at a loss or depressed value. The portfolio also may pay redemption proceeds using cash obtained through an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.
The portfolio may pay all or a portion of redemption proceeds by delivering securities (for example, if the portfolio reasonably believes that a cash redemption may have a substantial impact on the portfolio and its remaining shareholders). In that event, the portfolio generally may deliver a proportionate share of the securities owned by the portfolio, a redeeming shareholder may incur costs (such as brokerage commissions) in converting the securities into cash and the shareholder may receive less for the securities than the price at which they were valued for purposes of the redemption. Although shares of the portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
During periods of deteriorating or stressed market conditions, when an increased portion of the portfolio’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the portfolio may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available, or by giving securities.
Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio’s securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
•
The sale of shares of the portfolio within 30 days after the shares were purchased;
•
Two or more purchases and redemptions within a short period of time; or
36

•
A series of transactions that indicate a timing pattern or strategy.
The portfolio’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio’s shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under “Net asset value” in this prospectus.
While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.
The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.
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Distributions and taxes
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.
Under the Code, the portfolio’s dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.
In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio’s investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio’s shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company’s separate account prospectus and in the statement of additional information.
Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio declares a dividend of net investment income other than net short- and long-term capital gains daily. Dividends are normally paid on the last business day of each month. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.
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Financial highlights
The financial highlights table helps you understand the portfolio’s financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in Class I and Class II shares of the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report is included in the portfolio’s annual report along with the portfolio’s financial statements. The portfolio’s annual report is incorporated by reference in the statement of additional information and is available upon request.
Pioneer Bond VCT Portfolio
Class I
Class I	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17
Net asset value, beginning of period	$11.78	$11.17	$10.56	$11.04	$10.96
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.24	$0.30	$0.33	$0.33	$0.29
Net realized and unrealized gain (loss) on investments	(0.20)	0.65	0.64	(0.42)	0.14
Net increase (decrease) from investment operations	$0.04	$0.95	$0.97	$(0.09)	$0.43
Distributions to shareowners:
Net investment income	$(0.25)	$(0.34)	$(0.36)	$(0.36)	$(0.31)
Net realized gain	(0.30)	—	—	(0.03)	(0.04)
Total distributions	$(0.55)	$(0.34)	$(0.36)	$(0.39)	$(0.35)
Net increase (decrease) in net asset value	$(0.51)	$0.61	$0.61	$(0.48)	$0.08
Net asset value, end of period	$11.27	$11.78	$11.17	$10.56	$11.04
Total return (b)	0.38%	8.70%	9.27%	(0.84)%	4.01%
Ratio of net expenses to average net assets	0.57%	0.59%	0.59%	0.61%	0.61%
Ratio of net investment income (loss) to average net assets	2.12%	2.68%	3.03%	3.07%	2.59%
Portfolio turnover rate	61%	59%	48%	44%	42%
Net assets, end of period (in thousands)	$33,091	$47,089	$49,115	$46,125	$49,672
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.60%	0.62%	0.62%	0.64%	0.61%
Net investment income (loss) to average net assets	2.09%	2.65%	3.00%	3.04%	2.59%
(a)
The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
39

Financial highlights
Class II
	Year Ended 12/31/20	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17
Net asset value, beginning of period	$11.80	$11.19	$10.59	$11.07	$10.99
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.21	$0.28	$0.31	$0.30	$0.26
Net realized and unrealized gain (loss) on investments	(0.19)	0.65	0.62	(0.42)	0.15
Net increase (decrease) from investment operations	$0.02	$0.93	$0.93	$(0.12)	$0.41
Distributions to shareowners:
Net investment income	$(0.22)	$(0.32)	$(0.33)	$(0.33)	$(0.29)
Net realized gain	(0.30)	—	—	(0.03)	(0.04)
Total distributions	$(0.52)	$(0.32)	$(0.33)	$(0.36)	$(0.33)
Net increase (decrease) in net asset value	$(0.50)	$0.61	$0.60	$(0.48)	$0.08
Net asset value, end of period	$11.30	$11.80	$11.19	$10.59	$11.07
Total return (b)	0.22%	8.42%	8.90%	(1.08)%	3.74%
Ratio of net expenses to average net assets	0.82%	0.84%	0.84%	0.86%	0.86%
Ratio of net investment income (loss) to average net assets	1.86%	2.43%	2.79%	2.83%	2.35%
Portfolio turnover rate	61%	59%	48%	44%	42%
Net assets, end of period (in thousands)	$150,361	$140,599	$140,895	$125,865	$122,239
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	0.85%	0.87%	0.87%	0.89%	0.86%
Net investment income (loss) to average net assets	1.83%	2.40%	2.76%	2.80%	2.35%
(a)
The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
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Notes
41

Pioneer Variable Contracts Trust
Pioneer Bond VCT Portfolio
You can obtain more free information about the portfolio by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio’s statement of additional information and shareowner reports, and to make other inquiries. The portfolio’s statement of additional information and shareowner reports are available, free of charge, on the Amundi US website at amund.com/us.
Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.
Statement of additional information
The statement of additional information provides more detailed information about the portfolio.
The statement of additional information, dated May 1, 2022, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.
The portfolio's shareowner reports, prospectus and statement of additional information are available on the Securities and Exchange Commission's EDGAR database on the Commission's Internet site at https://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
(Investment Company Act file no. 811-08786)

Amundi Distributor US, Inc. 60 State Street Boston, MA 02109 amundi.com/us	20539-16-0422 ©2022 Amundi Distributor US, Inc. Member SIPC

Pioneer Equity Income VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares
Class II Shares
Prospectus, May 1, 2022
Contents
Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

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Portfolio summary
Investment objectives
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio. Your costs would be higher if fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option were included. Please consult your insurance company’s separate account prospectus or disclosure document for more information.
Annual portfolio operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.80%	1.05%
Example
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio’s total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Number of years you own your shares (with or without redemption)
	1	3	5	10
Class I	$82	$255	$444	$990
Class II	$107	$334	$579	$1,283
Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 28% of the average value of the portfolio.
Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks, securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks. The portfolio may invest in initial public offerings of equity securities.
The portfolio may invest up to 20% of its total assets in securities of non-U.S. issuers, including depositary receipts. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.
The portfolio may invest up to 20% of its net assets in REITs.
The portfolio also may invest in investment grade and below investment grade debt securities (known as “junk bonds”). The portfolio may invest up to 10% of its net assets in junk bonds, including below investment grade convertible debt securities.
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Portfolio summary
The portfolio may, but is not required to, use derivatives, such as stock index futures and options. The portfolio may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio may also hold cash or other short-term investments.
The portfolio's investment adviser uses a value approach to select the portfolio's investments to buy and sell. The adviser seeks securities that are selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. The adviser also considers a security’s potential to provide a reasonable amount of income. In making these assessments, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser generally sells a portfolio security when it believes that the security’s market value reflects its underlying value.
The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
Principal risks of investing in the portfolio
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.
Market risk. The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
2

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China, or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.
Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.
Income producing securities risk. Income producing securities may fall out of favor with investors and underperform the overall equity market.
Large capitalization companies risk. Large capitalization companies may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region, market segment or industry, or about an investment strategy, may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and data used by the adviser.
ESG risk. The portfolio’s adviser considers ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. To the extent the adviser considers this information, the adviser focuses on investment considerations that relate to potential return and risk, without sacrificing these considerations for non-economic purposes. In considering ESG information, the adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio’s return. Non-U.S. issuers may be located in parts of the world that
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Portfolio summary
have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio's investments.
If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities.
Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Risks of investments in real estate related securities. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. The purchase of IPO shares may involve high transaction costs.
Risks of investment in other funds. Investing in other investment companies, including other funds managed by the adviser, subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses.
Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.
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Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. Junk bonds have a higher risk of default or are already in default and are considered speculative.
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.
Derivatives risk. Using stock index futures and options and other derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Valuation risk. The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued the securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
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Portfolio summary
Liquidity risk. Some securities and derivatives held by the portfolio may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the portfolio is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.
Redemption risk. The portfolio may experience heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the portfolio’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt portfolio operations, interfere with the portfolio’s ability to calculate its NAV, prevent portfolio shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the portfolio and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I and Class II shares of the portfolio over time and compares these returns to the returns of the Russell 1000 Value Index a broad-based measure of market performance that has characteristics relevant to the portfolio’s investment strategies.
The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.
The portfolio's past performance does not necessarily indicate how it will perform in the future.
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Annual return Class I Shares (%)
(Year ended December 31)

For the period covered by the bar chart:
	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	15.23%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-26.08%	01/01/2020 to	03/31/2020
Average annual total return (%)
(for periods ended December 31, 2021)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class I	25.70	10.73	12.43	10.01	03/01/1995
Class II	25.33	10.47	12.15	7.55	09/14/1999
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	25.16	11.16	12.97	10.12	03/01/1995
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
John A. Carey, Managing Director and Director of Equity Income, U.S., of Amundi US
(lead portfolio manager of the portfolio since 1990); Walter Hunnewell, Jr., Vice
President of Amundi US (portfolio manager of the portfolio since 2001); and Sammi
Truong, Vice President of Amundi US (portfolio manager of the portfolio since 2018)

Tax information
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
Payments to broker-dealers and other financial intermediaries
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.
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Portfolio summary
In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company’s separate account prospectus or disclosure document may contain additional information about these payments.
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More on the portfolio’s investment objectives and strategies
Investment objectives
Current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.
The portfolio’s investment objectives may be changed without shareholder approval. The portfolio will provide at least 30 days’ written notice prior to implementing any change to its investment objectives.
Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in income producing equity securities of U.S. issuers. The income producing equity securities in which the portfolio may invest include common stocks, preferred stocks, securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities and equity interests in real estate investment trusts (REITs). The remainder of the portfolio may be invested in debt securities, most of which are expected to be convertible into common stocks. The portfolio may invest in initial public offerings of equity securities. The portfolio may consider an investment company as an income producing equity security for purposes of satisfying the portfolio’s 80% policy if the investment company invests at least 80% of its net assets in income producing equity securities of U.S. issuers.
The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in income producing equity securities of U.S. issuers.
The portfolio may invest up to 20% of its total assets in securities of non-U.S. issuers, including depositary receipts. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.
The portfolio may invest up to 20% of its net assets in REITs.
The portfolio may invest in securities of issuers in any industry or market segment, and in securities of any market capitalization. The portfolio may invest in debt securities. The portfolio may invest up to 10% of its net assets in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities. The portfolio may invest in debt securities rated “C” or better, or comparable unrated securities. The portfolio invests in debt securities when the adviser believes they are consistent with the portfolio's investment objectives of current income and long-term capital growth, to diversify the portfolio's portfolio or for greater liquidity. The portfolio may invest in Brady bonds, which are restructured debt of governmental issuers of emerging market countries.
Amundi Asset Management US, Inc. (“Amundi US” or the “adviser”), the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Amundi US seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Amundi US evaluates a security’s potential value, including the attractiveness of its market valuation, based on the company’s assets and prospects for earnings growth. Amundi US also considers a security’s potential to provide a reasonable amount of income. In making these assessments, Amundi US employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. Amundi US relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Amundi US focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Amundi US looks for in selecting investments include:
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Favorable expected returns relative to perceived risk
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Management with demonstrated ability and commitment to the company
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Low market valuations relative to earnings forecast, book value, cash flow and sales
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Good prospects for dividend growth
Amundi US generally sells a portfolio security when it believes that the security’s market value reflects its underlying value.
The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of
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More on the portfolio’s investment objectives and strategies an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
The portfolio’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.
Non-U.S. investments
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index.
Investments in REITs
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including “sub-prime” mortgages, secured by real estate and derive their income from collection of interest.
Debt securities
The portfolio may invest in debt securities. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as “junk bonds”) including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.
Below investment grade securities (“junk bonds”)
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Amundi US. A debt security is below investment grade if it is rated BB or lower by Standard & Poor’s Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Amundi US. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.
Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
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In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
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As a substitute for purchasing or selling securities
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To attempt to increase the portfolio’s return as a non-hedging strategy that may be considered speculative
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To manage portfolio characteristics (for example, exposure to various market segments)
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As a cash flow management technique
The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
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Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.
Additional investment strategies and related risks
In addition to the principal investment strategies and related risks discussed in this prospectus, the portfolio may also use other techniques, including the following non-principal investment strategies and related risks.
Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1∕3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.
Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.
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More on the risks of investing in the portfolio
Principal investment risks
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.
Market risk. The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.
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Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.
Income producing securities risk. Income producing securities may fall out of favor with investors and underperform the overall equity market.
Large capitalization companies risk. Large capitalization companies may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region, market segment or industry, or about an investment strategy, may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.
ESG risk. The portfolio’s adviser considers ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. To the extent the adviser considers this information, the adviser focuses on investment considerations that relate to potential return and risk, without sacrificing these considerations for non-economic purposes. In considering ESG information, the adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:
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Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
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Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
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Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
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The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
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Economic, political, regulatory and social developments, military conflicts and sanctions, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, may adversely affect the securities markets
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It may be difficult for the portfolio to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country
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The value of the portfolio’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Withholding and other non-U.S. taxes may decrease the portfolio's return. The value of the portfolio’s foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country
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Some markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
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It is often more expensive for the portfolio to buy, sell and hold securities in certain foreign markets than in the United States
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A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms
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Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange
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More on the risks of investing in the portfolio
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A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio’s investments, particularly in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries
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China and other developing market countries may be subject to considerable degrees of economic, political and social instability. Markets in China and other Asian countries are relatively new and undeveloped. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. China's central government exercises significant control over China's economy and may intervene in the financial markets, such as by imposing trading restrictions, and investments in Chinese issuers could be adversely affected by changes in government policies. The Chinese economy could be adversely affected by supply chain disruptions. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats.
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If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities
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Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries
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Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally
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Circumstances that impact one country could have profound impacts on other countries and on global economies or markets
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Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic.
Risks of investments in real estate related securities. The portfolio has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
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The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
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Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
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The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
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A REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed
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If the portfolio's real estate related investments are concentrated in one geographic area or property type, the portfolio will be particularly subject to the risks associated with that area or property type
REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest primarily in real property and derive income mainly from the collection of rents. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and derive income primarily from interest payments. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. Hybrid REITs invest both in real property and in mortgages.
Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Such expenses are not shown in “Annual portfolio operating expenses” above.
Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Information about the companies may be available for very limited periods. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.
Risks of investment in other funds. Investing in other investment companies, including other funds managed by the adviser, subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. Exchange-traded funds (ETFs) and exchange-listed closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to that fund’s net asset value.
Risks of convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The value of a synthetic convertible security
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More on the risks of investing in the portfolio
will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible security is composed of two or more separate securities or instruments, each with its own market value. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default. The portfolio may not receive interest payments on defaulted securities and may incur costs to protect its investment. In addition, defaulted securities involve the substantial risk that principal will not be repaid. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often changes in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Junk bonds may also be less liquid than higher-rated securities, which means that the portfolio may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing portfolio shares. Junk bonds generally are issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt securities relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. The portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the portfolio before it matures. If the issuer redeems junk bonds, the portfolio may have to invest the proceeds in bonds with lower yields and may lose income.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus.
Industries in the financials segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.
Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.
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Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.
Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.
Derivatives risk. Using stock index futures and options and other derivatives exposes the portfolio to special risks and costs and may result in losses to the portfolio, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the portfolio’s volatility, which is the degree to which the portfolio’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. If changes in a derivative’s value do not correspond to changes in the value of the portfolio’s other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The portfolio may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Use of derivatives or similar instruments may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The portfolio’s use of derivatives may also increase the amount of taxes payable by taxable shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the portfolio’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The portfolio may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.
The portfolio will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the portfolio to post margin and the broker may require the portfolio to post additional margin to secure the portfolio’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the portfolio to deposit larger amounts of margin. The portfolio may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the portfolio to terminate a derivatives position under certain circumstances. This may cause the portfolio to lose money. The portfolio's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
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More on the risks of investing in the portfolio
Valuation risk. Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the portfolio’s valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. The portfolio may value investments using fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the portfolio had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the portfolio determines its net asset value. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be or become impossible or difficult to purchase or sell. Although most of the portfolio’s securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the portfolio, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. Liquidity and value of investments can deteriorate rapidly. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell or unwind these investments to meet redemptions or for other cash needs, or try to limit losses, the portfolio may suffer a substantial loss or may not be able to sell at all. The portfolio may experience heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and other investments, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.
Redemption risk. The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the portfolio could hurt performance and/or cause the remaining shareholders in the portfolio to lose money. If one decision maker has control of portfolio shares owned by separate portfolio shareholders, including clients or affiliates of the portfolio’s adviser, redemptions by these shareholders may further increase the portfolio’s redemption risk. If the portfolio is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the portfolio’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt portfolio operations, interfere with the portfolio’s ability to calculate its NAV, prevent portfolio shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the portfolio and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The portfolio and its shareholders could be negatively impacted as a result.
Cash management risk. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to credit risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objectives.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
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To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.
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Management
Investment adviser
Amundi Asset Management US, Inc. (“Amundi US”), the portfolio’s investment adviser, selects the portfolio’s investments and oversees the portfolio’s operations.
Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of December 31, 2021, Amundi had more than $2.3 trillion in assets under management worldwide. As of December 31, 2021, Amundi US (and its U.S. affiliates) had over $106 billion in assets under management.
Amundi US’s main office is at 60 State Street, Boston, Massachusetts 02109.
The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.
Amundi US has received an order from the Securities and Exchange Commission that permits Amundi US, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Amundi US (an “unaffiliated subadviser”) or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Amundi US retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.
Portfolio management
Day-to-day management of the portfolio is the responsibility of John A. Carey, lead portfolio manager of the portfolio since 1990; Walter Hunnewell, Jr., portfolio manager of the portfolio since 2001; and Sammi Truong, portfolio manager of the portfolio since 2018. Mr. Carey, Mr. Hunnewell and Ms. Truong are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US’s affiliates. Mr. Carey, a Managing Director and Director of Equity Income, U.S., of Amundi US, joined Amundi US as an analyst in 1979. Mr. Hunnewell, a Vice President of Amundi US, joined Amundi US as a portfolio manager in 2001 and has been an investment professional since 1985. Ms. Truong, a Vice President of Amundi US, joined Amundi US in 2001 and has been an investment professional since 2001.
The portfolio’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the portfolio.
Management fee
The portfolio pays Amundi US a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio.
Amundi US's annual fee is equal to 0.65% of the portfolio's average daily net assets up to $1 billion and 0.60% of the portfolio's average daily net assets over $1 billion. The fee is accrued daily and paid monthly.
For the fiscal year ended December 31, 2021, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.65% of the portfolio's average daily net assets.
A discussion regarding the basis for the Board of Trustees’ approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2021.
Distributor
Amundi Distributor US, Inc. is the portfolio's distributor. The portfolio compensates the distributor for its services. The distributor is an affiliate of Amundi US.
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Distribution plan
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Amundi Distributor US, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges. The portfolio has not adopted a distribution plan for Class I shares.
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Pricing of shares
Net asset value
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the close of regular trading (normally 4:00 p.m. Eastern time). On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The portfolio’s most recent net asset value is available on the portfolio’s website, amundi.com/us.
The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods. The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
To the extent that the portfolio invests in shares of other funds that are not traded on an exchange, such shares of other funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.
The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio’s shares may change on days when you will not be able to purchase or redeem portfolio shares.
When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Amundi US to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Amundi US to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio’s net asset value is calculated. Because the portfolio may invest in securities rated below investment grade — some of which may be thinly traded and for which prices may not be readily available or may be unreliable — the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio’s shares to differ from the net asset value that would be calculated only using market prices. The portfolio's fair value policies and procedures may be impacted as the portfolio comes into compliance with a newly adopted SEC rule, however, the portfolio does not currently anticipate material changes to its fair valuation methodologies.
The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
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Shareholder information
Additional payments to financial intermediaries
Amundi US and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Amundi US may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio’s shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.
Amundi US makes these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Amundi US may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.
Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Amundi US determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Amundi US’s promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients’ accounts, Amundi US receives greater management and other fees due to the increase in the Pioneer funds’ assets.
In addition to these payments, Amundi US may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Amundi US to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary’s costs.
The compensation that Amundi US pays to financial intermediaries is discussed in more detail in the portfolio’s statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Amundi US, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.
Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company’s separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Amundi US’s opinion, they are of a size or frequency that would disrupt the management of the portfolio.
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company’s Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio’s Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at
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Shareholder information
disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.
Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation §1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Amundi US for losses incurred by the portfolio or Amundi US as a result of such action.
Selling
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.
Under normal circumstances, the portfolio expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the portfolio’s investments, the portfolio may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the portfolio could be forced to liquidate assets at inopportune times or at a loss or depressed value. The portfolio also may pay redemption proceeds using cash obtained through an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.
The portfolio may pay all or a portion of redemption proceeds by delivering securities (for example, if the portfolio reasonably believes that a cash redemption may have a substantial impact on the portfolio and its remaining shareholders). In that event, the portfolio generally may deliver a proportionate share of the securities owned by the portfolio, a redeeming shareholder may incur costs (such as brokerage commissions) in converting the securities into cash and the shareholder may receive less for the securities than the price at which they were valued for purposes of the redemption. Although shares of the portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
During periods of deteriorating or stressed market conditions, when an increased portion of the portfolio’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the portfolio may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available, or by giving securities.
Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio’s securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
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The sale of shares of the portfolio within 30 days after the shares were purchased;
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Two or more purchases and redemptions within a short period of time; or
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•
A series of transactions that indicate a timing pattern or strategy.
The portfolio’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio’s shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under “Net asset value” in this prospectus.
While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.
The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.
25

Distributions and taxes
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.
Under the Code, the portfolio’s dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.
In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio’s investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio’s shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company’s separate account prospectus and in the statement of additional information.
Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.
26

Financial highlights
The financial highlights table helps you understand the portfolio’s financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in Class I and Class II shares of the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report is included in the portfolio’s annual report along with the portfolio’s financial statements. The portfolio’s annual report is incorporated by reference in the statement of additional information and is available upon request.
Pioneer Equity Income VCT Portfolio
Class I
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17
Net asset value, beginning of period	$15.51	$16.65	$23.41	$32.49	$31.25
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.28	$0.28	$0.42	$0.81	$0.60
Net realized and unrealized gain (loss) on investments	3.68	(0.46)	4.45	(2.99)	3.91
Net increase (decrease) from investment operations	$3.96	$(0.18)	$4.87	$(2.18)	$4.51
Distributions to shareowners:
Net investment income	$(0.26)	$(0.39)	$(0.56)	$(0.70)	$(0.55)
Net realized gain	—	(0.57)	(11.07)	(6.20)	(2.72)
Total distributions	$(0.26)	$(0.96)	$(11.63)	$(6.90)	$(3.27)
Net increase (decrease) in net asset value	$3.70	$(1.14)	$(6.76)	$(9.08)	$1.24
Net asset value, end of period	$19.21	$15.51	$16.65	$23.41	$32.49
Total return (b)	25.70%	(0.04)%	25.56%	(8.59)%(c)	15.46%
Ratio of net expenses to average net assets	0.80%	0.80%	0.79%	0.79%	0.71%
Ratio of net investment income (loss) to average net assets	1.59%	1.95%	2.18%	2.82%	1.90%
Portfolio turnover rate	28%	14%	21%	28%	33%
Net assets, end of period (in thousands)	$87,047	$75,613	$89,623	$82,212	$105,198
(a)
The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
(c)
If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.63)%.
NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
27

Financial highlights
Class II
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17
Net asset value, beginning of period	$15.79	$16.92	$23.62	$32.70	$31.43
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.24	$0.25	$0.38	$0.50	$0.52
Net realized and unrealized gain (loss) on investments	3.74	(0.46)	4.49	(2.75)	3.94
Net increase (decrease) from investment operations	$3.98	$(0.21)	$4.87	$(2.25)	$4.46
Distributions to shareowners:
Net investment income	$(0.22)	$(0.35)	$(0.50)	$(0.63)	$(0.47)
Net realized gain	—	(0.57)	(11.07)	(6.20)	(2.72)
Total distributions	$(0.22)	$(0.92)	$(11.57)	$(6.83)	$(3.19)
Net increase (decrease) in net asset value	$3.76	$(1.13)	$(6.70)	$(9.08)	$1.27
Net asset value, end of period	$19.55	$15.79	$16.92	$23.62	$32.70
Total return (b)	25.33%	(0.26)%	25.23%	(8.77)%(c)	15.18%
Ratio of net expenses to average net assets	1.05%	1.05%	1.04%	0.98%	0.97%
Ratio of net investment income (loss) to average net assets	1.35%	1.70%	1.93%	1.61%	1.65%
Portfolio turnover rate	28%	14%	21%	28%	33%
Net assets, end of period (in thousands)	$34,258	$34,723	$38,908	$33,569	$247,973
(a)
The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)
If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (8.81)%.
NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
28

Notes

Pioneer Variable Contracts Trust
Pioneer Equity Income VCT Portfolio
You can obtain more free information about the portfolio by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio’s statement of additional information and shareowner reports, and to make other inquiries. The portfolio’s statement of additional information and shareowner reports are available, free of charge, on the Amundi US website at amund.com/us.
Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.
Statement of additional information
The statement of additional information provides more detailed information about the portfolio.
The statement of additional information, dated May 1, 2022, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.
The portfolio's shareowner reports, prospectus and statement of additional information are available on the Securities and Exchange Commission's EDGAR database on the Commission's Internet site at https://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
(Investment Company Act file no. 811-08786)

Amundi Distributor US, Inc. 60 State Street Boston, MA 02109 amundi.com/us	19081-16-0422 ©2022 Amundi Distributor US, Inc. Member SIPC

Pioneer Fund VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares
Class II Shares
Prospectus, May 1, 2022
Contents
Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

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Portfolio summary
Investment objectives
Reasonable income and capital growth.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio. Your costs would be higher if fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option were included. Please consult your insurance company’s separate account prospectus or disclosure document for more information.
Annual portfolio operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.14%	0.14%
Total Annual Portfolio Operating Expenses	0.79%	1.04%
Example
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio’s total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Number of years you own your shares (with or without redemption)
	1	3	5	10
Class I	$81	$252	$439	$978
Class II	$106	$331	$574	$1,271
Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 87% of the average value of the portfolio.
Principal investment strategies
The portfolio invests in a broad group of carefully selected securities that the portfolio's adviser believes are reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests predominantly in equity securities. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.
The portfolio primarily invests in securities of U.S. issuers. The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.
The portfolio may invest up to 15% of its net assets in REITs.
The portfolio may invest in initial public offerings of equity securities. The portfolio may also invest in investment grade and below investment grade debt securities (known as “junk bonds”).
1

Portfolio summary
The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives, such as stock index futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio may also hold cash or other short-term investments.
The portfolio's investment adviser uses a value approach to select the portfolio's investments to buy and sell. Using this investment style and environmental, social and corporate governance (ESG) analysis described below, the adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. In selecting securities, the adviser considers a security's potential to provide a reasonable amount of income. The adviser focuses on the quality and price of individual issuers.
The adviser integrates ESG analysis into its investment process by focusing on companies with sustainable business models and evaluating ESG-related risks as part of its research recommendations. In addition, the adviser generally excludes corporate issuers that do not meet or exceed minimum ESG standards, based on a system that uses ESG ratings provided by third parties or internal sources. When using ESG ratings to exclude corporate issuers and evaluating ESG issues generally, the adviser considers ratings in the context of an issuer’s respective sector or industry. The fund generally will not invest in companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco products and certain controversial military weapons, and the operation of thermal coal mines and gambling casinos and other gaming businesses.
Principal risks of investing in the portfolio
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.
Market risk. The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
2

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China, or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.
Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region, market segment or industry, or about an investment strategy, may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and data used by the adviser.
ESG risk. The portfolio’s adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the portfolio as compared with other funds that do not consider ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG factors. Accordingly, the portfolio may underperform other funds that do not utilize an investment strategy that considers ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. Further, in implementing its ESG approach, the adviser focuses on investment considerations that relate to potential return and risk, without sacrificing these considerations for non-economic purposes. In considering ESG factors, the portfolio’s adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
Risks of investments in real estate related securities. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
Risks of warrants and rights. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the portfolio loses any amount it paid for the warrant. The failure to exercise subscription rights to purchase common shares would result in the dilution of the portfolio’s interest in the issuing company.
3

Portfolio summary
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. The purchase of IPO shares may involve high transaction costs.
Risks of investment in other funds. Investing in other investment companies, including other funds managed by the adviser, subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio's investments.
If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities.
Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy.
4

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.
Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.
Derivatives risk. Using stock index futures and options and other derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Valuation risk. The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued the securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Liquidity risk. Some securities and derivatives held by the portfolio may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the portfolio is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.
5

Portfolio summary
Redemption risk. The portfolio may experience heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the portfolio’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt portfolio operations, interfere with the portfolio’s ability to calculate its NAV, prevent portfolio shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the portfolio and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I and Class II shares of the portfolio over time and compares these returns to the returns of the Standard & Poor’s 500 Index (the S&P 500), a broad-based measure of market performance that has characteristics relevant to the portfolio’s investment strategies.
The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.
The portfolio's past performance does not necessarily indicate how it will perform in the future.
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Annual return Class I Shares (%)
(Year ended December 31)

For the period covered by the bar chart:
	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	20.04%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-16.51%	01/01/2020 to	03/31/2020
Average annual total return (%)
(for periods ended December 31, 2021)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class I	27.98	20.15	16.19	9.13	10/31/1997
Class II	27.65	19.84	15.90	7.66	05/01/2000
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	28.71	18.47	16.55	9.09	10/31/1997
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Jeff Kripke, Senior Vice President of Amundi US (lead portfolio manager) (portfolio manager of the portfolio since 2015); John A. Carey, Managing Director and Director of Equity Income, U.S. of Amundi US (portfolio manager of the portfolio since 1997);
Craig Sterling, Managing Director, Director of Core Equity and Head of Equity
Research, U.S. of Amundi US (portfolio manager of the portfolio since 2019); and
James Yu, Vice President and Associate Portfolio Manager of Amundi US (portfolio manager of the portfolio since 2019)

Tax information
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
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Portfolio summary
Payments to broker-dealers and other financial intermediaries
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.
In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company’s separate account prospectus or disclosure document may contain additional information about these payments.
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More on the portfolio’s investment objectives and strategies
Investment objectives
Reasonable income and capital growth.
The portfolio’s investment objectives may be changed without shareholder approval. The portfolio will provide at least 30 days’ written notice prior to implementing any change to its investment objectives.
Principal investment strategies
The portfolio invests in a broad group of carefully selected securities that the portfolio's adviser believes are reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity. The portfolio invests predominantly in equity securities. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.
The portfolio primarily invests in securities of U.S. issuers. The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.
The portfolio may invest up to 15% of its net assets in REITs.
The portfolio may invest in initial public offerings of equity securities. The portfolio may invest in debt securities. The portfolio invests in debt securities when the adviser believes they are consistent with the portfolio's investment objectives of reasonable income and capital growth, to diversify the portfolio's portfolio or for greater liquidity. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities.
Amundi Asset Management US, Inc. (“Amundi US” or the “adviser”), the portfolio's investment adviser, uses a value approach to select the portfolio's investments to buy and sell. Using this investment style and environmental, social and corporate governance (ESG) analysis described below, Amundi US seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Amundi US evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Amundi US employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Amundi US also considers a security's potential to provide a reasonable amount of income. Amundi US relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Amundi US focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. Factors Amundi US looks for in selecting investments include:
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Favorable expected returns relative to perceived risk
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Above average potential for earnings and revenue growth
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Low market valuations relative to earnings forecast, book value, cash flow and sales
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A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale
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Sustainable business practices, including through environmental, social and/or corporate governance (ESG) policies, practices or outcomes
Amundi US integrates ESG analysis into its investment process by focusing on companies with sustainable business models and evaluating ESG-related risks as part of its research recommendations. Environmental assessment categories typically include climate change, natural resource use, waste management and environmental opportunities. Social assessment categories typically include human capital, product safety and social opportunities. Governance assessment categories typically include corporate governance, business ethics and government and public policy. ESG-related concerns in one area might not automatically eliminate an issuer from being an eligible investment for the portfolio. In making ESG evaluations, Amundi US may consider whether an issuer’s ESG policies or practices are improving.
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More on the portfolio’s investment objectives and strategies
In addition, Amundi US generally excludes corporate issuers that do not meet or exceed minimum ESG standards, based on a system that uses ESG ratings provided by third parties or internal sources. When using ESG ratings to exclude corporate issuers and evaluating ESG issues generally, Amundi US considers ratings in the context of an issuer’s respective sector or industry. The portfolio generally will not invest in companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco products and certain controversial military weapons, and the operation of thermal coal mines and gambling casinos and other gaming businesses.
The portfolio’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.
Non-U.S. investments
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index.
Investments in REITs
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including “sub-prime” mortgages, secured by real estate and derive their income from collection of interest.
Debt securities
The portfolio may invest in debt securities. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as “junk bonds”) including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.
Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
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In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
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As a substitute for purchasing or selling securities
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To attempt to increase the portfolio’s return as a non-hedging strategy that may be considered speculative
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To manage portfolio characteristics (for example, exposure to various market segments)
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As a cash flow management technique
The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.
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Additional investment strategies and related risks
In addition to the principal investment strategies and related risks discussed in this prospectus, the portfolio may also use other techniques, including the following non-principal investment strategies and related risks.
Repurchase agreements
In a repurchase agreement, the portfolio purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price, which is typically higher than the purchase price paid by the portfolio. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1∕3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.
Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.
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More on the risks of investing in the portfolio
Principal investment risks
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.
Market risk. The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.
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Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region, market segment or industry, or about an investment strategy, may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.
ESG risk. The portfolio’s adviser considers ESG factors in making investment decisions. Excluding specific issuers limits the universe of investments available to the portfolio as compared with other funds that do not consider ESG factors, which may mean forgoing some investment opportunities available to funds that do not consider ESG factors. Accordingly, the portfolio may underperform other funds that do not utilize an investment strategy that considers ESG factors. However, the strategy of seeking to identify companies with sustainable business models is believed to provide potential return and risk benefits, including the selection of issuers with fewer ESG-related risks. Further, in implementing its ESG approach, the adviser focuses on investment considerations that relate to potential return and risk, without sacrificing these considerations for non-economic purposes. In considering ESG factors, the portfolio’s adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased.
Risks of investments in real estate related securities. The portfolio has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
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The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
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Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
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The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
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A REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed
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If the portfolio's real estate related investments are concentrated in one geographic area or property type, the portfolio will be particularly subject to the risks associated with that area or property type
REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest primarily in real property and derive income mainly from the collection of rents. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and derive income primarily from interest payments. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. Hybrid REITs invest both in real property and in mortgages.
Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Such expenses are not shown in “Annual portfolio operating expenses” above.
Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks
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More on the risks of investing in the portfolio
through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
Risks of warrants and rights. Warrants and rights give the portfolio the right to buy stock. A warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The portfolio has no obligation to exercise the warrant and buy the stock. A warrant has value only if the portfolio is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the portfolio loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
The portfolio may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares. The failure to exercise subscription rights to purchase common stock would result in the dilution of the portfolio’s interest in the issuing company. The market for such rights is not well developed and, accordingly, the portfolio may not always realize full value on the sale of rights.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Information about the companies may be available for very limited periods. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.
Risks of investment in other funds. Investing in other investment companies, including other funds managed by the adviser, subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. Exchange-traded funds (ETFs) and exchange-listed closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to that fund’s net asset value.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.
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Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:
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Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
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Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
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Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
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The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
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Economic, political, regulatory and social developments, military conflicts and sanctions, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, may adversely affect the securities markets
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It may be difficult for the portfolio to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country
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The value of the portfolio’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Withholding and other non-U.S. taxes may decrease the portfolio's return. The value of the portfolio’s foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country
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Some markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
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It is often more expensive for the portfolio to buy, sell and hold securities in certain foreign markets than in the United States
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A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms
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Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange
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A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio’s investments, particularly in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries
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China and other developing market countries may be subject to considerable degrees of economic, political and social instability. Markets in China and other Asian countries are relatively new and undeveloped. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. China's central government exercises significant control over China's economy and may intervene in the financial markets, such as by imposing trading restrictions, and investments in Chinese issuers could be adversely affected by changes in government policies. The Chinese economy could be adversely affected by supply chain disruptions. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats.
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More on the risks of investing in the portfolio
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If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities
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Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries
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Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally
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Circumstances that impact one country could have profound impacts on other countries and on global economies or markets
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Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus.
Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.
Industries in the telecommunications segment, such as telephone operating companies, may be significantly affected by changes in government regulation, intense competition for market share, changes in technology within the industry, dependency on patent protection, changing consumer preferences, and overall economic conditions.
Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.
Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.
Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Derivatives risk. Using stock index futures and options and other derivatives exposes the portfolio to special risks and costs and may result in losses to the portfolio, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the portfolio’s volatility, which is the degree to which the portfolio’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks
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applicable to the assets, rates, indices or other indicators underlying the derivative. If changes in a derivative’s value do not correspond to changes in the value of the portfolio’s other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The portfolio may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Use of derivatives or similar instruments may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The portfolio’s use of derivatives may also increase the amount of taxes payable by taxable shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the portfolio’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The portfolio may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.
The portfolio will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the portfolio to post margin and the broker may require the portfolio to post additional margin to secure the portfolio’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the portfolio to deposit larger amounts of margin. The portfolio may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the portfolio to terminate a derivatives position under certain circumstances. This may cause the portfolio to lose money. The portfolio's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Valuation risk. Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the portfolio’s valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. The portfolio may value investments using fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the portfolio had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the portfolio determines its net asset value. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be or become impossible or difficult to purchase or sell. Although most of the portfolio’s securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the portfolio, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. Liquidity and value of investments can deteriorate rapidly. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell or unwind these investments
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More on the risks of investing in the portfolio
to meet redemptions or for other cash needs, or try to limit losses, the portfolio may suffer a substantial loss or may not be able to sell at all. The portfolio may experience heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and other investments, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.
Redemption risk. The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the portfolio could hurt performance and/or cause the remaining shareholders in the portfolio to lose money. If one decision maker has control of portfolio shares owned by separate portfolio shareholders, including clients or affiliates of the portfolio’s adviser, redemptions by these shareholders may further increase the portfolio’s redemption risk. If the portfolio is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the portfolio’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt portfolio operations, interfere with the portfolio’s ability to calculate its NAV, prevent portfolio shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the portfolio and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The portfolio and its shareholders could be negatively impacted as a result.
Cash management risk. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to credit risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objectives.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.
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Management
Investment adviser
Amundi Asset Management US, Inc. (“Amundi US”), the portfolio’s investment adviser, selects the portfolio’s investments and oversees the portfolio’s operations.
Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of December 31, 2021, Amundi had more than $2.3 trillion in assets under management worldwide. As of December 31, 2021, Amundi US (and its U.S. affiliates) had over $106 billion in assets under management.
Amundi US’s main office is at 60 State Street, Boston, Massachusetts 02109.
The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.
Amundi US has received an order from the Securities and Exchange Commission that permits Amundi US, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Amundi US (an “unaffiliated subadviser”) or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Amundi US retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.
Portfolio management
Day-to-day management of the portfolio is the responsibility of Jeff Kripke (lead portfolio manager) (portfolio manager of the portfolio since 2015); John A. Carey (portfolio manager of the portfolio since 1997); Craig Sterling (portfolio manager of the portfolio since 2019); and James Yu (portfolio manager of the portfolio since 2019). Mr. Kripke, Mr. Carey, Mr. Sterling and Mr. Yu are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US's affiliates.
Jeff Kripke, Senior Vice President of Amundi US, joined Amundi US in June 2015. Prior to joining Amundi US, Mr. Kripke was at Allianz Global Investors, where he was Co-CIO of the Disciplined Equity Group and a portfolio manager since 2014. Previously, Mr. Kripke was at Wellington Management Company from 2001–2013, where he was an associate partner and portfolio manager.
John Carey, Managing Director and Director of Equity Income, U.S. of Amundi US, joined Amundi US as an analyst in 1979.
Craig Sterling is a Managing Director, Director of Core Equity and Head of Equity Research, U.S. of Amundi US. He joined Amundi US in 2015. Prior to joining Amundi US, he was Managing Director and Global Head of Equity Research at EVA Dimensions LLC in New York, an independent equity research firm. Prior to June 2011, he served as a Director in the HOLT Group at Credit Suisse.
James Yu, Vice President and Associate Portfolio Manager of Amundi US, joined Amundi US in 2015. Prior to joining Amundi US, Mr. Yu was a Senior Research Analyst at Wells Capital Management, where he supported small-cap value and mid-cap value strategies. Mr. Yu has been an investment professional since 1995.
The portfolio’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the portfolio.
Management fee
The portfolio pays Amundi US a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio.
Amundi US’s annual fee is equal to 0.65% of the portfolio’s average daily net assets. The fee is accrued daily and paid monthly.
For the fiscal year ended December 31, 2021, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.65% of the portfolio's average daily net assets.
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Management
A discussion regarding the basis for the Board of Trustees’ approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2021.
Distributor
Amundi Distributor US, Inc. is the portfolio's distributor. The portfolio compensates the distributor for its services. The distributor is an affiliate of Amundi US.
Distribution plan
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Amundi Distributor US, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges. The portfolio has not adopted a distribution plan for Class I shares.
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Pricing of shares
Net asset value
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the close of regular trading (normally 4:00 p.m. Eastern time). On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The portfolio’s most recent net asset value is available on the portfolio’s website, amundi.com/us.
The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods. The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
To the extent that the portfolio invests in shares of other funds that are not traded on an exchange, such shares of other funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.
The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio’s shares may change on days when you will not be able to purchase or redeem portfolio shares.
When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Amundi US to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Amundi US to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio’s net asset value is calculated. Because the portfolio may invest in securities rated below investment grade — some of which may be thinly traded and for which prices may not be readily available or may be unreliable — the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio’s shares to differ from the net asset value that would be calculated only using market prices. The portfolio's fair value policies and procedures may be impacted as the portfolio comes into compliance with a newly adopted SEC rule, however, the portfolio does not currently anticipate material changes to its fair valuation methodologies.
The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
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Shareholder information
Additional payments to financial intermediaries
Amundi US and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Amundi US may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio’s shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.
Amundi US makes these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Amundi US may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.
Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Amundi US determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Amundi US’s promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients’ accounts, Amundi US receives greater management and other fees due to the increase in the Pioneer funds’ assets.
In addition to these payments, Amundi US may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Amundi US to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary’s costs.
The compensation that Amundi US pays to financial intermediaries is discussed in more detail in the portfolio’s statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Amundi US, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.
Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company’s separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Amundi US’s opinion, they are of a size or frequency that would disrupt the management of the portfolio.
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company’s Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio’s Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at
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disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.
Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation §1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Amundi US for losses incurred by the portfolio or Amundi US as a result of such action.
Selling
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.
Under normal circumstances, the portfolio expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the portfolio’s investments, the portfolio may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the portfolio could be forced to liquidate assets at inopportune times or at a loss or depressed value. The portfolio also may pay redemption proceeds using cash obtained through an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.
The portfolio may pay all or a portion of redemption proceeds by delivering securities (for example, if the portfolio reasonably believes that a cash redemption may have a substantial impact on the portfolio and its remaining shareholders). In that event, the portfolio generally may deliver a proportionate share of the securities owned by the portfolio, a redeeming shareholder may incur costs (such as brokerage commissions) in converting the securities into cash and the shareholder may receive less for the securities than the price at which they were valued for purposes of the redemption. Although shares of the portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
During periods of deteriorating or stressed market conditions, when an increased portion of the portfolio’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the portfolio may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available, or by giving securities.
Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio’s securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
•
The sale of shares of the portfolio within 30 days after the shares were purchased;
•
Two or more purchases and redemptions within a short period of time; or
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Shareholder information
•
A series of transactions that indicate a timing pattern or strategy.
The portfolio’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio’s shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under “Net asset value” in this prospectus.
While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.
The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.
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Distributions and taxes
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.
Under the Code, the portfolio’s dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.
In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio’s investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio’s shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company’s separate account prospectus and in the statement of additional information.
Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.
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Financial highlights
The financial highlights table helps you understand the portfolio’s financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in Class I and Class II shares of the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report is included in the portfolio’s annual report along with the portfolio’s financial statements. The portfolio’s annual report is incorporated by reference in the statement of additional information and is available upon request.
Pioneer Fund VCT Portfolio
Class I
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17
Net asset value, beginning of period	$16.83	$14.95	$13.52	$18.29	$17.72
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.05	$0.11	$0.16	$0.18	$0.21
Net realized and unrealized gain (loss) on investments	4.49	3.19	3.83	(0.24)	3.31
Net increase (decrease) from investment operations	$4.54	$3.30	$3.99	$(0.06)	$3.52
Distributions to shareowners:
Net investment income	$(0.06)	$(0.11)	$(0.15)	$(0.19)	$(0.21)
Net realized gain	(1.51)	(1.31)	(2.41)	(4.52)	(2.74)
Total distributions	$(1.57)	$(1.42)	$(2.56)	$(4.71)	$(2.95)
Net increase (decrease) in net asset value	$2.97	$1.88	$1.43	$(4.77)	$0.57
Net asset value, end of period	$19.80	$16.83	$14.95	$13.52	$18.29
Total return (b)	27.98%	24.28%	31.33%	(1.51)%(c)	21.72%
Ratio of net expenses to average net assets	0.79%	0.79%	0.82%	0.82%	0.77%
Ratio of net investment income (loss) to average net assets	0.28%	0.77%	1.08%	1.12%	1.16%
Portfolio turnover rate	87%	91%	70%	58%	59%
Net assets, end of period (in thousands)	$133,162	$116,401	$99,853	$84,375	$101,056
(a)
The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)
If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.55)%.
NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
26

Class II
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17
Net asset value, beginning of period	$16.97	$15.06	$13.60	$18.35	$17.78
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.01	$0.08	$0.12	$0.14	$0.16
Net realized and unrealized gain (loss) on investments	4.52	3.21	3.86	(0.24)	3.32
Net increase (decrease) from investment operations	$4.53	$3.29	$3.98	$(0.10)	$3.48
Distributions to shareowners:
Net investment income	$(0.02)	$(0.07)	$(0.11)	$(0.13)	$(0.17)
Net realized gain	(1.51)	(1.31)	(2.41)	(4.52)	(2.74)
Total distributions	$(1.53)	$(1.38)	$(2.52)	$(4.65)	$(2.91)
Net increase (decrease) in net asset value	$3.00	$1.91	$1.46	$(4.75)	$0.57
Net asset value, end of period	$19.97	$16.97	$15.06	$13.60	$18.35
Total return (b)	27.65%	23.96%	31.03%	(1.74)%(c)	21.36%
Ratio of net expenses to average net assets	1.04%	1.04%	1.07%	1.07%	1.02%
Ratio of net investment income (loss) to average net assets	0.03%	0.50%	0.83%	0.88%	0.91%
Portfolio turnover rate	87%	91%	70%	58%	59%
Net assets, end of period (in thousands)	$25,816	$18,162	$13,638	$11,237	$13,060
(a)
The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)
If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2018, the total return would have been (1.78)%.
NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
27

Notes
28

Notes
29

Pioneer Variable Contracts Trust
Pioneer Fund VCT Portfolio
You can obtain more free information about the portfolio by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio’s statement of additional information and shareowner reports, and to make other inquiries. The portfolio’s statement of additional information and shareowner reports are available, free of charge, on the Amundi US website at amund.com/us.
Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.
Statement of additional information
The statement of additional information provides more detailed information about the portfolio.
The statement of additional information, dated May 1, 2022, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.
The portfolio's shareowner reports, prospectus and statement of additional information are available on the Securities and Exchange Commission's EDGAR database on the Commission's Internet site at https://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
(Investment Company Act file no. 811-08786)

Amundi Distributor US, Inc. 60 State Street Boston, MA 02109 amundi.com/us	19085-16-0422 ©2022 Amundi Distributor US, Inc. Member SIPC

Pioneer High Yield VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares
Class II Shares
Prospectus, May 1, 2022
Contents
Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

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Portfolio summary
Investment objective
Maximize total return through a combination of income and capital appreciation.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio. Your costs would be higher if fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option were included. Please consult your insurance company’s separate account prospectus or disclosure document for more information.
Annual portfolio operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.47%	0.47%
Acquired Fund Fees and Expenses[1]	0.02%	0.02%
Total Annual Portfolio Operating Expenses Plus Acquired Fund Fees and Expenses	1.14%	1.39%
Fee Waiver and Expense Limitation[2]	-0.22%	-0.22%
Total Annual Portfolio Operating Expenses Plus Acquired Fund Fees and Expenses After Fee Waiver and Expense Limitation[2]	0.92%	1.17%
1
Total annual portfolio operating expenses in the table, before and after fee waiver and expense reimbursements, may be higher than the corresponding ratio of expenses to average net assets shown in the “Financial Highlights” section, which does not include acquired fund fees and expenses.
2
The portfolio’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce expenses to 0.90% and 1.15% of the average daily net assets attributable to Class I and Class II shares, respectively. These expense limitations are in effect through May 1, 2023. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the portfolio incurs excluded expenses. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.
	Number of years you own your shares (with or without redemption)
	1	3	5	10
Clas I	$94	$340	$606	$1,366
Class II	$119	$418	$740	$1,650
Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 99% of the average value of the portfolio.
1

Portfolio summary
Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. Derivative instruments that provide exposure to such high yield debt securities and preferred stock or have similar economic characteristics may be used to satisfy the portfolio’s 80% policy. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. The portfolio may invest in high yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase.
The portfolio invests in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due. The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.
The portfolio may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).
The portfolio may invest up to 20% of its net assets in common stock and other equity investments, such as securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs).
The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers.
The portfolio may invest a portion of its assets in mortgage-related securities, including commercial mortgage-backed securities, collateralized mortgage obligations, credit risk transfer securities and “sub-prime” mortgages, and asset-backed securities. The portfolio's investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed instrument).
The portfolio also may invest a portion of its assets in floating rate loans, subordinated debt securities, municipal securities and insurance-linked securities.
The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives, such as credit default swaps and bond and interest rate futures, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio may hold cash or other short-term investments.
The portfolio's investment adviser uses a value approach to select investments to buy and sell. The adviser seeks to identify securities that are selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser also considers a security's potential to provide income.
The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
2

Principal risks of investing in the portfolio
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.
Market risk. The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.
The portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced
3

Portfolio summary
that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR and may adversely affect the portfolio's performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the portfolio or reduce the effectiveness of related transactions such as hedges.
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
Interest rate risk.The market prices of the portfolio's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historical lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up or “widens,” the value of the security will generally go down.
Rising interest rates can lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the portfolio earns on its floating rate investments.
Credit risk. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The portfolio could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.
Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.
Liquidity risk. Some securities and derivatives held by the portfolio may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. An instrument’s liquidity may be affected by reduced trading volume, a relative lack of market makers or legal restrictions, and illiquid securities and derivatives also may be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the portfolio is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, or try to limit losses, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. The portfolio may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the portfolio’s ability to meet its obligations (including obligations to redeeming shareholders).
4

Portfolio selection risk. The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security, industry or about interest rates or other market factors may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.
ESG risk. The portfolio’s adviser considers ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. To the extent the adviser considers this information, the adviser focuses on investment considerations that relate to potential return and risk, without sacrificing these considerations for non-economic purposes. In considering ESG information, the adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the portfolio’s investments in obligations issued by the U.S. Treasury to decline.
U.S. government agency obligations risk. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-related and asset-backed securities risk. The value of mortgage-related securities, including commercial mortgage-backed securities, collateralized mortgage-backed securities, credit risk transfer securities, and asset-backed securities, will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
Risks of investing in loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time
5

Portfolio summary
after the sale of the loans. To the extent that sale proceeds of loans are not available, the portfolio may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. The adviser’s decision not to receive material, non-public information about an issuer of a loan either held by, or considered for investment by, the portfolio, under normal circumstances could place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer, and adversely affect the portfolio’s investment performance. Loans may not be considered “securities,” and purchasers, such as the portfolio, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
Risks of investing in insurance-linked securities. The portfolio could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. The portfolio may also invest in insurance-linked securities that are subject to “indemnity triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Insurance-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the portfolio. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Certain insurance-linked securities may have limited liquidity, or may be illiquid. The portfolio has limited transparency into the individual contracts underlying certain insurance-linked securities, which may make the risk assessment of such securities more difficult. Certain insurance-linked securities may be difficult to value.
Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.
Municipal securities risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse. To the extent the portfolio invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the portfolio will be more susceptible to associated risks and developments.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the portfolio receives no periodic cash payments on such securities, the portfolio is deemed for tax purposes to receive income from such securities, which applicable tax rules require the portfolio to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or
6

country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio's investments.
If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities.
Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Equity securities risk. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.
Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
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Portfolio summary
Risks of warrants and rights. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the portfolio loses any amount it paid for the warrant. The failure to exercise subscription rights to purchase common shares would result in the dilution of the portfolio’s interest in the issuing company.
Risks of investment in other funds. Investing in other investment companies, including other funds managed by the adviser, subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses.
Derivatives risk. Using swaps, futures and other derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.
Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Forward foreign currency transactions risk. The portfolio may not fully benefit from or may lose money on forward foreign currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the portfolio's holdings, or if the counterparty defaults. Such transactions may also prevent the portfolio from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
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Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.
Industries in the financials segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.
Portfolio turnover risk. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareholders to incur a higher level of taxable income or capital gains.
Valuation risk. The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued the securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption risk. The portfolio may experience heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the portfolio’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt portfolio operations, interfere with the portfolio’s ability to calculate its NAV, prevent portfolio shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the portfolio and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I and Class II shares of the portfolio over time and compares these returns to the returns of the following indices: ICE Bank of America (ICE BofA) U.S. High Yield Index, the portfolio’s primary benchmark, and ICE BofA All Convertibles Speculative Quality Index, an unmanaged index of high yield U.S. convertible securities. The primary benchmark is a broad-based measure of market performance that has characteristics relevant to the portfolio’s investment strategies.
The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.
The portfolio's past performance does not necessarily indicate how it will perform in the future.
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Portfolio summary
Annual return Class I Shares (%)
(Year ended December 31)

For the period covered by the bar chart:
	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	10.33%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-16.76%	01/01/2020 to	03/31/2020
Average annual total return (%)
(for periods ended December 31, 2021)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class I	5.71	5.15	6.27	7.13	05/01/2000
Class II	5.45	4.78	5.91	6.42	05/01/2001
ICE BofA U.S. High Yield Index (reflects no deduction for fees, expenses or taxes)	5.36	6.10	6.72	7.08	05/01/2000
ICE BofA All Convertibles Speculative Quality Index (reflects no deduction for fees, expenses or taxes)	13.47	27.57	18.48	10.02	05/01/2000
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Andrew Feltus, Managing Director and Co-Director of High Yield of Amundi US
(portfolio manager of the portfolio since 2007); Matthew Shulkin, Senior Vice
President of Amundi US (portfolio manager of the portfolio since 2017); and Kenneth
Monaghan, Managing Director and Co-Director of High Yield of Amundi US
(portfolio manager of the portfolio since 2019)

Tax information
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
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Payments to broker-dealers and other financial intermediaries
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.
In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company’s separate account prospectus or disclosure document may contain additional information about these payments.
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More on the portfolio’s investment objective and strategies
Investment objective
Maximize total return through a combination of income and capital appreciation.
The portfolio’s investment objective may be changed without shareholder approval. The portfolio will provide at least 30 days’ written notice prior to implementing any change to its investment objective.
Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. Derivative instruments that provide exposure to such high yield debt securities and preferred stocks or have similar economic characteristics may be used to satisfy the portfolio’s 80% policy. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. The portfolio may invest in high yield securities of any rating, including securities where the issuer is in default or bankruptcy at the time of purchase.
The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in below investment grade securities.
The portfolio invests in securities of any maturity. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due. The portfolio's investments may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
The portfolio may invest in investment grade and below investment grade convertible bonds and preferred stocks that are convertible into the equity securities of the issuer.
The portfolio may invest up to 20% of its net assets in inverse floating rate obligations (a type of derivative instrument).
The portfolio may invest up to 20% of its net assets in common stock and other equity investments, such as securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities, depositary receipts, warrants, rights and equity interests in real estate investment trusts (REITs). The portfolio invests in equity securities, which may or may not pay dividends, when Amundi Asset Management US, Inc. (“Amundi US” or the “adviser”), the portfolio's investment adviser, believes they are consistent with the portfolio's investment objective of capital appreciation or to diversify the portfolio.
The portfolio may invest up to 15% of its total assets in securities of non-U.S. issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.
The portfolio may invest a portion of its assets in mortgage-related securities, including commercial mortgage-backed securities, collateralized mortgage obligations, credit risk transfer securities and “sub-prime” mortgages, and asset-backed securities. The portfolio's investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed instrument).
The portfolio also may invest a portion of its assets in floating rate loans, subordinated debt securities, municipal securities and insurance-linked securities.
Amundi US uses a value approach to select the portfolio's investments. Using this investment style, Amundi US seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities for their incremental yields or until the market values reflect their intrinsic values. Amundi US evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Amundi US employs fundamental research and an evaluation of the issuer based on its financial statements and operations. Amundi US also considers a security's potential to provide income. In assessing the appropriate maturity, rating and sector weighting of the portfolio, Amundi US considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Amundi US adjusts sector weightings to reflect its outlook of the market for high
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yield securities rather than using a fixed sector allocation. These adjustments occur periodically as part of Amundi US's ongoing review of the portfolio. In making these portfolio decisions, Amundi US relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.
The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
The portfolio’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.
Investment grade securities
A debt security is considered investment grade if it is:
•
Rated BBB or higher at the time of purchase by Standard & Poor’s Financial Services LLC;
•
Rated the equivalent rating by a nationally recognized statistical rating organization; or
•
Determined to be of equivalent credit quality by Amundi US.
Securities in the lowest category of investment grade (i.e., BBB) are considered to have speculative characteristics. An investor can still lose significant amounts when investing in investment grade securities.
Below investment grade securities (“junk bonds”)
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Amundi US. A debt security is below investment grade if it is rated BB or lower by Standard & Poor’s Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Amundi US. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.
Debt rating considerations
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the portfolio’s securities, Amundi US will consider if any action is appropriate in light of the portfolio's investment objective and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to Amundi US’s own assessment of the credit quality of potential investments.
Non-U.S. investments
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market
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More on the portfolio’s investment objective and strategies countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index.
U.S. government securities
The portfolio may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association (GNMA) certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks (FHLBs); supported by the discretionary authority of the U.S. government to purchase the agency’s securities, like those of the Federal National Mortgage Association (FNMA); or supported only by the credit of the issuer itself, like the Tennessee Valley Authority. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies. U.S. government securities include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest-bearing securities with comparable maturities.
Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by GNMA, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the portfolio may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by FNMA and the Federal Home Loan Mortgage Corporation (FHLMC).
Mortgage-backed securities
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities, such as FNMA or FHLMC, or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.
The portfolio may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the class of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay holders of other classes of the CMO or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to pay other classes. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.
The portfolio may invest in commercial mortgage-backed securities (“CMBS”). CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.
The commercial mortgages underlying certain commercial mortgage-backed securities generally allow all or a substantial portion of the loan balance to be paid at maturity, commonly known as a balloon payment. Some mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, where payments are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed securities.
The portfolio may invest in credit risk transfer securities. Credit risk transfer securities are a type of mortgage-related security that transfers the credit risk related to certain types of mortgage-backed securities to the owner of the credit risk transfer security. Credit risk transfer securities are commonly issued by government-sponsored enterprises (GSEs),
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such as FNMA or FHLMC, but may also be issued by private entities such as banks or other financial institutions. Credit risk transfer securities issued by GSEs are unguaranteed and unsecured fixed or floating rate general obligations and are typically issued at par and have stated final maturities. In addition, GSE-issued credit risk transfer securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a pool of residential mortgage loans acquired by the GSE. In this regard, holders of GSE credit risk transfer securities receive compensation for providing credit protection to the GSE and, when a specified level of losses on the underlying mortgage loans occurs, the principal balance and certain payments owed to the holders of such GSE credit risk transfer securities may be reduced.
In the event that a government-sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by FNMA and FHLMC, or other government-sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
Asset-backed securities
The portfolio may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in asset-backed securities may include derivative and structured securities.
The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.
Floating rate investments
Floating rate investments are securities and other instruments with interest rates that adjust or “float” periodically based on a specified interest rate or other reference and include floating rate loans, repurchase agreements, money market securities and shares of money market and short-term bond funds.
Floating rate loans
Floating rate loans are provided by banks and other financial institutions to large corporate customers in connection with recapitalizations, acquisitions, and refinancings. These loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These loans are rated below investment grade. The rates of interest on the loans typically adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), a designated U.S. bank’s prime or base rate or the overnight federal funds rate, plus a premium. Some loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Other loans reset periodically when the underlying rate resets.
In most instances, the portfolio’s investments in floating rate loans hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, like the portfolio, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral.
Floating rate loans typically are structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the portfolio is a direct investor in a loan, the portfolio may have the ability to influence the terms of the loan, although the portfolio does not act as the sole negotiator or originator of the loan.
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More on the portfolio’s investment objective and strategies
Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the portfolio invests in a loan participation, the portfolio does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower.
Subordinated securities
The portfolio may invest in securities that are subordinated or “junior” to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.
Insurance-linked securities
The portfolio may invest in insurance-linked securities (ILS). The portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The portfolio is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The portfolio’s investments in ILS may include event-linked bonds. ILS also may include securities issued by special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments. The portfolio may invest in interests in pooled entities that invest primarily in ILS.
Where the ILS are based on the performance of underlying reinsurance contracts, the portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Accordingly, it may be more difficult for Amundi US to fully evaluate the underlying risk profile of the portfolio’s structured reinsurance investments, and therefore the portfolio’s assets are placed at greater risk of loss than if Amundi US had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the portfolio.
Municipal securities
The portfolio may invest in debt securities and other obligations issued by or on behalf of states, counties, municipalities, territories and possessions of the United States and the District of Columbia and their authorities, political subdivisions, agencies and instrumentalities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.
Zero coupon securities
The portfolio may invest in zero coupon securities. Zero coupon securities are debt instruments that do not pay interest during the life of the security but are issued at a discount from the amount the investor will receive when the issuer repays the amount borrowed (the face value). The discount approximates the total amount of interest that would be paid at an assumed interest rate.
Repurchase agreements
In a repurchase agreement, the portfolio purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price, which is typically higher than the purchase price paid by the portfolio. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not
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repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. The portfolio also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
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In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
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As a substitute for purchasing or selling securities
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To attempt to increase the portfolio’s return as a non-hedging strategy that may be considered speculative
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To manage portfolio characteristics (for example, the duration or credit quality of the portfolio)
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As a cash flow management technique
The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Inverse floating rate obligations
The portfolio may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.
Additional investment strategies and related risks
In addition to the principal investment strategies and related risks discussed in this prospectus, the portfolio may also use other techniques, including the following non-principal investment strategies and related risks.
Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1∕3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.
Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.
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Principal investment risks
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.
Market risk. The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region, could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.
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LIBOR (London Interbank Offered Rate) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, and interest rate swaps and other derivatives. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the portfolio will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the portfolio or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the portfolio. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default. The portfolio may not receive interest payments on defaulted securities and may incur costs to protect its investment. In addition, defaulted securities involve the substantial risk that principal will not be repaid. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often changes in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Junk bonds may also be less liquid than higher-rated securities, which means that the portfolio may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing portfolio shares. Junk bonds generally are issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt securities relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. The portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the portfolio before it matures. If the issuer redeems junk bonds, the portfolio may have to invest the proceeds in bonds with lower yields and may lose income.
Interest rate risk. The market prices of the portfolio’s fixed income securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities and therefore the value of your investment in the portfolio, generally falls. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal.
In recent years interest rates and credit spreads in the U.S. have been at historical lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security
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may be susceptible to these factors. When the credit spread for a fixed income security goes up or “widens,” the value of the security will generally go down. Calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the portfolio, and the portfolio’s yield, may decline. Also, when interest rates decline, investments made by the portfolio may pay a lower interest rate, which would reduce the income received and distributed by the portfolio.
Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Yield generated by the portfolio may decline due to a decrease in market interest rates.
The values of securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. In addition, rising interest rates can also lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Further, in the case of some instruments, if the underlying reference interest rate does not move by at least a prescribed increment, no adjustment will occur in the floating rate instrument’s interest rate. This means that, when prevailing interest rates increase, a corresponding increase in the instrument’s interest rate may not result and the instrument may decline in value. Similarly, certain floating rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate. Such a floor protects the portfolio from losses resulting from a decrease in the reference interest rate below the specified level. However, if the reference interest rate is below the floor, there will be a lag between a rise in the reference interest rate and a rise in the interest rate payable by the obligation, and the portfolio may not benefit from increasing interest rates for a significant amount of time. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the portfolio earns on its floating rate investments. Unlike fixed rate securities, when prevailing interest rates decrease, the interest rate payable on floating rate investments will decrease.
The interest rates of some floating rate obligations adjust only periodically. Between the times that interest rates on floating rate obligations adjust, the interest rate on those obligations may not correlate to prevailing rates. That will affect the value of the loans and may cause the net asset values of the portfolio’s shares to fluctuate.
Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the portfolio fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of an underlying asset declines, the value of your investment could decline. Changes in actual or perceived creditworthiness may occur quickly. If the portfolio enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the portfolio will be subject to the credit risk presented by the counterparty. In addition, the portfolio may incur expenses and suffer delays in an effort to protect the portfolio's interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.
Prepayment or call risk. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the portfolio holds a fixed income security that can be prepaid or called prior to its maturity date, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the portfolio also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.
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Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.
To the extent the portfolio invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.
Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be or become impossible or difficult to purchase or sell. Although most of the portfolio's securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the portfolio, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Liquidity and value of investments can deteriorate rapidly. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities or when dealer market-making capacity is otherwise reduced. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. A lack of liquidity or other adverse credit market conditions may affect the portfolio's ability to sell the securities in which it invests or to find and purchase suitable investments. When the portfolio holds illiquid investments, the portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell or unwind an illiquid investment to meet redemption requests or for other cash needs, or try to limit losses, the portfolio may suffer a substantial loss or may not be able to sell at all. The portfolio may experience heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and other investments, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The portfolio will not receive its sales proceeds until that time, which may constrain the portfolio’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions from fixed income mutual funds may be higher than normal. If an auction fails for an auction rate security, there may be no secondary market for the security and the portfolio may be forced to hold the security until the security is refinanced by the issuer or a secondary market develops. To the extent the portfolio holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.
Portfolio selection risk. The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security, industry or about interest rates or other market factors may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.
ESG risk. The portfolio’s adviser considers ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. To the extent the adviser considers this information, the adviser focuses on investment considerations that relate to potential return and risk, without sacrificing these considerations for non-economic purposes. In considering ESG information, the adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the portfolio’s investments in obligations issued by the U.S. Treasury to decline.
U.S. government agency obligations risk. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as FNMA, FHLMC and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment
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of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-related and asset-backed securities risk. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. The risk of default is generally higher in the case of mortgage-backed investments offered by private issuers and those that include so-called “sub-prime” mortgages. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.
Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more than the value of debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.
Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.
Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the portfolio. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that the underlying borrowers will be unable to meet their obligations.
At times, some of the mortgage-backed securities in which the portfolio may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely.
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The portfolio may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.
The portfolio may invest in credit risk transfer (“CRT”) securities. CRT securities are unguaranteed and unsecured fixed income securities issued by government-sponsored or private entites that transfer the credit risk related to certain types of mortgage-backed securities to the holder of the CRT security. In the event of an issuer default, the holder of a CRT security has no direct recourse to the underlying mortgage loans. In addition, if the underlying mortgage loans default, the principal of the holders of the CRT security is used to pay back holders of the mortgage-backed securities. As a result, all or part of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to the portfolio. Therefore, the portfolio could lose all or part of its investments in credit risk transfer securities in the event of default by the underlying mortgage loans.
The portfolio may invest in commercial mortgage-backed securities (“CMBS”). CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.
Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
Risks of investing in loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. In the event of a default, the portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the portfolio’s access to collateral, if any, may be limited by bankruptcy law. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the portfolio may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. During periods of heightened redemption activity or distressed market conditions, the portfolio may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available). If the portfolio invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs.
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There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, Amundi US will seek to avoid receiving material, non-public information about the issuer of a loan either held by, or considered for investment by, the portfolio, and this decision could place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer, and adversely affect the portfolio’s investment performance. Because affiliates of Amundi US may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the portfolio’s ability to participate in structuring a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. Loans may not be considered “securities,” and purchasers, such as the portfolio, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
Risks of investing in insurance-linked securities. The portfolio could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires, floods and other weather-related occurrences, as well as mortality or longevity events. Non-natural perils include disasters resulting from human-related activity such as commercial and industrial accidents or business interruptions. The portfolio may also invest in insurance-linked securities that are subject to “indemnity triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Insurance-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the portfolio. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Insurance-linked securities are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Insurance-linked securities may provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. Certain insurance-linked securities may have limited liquidity, or may be illiquid. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in an insurance-linked security may be priced using fair value methods. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the portfolio may be forced to liquidate positions when it would not be advantageous to do so. Certain insurance-linked securities represent interests in baskets of underlying reinsurance contracts. The portfolio has limited transparency into the individual contracts underlying such securities and therefore must rely on the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Certain insurance-linked securities may be difficult to value.
Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.
Municipal securities risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from those projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.
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Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse. To the extent the portfolio invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the portfolio will be more susceptible to associated risks and developments.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. Payment in kind securities are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. These securities are more likely to respond to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The higher interest rates of payment in kind securities reflect the payment deferral and increased credit risk associated with these instruments, and payment in kind instruments generally represent a significantly higher credit risk than coupon bonds. These securities are more sensitive to the credit quality of the underlying issuer. Payment in kind securities may be difficult to value because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the portfolio may receive no interest.
Unlike bonds that pay interest throughout the period to maturity, the portfolio generally will realize no cash until maturity and, if the issuer defaults, the portfolio may obtain no return at all on its investment. In addition, although the portfolio receives no periodic cash payments on such securities, the portfolio is deemed for tax purposes to receive income from such securities, which applicable tax rules require the portfolio to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders and, in addition, could reduce the portfolio’s reserve position and require the portfolio to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:
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Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
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Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
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Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
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The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
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Economic, political, regulatory and social developments, military conflicts and sanctions, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, may adversely affect the securities markets
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It may be difficult for the portfolio to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country
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The value of the portfolio’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Withholding and other non-U.S. taxes may decrease the portfolio's return. The value of the portfolio’s foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country
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Some markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
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It is often more expensive for the portfolio to buy, sell and hold securities in certain foreign markets than in the United States
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A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms
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Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange
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A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio’s investments, particularly in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries
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China and other developing market countries may be subject to considerable degrees of economic, political and social instability. Markets in China and other Asian countries are relatively new and undeveloped. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. China's central government exercises significant control over China's economy and may intervene in the financial markets, such as by imposing trading restrictions, and investments in Chinese issuers could be adversely affected by changes in government policies. The Chinese economy could be adversely affected by supply chain disruptions. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats.
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If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities
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Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries
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Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally
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Circumstances that impact one country could have profound impacts on other countries and on global economies or markets
Additional risks of investing in emerging markets include:
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The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than most developed countries and thus they may be less able to control or mitigate the effects of a pandemic
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Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation
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The portfolio could experience a loss from settlement and custody practices in some emerging markets
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The possibility that a counterparty may not complete a currency or securities transaction
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Low trading volumes may result in a lack of liquidity and in extreme price volatility
Equity securities risk. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities.
Risks of convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible security is composed of two or more separate securities or instruments, each with its own market value. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of warrants and rights. Warrants and rights give the portfolio the right to buy stock. A warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The portfolio has no obligation to exercise the warrant and buy the stock. A warrant has value only if the portfolio is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the portfolio loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
The portfolio may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares. The failure to exercise subscription rights to purchase common stock would result in the dilution of the portfolio’s interest in the issuing company. The market for such rights is not well developed and, accordingly, the portfolio may not always realize full value on the sale of rights.
Risks of investment in other funds. Investing in other investment companies, including other funds managed by the adviser, subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. Exchange-traded funds (ETFs) and exchange-listed closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to that fund’s net asset value.
Derivatives risk. Using swaps, futures and other derivatives exposes the portfolio to special risks and costs and may result in losses to the portfolio, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the portfolio’s volatility, which is the degree to which the
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portfolio’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. If changes in a derivative’s value do not correspond to changes in the value of the portfolio’s other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The portfolio may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Use of derivatives or similar instruments may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The portfolio’s use of derivatives may also increase the amount of taxes payable by taxable shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the portfolio’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The portfolio may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.
The portfolio will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the portfolio to post margin and the broker may require the portfolio to post additional margin to secure the portfolio’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the portfolio to deposit larger amounts of margin. The portfolio may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the portfolio to terminate a derivatives position under certain circumstances. This may cause the portfolio to lose money. The portfolio's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.
Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve heightened risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the portfolio buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the portfolio would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the portfolio sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the portfolio would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the portfolio may not be able to enter into swaps that meet its investment needs. The portfolio also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The portfolio will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.
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Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Forward foreign currency transactions risk. To the extent that the portfolio enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the portfolio's holdings, or if the counterparty defaults. Such transactions may also prevent the portfolio from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The portfolio's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and Amundi US’s judgment regarding the direction of changes in currency exchange rates.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus.
Industries in the financials segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.
Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.
Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.
Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, world events and economic conditions likewise will affect the performance of companies in these industries.
Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.
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Portfolio turnover risk. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareholders to incur a higher level of taxable income or capital gains.
Valuation risk. Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the portfolio’s valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. The portfolio may value investments using fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the portfolio had not fair-valued the securities or had used a different valuation methodology. Fixed income securities are typically valued using fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the portfolio determines its net asset value. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption risk. The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the portfolio could hurt performance and/or cause the remaining shareholders in the portfolio to lose money. If one decision maker has control of portfolio shares owned by separate portfolio shareholders, including clients or affiliates of the portfolio’s adviser, redemptions by these shareholders may further increase the portfolio’s redemption risk. If the portfolio is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the portfolio’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt portfolio operations, interfere with the portfolio’s ability to calculate its NAV, prevent portfolio shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the portfolio and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The portfolio and its shareholders could be negatively impacted as a result.
Cash management risk. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to credit risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objective.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.
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Management
Investment adviser
Amundi Asset Management US, Inc. (“Amundi US”), the portfolio’s investment adviser, selects the portfolio’s investments and oversees the portfolio’s operations.
Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of December 31, 2021, Amundi had more than $2.3 trillion in assets under management worldwide. As of December 31, 2021, Amundi US (and its U.S. affiliates) had over $106 billion in assets under management.
Amundi US’s main office is at 60 State Street, Boston, Massachusetts 02109.
The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.
Amundi US has received an order from the Securities and Exchange Commission that permits Amundi US, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Amundi US (an “unaffiliated subadviser”) or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Amundi US retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.
Portfolio management
Day-to-day management of the portfolio is the responsibility of Andrew Feltus, Matthew Shulkin and Kenneth Monaghan. Mr. Feltus, Mr. Shulkin and Mr. Monaghan are supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US’s affiliates.
Mr. Feltus, Managing Director and Co-Director of High Yield, joined Amundi US in 1994 and has served as a portfolio manager of the portfolio since 2007.
Mr. Shulkin, a Senior Vice President, joined Amundi US in 2013 as a member of the U.S. fixed income team and has twenty years of investment experience. Prior to joining Amundi US, Mr. Shulkin spent five years at Mast Capital Management as an analyst focusing on the paper and forest products, packaging and homebuilding sectors. Previously, Mr. Shulkin was a credit analyst at Tisbury Capital and a member of the high yield team at Putnam Investments. Mr. Shulkin has served as a portfolio manager of the portfolio since 2017.
Mr. Monaghan, Managing Director and Co-Director of High Yield of Amundi US, has served as a portfolio manager of the portfolio since 2019. Prior to joining Amundi Smith Breeden in 2014, Mr. Monaghan was Partner and Portfolio Manager at Rogge Global Partners from 2008 to 2014, where he was responsible for U.S. High Yield and was an integral part of Rogge’s Global High Yield strategy.
The portfolio’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the portfolio.
Management fee
The portfolio pays Amundi US a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio.
Amundi US's annual fee is equal to 0.65% of the portfolio's average daily net assets up to $1 billion and 0.60% of the portfolio's average daily net assets over $1 billion. The fee is accrued daily and paid monthly.
For the fiscal year ended December 31, 2021, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.65% of the portfolio's average daily net assets.
A discussion regarding the basis for the Board of Trustees’ approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2021.
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Management
Distributor
Amundi Distributor US, Inc. is the portfolio's distributor. The portfolio compensates the distributor for its services. The distributor is an affiliate of Amundi US.
Distribution plan
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Amundi Distributor US, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges. The portfolio has not adopted a distribution plan for Class I shares.
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Pricing of shares
Net asset value
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the close of regular trading (normally 4:00 p.m. Eastern time). On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The portfolio’s most recent net asset value is available on the portfolio’s website, amundi.com/us.
The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
Senior loans are valued at the mean between the last available bid and asked prices for one or more brokers or dealers as obtained from an independent third party pricing service. If no reliable prices are available from either the primary or an alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent third party pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services approved by the Board of Trustees using a variety of techniques and methods. The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
To the extent that the portfolio invests in shares of other funds that are not traded on an exchange, such shares of other funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.
The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio’s shares may change on days when you will not be able to purchase or redeem portfolio shares.
When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Amundi US to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Amundi US to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio’s net asset value is calculated. Because the portfolio may invest in securities rated below investment grade — some of which may be thinly traded and for which prices may not be readily available or may be unreliable — the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio’s shares to differ from the net asset value that would be calculated only using market prices. The portfolio's fair value policies and procedures may be impacted as the portfolio comes into compliance with a newly adopted SEC rule, however, the portfolio does not currently anticipate material changes to its fair valuation methodologies.
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Pricing of shares
The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold, and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
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Shareholder information
Additional payments to financial intermediaries
Amundi US and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Amundi US may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio’s shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.
Amundi US makes these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Amundi US may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.
Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Amundi US determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Amundi US’s promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients’ accounts, Amundi US receives greater management and other fees due to the increase in the Pioneer funds’ assets.
In addition to these payments, Amundi US may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Amundi US to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary’s costs.
The compensation that Amundi US pays to financial intermediaries is discussed in more detail in the portfolio’s statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Amundi US, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.
Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company’s separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Amundi US’s opinion, they are of a size or frequency that would disrupt the management of the portfolio.
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company’s Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio’s Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at
35

Shareholder information
disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.
Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation §1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Amundi US for losses incurred by the portfolio or Amundi US as a result of such action.
Selling
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.
Under normal circumstances, the portfolio expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the portfolio’s investments, the portfolio may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the portfolio could be forced to liquidate assets at inopportune times or at a loss or depressed value. The portfolio also may pay redemption proceeds using cash obtained through an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.
The portfolio may pay all or a portion of redemption proceeds by delivering securities (for example, if the portfolio reasonably believes that a cash redemption may have a substantial impact on the portfolio and its remaining shareholders). In that event, the portfolio generally may deliver a proportionate share of the securities owned by the portfolio, a redeeming shareholder may incur costs (such as brokerage commissions) in converting the securities into cash and the shareholder may receive less for the securities than the price at which they were valued for purposes of the redemption. Although shares of the portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
During periods of deteriorating or stressed market conditions, when an increased portion of the portfolio’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the portfolio may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available, or by giving securities.
Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio’s securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
•
The sale of shares of the portfolio within 30 days after the shares were purchased;
•
Two or more purchases and redemptions within a short period of time; or
36

•
A series of transactions that indicate a timing pattern or strategy.
The portfolio’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio’s shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under “Net asset value” in this prospectus.
While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.
The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.
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Distributions and taxes
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.
Under the Code, the portfolio’s dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.
In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio’s investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio’s shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company’s separate account prospectus and in the statement of additional information.
Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio’s net income other than net short-term and long-term capital gains. Investors begin to earn dividends on the first business day following receipt of payment for shares, and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.
38

Financial highlights
The financial highlights table helps you understand the portfolio’s financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in Class I and Class II shares of the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report is included in the portfolio’s annual report along with the portfolio’s financial statements. The portfolio’s annual report is incorporated by reference in the statement of additional information and is available upon request.
Pioneer High Yield VCT Portfolio
Class I
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17
Net asset value, beginning of period	$9.29	$9.58	$8.79	$9.53	$9.31
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.43	$0.46	$0.47	$0.44	$0.43
Net realized and unrealized gain (loss) on investments	0.10	(0.27)	0.78	(0.74)	0.22
Net increase (decrease) from investment operations	$0.53	$0.19	$1.25	$(0.30)	$0.65
Distributions to shareowners:
Net investment income	$(0.48)	$(0.48)	$(0.46)	$(0.44)	$(0.43)
Total distributions	$(0.48)	$(0.48)	$(0.46)	$(0.44)	$(0.43)
Net increase (decrease) in net asset value	$0.05	$(0.29)	$0.79	$(0.74)	$0.22
Net asset value, end of period	$9.34	$9.29	$9.58	$8.79	$9.53
Total return (b)	5.82%	2.37%	14.44%	(3.30)%	7.14%
Ratio of net expenses to average net assets	0.90%	1.02%	1.03%	1.03%	0.91%
Ratio of net investment income (loss) to average net assets	4.60%	5.15%	5.03%	4.76%	4.57%
Portfolio turnover rate	99%	90%	66%	45%	44%
Net assets, end of period (in thousands)	$28,234	$34,218	$35,652	$33,476	$42,728
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.12%	1.10%	1.07%	1.07%	0.91%
Net investment income (loss) to average net assets	4.38%	5.07%	4.99%	4.72%	4.57%
(a)
The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
39

Financial highlights
Class II
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17
Net asset value, beginning of period	$9.16	$9.47	$8.68	$9.45	$9.23
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.40	$0.42	$0.44	$0.41	$0.41
Net realized and unrealized gain (loss) on investments	0.10	(0.28)	0.78	(0.77)	0.22
Net increase (decrease) from investment operations	$0.50	$0.14	$1.22	$(0.36)	$0.63
Distributions to shareowners:
Net investment income	$(0.45)	$(0.45)	$(0.43)	$(0.41)	$(0.41)
Total distributions	$(0.45)	$(0.45)	$(0.43)	$(0.41)	$(0.41)
Net increase (decrease) in net asset value	$0.05	$(0.31)	$0.79	$(0.77)	$0.22
Net asset value, end of period	$9.21	$9.16	$9.47	$8.68	$9.45
Total return (b)	5.56%	1.87%	14.28%	(3.94)%	6.89%(c)
Ratio of net expenses to average net assets	1.15%	1.26%	1.28%	1.28%	1.16%
Ratio of net investment income (loss) to average net assets	4.29%	4.81%	4.79%	4.50%	4.31%
Portfolio turnover rate	99%	90%	66%	45%	44%
Net assets, end of period (in thousands)	$15,161	$8,125	$11,642	$8,085	$11,594
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.37%	1.33%	1.32%	1.32%	1.16%
Net investment income (loss) to average net assets	4.07%	4.74%	4.74%	4.45%	4.31%
(a)
The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)
If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 6.83%.
NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
40

Notes
41

Pioneer Variable Contracts Trust
Pioneer High Yield VCT Portfolio
You can obtain more free information about the portfolio by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio’s statement of additional information and shareowner reports, and to make other inquiries. The portfolio’s statement of additional information and shareowner reports are available, free of charge, on the Amundi US website at amund.com/us.
Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.
Statement of additional information
The statement of additional information provides more detailed information about the portfolio.
The statement of additional information, dated May 1, 2022, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.
The portfolio's shareowner reports, prospectus and statement of additional information are available on the Securities and Exchange Commission's EDGAR database on the Commission's Internet site at https://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
(Investment Company Act file no. 811-08786)

Amundi Distributor US, Inc. 60 State Street Boston, MA 02109 amundi.com/us	19090-16-0422 ©2022 Amundi Distributor US, Inc. Member SIPC

Pioneer Mid Cap Value VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares
Class II Shares
Prospectus, May 1, 2022
Contents
Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

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Portfolio summary
Investment objective
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio. Your costs would be higher if fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option were included. Please consult your insurance company’s separate account prospectus or disclosure document for more information.
Annual portfolio operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.10%	0.08%
Total Annual Portfolio Operating Expenses	0.75%	0.98%
Example
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio’s total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Number of years you own your shares (with or without redemption)
	1	3	5	10
Class I	$77	$240	$417	$930
Class II	$100	$312	$542	$1,201
Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 60% of the average value of the portfolio.
Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index ($73.82 billion as of December 31, 2021) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index ($48.98 billion as of December 31, 2021), as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes constantly with market conditions and the composition of the index. The equity securities in which the portfolio principally invests are common stocks, preferred stocks and depositary receipts, but the portfolio may invest in other types of equity securities to a lesser extent, such as securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights. The portfolio may invest in initial public offerings of equity securities.
The portfolio may invest up to 25% of its total assets in securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.
1

Portfolio summary
The portfolio may invest up to 20% of its net assets in REITs.
The portfolio may invest up to 20% of its total assets in debt securities. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities.
The portfolio may, but is not required to, use derivatives, such as stock index futures and options. The portfolio may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio may also hold cash or other short-term investments.
The portfolio uses a “value” style of management. The adviser seeks to identify securities that are selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style, which focuses on specific securities rather than on industries. The adviser focuses on the quality and price of individual issuers and securities. The adviser generally sells a portfolio security when it believes that the security’s market value reflects its underlying value.
The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
Principal risks of investing in the portfolio
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.
Market risk. The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments
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has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China, or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.
Mid-size companies risk. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region, market segment or industry, or about an investment strategy, may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and data used by the adviser.
ESG risk. The portfolio’s adviser considers ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. To the extent the adviser considers this information, the adviser focuses on investment considerations that relate to potential return and risk, without sacrificing these considerations for non-economic purposes. In considering ESG information, the adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military
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Portfolio summary
conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio's investments.
If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities.
Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Risks of investments in real estate related securities. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. The purchase of IPO shares may involve high transaction costs.
Risks of investment in other funds. Investing in other investment companies, including other funds managed by the adviser, subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses.
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Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of warrants and rights. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the portfolio loses any amount it paid for the warrant. The failure to exercise subscription rights to purchase common shares would result in the dilution of the portfolio’s interest in the issuing company.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.
Derivatives risk. Using stock index futures and options and other derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Valuation risk. The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption
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Portfolio summary
proceeds than they would have received if the portfolio had not fair-valued the securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Liquidity risk. Some securities and derivatives held by the portfolio may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the portfolio is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.
Redemption risk. The portfolio may experience heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the portfolio’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt portfolio operations, interfere with the portfolio’s ability to calculate its NAV, prevent portfolio shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the portfolio and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I and Class II shares of the portfolio over time and compares these returns to the returns of the Russell Midcap Value Index, a broad-based measure of market performance that has characteristics relevant to the portfolio’s investment strategies.
The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.
The portfolio's past performance does not necessarily indicate how it will perform in the future.
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Annual return Class I Shares (%)
(Year ended December 31)

For the period covered by the bar chart:
	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	16.84%	10/01/2020 to	12/31/2020
Lowest Calendar Quarter	-28.76%	01/01/2020 to	03/31/2020
Average annual total return (%)
(for periods ended December 31, 2021)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class I	29.67	9.20	11.20	9.63	03/01/1995
Class II	29.37	8.93	10.92	8.53	05/01/2000
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	28.34	11.22	13.44	11.62	03/01/1995
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Timothy P. Stanish, Vice President and EVA (economic value added) Analyst of
Amundi US (lead portfolio manager) (portfolio manager of the portfolio since 2018);
Raymond Haddad, Vice President of Amundi US (portfolio manager of the portfolio since 2018); and John Arege, Vice President of Amundi US (portfolio manager of the portfolio since February 2022)

Tax information
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
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Portfolio summary
Payments to broker-dealers and other financial intermediaries
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.
In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company’s separate account prospectus or disclosure document may contain additional information about these payments.
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More on the portfolio’s investment objective and strategies
Investment objective
Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.
The portfolio’s investment objective may be changed without shareholder approval. The portfolio will provide at least 30 days’ written notice prior to implementing any change to its investment objective.
Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Value Index ($73.82 billion as of December 31, 2021) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Value Index ($48.98 billion as of December 31, 2021), as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Value Index measures the performance of U.S. mid-cap value stocks. The size of the companies in the index changes constantly with market conditions and the composition of the index. The equity securities in which the portfolio principally invests are common stocks, preferred stocks and depositary receipts, but the portfolio may invest in other types of equity securities to a lesser extent, such as securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), warrants and rights. The portfolio may invest in initial public offerings of equity securities. The portfolio may consider an investment company as a mid-size company for purposes of satisfying the portfolio’s 80% policy if the investment company invests at least 80% of its net assets in the equity securities of mid-size companies.
The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of mid-size companies.
The portfolio may invest up to 25% of its total assets in securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.
The portfolio may invest up to 20% of its net assets in REITs.
The portfolio may invest up to 20% of its total assets in debt securities. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities. The portfolio invests in debt securities when the adviser believes they are consistent with the portfolio's investment objective of capital appreciation, to diversify the portfolio's portfolio or for greater liquidity. The portfolio also may hold cash or other short-term investments.
Amundi Asset Management US, Inc. (“Amundi US” or the “adviser”), the portfolio's investment adviser, uses a value approach to select the portfolio's investments. Using this investment style, Amundi US seeks securities selling at reasonable prices or at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Amundi US evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, Amundi US employs fundamental research and an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style which focuses on specific securities rather than on industries. Amundi US relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Amundi US focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Amundi US looks for in selecting investments include:
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Favorable expected returns relative to perceived risk
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Management with demonstrated ability and commitment to the company
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Low market valuations relative to earnings forecast, book value, cash flow and sales
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Turnaround potential for companies that have been through difficult periods
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Estimated private market value in excess of current stock price. Private market value is the price an independent investor would pay to own the entire company
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Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry
Amundi US generally sells a portfolio security when it believes that the security’s market value reflects its underlying value.
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More on the portfolio’s investment objective and strategies
The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
The portfolio’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.
Non-U.S. investments
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index.
Investments in REITs
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including “sub-prime” mortgages, secured by real estate and derive their income from collection of interest.
Debt securities
The portfolio may invest in debt securities. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as “junk bonds”) including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.
Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
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In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
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As a substitute for purchasing or selling securities
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To attempt to increase the portfolio’s return as a non-hedging strategy that may be considered speculative
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To manage portfolio characteristics (for example, exposure to various market segments)
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As a cash flow management technique
The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio
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may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.
Additional investment strategies and related risks
In addition to the principal investment strategies and related risks discussed in this prospectus, the portfolio may also use other techniques, including the following non-principal investment strategies and related risks.
Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1∕3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.
Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.
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More on the risks of investing in the portfolio
Principal investment risks
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.
Market risk. The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.
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Mid-size companies risk. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser’s judgment about a particular security or issuer, or about the economy or a particular sector, region, market segment or industry, or about an investment strategy, may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.
ESG risk. The portfolio’s adviser considers ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. To the extent the adviser considers this information, the adviser focuses on investment considerations that relate to potential return and risk, without sacrificing these considerations for non-economic purposes. In considering ESG information, the adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:
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Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
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Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
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Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
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The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
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Economic, political, regulatory and social developments, military conflicts and sanctions, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, may adversely affect the securities markets
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It may be difficult for the portfolio to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country
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The value of the portfolio’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Withholding and other non-U.S. taxes may decrease the portfolio's return. The value of the portfolio’s foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country
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Some markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
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It is often more expensive for the portfolio to buy, sell and hold securities in certain foreign markets than in the United States
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A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms
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Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange
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A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of
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countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio’s investments, particularly in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries
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China and other developing market countries may be subject to considerable degrees of economic, political and social instability. Markets in China and other Asian countries are relatively new and undeveloped. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. China's central government exercises significant control over China's economy and may intervene in the financial markets, such as by imposing trading restrictions, and investments in Chinese issuers could be adversely affected by changes in government policies. The Chinese economy could be adversely affected by supply chain disruptions. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats.
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If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities
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Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries
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Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally
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Circumstances that impact one country could have profound impacts on other countries and on global economies or markets
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Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic.
Risks of investments in real estate related securities. The portfolio has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
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The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
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Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
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The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
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A REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed
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If the portfolio's real estate related investments are concentrated in one geographic area or property type, the portfolio will be particularly subject to the risks associated with that area or property type
REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest primarily in real property and derive income mainly from the collection of rents. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and derive income primarily from interest payments. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. Hybrid REITs invest both in real property and in mortgages.
Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Such expenses are not shown in “Annual portfolio operating expenses” above.
Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Information about the companies may be available for very limited periods. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.
Risks of investment in other funds. Investing in other investment companies, including other funds managed by the adviser, subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. Exchange-traded funds (ETFs) and exchange-listed closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to that fund’s net asset value.
Risks of convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible
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security is composed of two or more separate securities or instruments, each with its own market value. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of warrants and rights. Warrants and rights give the portfolio the right to buy stock. A warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The portfolio has no obligation to exercise the warrant and buy the stock. A warrant has value only if the portfolio is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the portfolio loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
The portfolio may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares. The failure to exercise subscription rights to purchase common stock would result in the dilution of the portfolio’s interest in the issuing company. The market for such rights is not well developed and, accordingly, the portfolio may not always realize full value on the sale of rights.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus.
Industries in the financials segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.
Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.
Industries in the materials segment, such as chemicals, construction materials, containers and packaging, metals and mining and paper and forest products, may be significantly affected by the level and volatility of commodity prices, currency rates, import controls and other regulations, labor relations, global competition and resource depletion.
Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
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Derivatives risk. Using stock index futures and options and other derivatives exposes the portfolio to special risks and costs and may result in losses to the portfolio, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the portfolio’s volatility, which is the degree to which the portfolio’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. If changes in a derivative’s value do not correspond to changes in the value of the portfolio’s other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The portfolio may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Use of derivatives or similar instruments may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The portfolio’s use of derivatives may also increase the amount of taxes payable by taxable shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the portfolio’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The portfolio may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.
The portfolio will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the portfolio to post margin and the broker may require the portfolio to post additional margin to secure the portfolio’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the portfolio to deposit larger amounts of margin. The portfolio may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the portfolio to terminate a derivatives position under certain circumstances. This may cause the portfolio to lose money. The portfolio's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Valuation risk. Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the portfolio’s valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. The portfolio may value investments using fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the portfolio had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the portfolio determines its net asset value. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
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Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be or become impossible or difficult to purchase or sell. Although most of the portfolio’s securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the portfolio, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. Liquidity and value of investments can deteriorate rapidly. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell or unwind these investments to meet redemptions or for other cash needs, or try to limit losses, the portfolio may suffer a substantial loss or may not be able to sell at all. The portfolio may experience heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and other investments, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.
Redemption risk. The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the portfolio could hurt performance and/or cause the remaining shareholders in the portfolio to lose money. If one decision maker has control of portfolio shares owned by separate portfolio shareholders, including clients or affiliates of the portfolio’s adviser, redemptions by these shareholders may further increase the portfolio’s redemption risk. If the portfolio is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the portfolio’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt portfolio operations, interfere with the portfolio’s ability to calculate its NAV, prevent portfolio shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the portfolio and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The portfolio and its shareholders could be negatively impacted as a result.
Cash management risk. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to credit risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objective.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.
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Management
Investment adviser
Amundi Asset Management US, Inc. (“Amundi US”), the portfolio’s investment adviser, selects the portfolio’s investments and oversees the portfolio’s operations.
Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of December 31, 2021, Amundi had more than $2.3 trillion in assets under management worldwide. As of December 31, 2021, Amundi US (and its U.S. affiliates) had over $106 billion in assets under management.
Amundi US’s main office is at 60 State Street, Boston, Massachusetts 02109.
The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.
Amundi US has received an order from the Securities and Exchange Commission that permits Amundi US, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Amundi US (an “unaffiliated subadviser”) or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Amundi US retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.
Portfolio management
Day-to-day management of the portfolio is the responsibility of Timothy P. Stanish, Vice President and EVA (economic value added) Analyst of Amundi US (lead portfolio manager) (portfolio manager of the portfolio since 2018); Raymond Haddad, Vice President of Amundi US (portfolio manager of the portfolio since 2018); and John Arege, Vice President of Amundi US (portfolio manager of the portfolio since February 2022). The domestic equity team supports Mr. Stanish, Mr. Haddad and Mr. Arege. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US’s affiliates.
Mr. Stanish joined Amundi US in 2018. Prior to joining Amundi US, he was at EVA Dimensions LLC, where he served as Managing Director and Global Head of Fundamental Research from 2015 to 2018 and as a Senior Equity Analyst from 2012 to 2015.
Mr. Haddad joined Amundi US in 2014. Prior to joining Amundi US, he was a General Partner at Cedrus Capital Management from 2011 to 2014.
Mr. Arege joined Amundi US in February 2022. Prior to joining Amundi US, he was a Portfolio Manager, Head of Core and Value Equities at RNC Genter Capital Management from 2020 to 2022. Prior to RNC Genter, he worked for 12 years at Goldman Sachs Asset Management as Managing Director, Co-Head of Value and Portfolio Manager.
The portfolio’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the portfolio.
Management fee
The portfolio pays Amundi US a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio.
Amundi US's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly.
For the fiscal year ended December 31, 2021, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.65% of the portfolio's average daily net assets.
A discussion regarding the basis for the Board of Trustees’ approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2021.
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Management
Distributor
Amundi Distributor US, Inc. is the portfolio's distributor. The portfolio compensates the distributor for its services. The distributor is an affiliate of Amundi US.
Distribution plan
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Amundi Distributor US, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges. The portfolio has not adopted a distribution plan for Class I shares.
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Pricing of shares
Net asset value
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the close of regular trading (normally 4:00 p.m. Eastern time). On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The portfolio’s most recent net asset value is available on the portfolio’s website, amundi.com/us.
The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods. The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
To the extent that the portfolio invests in shares of other funds that are not traded on an exchange, such shares of other funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.
The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio’s shares may change on days when you will not be able to purchase or redeem portfolio shares.
When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Amundi US to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Amundi US to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio’s net asset value is calculated. Because the portfolio may invest in securities rated below investment grade — some of which may be thinly traded and for which prices may not be readily available or may be unreliable — the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio’s shares to differ from the net asset value that would be calculated only using market prices. The portfolio's fair value policies and procedures may be impacted as the portfolio comes into compliance with a newly adopted SEC rule, however, the portfolio does not currently anticipate material changes to its fair valuation methodologies.
The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
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Shareholder information
Additional payments to financial intermediaries
Amundi US and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Amundi US may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio’s shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.
Amundi US makes these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Amundi US may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.
Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Amundi US determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Amundi US’s promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients’ accounts, Amundi US receives greater management and other fees due to the increase in the Pioneer funds’ assets.
In addition to these payments, Amundi US may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Amundi US to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary’s costs.
The compensation that Amundi US pays to financial intermediaries is discussed in more detail in the portfolio’s statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Amundi US, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.
Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company’s separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Amundi US’s opinion, they are of a size or frequency that would disrupt the management of the portfolio.
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company’s Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio’s Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at
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disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.
Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation §1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Amundi US for losses incurred by the portfolio or Amundi US as a result of such action.
Selling
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.
Under normal circumstances, the portfolio expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the portfolio’s investments, the portfolio may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the portfolio could be forced to liquidate assets at inopportune times or at a loss or depressed value. The portfolio also may pay redemption proceeds using cash obtained through an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.
The portfolio may pay all or a portion of redemption proceeds by delivering securities (for example, if the portfolio reasonably believes that a cash redemption may have a substantial impact on the portfolio and its remaining shareholders). In that event, the portfolio generally may deliver a proportionate share of the securities owned by the portfolio, a redeeming shareholder may incur costs (such as brokerage commissions) in converting the securities into cash and the shareholder may receive less for the securities than the price at which they were valued for purposes of the redemption. Although shares of the portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
During periods of deteriorating or stressed market conditions, when an increased portion of the portfolio’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the portfolio may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available, or by giving securities.
Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio’s securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
•
The sale of shares of the portfolio within 30 days after the shares were purchased;
•
Two or more purchases and redemptions within a short period of time; or
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Shareholder information
•
A series of transactions that indicate a timing pattern or strategy.
The portfolio’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio’s shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under “Net asset value” in this prospectus.
While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.
The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.
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Distributions and taxes
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.
Under the Code, the portfolio’s dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.
In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio’s investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio’s shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company’s separate account prospectus and in the statement of additional information.
Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.
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Financial highlights
The financial highlights table helps you understand the portfolio’s financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in Class I and Class II shares of the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report is included in the portfolio’s annual report along with the portfolio’s financial statements. The portfolio’s annual report is incorporated by reference in the statement of additional information and is available upon request.
Pioneer Mid Cap Value VCT Portfolio
Class I
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17
Net asset value, beginning of period	$17.97	$18.46	$15.53	$21.11	$20.49
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.21	$0.17	$0.20	$0.23	$0.13
Net realized and unrealized gain (loss) on investments	5.10	0.07	4.11	(4.01)	2.36
Net increase (decrease) from investment operations	$5.31	$0.24	$4.31	$3.78	$2.49
Distributions to shareowners:
Net investment income	$(0.20)	$(0.20)	$(0.24)	$(0.14)	$(0.18)
Net realized gain	—	(0.53)	(1.14)	(1.66)	(1.69)
Total distributions	$(0.20)	$(0.73)	$(1.38)	$(1.80)	$(1.87)
Net increase (decrease) in net asset value	$5.11	$(0.49)	$2.93	$(5.58)	$0.62
Net asset value, end of period	$23.08	$17.97	$18.46	$15.53	$21.11
Total return (b)	29.67%	2.14%	28.44%	(19.34)%	13.17%
Ratio of net expenses to average net assets	0.75%	0.74%	0.73%	0.73%	0.71%
Ratio of net investment income (loss) to average net assets	1.01%	1.10%	1.14%	1.19%	0.64%
Portfolio turnover rate	60%	88%	93%	81%	61%
Net assets, end of period (in thousands)	$38,358	$32,989	$37,384	$33,506	$48,082
(a)
The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
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Class II
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17
Net asset value, beginning of period	$17.74	$18.23	$15.35	$20.87	$20.28
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.14	$0.13	$0.15	$0.18	$0.08
Net realized and unrealized gain (loss) on investments	5.06	0.06	4.06	(3.95)	2.33
Net increase (decrease) from investment operations	$5.20	$0.19	$4.21	$(3.77)	$2.41
Distributions to shareowners:
Net investment income	$(0.16)	$(0.15)	$(0.19)	$(0.09)	$(0.13)
Net realized gain	—	(0.53)	(1.14)	(1.66)	(1.69)
Total distributions	$(0.16)	$(0.68)	$(1.33)	$(1.75)	$(1.82)
Net increase (decrease) in net asset value	$5.04	$(0.49)	$2.88	$(5.52)	$0.59
Net asset value, end of period	$22.78	$17.74	$18.23	$15.35	$20.87
Total return (b)	29.37%	1.87%	28.08%	(19.49)%	12.87%
Ratio of net expenses to average net assets	0.98%	0.99%	0.98%	0.98%	0.96%
Ratio of net investment income (loss) to average net assets	0.69%	0.85%	0.89%	0.95%	0.39%
Portfolio turnover rate	60%	88%	93%	81%	61%
Net assets, end of period (in thousands)	$90,686	$249,969	$247,058	$223,863	$298,671
(a)
The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
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Notes

Notes

Pioneer Variable Contracts Trust
Pioneer Mid Cap Value VCT Portfolio
You can obtain more free information about the portfolio by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio’s statement of additional information and shareowner reports, and to make other inquiries. The portfolio’s statement of additional information and shareowner reports are available, free of charge, on the Amundi US website at amund.com/us.
Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.
Statement of additional information
The statement of additional information provides more detailed information about the portfolio.
The statement of additional information, dated May 1, 2022, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.
The portfolio's shareowner reports, prospectus and statement of additional information are available on the Securities and Exchange Commission's EDGAR database on the Commission's Internet site at https://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
(Investment Company Act file no. 811-08786)

Amundi Distributor US, Inc. 60 State Street Boston, MA 02109 amundi.com/us	19094-16-0422 ©2022 Amundi Distributor US, Inc. Member SIPC

Pioneer Real Estate Shares VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares
Class II Shares
Prospectus, May 1, 2022
Contents
Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

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Portfolio summary
Investment objectives
Long-term growth of capital. Current income is a secondary objective.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio. Your costs would be higher if fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option were included. Please consult your insurance company’s separate account prospectus or disclosure document for more information.
Annual portfolio operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.55%	0.55%
Total Annual Portfolio Operating Expenses	1.35%	1.60%
Example
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio’s total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Number of years you own your shares (with or without redemption)
	1	3	5	10
Class I	$137	$428	$739	$1,624
Class II	$163	$505	$871	$1,900
Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 106% of the average value of the portfolio.
Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. The portfolio may at times emphasize particular sub-sectors of the real estate industry. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities, warrants, rights, and preferred stocks.
The portfolio may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities.
The portfolio may invest up to 25% of its total assets in securities of non-U.S. issuers. Up to 10% of the portfolio's total assets may be invested in the securities of emerging markets issuers.
The portfolio may, but is not required to, use derivatives. The portfolio may use derivatives, such as options and futures, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the
1

Portfolio summary
portfolio's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics: and as a cash flow management technique. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio also may hold cash or other short-term investments.
The portfolio may invest in fewer than 40 securities. The portfolio may invest in initial public offerings of equity securities.
The portfolio uses a “growth at a reasonable price” style of management. The adviser seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, the adviser employs fundamental and qualitative research and an evaluation of the issuer based on its financial statements and operations. The adviser focuses on the quality and price of individual issuers and securities. The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth.
Principal risks of investing in the portfolio
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.
Market risk. The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China, or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
2

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.
Growth style risk. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region, market segment or industry, or about an investment strategy, may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and data used by the adviser.
Small and mid-size companies risk. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
Issuer focus risk. The portfolio may invest in fewer than 40 securities, and as a result, the portfolio's performance may be more volatile than the performance of portfolios holding more securities.
Risks of investments in real estate related securities. The portfolio concentrates its investments in the real estate industry. The risks of investing in REITs and other equity securities of real estate industry issuers include declines in the real estate market due to adverse economic conditions, overbuilding or other causes; increases in interest rates; governmental actions; and declines in property values.
Investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITS are particularly subject to interest rate and credit risks. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
Risks of warrants and rights. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the portfolio loses any amount it paid for the warrant. The failure to exercise subscription rights to purchase common shares would result in the dilution of the portfolio’s interest in the issuing company.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. The purchase of IPO shares may involve high transaction costs.
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Portfolio summary
Risks of investment in other funds. Investing in other investment companies, including other funds managed by the adviser, subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Mortgage-backed securities risk. The value of mortgage-backed securities will be influenced by factors affecting the real estate market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio's investments.
If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities.
Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United
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States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.
Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.
Industries in the financials segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.
Derivatives risk. Using stock index futures and options and other derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Portfolio turnover risk. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause taxable shareowners to incur a higher level of taxable income or capital gains.
Valuation risk. The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued the securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
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Portfolio summary
Liquidity risk. Some securities and derivatives held by the portfolio may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the portfolio is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.
Redemption risk. The portfolio may experience heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the portfolio’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt portfolio operations, interfere with the portfolio’s ability to calculate its NAV, prevent portfolio shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the portfolio and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I and Class II shares of the portfolio over time and compares these returns to the returns of the Morgan Stanley Capital International (MSCI) US REIT Index, a broad-based measure of market performance that has characteristics relevant to the portfolio’s investment strategies.
AEW Capital Management, L.P. served as the portfolio’s sub-adviser until December 31, 2017. Effective January 1, 2018, Amundi Asset Management US, Inc. became directly responsible for portfolio management decisions for the portfolio.
The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.
The portfolio's past performance does not necessarily indicate how it will perform in the future.
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Annual return Class I Shares (%)
(Year ended December 31)

For the period covered by the bar chart:
	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	17.46%	10/01/2021 to	12/31/2021
Lowest Calendar Quarter	-23.48%	01/01/2020 to	03/31/2020
Average annual total return (%)
(for periods ended December 31, 2021)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class I	41.05	9.97	10.73	10.88	03/01/1995
Class II	40.75	9.70	10.46	10.17	08/01/2000
Morgan Stanley Capital International (MSCI) US REIT Index (reflects no deduction for fees, expenses or taxes)	43.06	10.78	11.32	10.93	03/01/1995
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management	Raymond Haddad, Vice President of Amundi US (portfolio manager of the portfolio since 2018)
Tax information
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
Payments to broker-dealers and other financial intermediaries
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.
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Portfolio summary
In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company’s separate account prospectus or disclosure document may contain additional information about these payments.
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More on the portfolio’s investment objectives and strategies
Investment objectives
Long-term growth of capital. Current income is a secondary objective.
The portfolio’s investment objectives may be changed without shareholder approval. The portfolio will provide at least 30 days’ written notice prior to implementing any change to its investment objectives.
Principal investment strategies
Normally, the portfolio invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. The portfolio may at times emphasize particular sub-sectors of the real estate industry. For purposes of the portfolio's investment policies, equity securities include common stocks and other equity instruments, such as securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities, warrants, rights, and preferred stocks. The portfolio may consider an investment company as a REIT or other real estate industry issuer for purposes of satisfying the portfolio’s 80% policy if the investment company invests at least 80% of its net assets in the equity securities of REITs and other real estate industry issuers.
The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of REITs and other real estate industry issuers.
The portfolio may invest up to 20% of its total assets in debt securities of real estate industry issuers, mortgage-backed securities and short-term investments. The portfolio invests in debt securities when the adviser believes they are consistent with the portfolio's investment objectives, to diversify the portfolio's portfolio or for greater liquidity. Generally, the portfolio acquires investment grade debt securities, but the portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities.
The portfolio may invest up to 25% of its total assets in securities of non-U.S. issuers. Up to 10% of the portfolio's total assets may be invested in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.
The portfolio may invest in fewer than 40 securities. The portfolio may invest in initial public offerings of equity securities.
The portfolio uses a “growth at a reasonable price” style of management. Amundi Asset Management US, Inc. (“Amundi US” or the “adviser”) is the portfolio's investment adviser. Using this investment style, Amundi US seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, Amundi US employs fundamental and qualitative research and an evaluation of the issuer based on its financial statements and operations. Amundi US relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Amundi US focuses on the quality and price of individual issuers and securities, not on economic sector or market-timing strategies. Factors Amundi US looks for in selecting investments include:
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Favorable expected returns relative to perceived risk
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Increasing cash flow or favorable prospects for cash flow growth
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Low market valuations relative to earnings forecast, net asset value and cash flow
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Favorable prospects for dividend growth
Amundi US generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Amundi US makes that determination based upon the same criteria it uses to select portfolio securities.
The portfolio’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.
Investments in REITs
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including “sub-prime” mortgages, secured by real estate and derive their income from collection of interest.
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More on the portfolio’s investment objectives and strategies
Real estate industry issuers
A real estate industry issuer is one that derives at least 50% of its gross revenues or net profits from either:
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the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or
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products or services related to the real estate industry like building supplies or mortgage servicing.
Debt securities
The portfolio may invest in debt securities. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as “junk bonds”) including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.
Mortgage-backed securities
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities, such as the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation (FHLMC), or by agencies of the U.S. government, such as the Government National Mortgage Association (GNMA). Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.
Non-U.S. investments
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index.
Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
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In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
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As a substitute for purchasing or selling securities
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To attempt to increase the portfolio’s return as a non-hedging strategy that may be considered speculative
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To manage portfolio characteristics (for example, exposure to various market segments)
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As a cash flow management technique
The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objectives. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.
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Additional investment strategies and related risks
In addition to the principal investment strategies and related risks discussed in this prospectus, the portfolio may also use other techniques, including the following non-principal investment strategies and related risks.
Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1∕3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.
Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.
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More on the risks of investing in the portfolio
Principal investment risks
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objectives.
Market risk. The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.
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Growth style risk. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region, market segment or industry, or about an investment strategy, may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and data used by the adviser.
Small and mid-size companies risk. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
Issuer focus risk. The portfolio may invest in fewer than 40 securities, and as a result, the portfolio's performance may be more volatile than the performance of portfolios holding more securities.
Risks of investments in real estate related securities. Although the portfolio does not invest directly in real estate, it does invest in REITs and other equity securities of real estate industry issuers. The portfolio concentrates its investments in the real estate industry. Risks associated with investments in the real estate industry may include:
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The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
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Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
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The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
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A REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed
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If the portfolio's real estate related investments are concentrated in one geographic area or property type, the portfolio will be particularly subject to the risks associated with that area or property type
REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest primarily in real property and derive income mainly from the collection of rents. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and derive income primarily from interest payments. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. Hybrid REITs invest both in real property and in mortgages.
Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Such expenses are not shown in “Annual portfolio operating expenses” above.
Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
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More on the risks of investing in the portfolio
Risks of warrants and rights. Warrants and rights give the portfolio the right to buy stock. A warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The portfolio has no obligation to exercise the warrant and buy the stock. A warrant has value only if the portfolio is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the portfolio loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
The portfolio may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares. The failure to exercise subscription rights to purchase common stock would result in the dilution of the portfolio’s interest in the issuing company. The market for such rights is not well developed and, accordingly, the portfolio may not always realize full value on the sale of rights.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible security is composed of two or more separate securities or instruments, each with its own market value. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Information about the companies may be available for very limited periods. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.
Risks of investment in other funds. Investing in other investment companies, including other funds managed by the adviser, subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. Exchange-traded funds (ETFs) and exchange-listed closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to that fund’s net asset value.
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Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Mortgage-backed securities risk. The repayment of certain mortgage-backed securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.
Certain mortgage-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more than the value of debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.
Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.
Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the portfolio. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that the underlying borrowers will be unable to meet their obligations.
At times, some of the mortgage-backed securities in which the portfolio may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
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More on the risks of investing in the portfolio
The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:
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Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
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Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
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Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
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The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
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Economic, political, regulatory and social developments, military conflicts and sanctions, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, may adversely affect the securities markets
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It may be difficult for the portfolio to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country
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The value of the portfolio’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Withholding and other non-U.S. taxes may decrease the portfolio's return. The value of the portfolio’s foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country
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Some markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
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It is often more expensive for the portfolio to buy, sell and hold securities in certain foreign markets than in the United States
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A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms
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Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange
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A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio’s investments, particularly in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries
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China and other developing market countries may be subject to considerable degrees of economic, political and social instability. Markets in China and other Asian countries are relatively new and undeveloped. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. China's central government exercises significant control over China's economy and may intervene in the financial markets, such as by
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imposing trading restrictions, and investments in Chinese issuers could be adversely affected by changes in government policies. The Chinese economy could be adversely affected by supply chain disruptions. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats.
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If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities
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Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries
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Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally
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Circumstances that impact one country could have profound impacts on other countries and on global economies or markets
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Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus.
Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.
Industries in the financials segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.
Derivatives risk. Using stock index futures and options and other derivatives exposes the portfolio to special risks and costs and may result in losses to the portfolio, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the portfolio’s volatility, which is the degree to which the portfolio’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. If changes in a derivative’s value do not correspond to changes in the value of the portfolio’s other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The portfolio may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. The portfolio also may have to sell assets
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More on the risks of investing in the portfolio
at inopportune times to satisfy its obligations. Use of derivatives or similar instruments may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The portfolio’s use of derivatives may also increase the amount of taxes payable by taxable shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the portfolio’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The portfolio may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.
The portfolio will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the portfolio to post margin and the broker may require the portfolio to post additional margin to secure the portfolio’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the portfolio to deposit larger amounts of margin. The portfolio may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the portfolio to terminate a derivatives position under certain circumstances. This may cause the portfolio to lose money. The portfolio's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Portfolio turnover risk. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareholders to incur a higher level of taxable income or capital gains.
Valuation risk. Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the portfolio’s valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. The portfolio may value investments using fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the portfolio had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the portfolio determines its net asset value. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be or become impossible or difficult to purchase or sell. Although most of the portfolio’s securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the portfolio, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. Liquidity and value of investments can deteriorate rapidly. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell or unwind these investments to meet redemptions or for other cash needs, or try to limit losses, the portfolio may suffer a substantial loss or may not be able to sell at all. The portfolio may experience heavy redemptions that could cause the portfolio to liquidate its assets
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at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and other investments, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.
Redemption risk. The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the portfolio could hurt performance and/or cause the remaining shareholders in the portfolio to lose money. If one decision maker has control of portfolio shares owned by separate portfolio shareholders, including clients or affiliates of the portfolio’s adviser, redemptions by these shareholders may further increase the portfolio’s redemption risk. If the portfolio is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the portfolio’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt portfolio operations, interfere with the portfolio’s ability to calculate its NAV, prevent portfolio shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the portfolio and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The portfolio and its shareholders could be negatively impacted as a result.
Cash management risk. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to credit risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objectives.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.
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Management
Investment adviser
Amundi Asset Management US, Inc. (“Amundi US”), the portfolio's investment adviser, selects the portfolio's investments and oversees the portfolio’s operations.
Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of December 31, 2021, Amundi had more than $2.3 trillion in assets under management worldwide. As of December 31, 2021, Amundi US (and its U.S. affiliates) had over $106 billion in assets under management.
Amundi US’s main office is at 60 State Street, Boston, Massachusetts 02109.
The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.
Amundi US has received an order from the Securities and Exchange Commission that permits Amundi US, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Amundi US (an “unaffiliated subadviser”) or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Amundi US retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.
Portfolio management
Day-to-day management of the portfolio is the responsibility of Raymond Haddad, Vice President of Amundi US (portfolio manager of the portfolio since 2018). Mr. Haddad is supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US’s affiliates. Mr. Haddad joined Amundi US in 2014. Prior to joining Amundi US, he was a General Partner at Cedrus Capital Management from 2011 to 2014.
The portfolio's statement of additional information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the portfolio.
Management fee
The portfolio pays Amundi US a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio.
Amundi US’s annual fee is equal to 0.80% of the portfolio’s average daily net assets up to $500 million and 0.75% of the portfolio's average daily net assets over $500 million. The fee is accrued daily and paid monthly.
For the fiscal year ended December 31, 2021, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.80% of the portfolio's average daily net assets.
A discussion regarding the basis for the Board of Trustees’ approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2021.
Distributor
Amundi Distributor US, Inc. is the portfolio's distributor. The portfolio compensates the distributor for its services. The distributor is an affiliate of Amundi US.
Distribution plan
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Amundi Distributor US, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges. The portfolio has not adopted a distribution plan for Class I shares.
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Pricing of shares
Net asset value
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the close of regular trading (normally 4:00 p.m. Eastern time). On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The portfolio’s most recent net asset value is available on the portfolio’s website, amundi.com/us.
The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods. The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
To the extent that the portfolio invests in shares of other funds that are not traded on an exchange, such shares of other funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.
The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio’s shares may change on days when you will not be able to purchase or redeem portfolio shares.
When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Amundi US to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Amundi US to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio’s net asset value is calculated. Because the portfolio may invest in securities rated below investment grade — some of which may be thinly traded and for which prices may not be readily available or may be unreliable — the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio’s shares to differ from the net asset value that would be calculated only using market prices. The portfolio's fair value policies and procedures may be impacted as the portfolio comes into compliance with a newly adopted SEC rule, however, the portfolio does not currently anticipate material changes to its fair valuation methodologies.
The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
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Shareholder information
Additional payments to financial intermediaries
Amundi US and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Amundi US may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio’s shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.
Amundi US makes these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Amundi US may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.
Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Amundi US determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Amundi US’s promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients’ accounts, Amundi US receives greater management and other fees due to the increase in the Pioneer funds’ assets.
In addition to these payments, Amundi US may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Amundi US to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary’s costs.
The compensation that Amundi US pays to financial intermediaries is discussed in more detail in the portfolio’s statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Amundi US, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.
Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company’s separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Amundi US’s opinion, they are of a size or frequency that would disrupt the management of the portfolio.
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company’s Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio’s Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at
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disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.
Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation §1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Amundi US for losses incurred by the portfolio or Amundi US as a result of such action.
Selling
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.
Under normal circumstances, the portfolio expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the portfolio’s investments, the portfolio may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the portfolio could be forced to liquidate assets at inopportune times or at a loss or depressed value. The portfolio also may pay redemption proceeds using cash obtained through an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.
The portfolio may pay all or a portion of redemption proceeds by delivering securities (for example, if the portfolio reasonably believes that a cash redemption may have a substantial impact on the portfolio and its remaining shareholders). In that event, the portfolio generally may deliver a proportionate share of the securities owned by the portfolio, a redeeming shareholder may incur costs (such as brokerage commissions) in converting the securities into cash and the shareholder may receive less for the securities than the price at which they were valued for purposes of the redemption. Although shares of the portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
During periods of deteriorating or stressed market conditions, when an increased portion of the portfolio’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the portfolio may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available, or by giving securities.
Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio’s securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
•
The sale of shares of the portfolio within 30 days after the shares were purchased;
•
Two or more purchases and redemptions within a short period of time; or
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Shareholder information
•
A series of transactions that indicate a timing pattern or strategy.
The portfolio’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio’s shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under “Net asset value” in this prospectus.
While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.
The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.
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Distributions and taxes
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.
Under the Code, the portfolio’s dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.
In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio’s investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio’s shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company’s separate account prospectus and in the statement of additional information.
Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains quarterly during March, June, September and December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.
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Financial highlights
The financial highlights table helps you understand the portfolio’s financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in Class I and Class II shares of the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report is included in the portfolio’s annual report along with the portfolio’s financial statements. The portfolio’s annual report is incorporated by reference in the statement of additional information and is available upon request.
Pioneer Real Estate Shares VCT Portfolio
Class I
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17
Net asset value, beginning of period	$7.63	$11.35	$12.55	$15.40	$16.37
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.04	$0.06	$0.16	$0.25	$0.26
Net realized and unrealized gain (loss) on investments	3.08	(1.15)	3.16	(1.26)	0.28
Net increase (decrease) from investment operations	$3.12	$(1.09)	$3.32	$(1.01)	$0.54
Distributions to shareowners:
Net investment income	$(0.03)	$(0.06)	$(0.19)	$(0.25)	$(0.26)
Net realized gain	(0.07)	(2.48)	(4.33)	(1.59)	(1.25)
Tax return of capital	—	(0.09)	—	—	—
Total distributions	$(0.10)	$(2.63)	$(4.52)	$(1.84)	$(1.51)
Net increase (decrease) in net asset value	$3.02	$(3.72)	$(1.20)	$(2.85)	$(0.97)
Net asset value, end of period	$10.65	$7.63	$11.35	$12.55	$15.40
Total return (b)	41.05%	(7.34)%	28.16%	(7.24)%	3.50%
Ratio of net expenses to average net assets	1.35%	1.46%	1.33%	1.37%	1.12%
Ratio of net investment income (loss) to average net assets	0.49%	0.77%	1.29%	1.76%	1.63%
Portfolio turnover rate	106%	155%	125%	154%	8%
Net assets, end of period (in thousands)	$7,530	$5,885	$6,910	$6,210	$7,824
(a)
The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
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Class II
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17
Net asset value, beginning of period	$7.67	$11.40	$12.58	$15.44	$16.40
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.02	$0.04	$0.13	$0.21	$0.22
Net realized and unrealized gain (loss) on investments	3.09	(1.16)	3.17	(1.27)	0.29
Net increase (decrease) from investment operations	$3.11	$(1.12)	$3.30	$(1.06)	$0.51
Distributions to shareowners:
Net investment income	$(0.02)	$(0.04)	$(0.15)	$(0.21)	$(0.22)
Net realized gain	(0.07)	(2.48)	(4.33)	(1.59)	(1.25)
Tax return of capital	—	(0.09)	—	—	—
Total distributions	$(0.09)	$(2.61)	$(4.48)	$(1.80)	$(1.47)
Net increase (decrease) in net asset value	$3.02	$(3.73)	$(1.18)	$(2.86)	$(0.96)
Net asset value, end of period	$10.69	$7.67	$11.40	$12.58	$15.44
Total return (b)	40.75%	(7.62)%	27.91%	(7.54)%	3.30%
Ratio of net expenses to average net assets	1.60%	1.71%	1.58%	1.62%	1.37%
Ratio of net investment income (loss) to average net assets	0.22%	0.51%	1.04%	1.51%	1.37%
Portfolio turnover rate	106%	155%	125%	154%	8%
Net assets, end of period (in thousands)	$20,539	$16,522	$20,167	$18,393	$23,592
(a)
The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
27

Notes
28

Notes
29

Pioneer Variable Contracts Trust
Pioneer Real Estate Shares VCT Portfolio
You can obtain more free information about the portfolio by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio’s statement of additional information and shareowner reports, and to make other inquiries. The portfolio’s statement of additional information and shareowner reports are available, free of charge, on the Amundi US website at amund.com/us.
Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.
Statement of additional information
The statement of additional information provides more detailed information about the portfolio.
The statement of additional information, dated May 1, 2022, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.
The portfolio's shareowner reports, prospectus and statement of additional information are available on the Securities and Exchange Commission's EDGAR database on the Commission's Internet site at https://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
(Investment Company Act file no. 811-08786)

Amundi Distributor US, Inc. 60 State Street Boston, MA 02109 amundi.com/us	19098-16-0422 ©2022 Amundi Distributor US, Inc. Member SIPC

Pioneer Select Mid Cap Growth VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares
Class II Shares
Prospectus, May 1, 2022
Contents
Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

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Portfolio summary
Investment objective
Long-term capital growth.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio. Your costs would be higher if fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option were included. Please consult your insurance company’s separate account prospectus or disclosure document for more information.
Annual portfolio operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management Fees	0.74%	0.74%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses[1]	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.89%	1.14%
1
Other expenses for Class II shares are based on estimated amounts for the current fiscal year.
Example
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio’s total annual operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Number of years you own your shares (with or without redemption)
	1	3	5	10
Class I	$91	$284	$493	$1,096
Class II	$116	$362	$628	$1,386
Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 41% of the average value of the portfolio.
Principal investment strategies
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index ($58.52 billion as of February 28, 2022) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index ($61.78 billion as of February 28, 2022), as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The portfolio’s investments will not be confined to securities issued by companies included in the index. For purposes of the portfolio’s investment policies, equity securities include common stocks and other equity instruments, such as securities of other investment companies (including
1

Portfolio summary
mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. The portfolio may invest in initial public offerings of equity securities.
The portfolio may invest in securities of issuers in any industry or market sector. The portfolio may invest up to 20% of its total assets in debt securities. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities, and securities in default.
The portfolio may invest up to 20% of its net assets in REITs.
The portfolio may invest up to 20% of its total assets in securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers.
The portfolio may, but is not required to, use derivatives, such as stock index futures and options. The portfolio may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the portfolio’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio also may hold cash or other short-term instruments.
The portfolio uses a “growth” style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks the portfolio’s investment adviser employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations. The adviser relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. The adviser focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies.
The adviser generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. The adviser makes that determination based upon the same criteria it uses to select portfolio securities.
The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
Principal risks of investing in the portfolio
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.
Market risk. The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
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In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China, or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.
Mid-size companies risk. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
Growth style risk. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region, market segment or industry, or about an investment strategy, may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and data used by the adviser.
ESG risk. The portfolio’s adviser considers ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. To the extent the adviser considers this information, the adviser focuses on investment considerations that relate to potential return and risk, without sacrificing these considerations for non-economic purposes. In considering ESG information, the adviser may
3

Portfolio summary
use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
Risks of investments in real estate related securities. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.
Risks of warrants and rights. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the portfolio loses any amount it paid for the warrant. The failure to exercise subscription rights to purchase common shares would result in the dilution of the portfolio’s interest in the issuing company.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. The purchase of IPO shares may involve high transaction costs.
Risks of investment in other funds. Investing in other investment companies, including other funds managed by the adviser, subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. Junk bonds have a higher risk of default or are already in default and are considered speculative.
Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio’s return. Non-U.S. issuers may be located in parts of the world that
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have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio's investments.
If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities.
Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.
Industries in the technology segment, such as information technology, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.
Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.
Derivatives risk. Using stock index futures and options and other derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations
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Portfolio summary
governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Valuation risk. The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued the securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Liquidity risk. Some securities and derivatives held by the portfolio may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the portfolio is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the portfolio may be forced to sell at a loss.
Redemption risk. The portfolio may experience heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the portfolio’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt portfolio operations, interfere with the portfolio’s ability to calculate its NAV, prevent portfolio shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the portfolio and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I shares of the portfolio over time and compares these returns to the returns of the Russell Midcap Growth Index, a broad-based measure of market performance that has characteristics relevant to the portfolio’s investment strategies.
The portfolio acquired all of the assets and those liabilities reflected in the net asset value of the Safeco RST Growth Opportunities Portfolio (the predecessor portfolio) on December 10, 2004. The performance of Class I shares of the portfolio reflects the performance of the predecessor portfolio prior to the reorganization. Prior to August 2, 2004, Safeco Asset Management, Inc. served as the predecessor portfolio’s investment adviser.
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The portfolio’s name, investment objective and principal investment strategies changed effective May 1, 2013. Prior to May 1, 2013, the portfolio focused mainly on small cap growth stocks. Certain performance information shown below reflects the performance of the portfolio prior to these changes.
The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.
The portfolio's past performance does not necessarily indicate how it will perform in the future.
Annual return Class I Shares (%)
(Year ended December 31)

For the period covered by the bar chart:
	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	30.17%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-21.15%	01/01/2020 to	03/31/2020
No performance information is presented for Class II shares in the table below because Class II shares do not have annual returns for at least one calendar year. The returns for Class II shares would be lower than those of Class I shares because they have different expenses, including Rule 12b-1 fees applicable to Class II shares.
Average annual total return (%)
(for periods ended December 31, 2021)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class I	8.07	19.47	15.65	12.09	01/07/1993
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	12.73	19.83	16.63	10.99
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Ken Winston (lead portfolio manager), Senior Vice President of Amundi US (portfolio manager of the portfolio since 2013); Shaji John, Vice President of Amundi US
(portfolio manager of the portfolio since 2013); and David Sobell, Vice President and
Senior Equity Analyst of Amundi US (portfolio manager of the portfolio since April
2016)

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Portfolio summary
Tax information
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
Payments to broker-dealers and other financial intermediaries
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.
In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company’s separate account prospectus or disclosure document may contain additional information about these payments.
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More on the portfolio’s investment objective and strategies
Investment objective
Long-term capital growth.
The portfolio’s investment objective may be changed without shareholder approval. The portfolio will provide at least 30 days’ written notice prior to implementing any change to its investment objective.
Principal investment strategies
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of mid-size companies. Mid-size companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell Midcap Growth Index ($58.52 billion as of February 28, 2022) or the 3-year rolling average of the market capitalization of the largest company within the Russell Midcap Growth Index ($61.78 billion as of February 28, 2022), as measured at the end of the preceding month, and are not less than the smallest company within the index. The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. The size of the companies in the index changes constantly as a result of market conditions and the composition of the index. The portfolio’s investments will not be confined to securities issued by companies included in the index. For purposes of the portfolio’s investment policies, equity securities include common stocks and other equity instruments, such as securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks. The portfolio may consider an investment company as a mid-size company for purposes of satisfying the portfolio’s 80% policy if the investment company invests at least 80% of its net assets in the equity securities of mid-size companies. The portfolio may invest in initial public offerings of equity securities.
The portfolio will provide notice to shareholders at least 60 days prior to any change to its policy to invest at least 80% of its assets in equity securities of mid-size companies.
The portfolio may invest in securities of issuers in any industry or market sector. The portfolio may invest up to 20% of its total assets in debt securities. The portfolio may invest up to 5% of its net assets in below investment grade debt securities (known as “junk bonds”), including below investment grade convertible debt securities, and securities in default. The portfolio invests in debt securities when Amundi Asset Management US, Inc. (“Amundi US” or the “adviser”), the portfolio's investment adviser, believes they are consistent with the portfolio's investment objective of long-term capital growth, to diversify the portfolio's portfolio or for greater liquidity.
The portfolio may invest up to 20% of its net assets in REITs.
The portfolio may invest up to 20% of its total assets in securities of non-U.S. issuers. The portfolio will not invest more than 5% of its total assets in the securities of emerging markets issuers. The portfolio does not count securities of Canadian issuers against the limit on investment in securities of non-U.S. issuers.
The portfolio uses a “growth” style of management and seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select growth stocks, Amundi US employs quantitative analysis, fundamental research and an evaluation of the issuer based on its financial statements and operations. Amundi US relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Amundi US focuses on the quality and price of individual issuers and economic sector analysis, not on market-timing strategies. Factors Amundi US looks for in selecting investments include:
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Market leadership in a company's primary products and services
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Companies expected to benefit from long-term trends in the economy and society
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Low market valuations relative to earnings forecast, book value, cash flow and sales compared to historic standards
•
Increasing earnings forecast
Amundi US generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Amundi US makes that determination based upon the same criteria it uses to select portfolio securities.
The portfolio may invest in debt securities rated “D” or better, or comparable unrated securities. Debt securities rated “D” are in default.
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More on the portfolio’s investment objective and strategies
The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
The portfolio’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.
Investments in REITs
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including “sub-prime” mortgages, secured by real estate and derive their income from collection of interest.
Non-U.S. investments
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index.
Debt securities
The portfolio may invest in debt securities. Generally the portfolio may acquire debt securities that are investment grade, but the portfolio may invest in below investment grade debt securities (known as “junk bonds”) including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.
Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
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In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
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As a substitute for purchasing or selling securities
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To attempt to increase the portfolio’s return as a non-hedging strategy that may be considered speculative
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To manage portfolio characteristics (for example, exposure to various market segments)
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As a cash flow management technique
The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio
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may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.
Additional investment strategies and related risks
In addition to the principal investment strategies and related risks discussed in this prospectus, the portfolio may also use other techniques, including the following non-principal investment strategies and related risks.
Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1∕3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.
Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.
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More on the risks of investing in the portfolio
Principal investment risks
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.
Market risk. The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.
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Mid-size companies risk. Compared to large companies, mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, be harder to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
Growth style risk. The portfolio's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.
Portfolio selection risk. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region, market segment or industry, or about an investment strategy, may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and data used by the adviser.
ESG risk. The portfolio’s adviser considers ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. To the extent the adviser considers this information, the adviser focuses on investment considerations that relate to potential return and risk, without sacrificing these considerations for non-economic purposes. In considering ESG information, the adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
Risks of investments in real estate related securities. The portfolio has risks associated with the real estate industry. Although the portfolio does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
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The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
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Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
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The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
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A REIT in the portfolio's portfolio is, or is perceived by the market to be, poorly managed
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If the portfolio's real estate related investments are concentrated in one geographic area or property type, the portfolio will be particularly subject to the risks associated with that area or property type
REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest primarily in real property and derive income mainly from the collection of rents. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and derive income primarily from interest payments. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. Hybrid REITs invest both in real property and in mortgages.
Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Such expenses are not shown in “Annual portfolio operating expenses” above.
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More on the risks of investing in the portfolio
Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.
Risks of warrants and rights. Warrants and rights give the portfolio the right to buy stock. A warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. The portfolio has no obligation to exercise the warrant and buy the stock. A warrant has value only if the portfolio is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the portfolio loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
The portfolio may purchase securities pursuant to the exercise of subscription rights, which allow an issuer’s existing shareholders to purchase additional common stock at a price substantially below the market price of the shares. The failure to exercise subscription rights to purchase common stock would result in the dilution of the portfolio’s interest in the issuing company. The market for such rights is not well developed and, accordingly, the portfolio may not always realize full value on the sale of rights.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Information about the companies may be available for very limited periods. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.
Risks of investment in other funds. Investing in other investment companies, including other funds managed by the adviser, subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. Exchange-traded funds (ETFs) and exchange-listed closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to that fund’s net asset value.
Debt securities risk. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates, if the issuer or other obligor of a security held by the portfolio fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.
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Risks of convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible security is composed of two or more separate securities or instruments, each with its own market value. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:
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Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
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Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
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Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
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The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
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Economic, political, regulatory and social developments, military conflicts and sanctions, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, may adversely affect the securities markets
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It may be difficult for the portfolio to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country
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The value of the portfolio’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Withholding and other non-U.S. taxes may decrease the portfolio's return. The value of the portfolio’s foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country
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Some markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
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It is often more expensive for the portfolio to buy, sell and hold securities in certain foreign markets than in the United States
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A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms
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Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange
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A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio’s investments, particularly in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries
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More on the risks of investing in the portfolio
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China and other developing market countries may be subject to considerable degrees of economic, political and social instability. Markets in China and other Asian countries are relatively new and undeveloped. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. China's central government exercises significant control over China's economy and may intervene in the financial markets, such as by imposing trading restrictions, and investments in Chinese issuers could be adversely affected by changes in government policies. The Chinese economy could be adversely affected by supply chain disruptions. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats.
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If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities
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Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries
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Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally
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Circumstances that impact one country could have profound impacts on other countries and on global economies or markets
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Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus.
Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.
Industries in the health care segment, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.
Industries in the industrials segment, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.
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Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Derivatives risk. Using stock index futures and options and other derivatives exposes the portfolio to special risks and costs and may result in losses to the portfolio, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the portfolio’s volatility, which is the degree to which the portfolio’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. If changes in a derivative’s value do not correspond to changes in the value of the portfolio’s other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The portfolio may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Use of derivatives or similar instruments may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The portfolio’s use of derivatives may also increase the amount of taxes payable by taxable shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the portfolio’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The portfolio may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.
The portfolio will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the portfolio to post margin and the broker may require the portfolio to post additional margin to secure the portfolio’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the portfolio to deposit larger amounts of margin. The portfolio may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the portfolio to terminate a derivatives position under certain circumstances. This may cause the portfolio to lose money. The portfolio's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Valuation risk. Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the portfolio’s valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. The portfolio may value investments using fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the portfolio had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities
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More on the risks of investing in the portfolio
and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the portfolio determines its net asset value. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be or become impossible or difficult to purchase or sell. Although most of the portfolio’s securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the portfolio, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. Liquidity and value of investments can deteriorate rapidly. When the portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell or unwind these investments to meet redemptions or for other cash needs, or try to limit losses, the portfolio may suffer a substantial loss or may not be able to sell at all. The portfolio may experience heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and other investments, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.
Redemption risk. The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the portfolio could hurt performance and/or cause the remaining shareholders in the portfolio to lose money. If one decision maker has control of portfolio shares owned by separate portfolio shareholders, including clients or affiliates of the portfolio’s adviser, redemptions by these shareholders may further increase the portfolio’s redemption risk. If the portfolio is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the portfolio’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt portfolio operations, interfere with the portfolio’s ability to calculate its NAV, prevent portfolio shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the portfolio and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The portfolio and its shareholders could be negatively impacted as a result.
Cash management risk. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to credit risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objective.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.
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Management
Investment adviser
Amundi Asset Management US, Inc. (“Amundi US”), the portfolio’s investment adviser, selects the portfolio’s investments and oversees the portfolio’s operations.
Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of December 31, 2021, Amundi had more than $2.3 trillion in assets under management worldwide. As of December 31, 2021, Amundi US (and its U.S. affiliates) had over $106 billion in assets under management.
Amundi US’s main office is at 60 State Street, Boston, Massachusetts 02109.
The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.
Amundi US has received an order from the Securities and Exchange Commission that permits Amundi US, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Amundi US (an “unaffiliated subadviser”) or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Amundi US retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.
Portfolio management
Day-to-day management of the portfolio is the responsibility of Ken Winston (lead portfolio manager), Shaji John and David Sobell. The portfolio managers are supported by the domestic equity team. Members of this team manage other Pioneer funds investing primarily in U.S. equity securities. The portfolio managers and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US's affiliates.
Ken Winston, a Senior Vice President, joined Amundi US in 2007. Mr. Winston has served as portfolio manager of the portfolio since 2013.
Shaji John, a Vice President, joined Amundi US in 2011 from JT Venture Partners, LLC, where he was Managing General Partner from 2000 to 2011. Mr. John has served as portfolio manager of the portfolio since 2013.
David Sobell, a Vice President and Senior Equity Analyst, joined Amundi US in 2000. Mr. Sobell has served as portfolio manager of the portfolio since April 2016.
The portfolio’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the portfolio.
Management fee
The portfolio pays Amundi US a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio.
Amundi US’s annual fee is equal to 0.74% of the portfolio’s average daily net assets. The fee is accrued daily and paid monthly.
For the fiscal year ended December 31, 2021, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.74% of the portfolio's average daily net assets.
A discussion regarding the basis for the Board of Trustees’ approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2021.
Distributor
Amundi Distributor US, Inc. is the portfolio's distributor. The portfolio compensates the distributor for its services. The distributor is an affiliate of Amundi US.
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Management
Distribution plan
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Amundi Distributor US, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges. The portfolio has not adopted a distribution plan for Class I shares.
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Pricing of shares
Net asset value
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the close of regular trading (normally 4:00 p.m. Eastern time). On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The portfolio’s most recent net asset value is available on the portfolio’s website, amundi.com/us.
The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods. The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
To the extent that the portfolio invests in shares of other funds that are not traded on an exchange, such shares of other funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.
The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio’s shares may change on days when you will not be able to purchase or redeem portfolio shares.
When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Amundi US to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Amundi US to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio’s net asset value is calculated. Because the portfolio may invest in securities rated below investment grade — some of which may be thinly traded and for which prices may not be readily available or may be unreliable — the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio’s shares to differ from the net asset value that would be calculated only using market prices. The portfolio's fair value policies and procedures may be impacted as the portfolio comes into compliance with a newly adopted SEC rule, however, the portfolio does not currently anticipate material changes to its fair valuation methodologies.
The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
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Shareholder information
Additional payments to financial intermediaries
Amundi US and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Amundi US may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio’s shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.
Amundi US makes these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Amundi US may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.
Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Amundi US determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Amundi US’s promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients’ accounts, Amundi US receives greater management and other fees due to the increase in the Pioneer funds’ assets.
In addition to these payments, Amundi US may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Amundi US to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary’s costs.
The compensation that Amundi US pays to financial intermediaries is discussed in more detail in the portfolio’s statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Amundi US, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.
Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company’s separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Amundi US’s opinion, they are of a size or frequency that would disrupt the management of the portfolio.
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company’s Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio’s Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at
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disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.
Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation §1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Amundi US for losses incurred by the portfolio or Amundi US as a result of such action.
Selling
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.
Under normal circumstances, the portfolio expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the portfolio’s investments, the portfolio may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the portfolio could be forced to liquidate assets at inopportune times or at a loss or depressed value. The portfolio also may pay redemption proceeds using cash obtained through an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.
The portfolio may pay all or a portion of redemption proceeds by delivering securities (for example, if the portfolio reasonably believes that a cash redemption may have a substantial impact on the portfolio and its remaining shareholders). In that event, the portfolio generally may deliver a proportionate share of the securities owned by the portfolio, a redeeming shareholder may incur costs (such as brokerage commissions) in converting the securities into cash and the shareholder may receive less for the securities than the price at which they were valued for purposes of the redemption. Although shares of the portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
During periods of deteriorating or stressed market conditions, when an increased portion of the portfolio’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the portfolio may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available, or by giving securities.
Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio’s securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
•
The sale of shares of the portfolio within 30 days after the shares were purchased;
•
Two or more purchases and redemptions within a short period of time; or
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Shareholder information
•
A series of transactions that indicate a timing pattern or strategy.
The portfolio’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio’s shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under “Net asset value” in this prospectus.
While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.
The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.
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Distributions and taxes
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.
Under the Code, the portfolio’s dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.
In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio’s investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio’s shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company’s separate account prospectus and in the statement of additional information.
Distributions
The portfolio generally pays any distributions of net short- and long-term capital gains in November. The portfolio generally pays dividends from any net investment income other than net short- and long-term capital gains in December. The portfolio may also pay dividend and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.
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Financial highlights
The financial highlights table helps you understand the portfolio's financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in Class I shares of the portfolio (assuming reinvestment of all dividends and distributions). No information is presented for Class II shares because no Class II shares were outstanding during the periods shown. The information below has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report is included in the portfolio’s annual report along with the portfolio’s financial statements. The portfolio’s annual report is incorporated by reference in the statement of additional information and is available upon request.
Pioneer Select Mid Cap Growth VCT Portfolio
Class I
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17
Net asset value, beginning of period	$37.52	$29.12	$24.82	$30.23	$23.56
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$(0.23)	$(0.15)	$(0.09)	$(0.10)	$(0.05)
Net realized and unrealized gain (loss) on investments	3.17	10.76	8.13	(1.22)	7.07
Net increase (decrease) from investment operations	$2.94	$10.61	$8.04	$(1.32)	$7.02
Distributions to shareowners:
Net investment income	$—	$—	$—	$—	$(0.02)
Net realized gain	(5.56)	(2.21)	(3.74)	(4.09)	(0.33)
Total distributions	$(5.56)	$(2.21)	$(3.74)	$(4.09)	$(0.35)
Net increase (decrease) in net asset value	$(2.62)	$8.40	$4.30	$(5.41)	$6.67
Net asset value, end of period	$34.90	$37.52	$29.12	$24.82	$30.23
Total return (b)	8.07%	39.17%	33.08%	(6.48)%	30.03%
Ratio of net expenses to average net assets	0.89%	0.89%	0.88%	0.90%	0.88%
Ratio of net investment income (loss) to average net assets	(0.62)%	(0.49)%	(0.30)%	(0.33)%	(0.20)%
Portfolio turnover rate	41%	82%	58%	83%	85%
Net assets, end of period (in thousands)	$140,893	$153,420	$125,592	$105,450	$123,007
(a)
The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
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Notes
27

Notes
28

Notes
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Pioneer Variable Contracts Trust
Pioneer Select Mid Cap Growth VCT Portfolio
You can obtain more free information about the portfolio by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio’s statement of additional information and shareowner reports, and to make other inquiries. The portfolio’s statement of additional information and shareowner reports are available, free of charge, on the Amundi US website at amund.com/us.
Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.
Statement of additional information
The statement of additional information provides more detailed information about the portfolio.
The statement of additional information, dated May 1, 2022, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.
The portfolio's shareowner reports, prospectus and statement of additional information are available on the Securities and Exchange Commission's EDGAR database on the Commission's Internet site at https://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
(Investment Company Act file no. 811-08786)

Amundi Distributor US, Inc. 60 State Street Boston, MA 02109 amundi.com/us	19087-16-0422 ©2022 Amundi Distributor US, Inc. Member SIPC

Pioneer Strategic Income VCT Portfolio

A portfolio of Pioneer Variable Contracts Trust
Class I Shares
Class II Shares
Prospectus, May 1, 2022
Contents
Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the portfolio's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.

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Portfolio summary
Investment objective
A high level of current income.
Fees and expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio. Your costs would be higher if fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option were included. Please consult your insurance company’s separate account prospectus or disclosure document for more information.
Annual portfolio operating expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class II
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.56%	0.56%
Acquired Fund Fees and Expenses[1]	0.04%	0.04%
Total Annual Portfolio Operating Expenses Plus Acquired Fund Fees and Expenses	1.25%	1.50%
Fee Waiver and Expense Limitation[2]	-0.46%	–0.46%
Total Annual Portfolio Operating Expenses Plus Acquired Fund Fees and Expenses After Fee Waiver and Expense Limitation[2]	0.79%	1.04%
1
Total annual portfolio operating expenses in the table, before and after fee waiver and expense reimbursements, may be higher than the corresponding ratio of expenses to average net assets shown in the “Financial Highlights” section, which does not include acquired fund fees and expenses.
2
The portfolio’s investment adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all portfolio expenses other than taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, such as litigation) to the extent required to reduce expenses to 0.75% and 1.00% of the average daily net assets attributable to Class I and Class II shares, respectively. These expense limitations are in effect through May 1, 2023. There can be no assurance that the adviser will extend the expense limitations beyond such time. Net expenses for a class may exceed the applicable expense limitation to the extent that the portfolio incurs excluded expenses. While in effect, the arrangement may be terminated only by agreement of the adviser and the Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the portfolio for the time periods shown and then redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the portfolio’s total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). This example does not reflect any fees or sales charges imposed by a Variable Contract for which the portfolio is an investment option. If they were included, your costs would be higher.
	Number of years you own your shares (with or without redemption)
	1	3	5	10
Class I	$81	$351	$642	$1,471
Class II	$106	$429	$775	$1,751
Portfolio turnover
The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the most recent fiscal year, the portfolio turnover rate was 65% of the average value of the portfolio.
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Portfolio summary
Principal investment strategies
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. Derivative investments that provide exposure to debt securities or have similar economic characteristics may be used to satisfy the portfolio’s 80% policy. The portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. The portfolio's investment adviser allocates the portfolio's investments among the following three segments of the debt markets:
•
Below investment grade (high yield or “junk bond”) securities of U.S. and non-U.S. issuers
•
Investment grade securities of U.S. issuers
•
Investment grade securities of non-U.S. issuers
The adviser’s allocations among the segments of the debt markets depend upon its outlook for economic, interest rate and political trends. At any given time, the portfolio may have a substantial amount of its assets in any one of such segments. The portfolio may invest in securities of issuers in any market capitalization range, industry or market sector.
The portfolio invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities; debt securities of U.S. and non-U.S. corporate issuers (including convertible debt); and mortgage-related securities, including commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), credit risk transfer securities and “sub-prime” mortgages, and asset-backed securities. The portfolio may invest a substantial portion of its assets in asset-backed securities and mortgage-related securities, including CMBS, CMOs and other mortgage-related securities issued by private issuers. The portfolio's investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed instrument).
The portfolio invests in securities of any maturity and maintains an average portfolio maturity which varies based upon the judgment of the portfolio's investment adviser. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
Depending upon the adviser’s allocation among market segments, up to 70% of the portfolio's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by the adviser. Up to 20% of the portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poor's Financial Services LLC or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser. The portfolio’s investments in debt securities rated below investment grade may include securities that are in default. The portfolio may invest in floating rate loans, subordinated debt securities, insurance-linked securities, and municipal securities. The portfolio may also invest in Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked debt securities.
Up to 85% of the portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.
The portfolio may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities and equity interests in real estate trusts (REITs).
The portfolio may, but is not required to, use derivatives, such as credit default swaps, forward foreign currency exchange contracts, and bond and interest rate futures. The portfolio may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the portfolio's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The portfolio also may hold cash or other short-term investments.
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The adviser considers both broad economic and issuer specific factors in selecting investments. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, the adviser considers a variety of factors that are expected to influence economic activity and interest rates. The adviser selects individual securities to buy and sell based upon such factors as a security’s yield, liquidity and rating, an assessment of credit quality, and sector and issuer diversification.
The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. The adviser generally considers ESG information in the context of an issuer’s respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
Principal risks of investing in the portfolio
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.
Market risk. The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries or sanctions or other government
3

Portfolio summary
actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.
The portfolio’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR and may adversely affect the portfolio's performance. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the portfolio or reduce the effectiveness of related transactions such as hedges.
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
Interest rate risk.The market prices of the portfolio's fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historical lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up or “widens,” the value of the security will generally go down.
Rising interest rates can lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the portfolio earns on its floating rate investments.
Credit risk. If an issuer or guarantor of a security held by the portfolio or a counterparty to a financial contract with the portfolio defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The portfolio could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.
Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The portfolio also may lose any premium it paid on the security.
4

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.
Liquidity risk. Some securities and derivatives held by the portfolio may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. An instrument’s liquidity may be affected by reduced trading volume, a relative lack of market makers or legal restrictions, and illiquid securities and derivatives also may be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classes. If the portfolio is forced to sell an illiquid asset or unwind a derivative position to meet redemption requests or other cash needs, or try to limit losses, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. The portfolio may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the portfolio’s ability to meet its obligations (including obligations to redeeming shareholders).
Portfolio selection risk. The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security, industry or about interest rates or other market factors may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.
ESG risk. The portfolio’s adviser considers ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. To the extent the adviser considers this information, the adviser focuses on investment considerations that relate to potential return and risk, without sacrificing these considerations for non-economic purposes. In considering ESG information, the adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the portfolio’s investments in obligations issued by the U.S. Treasury to decline.
U.S. government agency obligations risk. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-related and asset-backed securities risk. The value of mortgage-related securities, including commercial mortgage-backed securities, collateralized mortgage-backed securities, credit risk transfer securities, and asset-backed securities, will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there
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Portfolio summary
may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.
Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
Risks of investing in loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the portfolio may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. There is less readily available, reliable information about most senior loans than is the case for many other types of securities. Loans may not be considered “securities,” and purchasers, such as the portfolio, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
Collateral risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. In addition, the portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. Uncollateralized loans involve a greater risk of loss.
Risk of disadvantaged access to confidential information. The adviser’s decision not to receive material, non-public information about an issuer of a loan either held by, or considered for investment by, the portfolio, under normal circumstances could place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer, and adversely affect the portfolio’s investment performance.
Risks of investing in insurance-linked securities. The portfolio could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. The portfolio may also invest in insurance-linked securities that are subject to “indemnity triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Insurance-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the portfolio. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Certain insurance-linked securities may have limited liquidity, or may be illiquid. The portfolio has limited transparency into the individual contracts underlying certain insurance-linked securities, which may make the risk assessment of such securities more difficult. Certain insurance-linked securities may be difficult to value.
Inflation-linked securities risk. The principal or interest of inflation-linked securities such as TIPS is adjusted periodically to a specified rate of inflation. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the inflation index, and losses may exceed those experienced by other debt securities with similar durations. The values of inflation-linked securities may not be directly correlated to changes in interest rates, for example if interest rates rise for reasons other than inflation.
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Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.
Municipal securities risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse. To the extent the portfolio invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the portfolio will be more susceptible to associated risks and developments.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the portfolio receives no periodic cash payments on such securities, the portfolio is deemed for tax purposes to receive income from such securities, which applicable tax rules require the portfolio to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the portfolio’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio's investments.
If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities.
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Portfolio summary
Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy.
Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.
Currency risk. The portfolio could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Equity securities risk. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than debt securities. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term.
Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of investment in other funds. Investing in other investment companies, including other funds managed by the adviser, subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses.
Derivatives risk. Using swaps, futures and other derivatives can increase portfolio losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the portfolio. Using derivatives may increase the volatility of the portfolio's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the portfolio. Some derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. Use of derivatives may have different tax consequences for the portfolio than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing
8

derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid, and they increase credit risk since the portfolio has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.
Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Forward foreign currency transactions risk. The portfolio may not fully benefit from or may lose money on forward foreign currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the portfolio's holdings, or if the counterparty defaults. Such transactions may also prevent the portfolio from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a portfolio without the same focus.
Valuation risk. The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio’s valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued the securities or had used a different valuation methodology. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption risk. The portfolio may experience heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the portfolio’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt portfolio operations, interfere with the portfolio’s ability to calculate its NAV, prevent portfolio shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the portfolio and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.
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Portfolio summary
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The portfolio's past performance
The bar chart and table indicate the risks and volatility of an investment in the portfolio by showing how the portfolio has performed in the past. The bar chart shows changes in the performance of the portfolio's Class I shares from calendar year to calendar year. The table shows the average annual total returns for Class I and Class II shares of the portfolio over time and compares these returns to the returns of the Bloomberg U.S. Universal Index, a broad-based measure of market performance that has characteristics relevant to the portfolio’s investment strategies.
The bar chart and table do not reflect any fees or expenses payable with respect to a Variable Contract. Such fees and expenses will reduce your return.
The portfolio's past performance does not necessarily indicate how it will perform in the future.
Annual return Class I Shares (%)
(Year ended December 31)

For the period covered by the bar chart:
	Returns	Period Beginning	Period Ending
Highest Calendar Quarter	10.14%	04/01/2020 to	06/30/2020
Lowest Calendar Quarter	-10.27%	01/01/2020 to	03/31/2020
Average annual total return (%)
(for periods ended December 31, 2021)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class I	1.99	4.46	4.47	6.28	07/29/1999
Class II	1.73	4.20	4.21	5.53	05/01/2003
Bloomberg U.S. Universal Index (reflects no deduction for fees, expenses or taxes)	-1.10	3.84	3.31	5.03	07/29/1999
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Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Kenneth J. Taubes, Executive Vice President and Chief Investment Officer, U.S. of
Amundi US (portfolio manager of the portfolio since 1999); Andrew Feltus, Managing
Director and Co-Director of High Yield of Amundi US (portfolio manager of the portfolio since 2012); Brad Komenda, Managing Director and Director of Investment
Grade Corporates of Amundi US (portfolio manager of the portfolio since 2021); and
Jonathan Scott, Senior Vice President and Deputy Director of Multi Sector Fixed
Income of Amundi US (portfolio manager of the portfolio since 2018)

Tax information
Shares of the portfolio are held by life insurance company separate accounts that fund the benefits under variable annuity and variable life insurance contracts (Variable Contracts) issued by their companies and by certain qualified pension and retirement plans (Qualified Plans). Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
Payments to broker-dealers and other financial intermediaries
If you purchase the portfolio through a broker-dealer or other financial intermediary (such as a bank), the portfolio and its related companies may pay the intermediary for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the portfolio over another investment. Ask your salesperson or investment professional or visit your financial intermediary’s website for more information.
In addition, shares of the portfolio are offered to insurance companies to fund the benefits under Variable Contracts issued by their companies and are additionally offered to Qualified Plans. The portfolio and its related companies may pay the sponsoring insurance companies and their affiliated broker-dealers and service providers for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing insurance companies to recommend the portfolio over another investment. Your insurance company’s separate account prospectus or disclosure document may contain additional information about these payments.
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More on the portfolio’s investment objective and strategies
Investment objective
A high level of current income.
The portfolio’s investment objective may be changed without shareholder approval. The portfolio will provide at least 30 days’ written notice prior to implementing any change to its investment objective.
Principal investment strategies
Normally, the portfolio invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. Derivative instruments that provide exposure to debt securities or have similar economic characteristics may be used to satisfy the portfolio’s 80% policy. The portfolio has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Amundi Asset Management US, Inc. (“Amundi US” or the “adviser”), the portfolio's investment adviser, allocates the portfolio's investments among the following three segments of the debt markets:
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Below investment grade (high yield or “junk bond”) securities of U.S. and non-U.S. issuers
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Investment grade securities of U.S. issuers
•
Investment grade securities of non-U.S. issuers
Amundi US's allocations among the segments of the debt markets depend upon its outlook for economic, interest rate and political trends. At any given time, the portfolio may have a substantial amount of its assets in any one of such segments. The portfolio may invest in securities of issuers in any market capitalization range, industry or market sector.
The portfolio invests primarily in:
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Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities
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Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt
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Mortgage-related securities, including commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), credit risk transfer securities and “sub-prime” mortgages, and asset-backed securities
The portfolio may invest a substantial portion of its assets in asset-backed securities and mortgage-related securities, including CMBS, CMOs and other mortgage-related securities issued by private issuers. The portfolio's investments in mortgage-related securities may include instruments, the underlying assets of which allow for balloon payments (where a substantial portion of a mortgage loan balance is paid at maturity, which can shorten the average life of the mortgage-backed instrument) or negative amortization payments (where as a result of a payment cap, payments on a mortgage loan are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed instrument).
The portfolio invests in securities of any maturity and maintains an average portfolio maturity which varies based upon the judgment of Amundi US. The maturity of a fixed income security is a measure of the time remaining until final payment on the security is due. The portfolio's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
Depending upon Amundi US's allocation among market segments, up to 70% of the portfolio's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Amundi US. Up to 20% of the portfolio's total assets may be invested in debt securities rated below CCC by Standard & Poor's Financial Services LLC or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Amundi US. The portfolio's investments in debt securities rated below investment grade may include securities that are in default. The portfolio may invest in floating rate loans, subordinated debt securities, insurance-linked securities, and municipal securities. The portfolio may also invest in Treasury Inflation Protected Securities (“TIPS”) and other inflation-linked debt securities.
Depending upon Amundi US's allocation among market segments, up to 85% of the portfolio's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.
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The portfolio may invest up to 20% of its total assets in equity securities, including common stocks, preferred stocks, rights, warrants, depositary receipts, securities of other investment companies (including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities and equity interests in real estate trusts (REITs). The portfolio may invest in equity securities as a consequence of holding debt of the same issuer or when Amundi US believes they offer the potential for capital gains or other portfolio management purposes, although equity securities may not pay dividends or contribute to achieving the portfolio's investment objective of a high level of current income.
Amundi US considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the portfolio's investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the portfolio, Amundi US considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Amundi US determines the preferable portfolio characteristics, Amundi US selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, sector and issuer diversification. Amundi US also employs fundamental research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. In making these portfolio decisions, Amundi US relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.
Amundi US integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. Amundi US believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment’s performance potential. Amundi US generally considers ESG information in the context of an issuer’s respective sector or industry. Amundi US may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the portfolio, and the weight given by Amundi US to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
The portfolio’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.
Investment grade securities
A debt security is considered investment grade if it is:
•
Rated BBB or higher at the time of purchase by Standard & Poor’s Financial Services LLC;
•
Rated the equivalent rating by a nationally recognized statistical rating organization; or
•
Determined to be of equivalent credit quality by Amundi US.
Securities in the lowest category of investment grade (i.e., BBB) are considered to have speculative characteristics. An investor can still lose significant amounts when investing in investment grade securities.
Below investment grade securities (“junk bonds”)
The portfolio may invest in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Amundi US. A debt security is below investment grade if it is rated BB or lower by Standard & Poor’s Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Amundi US. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.
Debt rating considerations
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In
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More on the portfolio’s investment objective and strategies addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the portfolio’s securities, Amundi US will consider if any action is appropriate in light of the portfolio's investment objective and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to Amundi US’s own assessment of the credit quality of potential investments.
U.S. government securities
The portfolio may invest in U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include obligations: directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association (GNMA) certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks (FHLBs); supported by the discretionary authority of the U.S. government to purchase the agency’s securities, like those of the Federal National Mortgage Association (FNMA); or supported only by the credit of the issuer itself, like the Tennessee Valley Authority. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies. U.S. government securities include zero coupon securities that make payments of interest and principal only upon maturity and which therefore tend to be subject to greater volatility than interest-bearing securities with comparable maturities.
Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by GNMA, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the portfolio may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by FNMA and the Federal Home Loan Mortgage Corporation (FHLMC).
Mortgage-backed securities
The portfolio may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities, such as FNMA or FHLMC, or by agencies of the U.S. government, such as GNMA. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The portfolio's investments in mortgage-related securities may include mortgage derivatives and structured securities.
The portfolio may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the class of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay holders of other classes of the CMO or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to pay other classes. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.
The portfolio may invest in commercial mortgage-backed securities (“CMBS”). CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.
The commercial mortgages underlying certain commercial mortgage-backed securities generally allow all or a substantial portion of the loan balance to be paid at maturity, commonly known as a balloon payment. Some mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, where payments are less than the amount of principal and interest owed, with excess amounts added to the outstanding principal balance, which can extend the average life of the mortgage-backed securities.
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The portfolio may invest in credit risk transfer securities. Credit risk transfer securities are a type of mortgage-related security that transfers the credit risk related to certain types of mortgage-backed securities to the owner of the credit risk transfer security. Credit risk transfer securities are commonly issued by government-sponsored enterprises (GSEs), such as FNMA or FHLMC, but may also be issued by private entities such as banks or other financial institutions. Credit risk transfer securities issued by GSEs are unguaranteed and unsecured fixed or floating rate general obligations and are typically issued at par and have stated final maturities. In addition, GSE-issued credit risk transfer securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a pool of residential mortgage loans acquired by the GSE. In this regard, holders of GSE credit risk transfer securities receive compensation for providing credit protection to the GSE and, when a specified level of losses on the underlying mortgage loans occurs, the principal balance and certain payments owed to the holders of such GSE credit risk transfer securities may be reduced.
In the event that a government-sponsored enterprise fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by FNMA and FHLMC, or other government-sponsored enterprise or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.
Asset-backed securities
The portfolio may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The portfolio's investments in asset-backed securities may include derivative and structured securities.
The portfolio may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets. The portfolio may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.
Subordinated securities
The portfolio may invest in securities that are subordinated or “junior” to more senior securities of the issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.
Non-U.S. investments
The portfolio may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index.
Floating rate investments
Floating rate investments are securities and other instruments with interest rates that adjust or “float” periodically based on a specified interest rate or other reference and include floating rate loans, repurchase agreements, money market securities and shares of money market and short-term bond funds.
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Floating rate loans
Floating rate loans are provided by banks and other financial institutions to large corporate customers in connection with recapitalizations, acquisitions, and refinancings. These loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These loans are rated below investment grade. The rates of interest on the loans typically adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (LIBOR), a designated U.S. bank’s prime or base rate or the overnight federal funds rate, plus a premium. Some loans reset on set dates, typically every 30 to 90 days, but not to exceed one year. Other loans reset periodically when the underlying rate resets.
In most instances, the portfolio’s investments in floating rate loans hold a senior position in the capital structure of the borrower. Having a senior position means that, if the borrower becomes insolvent, senior debtholders, like the portfolio, will be paid before subordinated debtholders and stockholders of the borrower. Senior loans typically are secured by specific collateral.
Floating rate loans typically are structured and administered by a financial institution that acts as an agent for the holders of the loan. Loans can be acquired directly through the agent, by assignment from another holder of the loan, or as a participation interest in the loan. When the portfolio is a direct investor in a loan, the portfolio may have the ability to influence the terms of the loan, although the portfolio does not act as the sole negotiator or originator of the loan. Participation interests are fractional interests in a loan issued by a lender or other financial institution. When the portfolio invests in a loan participation, the portfolio does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower.
Insurance-linked securities
The portfolio may invest in insurance-linked securities (ILS). The portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The portfolio is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The portfolio’s investments in ILS may include event-linked bonds. ILS also may include securities issued by special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments. The portfolio may invest in interests in pooled entities that invest primarily in ILS.
Where the ILS are based on the performance of underlying reinsurance contracts, the portfolio has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Accordingly, it may be more difficult for Amundi US to fully evaluate the underlying risk profile of the portfolio’s structured reinsurance investments, and therefore the portfolio’s assets are placed at greater risk of loss than if Amundi US had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the portfolio.
Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, bond and interest rate futures, swaps and other derivatives. The portfolio also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities
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without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including:
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In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
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As a substitute for purchasing or selling securities
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To attempt to increase the portfolio’s return as a non-hedging strategy that may be considered speculative
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To manage portfolio characteristics (for example, the duration or credit quality of the portfolio)
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As a cash flow management technique
The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Inverse floating rate obligations
The portfolio may invest in inverse floating rate obligations (a type of derivative instrument). The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Repurchase agreements
In a repurchase agreement, the portfolio purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the portfolio at a later date, and at a specified price, which is typically higher than the purchase price paid by the portfolio. The securities purchased serve as the portfolio's collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the portfolio is entitled to sell the securities, but the portfolio may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the portfolio will not have a right to the securities, or the immediate right to sell the securities.
Zero coupon securities
The portfolio may invest in zero coupon securities. Zero coupon securities are debt instruments that do not pay interest during the life of the security but are issued at a discount from the amount the investor will receive when the issuer repays the amount borrowed (the face value). The discount approximates the total amount of interest that would be paid at an assumed interest rate.
Cash management and temporary investments
Normally, the portfolio invests substantially all of its assets to meet its investment objective. The portfolio may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the portfolio may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The portfolio may adopt a defensive strategy when the adviser believes securities in which the portfolio normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the portfolio to achieve its investment objective.
Additional investment strategies and related risks
In addition to the principal investment strategies and related risks discussed in this prospectus, the portfolio may also use other techniques, including the following non-principal investment strategies and related risks.
Reverse repurchase agreements and borrowing
The portfolio may enter into reverse repurchase agreements pursuant to which the portfolio transfers securities to a counterparty in return for cash, and the portfolio agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the portfolio, are a form of leverage and may make the value of an investment in the portfolio more volatile and increase the risks of investing in the portfolio. The portfolio also may borrow money from banks or other lenders for temporary purposes. The portfolio may borrow up to 33 1∕3% of
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its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.
Short-term trading
The portfolio usually does not trade for short-term profits. The portfolio will sell an investment, however, even if it has only been held for a short time, if it no longer meets the portfolio's investment criteria. If the portfolio does a lot of trading, it may incur additional operating expenses, which would reduce performance.
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More on the risks of investing in the portfolio
Principal investment risks
You could lose money on your investment in the portfolio. As with any mutual fund, there is no guarantee that the portfolio will achieve its objective.
Market risk. The market prices of securities or other assets held by the portfolio may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. If the market prices of the portfolio's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the portfolio’s assets can decline as can the value of the portfolio’s distributions.
Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the portfolio’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.
Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the portfolio invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region, could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the portfolio’s investments may be negatively affected. The portfolio may experience a substantial or complete loss on any security or derivative position.
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LIBOR (London Interbank Offered Rate) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, and interest rate swaps and other derivatives. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to - or discontinuation of - LIBOR on the portfolio will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the portfolio or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the portfolio. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.
High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities and may involve major risk of exposure to adverse conditions and negative sentiments. These securities have a higher risk of issuer default because, among other reasons, issuers of junk bonds often have more debt in relation to total capitalization than issuers of investment grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default. The portfolio may not receive interest payments on defaulted securities and may incur costs to protect its investment. In addition, defaulted securities involve the substantial risk that principal will not be repaid. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often changes in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Junk bonds may also be less liquid than higher-rated securities, which means that the portfolio may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing portfolio shares. Junk bonds generally are issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt securities relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. The portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the portfolio before it matures. If the issuer redeems junk bonds, the portfolio may have to invest the proceeds in bonds with lower yields and may lose income.
Interest rate risk. The market prices of the portfolio’s fixed income securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities and therefore the value of your investment in the portfolio, generally falls. For example, if interest rates increase by 1%, the value of a fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal.
In recent years interest rates and credit spreads in the U.S. have been at historical lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the portfolio. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security
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may be susceptible to these factors. When the credit spread for a fixed income security goes up or “widens,” the value of the security will generally go down. Calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the portfolio, and the portfolio’s yield, may decline. Also, when interest rates decline, investments made by the portfolio may pay a lower interest rate, which would reduce the income received and distributed by the portfolio.
Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Yield generated by the portfolio may decline due to a decrease in market interest rates.
The values of securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. In addition, rising interest rates can also lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Further, in the case of some instruments, if the underlying reference interest rate does not move by at least a prescribed increment, no adjustment will occur in the floating rate instrument’s interest rate. This means that, when prevailing interest rates increase, a corresponding increase in the instrument’s interest rate may not result and the instrument may decline in value. Similarly, certain floating rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate. Such a floor protects the portfolio from losses resulting from a decrease in the reference interest rate below the specified level. However, if the reference interest rate is below the floor, there will be a lag between a rise in the reference interest rate and a rise in the interest rate payable by the obligation, and the portfolio may not benefit from increasing interest rates for a significant amount of time. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the portfolio earns on its floating rate investments. Unlike fixed rate securities, when prevailing interest rates decrease, the interest rate payable on floating rate investments will decrease.
The interest rates of some floating rate obligations adjust only periodically. Between the times that interest rates on floating rate obligations adjust, the interest rate on those obligations may not correlate to prevailing rates that will affect the value of the loans and may cause the net asset values of the portfolio’s shares to fluctuate.
Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the portfolio fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of an underlying asset declines, the value of your investment could decline. Changes in actual or perceived creditworthiness may occur quickly. If the portfolio enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the portfolio will be subject to the credit risk presented by the counterparty. In addition, the portfolio may incur expenses and suffer delays in an effort to protect the portfolio's interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.
Prepayment or call risk. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the portfolio holds a fixed income security that can be prepaid or called prior to its maturity date, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the portfolio also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the portfolio purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the portfolio may lose the amount of the premium paid in the event of prepayment.
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Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.
To the extent the portfolio invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities.
Liquidity risk. Liquidity risk is the risk that particular investments, or investments generally, may be or become impossible or difficult to purchase or sell. Although most of the portfolio's securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the portfolio, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. Liquidity and value of investments can deteriorate rapidly. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities or when dealer market-making capacity is otherwise reduced. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. A lack of liquidity or other adverse credit market conditions may affect the portfolio's ability to sell the securities in which it invests or to find and purchase suitable investments. When the portfolio holds illiquid investments, the portfolio may be harder to value, especially in changing markets. If the portfolio is forced to sell or unwind an illiquid investment to meet redemption requests or for other cash needs, or try to limit losses, the portfolio may suffer a substantial loss or may not be able to sell at all. The portfolio may experience heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and other investments, the portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The portfolio will not receive its sales proceeds until that time, which may constrain the portfolio’s ability to meet its obligations (including obligations to redeeming shareholders). Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads in which investor redemptions from fixed income mutual funds may be higher than normal. If an auction fails for an auction rate security, there may be no secondary market for the security and the portfolio may be forced to hold the security until the security is refinanced by the issuer or a secondary market develops. To the extent the portfolio holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.
Portfolio selection risk. The adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security, industry or about interest rates or other market factors may prove to be incorrect or may not produce the desired results, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.
ESG risk. The portfolio’s adviser considers ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. To the extent the adviser considers this information, the adviser focuses on investment considerations that relate to potential return and risk, without sacrificing these considerations for non-economic purposes. In considering ESG information, the adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of the portfolio, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.
U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the portfolio’s investments in obligations issued by the U.S. Treasury to decline.
U.S. government agency obligations risk. The portfolio invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as FNMA, FHLMC and the FHLBs, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment
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of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.
Mortgage-related and asset-backed securities risk. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities. As a result, there could be losses to the portfolio in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Upon the occurrence of certain triggering events or defaults, the portfolio may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. The risk of default is generally higher in the case of mortgage-backed investments offered by private issuers and those that include so-called “sub-prime” mortgages. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.
Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more than the value of debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.
Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The portfolio may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.
Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the portfolio. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that the underlying borrowers will be unable to meet their obligations.
At times, some of the mortgage-backed securities in which the portfolio may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely.
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The portfolio may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.
The portfolio may invest in credit risk transfer (“CRT”) securities. CRT securities are unguaranteed and unsecured fixed income securities issued by government-sponsored or private entites that transfer the credit risk related to certain types of mortgage-backed securities to the holder of the CRT security. In the event of an issuer default, the holder of a CRT security has no direct recourse to the underlying mortgage loans. In addition, if the underlying mortgage loans default, the principal of the holders of the CRT security is used to pay back holders of the mortgage-backed securities. As a result, all or part of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to the portfolio. Therefore, the portfolio could lose all or part of its investments in credit risk transfer securities in the event of default by the underlying mortgage loans.
The portfolio may invest in commercial mortgage-backed securities (“CMBS”). CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. CMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.
Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.
Risks of investing in loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs.
When the portfolio invests in a loan participation, the portfolio does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower. As a result, the portfolio is subject to the risk that an intermediate participant between the portfolio and the borrower will fail to meet its obligations to the portfolio, in addition to the risk that the issuer of the loan will default on its obligations. Also the portfolio may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the portfolio to the creditworthiness of the lender as well as the borrower.
There is less readily available, reliable information about most senior loans than is the case for many other types of securities. Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, the loans are subject to significant risks. Amundi US believes, based on its experience, that senior floating rate loans generally have
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more favorable loss recovery rates than most other types of below investment grade obligations. However, there can be no assurance that the portfolio’s actual loss recovery experience will be consistent with Amundi US’s prior experience or that the senior loans in which the portfolio invests will achieve any specific loss recovery rate.
Loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the portfolio may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. During periods of heightened redemption activity or distressed market conditions, the portfolio may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Some of the loans in which the portfolio may invest may be “covenant lite.” Covenant lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may expose the portfolio to greater credit risk associated with the borrower and reduce the portfolio’s ability to restructure a problematic loan and mitigate potential loss. As a result the portfolio’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.
Second lien loans generally are subject to similar risks as those associated with senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority on payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.
Certain floating rate loans and other corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. Other loans are incurred in restructuring or “work-out” scenarios, including debtor-in-possession facilities in bankruptcy. Loans in restructuring or similar scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any of these transactions, whether acquisition financing or restructuring, may make the loans especially vulnerable to adverse economic or market conditions and the risk of default.
Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The portfolio may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S.
Because affiliates of Amundi US may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the portfolio’s ability to participate in structuring a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition.
Loans may not be considered “securities,” and purchasers, such as the portfolio, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
Collateral risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. In addition, the portfolio’s access to collateral may be limited by bankruptcy or other insolvency laws. These laws may be less developed and more cumbersome with respect to the portfolio’s non-U.S. floating rate investments. Floating rate loans may not be fully collateralized or may be uncollateralized. Uncollateralized loans involve a greater risk of loss. In the event of a default, the portfolio may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, the lender’s security interest or their enforcement of their security interest under the loan agreement may be found by a court to be invalid or the collateral may be used to pay other outstanding obligations of the borrower. Further, the portfolio’s access to collateral, if any, may be limited by bankruptcy law. To the extent that a loan is collateralized by stock of the borrower or its affiliates, this stock may lose all or substantially all of its value in the event of bankruptcy of the borrower. Loans that are obligations of a holding company are subject to the risk that, in a bankruptcy of a subsidiary operating company, creditors of the subsidiary may recover from the subsidiary’s assets before the lenders to the holding company would receive any amount on account of the holding company’s interest in the subsidiary.
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Risk of disadvantaged access to confidential information. The issuer of a floating rate loan may offer to provide material, non-public information about the issuer to investors, such as the portfolio. Normally, Amundi US will seek to avoid receiving this type of information about the issuer of a loan either held by, or considered for investment by, the portfolio. Amundi US’s decision not to receive the information may place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer. For example, in instances where holders of floating rate loans are asked to grant amendments, waivers or consents, Amundi US’s inability to assess the impact of these actions may adversely affect the value of the portfolio. For this and other reasons, it is possible that Amundi US’s decision not to receive material, non-public information under normal circumstances could adversely affect the portfolio’s investment performance.
Risks of investing in insurance-linked securities. The portfolio could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires, floods and other weather-related occurrences, as well as mortality or longevity events. Non-natural perils include disasters resulting from human-related activity such as commercial and industrial accidents or business interruptions. The portfolio may also invest in insurance-linked securities that are subject to “indemnity triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Insurance-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the portfolio. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Insurance-linked securities are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Insurance-linked securities may provide for extensions of maturity in order to process and audit loss claims in those cases when a trigger event has, or possibly has, occurred. Certain insurance-linked securities may have limited liquidity, or may be illiquid. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the portfolio's investment in an insurance-linked security may be priced using fair value methods. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the portfolio may be forced to liquidate positions when it would not be advantageous to do so. Certain insurance-linked securities represent interests in baskets of underlying reinsurance contracts. The portfolio has limited transparency into the individual contracts underlying such securities and therefore must rely on the risk assessment and sound underwriting practices of the insurer and/or reinsurer. Certain insurance-linked securities may be difficult to value.
Inflation-linked securities risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. The inflation index generally used is a non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of a non-seasonally adjusted index can cause the portfolio’s income level to fluctuate. As inflationary expectations increase, inflation-linked securities will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable. The inflation index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the inflation index, and losses may exceed those experienced by other debt securities with similar durations. The values of inflation-linked securities may not be directly correlated to changes in interest rates, for example if interest rates rise for reasons other than inflation. In general, the price of an inflation-linked security tends to decline when real interest rates increase.
Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. If there is
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a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.
Municipal securities risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from those projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse. To the extent the portfolio invests significantly in a single state, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the portfolio will be more susceptible to associated risks and developments.
Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. Payment in kind securities are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. These securities are more likely to respond to changes in interest rates than interest-bearing securities having similar maturities and credit quality. The higher interest rates of payment in kind securities reflect the payment deferral and increased credit risk associated with these instruments, and payment in kind instruments generally represent a significantly higher credit risk than coupon bonds. These securities are more sensitive to the credit quality of the underlying issuer. Payment in kind securities may be difficult to value because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the portfolio may receive no interest.
Unlike bonds that pay interest throughout the period to maturity, the portfolio generally will realize no cash until maturity and, if the issuer defaults, the portfolio may obtain no return at all on its investment. In addition, although the portfolio receives no periodic cash payments on such securities, the portfolio is deemed for tax purposes to receive income from such securities, which applicable tax rules require the portfolio to distribute to shareholders. Such distributions may be taxable when distributed to taxable shareholders and, in addition, could reduce the portfolio’s reserve position and require the portfolio to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.
Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the portfolio invests significantly in one region or country. These risks may include:
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Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
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Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the portfolio's securities at times, in amounts and at prices it considers reasonable
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Adverse effect of currency exchange rates or controls on the value of the portfolio's investments, or its ability to convert non-U.S. currencies to U.S. dollars
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The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
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Economic, political, regulatory and social developments, military conflicts and sanctions, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, may adversely affect the securities markets
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It may be difficult for the portfolio to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country
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The value of the portfolio’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Withholding and other non-U.S. taxes may decrease the portfolio's return. The value of the portfolio’s foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country
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Some markets in which the portfolio may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
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It is often more expensive for the portfolio to buy, sell and hold securities in certain foreign markets than in the United States
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A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms
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Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange
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A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the portfolio’s investments, particularly in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries
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China and other developing market countries may be subject to considerable degrees of economic, political and social instability. Markets in China and other Asian countries are relatively new and undeveloped. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy. China's central government exercises significant control over China's economy and may intervene in the financial markets, such as by imposing trading restrictions, and investments in Chinese issuers could be adversely affected by changes in government policies. The Chinese economy could be adversely affected by supply chain disruptions. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats.
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If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities
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Sanctions or other government actions against certain countries could negatively impact the portfolio’s investments in securities that have exposure to those countries
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Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union, issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain portfolio investments, on portfolio performance and the value of an investment in the portfolio,
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particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally
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Circumstances that impact one country could have profound impacts on other countries and on global economies or markets
Additional risks of investing in emerging markets include:
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The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than most developed countries and thus they may be less able to control or mitigate the effects of a pandemic
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Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation
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The portfolio could experience a loss from settlement and custody practices in some emerging markets
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The possibility that a counterparty may not complete a currency or securities transaction
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Low trading volumes may result in a lack of liquidity and in extreme price volatility
Currency risk. Because the portfolio may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the portfolio is subject to currency risk, meaning that the portfolio could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Equity securities risk. Equity securities are subject to the risk that stock prices may rise and fall in periodic cycles and may perform poorly relative to other investments. This risk may be greater in the short term. Equity securities represent an ownership interest in an issuer, rank junior in a company's capital structure to debt securities and consequently may entail greater risk of loss than fixed income securities.
Risks of convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approaches or exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The value of a synthetic convertible security will respond differently to market fluctuations than a traditional convertible security because a synthetic convertible security is composed of two or more separate securities or instruments, each with its own market value. If the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.
Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.
Risks of investment in other funds. Investing in other investment companies, including other funds managed by the adviser, subjects the portfolio to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the portfolio will bear a pro rata portion of the underlying fund’s expenses, including management fees, in addition to its own expenses. Exchange-traded funds (ETFs) and exchange-listed closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to that fund’s net asset value.
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Derivatives risk. Using swaps, futures and other derivatives exposes the portfolio to special risks and costs and may result in losses to the portfolio, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the portfolio, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the portfolio’s volatility, which is the degree to which the portfolio’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the portfolio’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. If changes in a derivative’s value do not correspond to changes in the value of the portfolio’s other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The portfolio may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. Use of derivatives or similar instruments may have different tax consequences for the portfolio than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The portfolio’s use of derivatives may also increase the amount of taxes payable by taxable shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the portfolio’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The portfolio may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.
The portfolio will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the portfolio to post margin and the broker may require the portfolio to post additional margin to secure the portfolio’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the portfolio to deposit larger amounts of margin. The portfolio may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the portfolio to terminate a derivatives position under certain circumstances. This may cause the portfolio to lose money. The portfolio's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.
Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve heightened risks and may result in losses to the portfolio. Credit default swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the portfolio has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the portfolio buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the portfolio would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the portfolio sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the portfolio would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the portfolio may not be able to enter into swaps that meet its investment needs. The portfolio also may not be able to find a clearinghouse willing
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to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The portfolio will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
Forward foreign currency transactions risk. To the extent that the portfolio enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the portfolio's holdings, or if the counterparty defaults. Such transactions may also prevent the portfolio from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The portfolio's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and Amundi US’s judgment regarding the direction of changes in currency exchange rates.
Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the portfolio borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the portfolio's underlying assets and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.
Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Market segment risk. To the extent the portfolio emphasizes, from time to time, investments in a market segment, the portfolio will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a portfolio without the same focus.
Valuation risk. Many factors may influence the price at which the portfolio could sell any particular portfolio investment. The sales price may well differ – higher or lower – from the portfolio’s valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. The portfolio may value investments using fair value methodologies. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the portfolio had not fair-valued the securities or had used a different valuation methodology. Fixed income securities are typically valued using fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the portfolio determines its net asset value. The portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption risk. The portfolio may experience periods of heavy redemptions that could cause the portfolio to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the portfolio could hurt performance and/or cause the remaining shareholders in the portfolio to lose money. If one decision maker has control of portfolio
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More on the risks of investing in the portfolio
shares owned by separate portfolio shareholders, including clients or affiliates of the portfolio’s adviser, redemptions by these shareholders may further increase the portfolio’s redemption risk. If the portfolio is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
Cybersecurity risk. Cybersecurity failures by and breaches of the portfolio’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt portfolio operations, interfere with the portfolio’s ability to calculate its NAV, prevent portfolio shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the portfolio and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The portfolio and its shareholders could be negatively impacted as a result.
Cash management risk. The value of the investments held by the portfolio for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the portfolio has any uninvested cash, the portfolio would be subject to credit risk with respect to the depository institution holding the cash. If the portfolio holds cash uninvested, the portfolio will not earn income on the cash and the portfolio’s yield will go down. During such periods, it may be more difficult for the portfolio to achieve its investment objective.
Expense risk. Your actual costs of investing in the portfolio may be higher than the expenses shown in “Annual portfolio operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and portfolio expense ratios are more likely to increase when markets are volatile.
To learn more about the portfolio's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the portfolio from achieving its goals.
Disclosure of portfolio holdings
The portfolio's policies and procedures with respect to disclosure of the portfolio's securities are described in the statement of additional information.
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Management
Investment adviser
Amundi Asset Management US, Inc. (“Amundi US”), the portfolio’s investment adviser, selects the portfolio’s investments and oversees the portfolio’s operations.
Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world’s largest asset managers, is headquartered in Paris, France. As of December 31, 2021, Amundi had more than $2.3 trillion in assets under management worldwide. As of December 31, 2021, Amundi US (and its U.S. affiliates) had over $106 billion in assets under management.
Amundi US’s main office is at 60 State Street, Boston, Massachusetts 02109.
The firm’s U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.
Amundi US has received an order from the Securities and Exchange Commission that permits Amundi US, subject to the approval of the portfolio's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Amundi US (an “unaffiliated subadviser”) or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the portfolio without shareholder approval. Amundi US retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.
Portfolio management
Day-to-day management of the portfolio is the responsibility of Kenneth J. Taubes. Mr. Taubes is supported by portfolio managers Andrew Feltus, Brad Komenda and Jonathan Scott and the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research teams, which provide fundamental and quantitative research on companies and include members from one or more of Amundi US's affiliates.
Mr. Taubes, Executive Vice President and Chief Investment Officer, U.S. of Amundi US, is responsible for overseeing the U.S. and global fixed income teams. He joined Amundi US as a senior vice president in September 1998 and has been an investment professional since 1982. Mr. Taubes has served as a portfolio manager of the portfolio since 1999.
Mr. Feltus, Managing Director and Co-Director of High Yield of Amundi US, joined Amundi US in 1994 and has served as a portfolio manager of the portfolio since 2012.
Mr. Komenda, Managing Director and Director of Investment Grade Corporates of Amundi US, joined Amundi US in 2008 and has been a portfolio manager of the portfolio since 2021.
Mr. Scott, Senior Vice President and Deputy Director of Multi-Sector Fixed Income of Amundi US, joined Amundi US in 2008. Mr. Scott joined the fixed income team in 2012 and has served as a portfolio manager of the portfolio since 2018.
The portfolio’s statement of additional information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the portfolio.
Management fee
The portfolio pays Amundi US a fee for managing the portfolio and to cover the cost of providing certain services to the portfolio.
Amundi US's annual fee is equal to 0.65% of the portfolio's average daily net assets. The fee is accrued daily and paid monthly.
For the fiscal year ended December 31, 2021, the portfolio paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.65% of the portfolio's average daily net assets.
A discussion regarding the basis for the Board of Trustees’ approval of the management contract is available in the portfolio's annual report to shareholders for the period ended December 31, 2021.
Distributor
Amundi Distributor US, Inc. is the portfolio's distributor. The portfolio compensates the distributor for its services. The distributor is an affiliate of Amundi US.
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Management
Distribution plan
The portfolio has adopted a distribution plan for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the portfolio pays to Amundi Distributor US, Inc. a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Because these fees are an ongoing expense, over time they increase the cost of an investment and the shares may cost more than shares that are subject to other types of sales charges. The portfolio has not adopted a distribution plan for Class I shares.
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Pricing of shares
Net asset value
The portfolio's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The portfolio calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the close of regular trading (normally 4:00 p.m. Eastern time). On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The portfolio’s most recent net asset value is available on the portfolio’s website, amundi.com/us.
The portfolio generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.
Senior loans are valued at the mean between the last available bid and asked prices for one or more brokers or dealers as obtained from an independent third party pricing service. If no reliable prices are available from either the primary or an alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent third party pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
The portfolio generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services approved by the Board of Trustees using a variety of techniques and methods. The portfolio may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
To the extent that the portfolio invests in shares of other funds that are not traded on an exchange, such shares of other funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.
The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the portfolio holds securities or other assets that are denominated in a foreign currency, the portfolio will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when the portfolio does not price its shares. Therefore, the value of the portfolio’s shares may change on days when you will not be able to purchase or redeem portfolio shares.
When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Amundi US to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Amundi US to be unreliable, the portfolio uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The portfolio also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the portfolio’s net asset value is calculated. Because the portfolio may invest in securities rated below investment grade — some of which may be thinly traded and for which prices may not be readily available or may be unreliable — the portfolio may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the portfolio’s shares to differ from the net asset value that would be calculated only using market prices. The portfolio's fair value policies and procedures may be impacted as the portfolio comes into compliance with a newly adopted SEC rule, however, the portfolio does not currently anticipate material changes to its fair valuation methodologies.
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Pricing of shares
The prices used by the portfolio to value its securities may differ from the amounts that would be realized if these securities were sold, and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.
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Shareholder information
Additional payments to financial intermediaries
Amundi US and its affiliates may make payments to your financial intermediary in addition to other forms of compensation it may receive. These payments by Amundi US may provide your financial intermediary with an incentive to favor the portfolio over other funds or assist the distributor in its efforts to promote the sale of the portfolio’s shares, including through Variable Contracts and Qualified Plans. Financial intermediaries include broker-dealers, banks (including bank trust departments), insurance companies, registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.
Amundi US makes these additional payments (sometimes referred to as “revenue sharing”) to financial intermediaries out of its own assets, which may include profits derived from services provided to the portfolio. Amundi US may base these payments on a variety of criteria, such as the amount of sales or assets of the Pioneer funds (including the portfolio) attributable to the financial intermediary.
Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Amundi US determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Amundi US’s promotional efforts. To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients’ accounts, Amundi US receives greater management and other fees due to the increase in the Pioneer funds’ assets.
In addition to these payments, Amundi US may compensate financial intermediaries, including insurance companies that sponsor Variable Contracts, for providing certain administrative and other services. Although an intermediary may request additional compensation from Amundi US to offset costs incurred by the financial intermediary in providing these services, the intermediary may earn a profit on these payments, if the amount of the payment exceeds the intermediary’s costs.
The compensation that Amundi US pays to financial intermediaries is discussed in more detail in the portfolio’s statement of additional information. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. In addition to the payments by Amundi US, the insurance company sponsors of Variable Contracts that invest in the portfolio similarly may compensate financial intermediaries out of their own resources. You can ask your financial intermediary about any payments it receives, as well as about fees and/or commissions it charges.
Investments in shares of the portfolio
The portfolio may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding Variable Contracts and to Qualified Plans. Shares of the portfolio are sold at net asset value. Investments in the portfolio are expressed in terms of the full and fractional shares of the portfolio purchased. Investments in the portfolio are credited to an insurance company’s separate account or Qualified Plan account immediately upon acceptance of the investment by the portfolio. Investments will be processed at the net asset value next determined after an order is received and accepted by the portfolio. The offering of shares of the portfolio may be suspended for a period of time and the portfolio reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Amundi US’s opinion, they are of a size or frequency that would disrupt the management of the portfolio.
Since you may not directly purchase shares of the portfolio, you should read the prospectus for your insurance company’s Variable Contract to learn how to purchase a Variable Contract based on the portfolio.
The interests of Variable Contracts and Qualified Plans investing in the portfolio could conflict due to differences of tax treatment and other considerations. The portfolio currently does not foresee any disadvantages to investors arising out of the fact that the portfolio may offer its shares to insurance company separate accounts that serve as the investment vehicles for their Variable Contracts or that the portfolio may offer its shares to Qualified Plans. Nevertheless, the portfolio’s Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts or Qualified Plans might be required to withdraw their investments in the portfolio and shares of another portfolio may be substituted. This might force the portfolio to sell securities at
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Shareholder information
disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the portfolio to any separate account or Qualified Plan or may suspend or terminate the offering of shares of the portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of the portfolio.
Insurance companies and plan fiduciaries are required to notify the portfolio if the tax status of their separate account or Qualified Plan is revoked or challenged by the Internal Revenue Service. The portfolio may redeem any account of any shareholder whose qualification as a diversified segregated asset account or a Qualified Plan satisfying the requirements of Treasury Regulation §1.817-5 is revoked or challenged. The portfolio will not treat an investor as a Qualified Plan for this purpose unless the investor is among the categories specifically enumerated in Revenue Ruling 2007-58, 2007-2 C.B. 562. An insurance company separate account or Qualified Plan whose tax status is revoked or challenged by the Internal Revenue Service may be liable to the portfolio or Amundi US for losses incurred by the portfolio or Amundi US as a result of such action.
Selling
Shares of the portfolio may be sold on any business day. Portfolio shares are sold at net asset value next determined after receipt by the portfolio of a redemption request in good order. Sale proceeds will normally be forwarded by bank wire to the selling insurance company or Qualified Plan on the next business day after receipt of the sales instructions by the portfolio but in no event later than 7 days following receipt of instructions. The portfolio may suspend transactions in shares or postpone payment dates when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the portfolio to sell or value its investments.
Under normal circumstances, the portfolio expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the portfolio’s investments, the portfolio may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the portfolio could be forced to liquidate assets at inopportune times or at a loss or depressed value. The portfolio also may pay redemption proceeds using cash obtained through an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.
The portfolio may pay all or a portion of redemption proceeds by delivering securities (for example, if the portfolio reasonably believes that a cash redemption may have a substantial impact on the portfolio and its remaining shareholders). In that event, the portfolio generally may deliver a proportionate share of the securities owned by the portfolio, a redeeming shareholder may incur costs (such as brokerage commissions) in converting the securities into cash and the shareholder may receive less for the securities than the price at which they were valued for purposes of the redemption. Although shares of the portfolio may not be purchased or sold by individual Contract owners, this policy may affect Contract owners indirectly.
During periods of deteriorating or stressed market conditions, when an increased portion of the portfolio’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the portfolio may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements, if available, or by giving securities.
Excessive trading
Frequent trading into and out of the portfolio can disrupt portfolio management strategies, harm portfolio performance by forcing the portfolio to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the portfolio’s securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The portfolio discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the portfolio's shares to be excessive for a variety of reasons, such as if a Variable Contract owner or plan participant provides instructions to the insurance company or plan administrator for:
•
The sale of shares of the portfolio within 30 days after the shares were purchased;
•
Two or more purchases and redemptions within a short period of time; or
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•
A series of transactions that indicate a timing pattern or strategy.
The portfolio’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by investors. Because the insurance company aggregates the trading by Variable Contract owners, we are not able to monitor trading at the Variable Contract owner level. If we are advised by an insurance company that a Variable Contract owner, initiating transactions in the portfolio through a separate account that is the owner of record, has engaged in excessive short-term trading that we believe may be harmful to the portfolio, we will ask the insurance company to restrict the Variable Contract owner from placing further purchase orders in the portfolio. We may seek limitations on trading activity by Qualified Plans investing in the portfolio in similar circumstances. In determining whether to take such action, we seek to act in a manner that is consistent with the best interests of the portfolio’s shareholders. In order to prevent short-term trading in portfolios that primarily invest in non-U.S. securities, these portfolios use a fair value pricing service, as discussed under “Net asset value” in this prospectus.
While we use efforts that we believe are reasonable under the circumstances to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, the return of an investor in a portfolio may be adversely affected. However, we are dependent upon the insurance companies that offer Variable Contracts and the administrators of the qualified plans that invest in the portfolios to monitor and restrict such activities. Consequently, an investment in a portfolio may involve the risk that certain investors will engage in short-term or excessive trading.
The portfolio may reject any purchase or exchange order before its acceptance or the issuance of shares, or request that the insurance company or plan administrator restrict transaction activity by a Variable Contract owner, for any reason, without prior notice, including transactions that the portfolio believes are requested on behalf of market timers. The portfolio reserves the right to reject any purchase request by a Qualified Plan or insurance company if the portfolio believes that any combination of trading activity in the account or related accounts is potentially disruptive to the portfolio. A prospective investor whose purchase order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the portfolio. The portfolio and its shareholders do not incur any gain or loss as a result of a rejected order. The portfolio may impose further restrictions on trading activities by market timers in the future.
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Distributions and taxes
Shares of the portfolio are held by life insurance company separate accounts that fund Variable Contracts and by certain Qualified Plans. Owners of Variable Contracts should read the prospectus of their insurance company’s Variable Contract for a discussion of the tax status of a Variable Contract, including the tax consequences of withdrawals or other payments, and should keep all statements received from the insurance company or the portfolio to assist in personal recordkeeping. Participants in a Qualified Plan should consult their tax advisers regarding the tax consequences of participating in and receiving distributions or other payments relating to such plans.
The portfolio is treated as a separate entity for U.S. federal income tax purposes. The portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, the portfolio generally must satisfy certain requirements relating to the sources of its income and the diversification of its assets. If the portfolio qualifies as a regulated investment company and meets certain distribution requirements, it generally will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders.
Under the Code, the portfolio’s dividends and distributions of ordinary income or of net short-term capital gain that are paid to insurance company separate accounts or to Qualified Plans are generally treated as dividend income; distributions of net long-term capital gain in excess of net short-term capital loss are generally treated as long-term capital gain. Dividends and capital gain distributions are treated as received by the insurance company or Qualified Plan rather than by the owner of the Variable Contract or the plan participant. Insurance companies and Qualified Plans should consult their own tax advisers regarding the tax treatment of dividends or capital gain distributions they receive from the portfolio.
In addition to satisfying the requirements applicable to regulated investment companies described above, the portfolio also intends to satisfy the diversification requirements applicable to separate accounts of insurance companies. If the portfolio qualifies as a regulated investment company and only sells its shares to separate accounts and to certain other permitted investors, including Qualified Plans, then the separate accounts invested in the portfolio will be allowed to look through to the portfolio’s investments in testing their compliance with the diversification requirements. If the portfolio fails to meet the diversification requirements applicable to separate accounts or fails to qualify as a regulated investment company, or if the portfolio’s shares are sold to any investor other than certain permitted investors, then that look-through treatment would not be available and separate accounts invested in the portfolio might fail to satisfy the diversification requirements, and Variable Contracts invested in those separate accounts might not qualify for their expected federal income tax treatment. More specific information on these diversification requirements is contained in the insurance company’s separate account prospectus and in the statement of additional information.
Distributions
The portfolio declares a dividend daily. The dividend consists of substantially all of the portfolio’s net income other than net short-term and long-term capital gains. Investors begin to earn dividends on the first business day following receipt of payment for shares, and continue to earn dividends up to and including the date of sale. Dividends are normally paid on the last business day of each month. The portfolio generally pays any distributions of net short- and long-term capital gains in June. The portfolio may also pay dividends and capital gain distributions at other times if necessary for the portfolio to avoid federal income or excise tax.
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Financial highlights
The financial highlights table helps you understand the portfolio’s financial performance. Certain information reflects financial results for a single share of the portfolio. The total returns in the table represent the rate that you would have earned on an investment in Class I and Class II shares of the portfolio (assuming reinvestment of all dividends and distributions). The information below has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report is included in the portfolio’s annual report along with the portfolio’s financial statements. The portfolio’s annual report is incorporated by reference in the statement of additional information and is available upon request.
Pioneer Strategic Income VCT Portfolio
Class I
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17
Net asset value, beginning of period	$10.69	$10.32	$9.71	$10.28	$10.16
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.28	$0.34	$0.34	$0.34	$0.35
Net realized and unrealized gain (loss) on investments	(0.08)	0.42	0.61	(0.52)	0.15
Net increase (decrease) from investment operations	$0.20	$0.76	$0.95	$(0.18)	$0.50
Distributions to shareowners:
Net investment income	$(0.35)	$(0.36)	$(0.34)	$(0.28)	$(0.37)
Net realized gain	(0.10)	(0.03)	—	(0.07)	(0.01)
Tax return of capital	—	—	—	(0.04)	—
Total distributions	$(0.45)	$(0.39)	$(0.34)	$(0.39)	$(0.38)
Net increase (decrease) in net asset value	$(0.25)	$0.37	$0.61	$(0.57)	$0.12
Net asset value, end of period	$10.44	$10.69	$10.32	$9.71	$10.28
Total return (b)	1.89%	7.63%	9.89%	(1.78)%	4.99%(c)
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets	2.66%	3.38%	3.38%	3.41%	3.43%
Portfolio turnover rate	65%	62%	62%	37%	48%
Net assets, end of period (in thousands)	$5,913	$6,552	$5,962	$10,296	$10,886
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.21%	1.31%	1.33%	1.32%	1.18%
Net investment income (loss) to average net assets	2.20%	2.82%	2.80%	2.84%	3.00%
(a)
The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)
If the Portfolio had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2017, the total return would have been 4.94%.
NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
41

Financial highlights
Class II
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18	Year Ended 12/31/17
Net asset value, beginning of period	$10.67	$10.30	$9.70	$10.26	$10.14
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.25	$0.32	$0.32	$0.31	$0.33
Net realized and unrealized gain (loss) on investments	(0.07)	0.41	0.59	(0.50)	0.14
Net increase (decrease) from investment operations	$0.18	$0.73	$0.91	$(0.19)	$0.47
Distributions to shareowners:
Net investment income	$(0.32)	$(0.33)	$(0.31)	$(0.26)	$(0.34)
Net realized gain	(0.10)	(0.03)	—	(0.07)	(0.01)
Tax return of capital	—	—	—	(0.04)	—
Total distributions	$(0.42)	$(0.36)	$(0.31)	$(0.37)	$(0.35)
Net increase (decrease) in net asset value	$(0.24)	$0.37	$0.60	$(0.56)	$0.12
Net asset value, end of period	$10.43	$10.67	$10.30	$9.70	$10.26
Total return (b)	1.73%	7.37%	9.52%	(1.93)%	4.74%
Ratio of net expenses to average net assets	1.00%	0.99%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	2.40%	3.11%	3.16%	3.16%	3.18%
Portfolio turnover rate	65%	62%	62%	37%	48%
Net assets, end of period (in thousands)	$38,767	$38,258	$36,647	$32,664	$35,585
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.46%	1.55%	1.59%	1.57%	1.43%
Net investment income (loss) to average net assets	1.95%	2.55%	2.57%	2.59%	2.75%
(a)
The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
NOTE:
The above financial highlights do not reflect the deduction of non-portfolio expenses associated with variable insurance products, such as mortality and expense risk charges, separate account charges, and sales charges.
42

Notes
43

Notes
44

Notes
45

Pioneer Variable Contracts Trust
Pioneer Strategic Income VCT Portfolio
You can obtain more free information about the portfolio by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for information about the portfolio, to request copies of the portfolio’s statement of additional information and shareowner reports, and to make other inquiries. The portfolio’s statement of additional information and shareowner reports are available, free of charge, on the Amundi US website at amund.com/us.
Shareowner reports
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the portfolio's investments. The annual report discusses market conditions and investment strategies that significantly affected the portfolio's performance during its last fiscal year.
Statement of additional information
The statement of additional information provides more detailed information about the portfolio.
The statement of additional information, dated May 1, 2022, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.
The portfolio's shareowner reports, prospectus and statement of additional information are available on the Securities and Exchange Commission's EDGAR database on the Commission's Internet site at https://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
(Investment Company Act file no. 811-08786)

Amundi Distributor US, Inc. 60 State Street Boston, MA 02109 amundi.com/us	19105-16-0422 ©2022 Amundi Distributor US, Inc. Member SIPC

Pioneer Variable Contracts Trust
60 State Street
Boston, Massachusetts 02109
STATEMENT OF ADDITIONAL INFORMATION
Class I and Class II Shares
May 1, 2022
Pioneer Bond VCT Portfolio
Pioneer Equity Income VCT Portfolio
Pioneer Fund VCT Portfolio
Pioneer High Yield VCT Portfolio
Pioneer Mid Cap Value VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio
Pioneer Select Mid Cap Growth VCT Portfolio
Pioneer Strategic Income VCT Portfolio

This statement of additional information is not a prospectus. It should be read in conjunction with each portfolio’s prospectus, each dated May 1, 2022, as supplemented or revised from time to time. A copy of each prospectus can be obtained free of charge from your insurance company. Each portfolio’s financial statements for the fiscal year ended December 31, 2021, including the independent registered public accounting firm’s report thereon, are incorporated into this statement of additional information by reference.

1. Trust history
Pioneer Variable Contracts Trust (the “Trust”) is an open-end management investment company. The Trust was formed as a Delaware statutory trust on September 16, 1994. Amundi Asset Management US, Inc. (“Amundi US”) is the Trust's investment adviser.
2. Investment policies, risks and restrictions
The Trust consists of separate portfolios, each of which is an investment vehicle for variable annuity and variable life insurance contracts (the “Variable Contracts”) offered by the separate accounts (the “Accounts”) of various insurance companies (“Participating Insurance Companies”). The portfolios also may be offered to certain qualified pension and retirement plans (the “Qualified Plans”). The Trust currently consists of the following 8 distinct investment portfolios: Pioneer Bond VCT Portfolio, Pioneer Equity Income VCT Portfolio, Pioneer Fund VCT Portfolio, Pioneer High Yield VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, Pioneer Real Estate Shares VCT Portfolio, Pioneer Select Mid Cap Growth VCT Portfolio and Pioneer Strategic Income VCT Portfolio. Each portfolio is classified as diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). Your Variable Contract or Qualified Plan may not offer all portfolios of the Trust. The terms and conditions of the Variable Contracts and any limitations upon the portfolios in which the Accounts may be invested are set forth in a separate prospectus and statement of additional information relating to the Variable Contracts. The terms and conditions of a Qualified Plan and any limitations upon the portfolios in which such Plan may be invested are set forth in such Qualified Plan’s governing documents. The Trust reserves the right to limit the types of Accounts and the types of Qualified Plans that may invest in any portfolio.
Qualified Plans and Participating Insurance Companies are the record holders and beneficial owners of shares of beneficial interest in each portfolio of the Trust. In accordance with the limitations set forth in their Variable Contracts, contract holders may direct through their Participating Insurance Companies the allocation of amounts available for investment among the Trust’s portfolios. Similarly, in accordance with any limitations set forth in their Qualified Plans, Qualified Plan participants may direct through their Qualified Plan administrators the allocation of amounts available for investment among the Trust’s portfolios. Instructions for any such allocation, or for the purchase or redemption of shares of a portfolio, must be made by the investor’s Participating Insurance Company or Qualified Plan administrator, as the case may be, as the record holder of the portfolio’s shares. The rights of Participating Insurance Companies and Qualified Plans as record holders of shares of a portfolio are different from the rights of contract holders and Qualified Plan participants. The term “shareholder” in this statement of additional information refers only to the Participating Insurance Company or Qualified Plan, as the case may be, and not to contract holders or Qualified Plan participants.
Each portfolio’s prospectus identifies the investment objective and the principal investment strategies and risks of the portfolio. This section supplements the disclosure in each portfolio’s prospectus and provides additional information on the portfolios’ investment policies and restrictions. Restrictions or policies stated as a maximum percentage of the portfolio’s assets are only applied immediately after an investment to which the policy or restriction is applicable (other than the limitations on borrowing and illiquid securities). Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets, credit quality or other circumstances will not be considered in determining whether the investment complies with the portfolio’s restrictions and policies.
The table below identifies certain investment securities and techniques that may be utilized by a portfolio and related risks. Following the table is a discussion of each investment security and technique. Each security and technique involves certain risks. You should also consult each portfolio’s prospectus for details regarding the principal investment strategies and techniques used by a portfolio and the risks associated with these securities and techniques.
For purposes of the table, the portfolios are organized into two categories, Equity Portfolios and Fixed Income Portfolios:
Equity Portfolios
•
Pioneer Equity Income VCT Portfolio (Equity Income VCT)
•
Pioneer Fund VCT Portfolio (Pioneer Fund VCT)
•
Pioneer Select Mid Cap Growth VCT Portfolio (Select Mid Cap Growth VCT)

•
Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value VCT)
•
Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares VCT)
Fixed Income Portfolios
•
Pioneer Bond VCT Portfolio (Bond VCT)
•
Pioneer High Yield VCT Portfolio (High Yield VCT)
•
Pioneer Strategic Income VCT Portfolio (Strategic Income VCT)
	Equity Portfolios	Fixed Income Portfolios
Equity Securities and Related Investments
Investments in Equity Securities	X	X
Warrants and Stock Purchase Rights	X	X
Preferred Shares	X	X
Investments in Initial Public Offerings	X
Private Investments in Public Equity	X
Investment Company Securities and Real Estate Investment Trusts
Other Investment Companies	X	X
Exchange Traded Funds	X	X
Real Estate Investment Trusts (“REITs”)	X	X
Debt Securities and Related Investments
Debt Securities Selection	X
Debt Securities Rating Information	X	X
U.S. Government Securities	X	X
Convertible Debt Securities	X	X
Municipal Obligations		X
Mortgage-Backed Securities	X	X
Guaranteed Mortgage Pass-Through Securities	X	X
Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations (“CMOs”)	X	X
Stripped Mortgage-Backed Securities (“SMBS”)	X	X
Other Risk Factors Associated with Mortgage-Backed Securities	X	X
Asset-Backed Securities	X	X
Subordinated Securities		X
Structured Securities	X	X
Floating Rate Loans		X
Direct Investment in Loans		X
Assignments		X
Participation Interests	X	X
Other Information About Floating Rate Loans		X
Inverse Floating Rate Securities		X
Auction Rate Securities		X
Event-Linked Bonds and Other Insurance Linked Securities		X
Event-Linked Swaps		X
Zero Coupon, Pay-in-Kind, Deferred and Contingent Payment Securities		X
Inflation Protected Fixed Income Securities		X
Brady Bonds	X	X
Non-U.S. Investments
Equity Securities of Non-U.S. Issuers	X	X
Debt Obligations of Non-U.S. Governments	X	X
Eurodollar Instruments and Samurai and Yankee Bonds	X	X
Investments in Emerging Markets	X	X
Risks of Non-U.S. Investments	X	X
Non-U.S. Securities Markets and Regulations	X	X
Economic, Political and Social Factors	X	X
Risks Related to Invasion of Ukraine by Russia	X	X
Currency Risks	X	X

	Equity Portfolios	Fixed Income Portfolios
Custodian Services and Related Investment Costs	X	X
Withholding and Other Taxes	X	X
Investments in Depositary Receipts	X	X
Foreign Currency Transactions	X	X
Options on Foreign Currencies	X	X
Natural Disasters	X	X
Cybersecurity Issues	X	X
Derivative Instruments
Derivatives	X	X
Options on Securities and Securities Indices	X	X
Writing Call and Put Options on Securities	X	X
Writing Call and Put Options on Securities Indices	X	X
Purchasing Call and Put Options	X	X
Risks of Trading Options	X	X
Futures Contracts and Options on Futures Contracts	X	X
Futures Contracts	X	X
Hedging Strategies	X	X
Options on Futures Contracts	X	X
Other Considerations Regarding Futures Contracts	X	X
Financial Futures and Options Transactions	X	X
Interest Rate Swaps, Collars, Caps and Floors		X
Equity Swaps, Caps, Floors and Collars	X
Credit Default Swap Agreements		X
Credit Linked Notes		X
Exchange Traded Notes		X
Equity-linked Notes	X
Other Investments and Investment Techniques
Short-Term Investments	X	X
Illiquid Securities	X	X
Repurchase Agreements	X	X
Reverse Repurchase Agreements	X	X
Short Sales Against the Box	X	X
Dollar Rolls	X	X
Asset Segregation	X	X
Portfolio Turnover	X	X
Lending of Portfolio Securities	X	X
Interfund Lending	X	X
When-Issued and Delayed Delivery Securities	X	X
Disclosure of Portfolio Holdings	X	X
Equity securities and related investments
Investments in equity securities
Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the portfolio. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the portfolio.
Warrants and stock purchase rights
The portfolio may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

The portfolio may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.
As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.
Preferred shares
The portfolio may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the portfolio's fixed income securities.
Preferred stocks may differ in many of their provisions. Among the features that differentiate preferred stocks from one another are the dividend rights, which may be cumulative or noncumulative and participating or non-participating, redemption provisions, and voting rights. Such features will establish the income return and may affect the prospects for capital appreciation or risks of capital loss.
The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer's creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights.
Investments in initial public offerings
Companies involved in initial public offering (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the portfolio will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the portfolio may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the portfolio, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.
Private Investments in Public Equity
The portfolio may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPEs”). Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the portfolio cannot freely trade the securities. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
Investment company securities and real estate investment trusts
Other investment companies
The portfolio may invest in the securities of other investment companies to the extent that such investments are consistent with the portfolio's investment objectives and policies and permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder. Investing in other investment companies subjects the portfolio to the risks of investing in the underlying securities held by those investment companies. The portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the portfolio's own operations.
Exchange traded funds
The portfolio may invest in exchange traded funds (“ETFs”). ETFs, such as SPDRs, iShares and various country index funds, are funds whose shares are traded on a national exchange or the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”). ETFs may be based on underlying equity or fixed income securities. SPDRs, for example, seek to provide investment results that generally correspond to the performance of the component common stocks of the Standard & Poor’s 500 Index (the “S&P 500”). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved. ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The portfolio, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the portfolio's own operations. Many ETFs have received exemptive orders issued by the Securities and Exchange Commission (the “SEC”) that would permit the portfolio to invest in those ETFs beyond the limitations applicable to other investment companies, subject to certain terms and conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.
Certain ETFs, including leveraged ETFs and inverse ETFs, may have embedded leverage. Leveraged ETFs seek to multiply the return of the tracked index (e.g., twice the return) by using various forms of derivative transactions. Inverse ETFs seek to negatively correlate with the performance of a particular index by using various forms of derivative transactions, including by short-selling the underlying index. An investment in an inverse ETF will decrease in value when the value of the underlying index rises. By investing in leveraged ETFs or inverse ETFs, the portfolio can commit fewer assets to the investment in the securities represented on the index than would otherwise be required.
Leveraged ETFs and inverse ETFs present all of the risks that regular ETFs present. In addition, leveraged ETFs and inverse ETFs determine their return over a specific, pre-set time period, typically daily, and, as a result, there is no guarantee that the ETF’s actual long term returns will be equal to the daily return that the portfolio seeks to achieve. For example, on a long-term basis (e.g., a period of 6 months or a year), the return of a leveraged ETF may in fact be considerably less than two times the long-term return of the tracked index. Furthermore, because leveraged ETFs and inverse ETFs achieve their results by using derivative instruments, they are subject to the risks associated with derivative transactions, including the risk that the value of the derivatives may rise or fall more rapidly than other investments, thereby causing the ETF to lose money and, consequently, the value of the portfolio’s investment to decrease. Investing in derivative instruments also involves the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses to the ETF. Short sales in particular are subject to the risk that, if the price of the security sold short increases, the inverse ETF may have to cover its short position at a higher price than the short sale price, resulting in a loss to the inverse ETF and, indirectly, to the portfolio. An ETF’s use of these techniques will make the portfolio’s investment in the ETF more volatile than if the portfolio were to invest directly in the securities underlying the tracked index, or in an ETF that does not use leverage or derivative instruments. However, by investing in a leveraged ETF or an inverse ETF rather than directly purchasing and/or selling derivative instruments, the portfolio will limit its potential loss solely to the amount actually invested in the ETF (that is, the portfolio will not lose more than the principal amount invested in the ETF).
Real estate investment trusts (“REITs”)
The portfolio may invest in REITs. REITs are companies that invest primarily in income producing real estate or real estate-related loans or interests. Risks associated with investments in REITs and other equity securities of real estate industry issuers may include:
•
The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes

•
Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT’s fixed income investments
•
The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
•
A REIT in the portfolio’s portfolio is, or is perceived by the market to be, poorly managed
•
If the portfolio’s real estate related investments are concentrated in one geographic area or property type, the portfolio will be particularly subject to the risks associated with that area or property type
REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (known as hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and similar real estate interests and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the portfolio. Such indirect expenses are not reflected in the fee table or expense example in the portfolio’s prospectus. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called “sub-prime” mortgages are particularly subject to this risk. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region. REITs whose underlying assets are concentrated in properties in one geographic area or used by a particular industry, such as health care, will be particularly subject to risks associated with such area or industry.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.
Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT’s debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively.

Debt securities and related investments
Debt securities selection
In selecting debt securities for the portfolio, Amundi US gives primary consideration to the portfolio's investment objectives, the attractiveness of the market for debt securities given the outlook of Amundi US for the equity markets and the portfolio's liquidity requirements. Once Amundi US determines to allocate a portion of the portfolio's assets to debt securities, Amundi US generally focuses on short-term instruments to provide liquidity and may invest in a range of fixed income securities if the portfolio is investing in such instruments for income or capital gains. Amundi US selects individual securities based on broad economic factors and issuer-specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.
Debt securities rating information
Investment grade debt securities are those rated “BBB” or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer’s ability to pay interest and repay principal.
Below investment grade debt securities are those rated “BB” and below by Standard & Poor’s or the equivalent rating of other nationally recognized statistical rating organizations. See “Appendix A” for a description of rating categories.
Below investment grade debt securities or comparable unrated securities are commonly referred to as “junk bonds” and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The issuers of high yield securities also may be more adversely affected than issuers of higher rated securities by specific corporate or governmental developments or the issuers’ inability to meet specific projected business forecasts. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. The recent economic downturn has severely affected the ability of many highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the portfolio's net asset value to the extent that it invests in such securities. In addition, the portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings or to take other steps to protect its investment in an issuer.
The secondary market for high yield securities is not usually as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, such as those recently prevailing, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these and other circumstances, may be less than the prices used in calculating the portfolio's net asset value.
Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the portfolio may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.
Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities.
For purposes of the portfolio's credit quality policies, if a security receives different ratings from nationally recognized statistical rating organizations, the portfolio will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risk of the security. If a rating organization changes the quality rating assigned to one or more of the portfolio's portfolio securities, Amundi US will consider if any action is appropriate in light of the portfolio's investment objectives and policies. These ratings are used as criteria for the selection of portfolio securities, in addition to Amundi US’s own assessment of the credit quality of potential investments.
U.S. government securities
U.S. government securities in which the portfolio invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency, authority or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farm Service Agency, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, National Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks (“FHLBs”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the FHLBs; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of FNMA; or (iii) only the credit of the issuer. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. The maximum potential liability of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government provided financial support to FNMA and FHLMC in the past, no assurance can be given that the U.S. government will provide financial support in the future to these or other U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain loan participations described above is limited and, therefore, the participations may be regarded as illiquid.
U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The portfolio accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the portfolio's distribution obligations, in which case the portfolio will forgo the purchase of additional income producing assets with these funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
Convertible debt securities
The portfolio may invest in convertible debt securities which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may be of higher quality and entail less risk than the issuer’s common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt securities.

A convertible security entitles the holder to receive interest that is generally paid or accrued until the convertible security matures, or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instruments. If a convertible security held by the portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could result in losses to the portfolio.
Municipal obligations
The portfolio may purchase municipal obligations. The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes, the income from which is, in the opinion of bond counsel to the issuer, excluded from gross income for U.S. federal income tax purposes. In addition, if the proceeds from private activity bonds are used for the construction, repair or improvement of privately operated industrial or commercial facilities, the interest paid on such bonds may be excluded from gross income for U.S. federal income tax purposes, although current federal tax laws place substantial limitations on the size of these issues. The portfolio's distributions of any interest it earns on municipal obligations will be taxable as ordinary income to shareholders that are otherwise subject to tax.
The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Sizable investments in these obligations could involve an increased risk to the portfolio should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications.
Mortgage-backed securities
The portfolio may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates, collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities (“SMBS”), and other types of mortgage-backed securities (“MBS”) that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the portfolio at the time the portfolio receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the portfolio buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the portfolio's principal investment to the extent of the premium paid.
The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than governmental issues.

Through its investments in mortgage-backed securities, including those that are issued by private issuers, the portfolio may have exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.
In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
If the portfolio purchases subordinated mortgage-backed securities, the subordinated mortgage-backed securities may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the portfolio's securities. Therefore, if there are defaults on the underlying mortgage loans, the portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.
Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in the portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Guaranteed mortgage pass-through securities. Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Because there are no direct or indirect government or agency guarantees of payments in pools created by such non-governmental issuers, they generally offer a higher rate of interest than government and government-related pools. Timely payment of interest and principal of these pools may be supported by insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Mortgage-related securities without insurance or guarantees may be purchased if Amundi US determines that the securities meet the portfolio’s quality standards. Mortgage-related securities issued by certain private organizations may not be readily marketable.
Multiple-class pass-through securities and collateralized mortgage obligations (“CMOs”). CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private issuers. REMICs are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invest in mortgages principally secured by interests in real property and other investments permitted by the Code. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.
Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.
Stripped mortgage-backed securities (“SMBS”). SMBS are multiple-class mortgage-backed securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The portfolio may invest in SMBS that are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Amundi US may determine that certain stripped mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities are not readily marketable. If so, these securities, together with privately-issued stripped mortgage-backed securities, will be considered illiquid for purposes of the portfolio’s limitation on investments in illiquid securities. The yields and market risk of interest-only and principal-only SMBS, respectively, may be more volatile than those of other fixed income securities.
The portfolio also may invest in planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds which involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.
Other risk factors associated with mortgage-backed securities. Investing in mortgage-backed securities involves certain risks, including the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. However, due to adverse tax consequences under current tax laws, the portfolio does not intend to acquire “residual” interests in REMICs. Further, the yield characteristics of mortgage-backed securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates of the underlying instrument, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.
Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, the portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental, agency or other guarantee. When the portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may obtain a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.
Asset-backed securities
The portfolio may invest in asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.
The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. There may be no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset backed securities have many of the same characteristics and risks as mortgage-backed securities.
The portfolio may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a portfolio investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.
Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.
Asset-backed securities include collateralized debt obligations (“CDOs”), such as collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust backed by a pool of fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.
The trust is typically split into two or more portions, called tranches, varying in credit quality and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and helps protect the other, more senior tranches from default. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the portfolio as illiquid securities. However, an active dealer market may exist under some market conditions for some CDOs. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Subordinated securities
The portfolio may also invest in other types of fixed income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
Structured securities
The portfolio may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and therefore may result in a loss of the portfolio’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Structured securities are a type of derivative instrument and the payment and credit qualities from these securities derive from the assets embedded in the structure from which they are issued. Structured securities may entail a greater degree of risk than other types of fixed income securities.
Floating rate loans
A floating rate loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a group of investors. The financial institution typically acts as an agent for the investors, administering and enforcing the loan on their behalf. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the investors.
The interest rates are adjusted based on a base rate plus a premium or spread or minus a discount. The base rate usually is the London Interbank Offered Rate (“LIBOR”), the Federal Reserve federal funds rate, the prime rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits.
Floating rate loans include loans to corporations and institutionally traded floating rate debt obligations issued by an asset-backed pool, and interests therein. The portfolio may invest in loans in different ways. The portfolio may: (i) make a direct investment in a loan by participating as one of the lenders; (ii) purchase an assignment of a loan; or (iii) purchase a participation interest in a loan.
Direct investment in loans. It can be advantageous to the portfolio to make a direct investment in a loan as one of the lenders. When a new issue is purchased, such an investment is typically made at par. This means that the portfolio receives a return at the full interest rate for the loan. Secondary purchases of loans may be made at par, at a premium from par or at a discount from par. When the portfolio invests in an assignment of, or a participation interest in, a loan, the portfolio may pay a fee or forgo a portion of the interest payment. Consequently, the portfolio’s return on such an investment may be lower than it would have been if the portfolio had made a direct investment in the underlying corporate loan. The portfolio may be able, however, to invest in corporate loans only through assignments or participation interests at certain times when reduced direct investment opportunities in corporate loans may exist. At other times, however, such as recently, assignments or participation interests may trade at significant discounts from par.
Assignments. An assignment represents a portion of a loan previously attributable to a different lender. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning investor and becomes an investor under the loan agreement with the same rights and obligations as the assigning investor. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning investor.
Participation interests. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a corporate loan. The portfolio may acquire participation interests from the financial institution or from another investor. The portfolio typically will have a contractual relationship only with the financial institution that issued the participation interest. As a result, the portfolio may have the right to receive payments of principal, interest and any fees to which it is entitled only from the financial institution and only upon receipt by such entity of such payments from the borrower. In connection with purchasing a participation interest, the portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other investors through set-off against the borrower and the portfolio may not directly benefit from the collateral supporting the loan in which it has purchased the participation interest. As a result, the portfolio may assume the credit risk of both the borrower and the financial institution issuing the participation interest. In the event of the insolvency of the financial institution issuing a participation interest, the portfolio may be treated as a general creditor of such entity.

Other information about floating rate loans. Loans typically have a senior position in a borrower’s capital structure. The capital structure of a borrower may include loans, senior unsecured loans, senior and junior subordinated debt, preferred stock and common stock, typically in descending order of seniority with respect to claims on the borrower’s assets. Although loans typically have the most senior position in a borrower’s capital structure, they remain subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the portfolio, a reduction in the value of the investment and a potential decrease in the net asset value of the portfolio. There can be no assurance that the liquidation of any collateral securing a loan would satisfy a borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the portfolio could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Although a loan may be senior to equity and other debt securities in an issuer’s capital structure, such obligations may be structurally subordinated to obligations of the issuer’s subsidiaries. For example, if a holding company were to issue a loan, even if that issuer pledges the capital stock of its subsidiaries to secure the obligations under the loan, the assets of the operating companies are available to the direct creditors of an operating company before they would be available to the holders of the loan issued by the holding company.
In order to borrow money pursuant to a loan, a borrower will frequently, for the term of the loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower’s obligations under a loan.
In the process of buying, selling and holding loans, the portfolio may receive and/or pay certain fees. Any fees received are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the portfolio buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, the portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the portfolio may receive a prepayment penalty fee upon the prepayment of a loan by a borrower. Other fees received by the portfolio may include covenant waiver fees and covenant modification fees.
A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the loan. Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt.
In a typical loan, the agent administers the terms of the loan agreement. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. The portfolio will generally rely upon the agent or an intermediate participant to receive and forward to the portfolio its portion of the principal and interest payments on the loan. Furthermore, unless the portfolio has direct recourse against the borrower, the portfolio will rely on the agent and the other investors to use appropriate credit remedies against the borrower.
For some loans, such as revolving credit facility loans (“revolvers”), an investor may have certain obligations pursuant to the loan agreement that may include the obligation to make additional loans in certain circumstances. The portfolio generally will reserve against these contingent obligations by segregating or otherwise designating a sufficient amount of permissible liquid assets. Delayed draw term loans are similar to revolvers, except that once drawn upon by the borrower during the commitment period, they remain permanently drawn and become term loans. A prefunded L/C term loan is a facility created by the borrower in conjunction with an agent, with the loan proceeds acting as collateral for the borrower’s obligations in respect of the letters of credit. Each participant in a prefunded L/C term loan fully funds its commitment amount to the agent for the facility.

The portfolio may acquire interests in loans that are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans often are unrated. The portfolio may also invest in loans of borrowers that have obtained bridge loans from other parties. A borrower's use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower's perceived creditworthiness.
From time to time, Amundi US and its affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell interests in loans to or acquire them from the portfolio or may be intermediate participants with respect to loans in which the portfolio owns interests. Such banks may also act as agents for loans held by the portfolio.
Inverse floating rate securities
The portfolio may invest in inverse floating rate obligations. The interest on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.
Auction rate securities
The portfolio may invest in auction rate securities. Auction rate securities consist of auction rate debt securities and auction rate preferred securities issued by closed-end investment companies. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. If an auction fails, the dividend rate of the securities generally adjusts to a maximum rate specified in the issuer’s offering or charter documents. Security holders that submit sell orders in a failed auction may not be able to sell any or all of the shares for which they have submitted sell orders. Broker-dealers may try to facilitate secondary trading in auction rate securities, although such secondary trading may be limited and may only be available for shareholders willing to sell at a discount. Since February 2008, nearly all such auctions have failed, significantly affecting the liquidity of auction rate securities. Holders of such securities have generally continued to receive dividends at the above-mentioned maximum rate. There is no assurance that auctions will resume or that any market will develop for auction rate securities. Valuations of such securities are highly speculative. With respect to auction rate securities issued by a closed-end fund, the portfolio will indirectly bear its proportionate share of any management fees paid by the closed-end fund in addition to the advisory fee payable directly by the portfolio.
Insurance-linked securities
The portfolio may invest in insurance-linked securities (ILS). The portfolio could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The portfolio is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. This may result in more frequent and greater than expected loss of principal and/or interest, which would adversely impact the portfolio’s total returns. Further, to the extent there are events that involve losses or other metrics, as applicable, that are at, or near, the threshold for a trigger event, there may be some delay in the return of principal and/or interest until it is determined whether a trigger event has occurred. Finally, to the extent there is a dispute concerning the definition of the trigger event relative to the specific manifestation of a catastrophe, there may be losses or delays in the payment of principal and/or interest on the event-linked bond. Lack of a liquid market for these instruments may impose the risk of higher transactions costs and the possibility that the portfolio may be forced to liquidate positions when it would not be advantageous to do so.
Event-linked bonds are typically rated below investment grade or may be unrated. Securities rated BB or lower are considered to be below investment grade. The rating for an event-linked bond primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur, which will cause a loss of principal. This rating may also assess the credit risk of the bond’s collateral pool, if any, and the reliability of the model used to calculate the probability of a trigger event.
In addition to event-linked bonds, the portfolio also may invest in other insurance-linked securities, including notes or preferred shares issued by special purpose vehicles structured to comprise a portion of an reinsurer’s or insurer’s catastrophe-oriented business, known as sidecars, or to provide reinsurance to reinsurers or insurers, known as collateralized reinsurance (“Reinsurance Notes”). An investor in Reinsurance Notes participates in the premiums and losses associated with underlying reinsurance contracts. Reinsurance Notes are subject to the same risks discussed herein for event-linked bonds. In addition, because Reinsurance Notes represent an interest in underlying reinsurance contracts, the portfolio has limited transparency into the underlying insurance policies and therefore must rely upon the risk assessment and sound underwriting practices of the reinsurer and/or insurer. Accordingly, it may be more difficult for the investment adviser to fully evaluate the underlying risk profile of the portfolio’s investment in Reinsurance Notes and therefore place the portfolio’s assets at greater risk of loss than if the adviser had more complete information. The lack of transparency may also make the valuation of Reinsurance Notes more difficult and potentially result in mispricing that could result in losses to the portfolio. Reinsurance Notes are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the notes to verify that the trigger event did occur or to process and audit insurance claims. In certain circumstances, the extension may exceed two years.
Event-linked bonds and other insurance-linked securities typically are restricted to qualified institutional buyers and, therefore, are not subject to registration with the Securities and Exchange Commission (the “SEC”) or any state securities commission and are not listed on any national securities exchange. The amount of public information available with respect to event-linked bonds and other insurance-linked securities is generally less extensive than that available for issuers of registered or exchange listed securities. Event-linked bonds may be subject to the risks of adverse regulatory or jurisdictional determinations. There can be no assurance that future regulatory determinations will not adversely affect the overall market for event-linked bonds.
Event-linked swaps
The portfolio may obtain event-linked exposure by investing in event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes and weather-related phenomena. If a trigger event occurs, the portfolio may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in event-linked bonds, including counterparty risk and leverage risk.
Zero coupon, pay-in-kind, deferred and contingent payment securities
The portfolio may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A portfolio accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the portfolio may receive no interest.
Inflation-protected fixed income securities
The portfolio may invest in inflation-linked fixed income securities, including Treasury Inflation Protected Securities (“TIPS”) issued by the U.S. government, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.
The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of TIPS. If inflation is lower than expected during the period the portfolio holds TIPS, the portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.
Any increase in principal value of TIPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the portfolio holding TIPS will not receive cash representing the increase at that time. As a result, the portfolio could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy the distribution requirements applicable to regulated investment companies under the Code.
If the portfolio invests in TIPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the portfolio purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
Because the portfolio is required to distribute substantially all of its net investment income (including accrued original issue discount), the portfolio’s investment in either zero coupon bonds or TIPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the portfolio may be required to borrow or liquidate securities.
Brady bonds
The portfolio may invest in Brady bonds of countries that have restructured or are in the process of restructuring sovereign debt pursuant to the “Brady Plan.” Brady bonds are debt securities issued under the framework of the Brady Plan as a mechanism for debtor nations to restructure their outstanding external indebtedness (generally, commercial bank debt). In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the International Monetary Fund. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady bonds).
Brady bonds may involve a high degree of risk, may be in default or present the risk of default. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ.

Non-U.S. investments
Equity securities of non-U.S. issuers
The portfolio may invest in equity securities of non-U.S. issuers, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar instruments.
Debt obligations of non-U.S. governments
The portfolio may invest in all types of debt obligations of non-U.S. governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the portfolio may have limited recourse in the event of a default. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. During periods of economic uncertainty, the values of sovereign debt and of securities of issuers that purchase sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, declared moratoria on the payment of principal and interest on their sovereign debt, or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on disbursements or assistance from non-U.S. governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.
Eurodollar instruments and Samurai and Yankee bonds. The portfolio may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The portfolio may also invest in Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“Yankee CDs”). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.
Investments in emerging markets
The portfolio may invest in securities of issuers in countries with emerging economies or securities markets. The portfolio considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries. Emerging markets will generally include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index. The portfolio will generally focus on emerging markets that do not impose unusual trading requirements which tend to restrict the flow of investments. In addition, the portfolio may invest in unquoted securities of emerging market issuers.

Risks of non-U.S. investments. Investing in securities of non-U.S. issuers involves considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers generally, or in issuers with significant exposure to non-U.S. markets, may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which the portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain countries, particularly emerging markets, may undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.
Non-U.S. securities markets and regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for the portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by Amundi US to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which the portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses.
Economic, political and social factors. Certain countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the portfolio to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, the portfolio could lose its entire investment in that country.
Sanctions or other government actions against certain countries could negatively impact the portfolio's investments in securities that have exposure to those countries.
Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the portfolio's investment in those markets and may increase the expenses of the portfolio. In addition, the repatriation of both investment income and capital from certain markets is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the portfolio's operation.
Economies in individual countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

Unanticipated political or social developments may affect the values of the portfolio's investments and the availability to the portfolio of additional investments in such countries. In the past, the economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurance that these economic and market disruptions might not occur again.
Economies in emerging market countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade.
A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union, commonly referred to as “Brexit.” Following a transition period, the United Kingdom’s post-Brexit trade agreement with the European Union passed into law in December 2020 and went into effect on January 1, 2021. There is significant market uncertainty regarding Brexit’s ramifications. The range and potential implications of possible political, regulatory, economic, and market outcomes cannot be fully known but could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom has one of the largest economies in Europe and is a major trading partner with the other European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, as well as a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European economies but also the broader global economy could be significant. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the portfolio invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the portfolio’s investments due to the interconnected nature of the global economy and capital markets.
Risks related to invasion of Ukraine by Russia. In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict has increased financial market volatility, increased volatility in the markets for certain commodities, such as oil and natural gas, and could have severe adverse effects on regional and global economic markets. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The sanctions consist of the prohibition of trading in certain Russian securities and engaging in certain private transactions, the prohibition of doing business with certain Russian corporate entities, large financial institutions, officials and oligarchs, and the freezing of Russian assets. The sanctions include the removal of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications, commonly called “SWIFT,” the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.
The imposition of these current sanctions (and potential further sanctions in response to continued Russian military activity) and other actions undertaken by countries and businesses may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. In addition, beginning in March 2022, certain index providers began removing Russian securities from their indices. Such actions also may result in the decline of the value and liquidity of Russian securities, the continued devaluation of the Russian currency and a downgrade in the country’s credit rating. Any or all of these potential results could push Russia’s economy into a recession. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of the portfolio's investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions.
In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities and portfolio investments. Such actions could, for example, include restricting gas exports to other countries, seizure of U.S. and European residents' assets, or undertaking or provoking other military conflict elsewhere in Europe, any of which could exacerbate negative consequences on global financial markets and the economy. The actions discussed above could have a negative effect on the performance of portfolios that have exposure to Russia. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is currently unpredictable and has the potential to result in broadened military actions.
The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted and may result in a negative impact on performance and the value of portfolio investments, particularly as it relates to Russia exposure. However, whether or not the portfolio invests in securities of issuers located in Russia or with significant exposure to Russian issuers, these events could negatively affect the value and relative liquidity of the portfolio’s investments. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the portfolio could be significantly impacted, which could lead to such securities being valued at zero.
Currency risks. The value of the securities quoted or denominated in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The portfolio's investment performance may be negatively affected by a devaluation of a currency in which the portfolio's investments are quoted or denominated. Further, the portfolio's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.
Custodian services and related investment costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the portfolio to make intended securities purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the portfolio due to a subsequent decline in value of the portfolio security or could result in possible liability to the portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the portfolio against loss or theft of its assets.
Withholding and other taxes
The portfolio may be subject to taxes, including withholding taxes, on income (possibly including, in some cases, capital gains) that are or may be imposed by certain countries with respect to the portfolio's investments in such countries. These taxes may reduce the return achieved by the portfolio. Treaties between the U.S. and such countries may not be available to reduce the otherwise applicable tax rates.

Investments in depositary receipts
The portfolio may hold securities of non-U.S. issuers in the form of ADRs, EDRs, GDRs and other similar instruments. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.
ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the portfolio will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.
For purposes of the portfolio's investment policies, investments in ADRs, EDRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The portfolio may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the portfolio invests in such unsponsored depositary receipts there may be an increased possibility that the portfolio may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, voting rights or other shareholder rights or benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt. The prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. Unsponsored depositary receipts may involve higher expenses and may be less liquid.
Foreign currency transactions
The portfolio may engage in foreign currency transactions. These transactions may be conducted at the prevailing spot rate for purchasing or selling currency in the foreign exchange market. The portfolio also may enter into forward foreign currency exchange contracts, which are contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.
The portfolio may enter into forward foreign currency exchange contracts involving currencies of the different countries in which the portfolio invests as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. dollar. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the portfolio, accrued in connection with the purchase and sale of its portfolio securities quoted in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the portfolio will be engaged in hedging activities when adverse exchange rate movements occur or that its hedging activities will be successful. The portfolio will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Amundi US.
Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the portfolio to hedge against a devaluation that is so generally anticipated that the portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.
The portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if Amundi US determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.
The portfolio may use forward currency exchange contracts to reduce or gain exposure to a currency. To the extent the portfolio gains exposure to a currency through these instruments, the resulting exposure may exceed the value of securities denominated in that currency held by the portfolio. For example, where the portfolio's security selection has resulted in an overweight or underweight exposure to a particular currency relative to the portfolio's benchmark, the portfolio may seek to adjust currency exposure using forward currency exchange contracts.

The cost to the portfolio of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period, differences in interest rates between the two currencies and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The portfolio may close out a forward position in a currency by selling the forward contract or by entering into an offsetting forward contract.
The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of the portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the portfolio can achieve at some future point in time. The precise projection of currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the portfolio's foreign assets.
While the portfolio may benefit from foreign currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the portfolio. Such imperfect correlation may cause the portfolio to sustain losses which will prevent the portfolio from achieving a complete hedge or expose the portfolio to risk of foreign exchange loss.
Over-the-counter markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the portfolio of unrealized profits or force the portfolio to cover its commitments for purchase or resale, if any, at the current market price.
If the portfolio enters into a forward contract to purchase foreign currency, the custodian or Amundi US will segregate liquid assets. See “Asset Segregation.”
Options on foreign currencies
The portfolio may purchase options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are quoted or denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In an attempt to protect against such decreases in the value of portfolio securities, the portfolio may purchase put options on the foreign currency. If the value of the currency declines, the portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the portfolio's securities quoted or denominated in that currency.
Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the portfolio may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the portfolio to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the portfolio intends to acquire. As in the case of other types of options transactions, however, the benefit the portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the portfolio could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

The portfolio may also write options on foreign currencies for hedging purposes. For example, if the portfolio anticipated a decline in the dollar value of securities quoted or denominated in a foreign currency because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be partially offset by the amount of the premium received by the portfolio.
Similarly, the portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the portfolio to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the portfolio would be required to purchase or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.
A call option written on foreign currency by the portfolio is “covered” if the portfolio owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the portfolio in cash or liquid securities. See “Asset Segregation.”
The portfolio may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option. An exchange-traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although the portfolio will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the portfolio would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying currencies pursuant to the exercise of put options. If the portfolio as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.
The portfolio may also use options on currencies to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar, if Amundi US determines that there is a pattern of correlation between that currency and the U.S. dollar.
The portfolio may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the portfolio.
Natural disasters
Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the portfolio invests to conduct their businesses, and thus on the investments made by the portfolio in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Cybersecurity issues
With the increased use of technologies such as the Internet to conduct business, the portfolio is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The portfolio’s service providers regularly experience such attempts, and expect they will continue to do so. The portfolio is unable to predict how any such attempt, if successful, may affect the portfolio and its shareholders. While the portfolio’s adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the portfolio cannot control the cybersecurity plans and systems put in place by service providers to the portfolio such as The Bank of New York Mellon (“BNY Mellon”), the portfolio’s custodian and accounting agent, and BNY Mellon Investment Servicing (US) Inc., the portfolio’s transfer agent. In addition, many beneficial owners of portfolio shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the portfolio nor Amundi US exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at Amundi US or the portfolio’s service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the portfolio’s ability to calculate its NAV, impediments to trading, the inability of portfolio shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.
Derivative instruments
Derivatives
The portfolio may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The portfolio may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the portfolio’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics (for example, for portfolios investing in securities denominated in non-U.S. currencies, a portfolio’s currency exposure, or, for portfolios investing in fixed income securities, a portfolio’s duration or credit quality); and as a cash flow management technique. The portfolio may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
Using derivatives exposes the portfolio to additional risks and may increase the volatility of the portfolio’s net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the portfolio would otherwise have had. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative’s value do not correspond to changes in the value of the portfolio’s other investments or do not correlate well with the underlying assets, rate or index, the portfolio may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation. Certain derivatives may be less liquid, which may reduce the returns of the portfolio if it cannot sell or terminate the derivative at an advantageous time or price. The portfolio also may have to sell assets at inopportune times to satisfy its obligations. The portfolio may not be able to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or may have to sell a portfolio security at a disadvantageous time or price to maintain cover or to segregate securities in connection with its use of derivatives. Some derivatives may involve the risk of improper valuation. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the portfolio for a variety of reasons.
Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the Commodity Futures Trading Commission (the “CFTC”) or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy all of the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the portfolio bears the risk of default by its counterparty. In a cleared derivatives transaction, the portfolio is instead exposed to the risk of default of the clearinghouse and, to the extent the portfolio has posted any margin, the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, the portfolio may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.
Swap contracts that are required to be cleared must be traded on a regulated execution facility or contract market that makes them available for trading. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and the portfolio may not be able to enter into swaps that meet its investment needs. The portfolio also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. Risks associated with the use of derivatives are magnified to the extent that a large portion of the portfolio’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. In 2020, the SEC adopted a new rule regarding derivatives and their usage. It is impossible to fully predict the effects of the new rule, but the effects could be substantial and adverse. Additional regulation could, among other things, make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. Such regulation may limit or prevent the portfolio from using derivatives as part of its investment strategy and could ultimately prevent the portfolio from being able to achieve its investment goals. Limitations or restrictions applicable to the counterparties with which the portfolio engages in derivative transactions could also prevent the portfolio from using derivatives or affect pricing or other factors relating to derivatives or may change the availability of certain investments.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) has caused broad changes to the OTC derivatives market and granted significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants. Pursuant to such authority, rules have been enacted that currently require clearing of many OTC derivatives transactions and may require clearing of additional OTC derivatives transactions in the future and that impose minimum margin and capital requirements for uncleared OTC derivatives transactions. Similar regulations are being adopted in other jurisdictions around the world. The implementation of the clearing requirement has increased the costs of derivatives transactions since investors have to pay fees to clearing members and are typically required to post more margin for cleared derivatives than had historically been the case. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, mandatory clearing of derivatives may expose the portfolio to new kinds of costs and risks.
Additionally, new regulations may result in increased uncertainty about credit/counterparty risk and may limit the flexibility of the portfolio to protect its interests in the event of an insolvency of a derivatives counterparty. In the event of a counterparty’s (or its affiliate’s) insolvency, the portfolio’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the rules of the applicable exchange or clearing corporation or under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the portfolio could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).
The portfolio’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. The portfolio’s ability to use derivatives may be limited by tax considerations.
Options on securities and securities indices
The portfolio may purchase and write put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The portfolio may also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.
Writing call and put options on securities. A call option written by the portfolio obligates the portfolio to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. The exercise price may differ from the market price of an underlying security. The portfolio has the risk of loss that the price of an underlying security may decline during the call period. The risk may be offset to some extent by the premium the portfolio receives. If the value of the investment does not rise above the call price, it’s likely that the call will lapse without being exercised. In that case, the portfolio would keep the cash premium and the investment. All call options written by the portfolio are covered, which means that the portfolio will own the securities subject to the options as long as the options are outstanding, or the portfolio will use the other methods described below. The portfolio's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the portfolio may forgo the opportunity to profit from an increase in the market price of the underlying security.
A put option written by the portfolio would obligate the portfolio to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The portfolio has no control over when it may be required to purchase the underlying securities. All put options written by the portfolio would be covered, which means that the portfolio would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the portfolio. However, in return for the option premium, the portfolio accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.
Call and put options written by the portfolio will also be considered to be covered to the extent that the portfolio's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the portfolio. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the portfolio's net exposure on its written option position.
Writing call and put options on securities indices. The portfolio may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

The portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.
Index options are subject to the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. If a portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall “out-of-the-money,” the portfolio will be required to pay cash in an amount of the difference between the closing index value and the exercise price of the option.
Purchasing call and put options. The portfolio would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The portfolio would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the portfolio would realize either no gain or a loss on the purchase of the call option.
The portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option would entitle the portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the portfolio's securities. Put options may also be purchased by the portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the portfolio would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.
The portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Options spreads and straddles. Option spread and straddle transactions require a portfolio to purchase and/or write more than one option simultaneously. A portfolio may engage in option spread transactions in which it purchases and writes put or call options on the same underlying instrument, with the options having different exercise prices and/or expiration dates.
A portfolio also may engage in option straddles, in which it purchases or sells combinations of put and call options on the same instrument. A long straddle is a combination of a call and a put option purchased on the same security where the exercise price of the put is less than or equal to the exercise price of the call. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call and where the same issue of security or currency is considered cover for both the put and the call.
Risks of trading options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although it is expected that outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
The portfolio may purchase and sell both options that are traded on U.S. and non-U.S. exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.
Transactions by the portfolio in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which the portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients of Amundi US. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the ability of Amundi US to predict future price fluctuations and the degree of correlation between the options and securities markets.
The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.
In addition to the risks of imperfect correlation between the portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.
Futures contracts and options on futures contracts
The portfolio may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The portfolio may enter into closing purchase and sale transactions with respect to any futures contracts and options on futures contracts. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, foreign currencies and other financial instruments and indices. The portfolio may invest in futures contracts based on the Chicago Board of Exchange Volatility Index (“VIX Futures”). The VIX is an index of market sentiment derived from the S&P 500 option prices, and is designed to reflect investors’ consensus view of expected stock market volatility over future periods. The portfolio may invest in futures and options based on credit derivative contracts on baskets or indices of securities, such as CDX. The portfolio will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. Futures contracts are traded in the U.S. on exchanges or boards of trade that are licensed and regulated by the CFTC.

Futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
When interest rates are rising or securities prices are falling, the portfolio can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the portfolio can sell futures contracts on a specified currency to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The portfolio can purchase futures contracts on a foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the portfolio has acquired or expects to acquire.
Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the portfolio may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the portfolio owns or proposes to acquire. The portfolio may, for example, take a “short” position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the portfolio's securities. Such futures contracts may include contracts for the future delivery of securities held by the portfolio or securities with characteristics similar to those of the portfolio's securities. Similarly, the portfolio may sell futures contracts in a foreign currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of Amundi US, there is a sufficient degree of correlation between price trends for the portfolio's securities and futures contracts based on other financial instruments, securities indices or other indices, the portfolio may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the portfolio may be more or less volatile than prices of such futures contracts, Amundi US will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the portfolio enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the portfolio's securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, the portfolio may take a “long” position by purchasing futures contracts. This may be done, for example, when the portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
Options on futures contracts. The acquisition of put and call options on futures contracts will give the portfolio the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the portfolio obtains the benefit of the futures position if prices move in a favorable direction, but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the portfolio's assets. By writing a call option, the portfolio becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the portfolio intends to purchase. However, the portfolio becomes obligated to purchase a futures contract (if the option is exercised) which may have a value lower than the exercise price. Thus, the loss incurred by the portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The portfolio will incur transaction costs in connection with the writing of options on futures.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The portfolio's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other considerations regarding futures contracts
The portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining qualification as a regulated investment company for U.S. federal income tax purposes.
Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the portfolio to purchase securities or currencies, require the portfolio to segregate assets to cover such contracts and options.
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the portfolio may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the portfolio than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the portfolio's futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the portfolio may be exposed to risk of loss. It is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of non-U.S. securities because currency movements impact the value of different securities in differing degrees.
If the portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.
Financial futures and options transactions
Amundi US has claimed an exclusion from registration as a “commodity pool operator” with respect to each portfolio under the Commodity Exchange Act (the “CEA”), and, therefore, Amundi US will not, with respect to its management of the portfolio, be subject to registration or regulation as a commodity pool operator.
Under this exemption, each portfolio will remain limited in its ability to trade instruments subject to the jurisdiction of the CFTC, including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that the portfolio may have to these instruments through investments in other funds. Amundi US may have to rely on representations from the underlying fund’s manager about the amount (or maximum permitted amount) of investment exposure that the underlying fund has to instruments such as commodity futures, options on commodity futures and swaps.
Under this exemption, the portfolio must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish the portfolio’s positions in commodity futures, options on commodity futures, swaps and other CFTC-regulated instruments may not exceed 5% of the liquidation value of the portfolio’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the portfolio’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The portfolio would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
Interest rate swaps, collars, caps and floors
In order to hedge the value of the portfolio against interest rate fluctuations or to enhance the portfolio’s income, the portfolio may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the portfolio enters into these transactions, the portfolio expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date. The portfolio intends to use these transactions primarily as a hedge and not as a speculative investment. However, the portfolio also may invest in interest rate swaps to enhance income or to increase the portfolio’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The portfolio is not required to hedge its portfolio and may choose not to do so. The portfolio cannot guarantee that any hedging strategies it uses will work.
In an interest rate swap, the portfolio exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the portfolio holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the portfolio to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the portfolio holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the portfolio from a reduction in yield due to falling interest rates and may permit the portfolio to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.
The portfolio usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the portfolio’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the portfolio’s custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the portfolio’s obligations will be accrued on a daily basis, and the full amount of the portfolio’s obligations will be maintained in a segregated account by the portfolio’s custodian.
The portfolio also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The portfolio will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The portfolio will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the portfolio.
Typically, the parties with which the portfolio will enter into interest rate transactions will be broker-dealers and other financial institutions. The portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the portfolio’s adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are less liquid than swaps. Certain federal income tax requirements may limit the portfolio’s ability to engage in interest rate swaps.
Equity swaps, caps, floors and collars
The portfolio may enter into equity swaps, caps, floors and collars to hedge assets or liabilities or to seek to increase total return. Equity swaps involve the exchange by a portfolio with another party of their respective commitments to make or receive payments based on notional equity securities. The purchase of an equity cap entitles the purchaser, to the extent that the market value of a specified equity security or benchmark exceeds a predetermined level, to receive payments of a contractually based amount from the party selling the cap. The purchase of an equity floor entitles the purchaser, to the extent that the market value of a specified equity security or benchmark falls below a predetermined level, to receive payments of a contractually based amount from the party selling the floor. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of values. Investments in swaps, caps, floors and collars are highly specialized activities which involve investment techniques and risks different from those associated with ordinary portfolio transactions. Investments in equity swaps, caps, floors and collars may be considered speculative because they involve significant risk of loss. If Amundi US is incorrect in its forecast of market values, these investments could negatively impact the portfolio's performance. These investments also are subject to default risk of the counterparty and may be less liquid than other portfolio securities. Moreover, investments in swaps, caps, floors and collars may involve greater transaction costs than investments in other equity securities.
Credit default swap agreements
The portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no specified events of default, or “credit events,” on an underlying reference obligation have occurred. If such a credit event occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation, or must make a cash settlement payment. The portfolio may be either the buyer or seller in the transaction. If the portfolio is a buyer and no credit event occurs, the portfolio will receive no return on the stream of payments made to the seller. However, if a credit event occurs, the portfolio, as the buyer, receives the full notional value for a reference obligation that may have little or no value. As a seller, the portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, the portfolio, as the seller, must pay the buyer the full notional value of the reference obligation. The portfolio, as the seller, would be entitled to receive the reference obligation. Alternatively, the portfolio may be required to make a cash settlement payment, where the reference obligation is received by the portfolio as seller. The value of the reference obligation, coupled with the periodic payments previously received, would likely be less than the full notional value the portfolio pays to the buyer, resulting in a loss of value to the portfolio as seller. When the portfolio acts as a seller of a credit default swap agreement it is exposed to the risks of a leveraged transaction. Credit default swaps may involve greater risks than if the portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The portfolio will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed to be equivalent to such rating.
Recent legislation will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect the portfolio. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.
The portfolio may also invest in credit derivative contracts on baskets or indices of securities, such as CDX. A CDX can be used to hedge credit risk or to take a position on a basket of credit entities or indices. The individual credits underlying credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market such as investment grade, below investment grade and emerging markets. A CDX index tranche provides access to customized risk, exposing each investor to losses at different levels of subordination. The lowest part of the capital structure is called the “equity tranche” as it has exposure to the first losses experienced in the basket. The mezzanine and senior tranches are higher in the capital structure but can also be exposed to loss in value. Investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps.
Credit-linked notes
The portfolio may invest in credit-linked notes (“CLNs”), which are derivative instruments. A CLN is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.
Exchange traded notes
The portfolio may invest in exchange traded notes (“ETNs”). An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected.
An ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable index. ETNs also incur certain expenses not incurred by their applicable index. Additionally, certain components comprising the index tracked by an ETN may, at times, be temporarily unavailable, which may impede an ETN’s ability to track its index. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. However, the portfolio’s potential loss is limited to the amount actually invested in the ETN.
The market value of an ETN is influenced by supply and demand for the ETN, the current performance of the index or other reference asset, the credit rating of the ETN issuer, volatility and lack of liquidity in the reference asset, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the reference asset. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index (or other reference asset) that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value. The portfolio will bear its pro rata portion of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN.
Equity-linked notes
An equity-linked note (ELN) is a note, typically issued by a company or financial institution, whose performance is tied to a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the linked securities. The terms of an equity-linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity linked, they may return a lower amount at maturity due to a decline in value of the linked security or securities. Equity-linked notes issued by foreign issuers will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. Equity-linked notes are also subject to default risk, counterparty risk and liquidity risk. In addition, equity-linked notes may exhibit price behavior that does not correlate with the underlying securities or a fixed income instrument.

Other investments and investment techniques
Short-term investments
For temporary defensive or cash management purposes, the portfolio may invest in all types of short-term investments including, but not limited to, (a) commercial paper and other short-term commercial obligations; (b) obligations (including certificates of deposit and bankers’ acceptances) of banks; (c) obligations issued or guaranteed by a governmental issuer, including governmental agencies or instrumentalities; (d) fixed income securities of non-governmental issuers; and (e) other cash equivalents or cash. Subject to the portfolio's restrictions regarding investment in non-U.S. securities, these securities may be denominated in any currency. Although these investments generally are rated investment grade or are determined by Amundi US to be of equivalent credit quality, the portfolio may also invest in these instruments if they are rated below investment grade in accordance with its investment objectives, policies and restrictions.
Illiquid securities
The portfolio may invest up to 15% of its net assets in illiquid and other securities that are not readily marketable. If due to subsequent fluctuations in value or any other reasons, the value of the portfolio's illiquid securities exceeds this percentage limitation, the portfolio will consider what actions, if any, are necessary to maintain adequate liquidity. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the “1933 Act”), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid pursuant to the portfolio's liquidity risk management program. The inability of the portfolio to dispose of illiquid investments readily or at reasonable prices could impair the portfolio's ability to raise cash for redemptions or other purposes. If the portfolio sold restricted securities other than pursuant to an exception from registration under the 1933 Act such as Rule 144A, it may be deemed to be acting as an underwriter and subject to liability under the 1933 Act.
Repurchase agreements
The portfolio may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the portfolio's purchase price, with the difference being income to the portfolio. A repurchase agreement may be considered a loan by the portfolio collateralized by securities. Under the direction of the Board of Trustees, Amundi US reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the portfolio. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the portfolio's custodian in a segregated, safekeeping account for the benefit of the portfolio. Repurchase agreements afford the portfolio an opportunity to earn income on temporarily available cash. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the portfolio has not perfected a security interest in the security, the portfolio may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the portfolio would be at risk of losing some or all of the principal and interest involved in the transaction. There is no specific limit on the portfolio's ability to enter into repurchase agreements. The SEC frequently treats repurchase agreements as loans for purposes of the 1940 Act.
Reverse repurchase agreements
Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that the portfolio will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the portfolio with proceeds of the transaction may decline below the repurchase price of the securities sold by the portfolio that it is obligated to repurchase. The portfolio will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. To the extent the portfolio covers its commitments under reverse repurchase agreements by the segregation of liquid assets or by otherwise covering its obligations under these instruments, they will not be considered “senior securities” under the 1940 Act and thus not be subject to the 300% asset coverage requirement applicable to forms of indebtedness used by the portfolio. See “Asset Segregation.”
Short sales against the box
The portfolio may sell securities “short against the box.” A short sale involves the portfolio borrowing securities from a broker and selling the borrowed securities. The portfolio has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the portfolio at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The portfolio intends to use short sales against the box to hedge. For example when the portfolio believes that the price of a current portfolio security may decline, the portfolio may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the portfolio's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The portfolio may engage in short sales of securities only against the box.
If the portfolio effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the portfolio closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the portfolio may make short sales against the box.
Dollar rolls
The portfolio may enter into mortgage “dollar rolls” in which the portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, the portfolio loses the right to receive principal and interest paid on the securities sold. However, the portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the portfolio compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the portfolio. The portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to its forward purchase price.
For financial reporting and tax purposes, the portfolio treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
Dollar rolls involve certain risks including the following: if the broker-dealer to whom the portfolio sells the security becomes insolvent, the portfolio’s right to purchase or repurchase the securities subject to the dollar roll may be restricted and the instrument which the portfolio is required to repurchase may be worth less than an instrument which the portfolio originally held. Successful use of dollar rolls will depend upon Amundi US’s ability to manage its interest rate and prepayment exposure. There is no assurance that dollar rolls can be successfully employed.
Asset segregation
The 1940 Act requires that the portfolio segregate assets in connection with certain types of transactions that may have the effect of leveraging the portfolio. If the portfolio enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or Amundi US will segregate liquid assets in an amount required to comply with the 1940 Act. To the extent the portfolio sells or writes credit default swaps or event-linked swaps, the portfolio segregates liquid assets at least equal to the full notional value of such credit default swaps or event-linked swaps. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated. In some instances a portfolio may “cover” its obligation using other methods to the extent permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.
Portfolio turnover
It is the policy of the portfolio not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the portfolio. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the portfolio and its shareholders. See “Annual Fee, Expense and Other Information” for the portfolio's annual portfolio turnover rate.
Lending of portfolio securities
The portfolio may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Amundi US to be of good standing under agreements which require that the loans be secured continuously by collateral in the form of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by banks approved by the portfolio. The value of the collateral is monitored on a daily basis and the borrower is required to maintain the collateral at an amount at least equal to the market value of the securities loaned. The portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and continues to have all of the other risks associated with owning the securities. Where the collateral received is cash, the cash will be invested and the portfolio will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral. The portfolio may pay administrative and custodial fees in connection with loans of securities and, where the collateral received is cash, the portfolio may pay a portion of the income earned on the investment of collateral to the borrower, lending agent or other intermediary. Fees and expenses paid by the portfolio in connection with loans of securities are not reflected in the fee table or expense example in the portfolio’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, the portfolio may take a loss on the loan. Where the portfolio receives securities as collateral, the portfolio will earn no income on the collateral, but will earn a fee from the borrower. The portfolio reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the portfolio’s Proxy Voting Policies and Procedures.
The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the portfolio due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, as noted above, the portfolio continues to have market risk and other risks associated with owning the securities on loan. Where the collateral delivered by the borrower is cash, the portfolio will also have the risk of loss of principal and interest in connection with its investment of collateral. If a borrower defaults, the value of the collateral may decline before the portfolio can dispose of it. The portfolio will lend portfolio securities only to firms that have been approved in advance by Amundi US, which will monitor the creditworthiness of any such firms. However, this monitoring may not protect the portfolio from loss. At no time would the value of the securities loaned exceed 33 1∕3% of the value of the portfolio's total assets. The portfolios did not engage in securities lending activity during its most recent fiscal year.
Interfund lending
To satisfy redemption requests or to cover unanticipated cash shortfalls, a portfolio may enter into lending agreements (“Interfund Lending Agreements”) under which the portfolio would lend money and borrow money for temporary purposes directly to and from another Pioneer portfolio through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the portfolios permitting such interfund lending. All Interfund Loans will consist only of uninvested cash reserves that the portfolio otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a portfolio has outstanding borrowings, any Interfund Loans to the portfolio (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the portfolio, the event of default will automatically (without need for action or notice by the lending portfolio) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending portfolio to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing portfolio.
A portfolio may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the portfolio has a secured loan outstanding from any other lender, including but not limited to another Pioneer portfolio, the portfolio's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a portfolio's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the portfolio may borrow through the credit facility on a secured basis only. A portfolio may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would be more than 33 1∕3% of its total assets.
No portfolio may lend to another portfolio through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending portfolio's net assets at the time of the loan. A portfolio's Interfund Loans to any one fund shall not exceed 5% of the lending portfolio's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending portfolio and may be repaid on any day by a borrowing portfolio.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending portfolio and the borrowing portfolio. However, no borrowing or lending activity is without risk. When a portfolio borrows money from another portfolio, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the portfolio may have to borrow from a bank at higher rates if an Interfund Loan were not available from another portfolio. A delay in repayment to a lending portfolio could result in a lost opportunity or additional lending costs.
When-issued and delayed delivery securities
The portfolio may purchase securities, including U.S. government securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by the portfolio prior to the actual delivery or payment by the other party to the transaction. The portfolio will not earn income on these securities until delivered. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When the portfolio enters into when-issued or delayed delivery transactions it will segregate liquid assets with a value equal to the portfolio's obligations. See “Asset Segregation.”
Disclosure of portfolio holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the Pioneer funds’ portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable federal securities laws and regulations and general principles of fiduciary duty relating to portfolio shareholders. While Amundi US may manage other separate accounts and unregistered products that have substantially similar investment strategies to those of another Pioneer fund, and therefore portfolio holdings that may be substantially similar, and in some cases nearly identical, to such fund, these policies and procedures only relate to the disclosure of portfolio information of the Pioneer funds that are registered management companies. Separate account and unregistered product clients are not subject to these policies and procedures. Separate account and unregistered product clients of Amundi US have access to their portfolio holdings, and prospective clients have access to representative holdings.
Generally, Amundi US will make a portfolio’s full portfolio information available to the public on a monthly basis with an appropriate delay based upon the nature of the information disclosed. Amundi US normally will publish a portfolio’s full portfolio holdings no sooner than thirty (30) days after the end of each calendar month (this time period may be different for certain portfolios). Such information shall be made available on the portfolios’ website (amundi.com/us) and may be sent to rating agencies, reporting/news services and financial intermediaries, upon request. In addition, Amundi US generally makes publicly available information regarding a portfolio’s top twenty-five holdings (including the percentage of a portfolio’s assets represented by each security) within ten (10) business days after the end of each calendar month.
Amundi US may provide a portfolio’s full portfolio holdings or other information to certain entities prior to the date such information is made public, provided that certain conditions are met. The entities to which such disclosure may be made as of the date of this statement of additional information are rating agencies, plan sponsors, prospective separate account clients and other financial intermediaries (i.e., organizations evaluating a portfolio for purposes of investment by their clients, such as broker-dealers, investment advisers, banks, insurance companies, financial planning firms, plan sponsors, plan administrators, shareholder servicing organizations and pension consultants). The third party must agree to a limited use of that information which does not conflict with the interests of the portfolio’s shareholders, to use the information only for that authorized purpose, to keep such information confidential, and not to trade on such information. The Board of Trustees considered the disclosure of portfolio holdings information to these categories of entities to be consistent with the best interests of shareholders in light of the agreement to maintain the confidentiality of such information and only to use such information for the limited and approved purposes. Amundi US’s compliance department, the local head of investment management and the global chief investment officer may, but only acting jointly, grant exemptions to this policy. Exemptions may be granted only if these persons determine that providing such information is consistent with the interests of shareholders and the third party agrees to limit the use of such information only for the authorized purpose, to keep such information confidential, and not to trade on such information. Although the Board of Trustees will periodically be informed of exemptions granted, granting exemptions entails the risk that portfolio holdings information may be provided to entities that use the information in a manner inconsistent with their obligations and the best interests of a portfolio.
Currently, Amundi US, on behalf of the Pioneer funds, has ongoing arrangements whereby the following entities may receive a portfolio’s full portfolio holdings or other information prior to the date such information is made public: Metropolitan Life Insurance Company (within 30 days after month end for board materials and advance preparation of marketing materials, as needed to evaluate Pioneer funds); Roszel Advisors (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Oppenheimer & Co. (within 30 days after month end for due diligence and review of certain Pioneer funds included in fund programs); UBS (within 15 days after month end for due diligence and review of certain Pioneer funds included in fund programs); Beacon Pointe Advisors (as needed for quarterly review of certain Pioneer funds); Commonwealth Financial Network (within 30 days after month end for risk analysis on funds on behalf of their clients); Hartford Retirement Services, LLC (as needed for risk analysis on funds on behalf of their clients); Transamerica Life Insurance Company (as needed for performance and risk analysis on funds on behalf of their clients); TIBCO Software Inc./Spotfire Division (as needed to evaluate and develop portfolio reporting software); Curcio Webb, LLC (as needed for evaluation and research purposes); Fidelity Investments (as needed to evaluate Pioneer funds); Egan Jones Ratings Company (as needed in order to evaluate and select Nationally Recognized Statistical Rating Organizations (NRSROs)); DBRS Limited (as needed in order to evaluate and select NRSROs); Wells Fargo Advisors (as needed for risk analysis on funds on behalf of their clients and product review); and Capital Market Consultants (as needed to complete quarterly due diligence research).
Compliance with the portfolios’ portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees, including a review of any potential conflicts of interest in the disclosures made by Amundi US in accordance with the policy or the exceptions permitted under the policy. Any change to the policy to expand the categories of entities to which portfolio holdings may be disclosed or an increase in the purposes for which such disclosure may be made would be subject to approval by the Board of Trustees and, reflected, if material, in a supplement to the portfolio’s statement of additional information.
The portfolios’ full portfolio holdings disclosure policy is not intended to prevent the disclosure of any and all portfolio information to the portfolios’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, such as Amundi US, the portfolios’ custodian, portfolio accounting agent, principal underwriter, investment sub-adviser, if any, independent registered public accounting firm or counsel. In approving the policy, the Board of Trustees considered that the service providers are subject to duties of confidentiality and duties not to trade on non-public information arising under law or contract that provide an adequate safeguard for such information. None of Amundi US, the portfolios, or any other party receive any compensation or other consideration from any arrangement pertaining to the release of a portfolio’s full portfolio holdings information.
In addition, the portfolios make their portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-PORT. These shareholder reports and regulatory filings are filed with the SEC, as required by the federal securities laws. Portfolio holdings information on Form N-PORT is filed with the SEC within sixty (60) days after the end of a portfolio’s first and third fiscal quarters. Form N-CSR is filed with the SEC within ten (10) days after the transmission to shareholders of a portfolio’s annual or semi-annual report, as applicable.
Investment restrictions
Fundamental Investment Policies Each portfolio has adopted certain fundamental investment policies which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the portfolio. For this purpose, a majority of the outstanding shares of the portfolio means the vote of the lesser of:
1.
67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or
2.
more than 50% of the outstanding shares of the portfolio.
Each portfolio’s fundamental policies are as follows:
(1) The portfolio may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(2) The portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(3) The portfolio may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(4) The portfolio may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(5) The portfolio may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
(6) The portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

For all portfolios except Pioneer Real Estate Shares VCT Portfolio
(7a) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the portfolio may not make any investment if, as a result, the portfolio’s investments will be concentrated in any one industry.
For Pioneer Real Estate Shares VCT Portfolio
(7b) Except the real estate industry or as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the portfolio may not make any investment if, as a result, the portfolio’s investments will be concentrated in any one industry.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a portfolio to borrow money in amounts of up to one-third of the portfolio’s total assets from banks for any purpose, and to borrow up to 5% of the portfolio’s total assets from banks or other lenders for temporary purposes (the portfolio’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the portfolio to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the portfolio’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a portfolio’s holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a portfolio’s shares to be more volatile than if the portfolio did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the portfolio’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the portfolio may have to sell securities at a time and at a price that is unfavorable to the portfolio. There also are costs associated with borrowing money, and these costs would offset and could eliminate a portfolio’s net investment income in any given period. Currently, the portfolio does not contemplate borrowing for leverage, but if the portfolio does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative instruments.
A portfolio may pledge its assets and guarantee the securities of another company without limitation, subject to the portfolio’s investment policies (including the portfolio’s fundamental policy regarding borrowing) and applicable laws and interpretations. Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations. To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by the portfolio’s policies on senior securities. If the portfolio were to pledge its assets, the portfolio would take into account any then-applicable legal guidance, including any applicable SEC staff position, would be guided by the judgment of the portfolio’s Board and Amundi US regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for the portfolio to obtain the credit sought. Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason. In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained. This does not mean that the staff’s position on this issue has changed.
With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a portfolio from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a portfolio to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the portfolio’s underwriting commitments, when added to the value of the portfolio’s investments in issuers where the portfolio owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A portfolio engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a portfolio investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a portfolio to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the portfolio may be considered to be an underwriter under the 1933 Act.
With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a portfolio from making loans; however, SEC staff interpretations currently prohibit portfolios from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a portfolio, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the portfolio’s manager or a subadviser believes the income justifies the attendant risks. The portfolio also will be permitted by this policy to make loans of money, including to other portfolios. The portfolio has obtained exemptive relief from the SEC to make short-term loans to other Pioneer funds through a credit facility in order to satisfy redemption requests or to cover unanticipated cash shortfalls; as discussed in this Statement of Additional Information under “Interfund Lending”. The conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending, however no lending activity is without risk. A delay in repayment to a lending fund could result in a lost opportunity or additional lending costs. The policy in (3) above will be interpreted not to prevent the portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as portfolio obligations that have a priority over the portfolio’s shares with respect to the payment of dividends or the distribution of portfolio assets. The 1940 Act prohibits a portfolio from issuing senior securities except that the portfolio may borrow money in amounts of up to one-third of the portfolio’s total assets from banks for any purpose. A portfolio also may borrow up to 5% of the portfolio’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a portfolio can increase the speculative character of the portfolio’s outstanding shares through leveraging. Leveraging of a portfolio’s holdings through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the portfolio’s net assets remain the same, the total risk to investors is increased to the extent of the portfolio’s gross assets. Certain widely used investment practices that involve a commitment by a portfolio to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a portfolio segregates cash or liquid securities in an amount necessary to pay the obligation or the portfolio holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.
With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a portfolio from owning real estate; however, a portfolio is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, rules under the 1940 Act generally limit a portfolio’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.
With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a portfolio from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a portfolio is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, rules under the 1940 Act generally limit a portfolio’s purchases of illiquid securities to 15% of net assets. If a portfolio were to invest in a physical commodity or a physical commodity-related instrument, the portfolio would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a portfolio's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A portfolio that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a portfolio that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. The policy also will be interpreted to give broad authority to a portfolio as to how to classify issuers within or among industries. When identifying industries for purposes of its concentration policy, a portfolio may rely upon available industry classifications.
As of the date of the SAI, each equity portfolio relies primarily on the MSCI Global Industry Classification Standard (GICS) classifications, and with respect to securities for which no industry classification under GICS is available or for which the GICS classification is determined not to be appropriate, each portfolio may use industry classifications published by another source, which, as of the date of the SAI, is Bloomberg L.P.
As of the date of the SAI, each fixed income portfolio relies primarily on the Bloomberg L.P. (“Bloomberg”) classifications, and, with respect to securities for which no industry classification under Bloomberg is available or for which the Bloomberg classification is determined not to be appropriate, the portfolio may use industry classifications published by another source, which, as of the date of the SAI, is MSCI Global Industry Classification Standard (GICS).
As of the date of the SAI, the portfolio’s adviser may assign an industry classification for an exchange-traded fund in which a portfolio invests based on the constituents of the index on which the exchange-traded fund is based. The portfolios may change any source used for determining industry classifications without shareholder approval.
Each portfolio’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.
Investment Objectives Each portfolio’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval.
Diversification

Each portfolio is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies) if, with respect to 75% of the fund’s total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.
3. Trustees and officers
The portfolio’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the portfolios within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the portfolio are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the portfolios is 60 State Street, Boston, Massachusetts 02109.
Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Independent Trustees:
Thomas J. Perna (71) Chairman of the Board and Trustee	Trustee since 2006. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2004 – 2008 and 2013
– present); Chairman (2008 – 2013)
and Chief Executive Officer (2008 –
2012), Quadriserv, Inc. (technology
products for securities lending
industry); and Senior Executive Vice
President, The Bank of New York
(financial and securities services) (1986
– 2004)

Director, Broadridge
Financial Solutions,
Inc. (investor
communications and
securities processing
provider for financial
services industry)
(2009 – present);
Director, Quadriserv,
Inc. (2005 – 2013); and
Commissioner, New
Jersey State Civil
Service Commission
(2011 – 2015)

John E. Baumgardner, Jr. (71)* Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan & Cromwell LLP (law firm).	Chairman, The Lakeville Journal Company, LLC, (privately-held community newspaper group) (2015-present)

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Diane Durnin (65) Trustee	Trustee since 2019. Serves until a successor trustee is elected or earlier retirement or removal.
Managing Director - Head of Product
Strategy and Development, BNY
Mellon Investment Management
(investment management firm)
(2012-2018); Vice Chairman – The
Dreyfus Corporation (2005 – 2018):
Executive Vice President Head of
Product, BNY Mellon Investment
Management (2007-2012); Executive
Director- Product Strategy, Mellon
Asset Management (2005-2007);
Executive Vice President Head of
Products, Marketing and Client Service,
Dreyfus Corporation (investment
management firm) (2000-2005); Senior
Vice President Strategic Product and
Business Development, Dreyfus
Corporation (1994-2000)
None
Benjamin M. Friedman (77) Trustee	Trustee since 2008. Serves until a successor trustee is elected or earlier retirement or removal.	William Joseph Maier Professor of Political Economy, Harvard University (1972 – present)	Trustee, Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio (oversaw 17 portfolios in fund complex) (1989 - 2008)

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Craig C. MacKay (59) Trustee	Trustee since 2021. Serves until a successor trustee is elected or earlier retirement or removal.
Partner, England & Company, LLC
(advisory firm) (2012 – present); Group
Head – Leveraged Finance
Distribution, Oppenheimer &
Company (investment bank) (2006 –
2012); Group Head – Private Finance &
High Yield Capital Markets
Origination, SunTrust Robinson
Humphrey (investment bank) (2003 –
2006); and Founder and Chief
Executive Officer, HNY Associates,
LLC (investment bank) (1996 – 2003)

Board Member of
Carver Bancorp, Inc.
(holding company)
and Carver Federal
Savings Bank, NA
(2017 – present);
Advisory Council
Member, MasterShares
ETF (2016 – 2017);
Advisory Council
Member, The Deal
(financial market
information publisher)
(2015 – 2016); Board
Co-Chairman and
Chief Executive
Officer, Danis
Transportation
Company
(privately-owned
commercial carrier)
(2000 – 2003); Board
Member and Chief
Financial Officer,
Customer Access
Resources
(privately-owned
teleservices company)
(1998 – 2000); Board
Member, Federation of
Protestant Welfare
Agencies (human
services agency) (1993
– present); and Board
Treasurer, Harlem
Dowling Westside
Center (foster care
agency) (1999 – 2018)

Lorraine H. Monchak (66) Trustee	Trustee since 2017. (Advisory Trustee from 2014 - 2017). Serves until a successor trustee is elected or earlier retirement or removal.
Chief Investment Officer, 1199 SEIU
Funds (healthcare workers union
pension funds) (2001 – present); Vice
President – International Investments
Group, American International Group,
Inc. (insurance company) (1993 –
2001); Vice President Corporate
Finance and Treasury Group, Citibank,
N.A.(1980 – 1986 and 1990 – 1993);
Vice President – Asset/Liability
Management Group, Federal Farm
Funding Corporation (government-
sponsored issuer of debt securities)
(1988 – 1990); Mortgage Strategies
Group, Shearson Lehman Hutton, Inc.
(investment bank) (1987 – 1988);
Mortgage Strategies Group, Drexel
Burnham Lambert, Ltd. (investment
bank) (1986 – 1987)
None

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Marguerite A. Piret (73) Trustee	Trustee since 1995. Serves until a successor trustee is elected or earlier retirement or removal.
Chief Financial Officer, American Ag
Energy, Inc. (controlled environment
and agriculture company) (2016 –
present); President and Chief Executive
Officer, Metric Financial Inc. (formerly
known as Newbury Piret Company)
(investment banking firm) (1981 –
2019)
Director of New America High Income Fund, Inc. (closed-end investment company) (2004 – present); and Member, Board of Governors, Investment Company Institute (2000 – 2006)
Fred J. Ricciardi (75) Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal.
Private investor (2020 – present);
Consultant (investment company
services) (2012 – 2020); Executive Vice
President, BNY Mellon (financial and
investment company services) (1969 –
2012); Director, BNY International
Financing Corp. (financial services)
(2002 – 2012); Director, Mellon
Overseas Investment Corp. (financial
services) (2009 – 2012); Director,
Financial Models (technology)
(2005-2007); Director, BNY Hamilton
Funds, Ireland (offshore investment
companies) (2004-2007); Chairman/
Director, AIB/BNY Securities Services,
Ltd., Ireland (financial services)
(1999-2006); Chairman, BNY
Alternative Investment Services, Inc.
(financial services) (2005-2007)
None

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Interested Trustees:
Lisa M. Jones (60)** Trustee, President and Chief Executive Officer	Trustee since 2017. Serves until a successor trustee is elected or earlier retirement or removal
Director, CEO and President of
Amundi US, Inc. (investment
management firm) (since September
2014); Director, CEO and President of
Amundi Asset Management US, Inc.
(since September 2014); Director, CEO
and President of Amundi Distributor
US, Inc. (since September 2014);
Director, CEO and President of
Amundi Asset Management US, Inc.
(since September 2014); Chair, Amundi
US, Inc., Amundi Distributor US, Inc.
and Amundi Asset Management US,
Inc. (September 2014 – 2018);
Managing Director, Morgan Stanley
Investment Management (investment
management firm) (2010 – 2013);
Director of Institutional Business, CEO
of International, Eaton Vance
Management (investment management
firm) (2005 – 2010); Director of
Amundi Holdings US, Inc. (since 2017)
None
Kenneth J. Taubes (64)** Trustee	Trustee since 2014. Serves until a successor trustee is elected or earlier retirement or removal
Director and Executive Vice President
(since 2008) and Chief Investment
Officer, U.S. (since 2010) of Amundi
US, Inc. (investment management
firm); Director and Executive Vice
President and Chief Investment Officer,
U.S. of Amundi US (since 2008);
Executive Vice President and Chief
Investment Officer, U.S. of Amundi
Asset Management US, Inc. (since
2009); Portfolio Manager of Amundi
US (since 1999); Director of Amundi
Holdings US, Inc. (since 2017)
None
Trust Officers:
Christopher J. Kelley (57) Secretary and Chief Legal Officer	Since 2003. Serves at the discretion of the Board
Vice President and Associate General
Counsel of Amundi US since January
2008; Secretary and Chief Legal Officer
of all of the Pioneer Funds since June
2010; Assistant Secretary of all of the
Pioneer Funds from September 2003 to
May 2010; Vice President and Senior
Counsel of Amundi US from July 2002
to December 2007
None
Thomas Reyes (59) Assistant Secretary	Since 2010. Serves at the discretion of the Board	Assistant General Counsel of Amundi US since May 2013 and Assistant Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US from June 2007 to May 2013	None

Name, Age and Position Held With the Trust	Term of Office and Length of Service	Principal Occupation(s) During At Least The Past Five Years	Other Directorships Held by Trustee During At Least The Past Five Years
Anthony J. Koenig, Jr. (58) Treasurer and Chief Financial and Accounting Officer	Since 2021. Serves at the discretion of the Board
Senior Vice President – Fund Treasury
of Amundi US; Treasurer of all of the
Pioneer Funds since May 2021;
Assistant Treasurer of all of the Pioneer
Funds from January 2021 to May 2021;
and Chief of Staff, US Investment
Management of Amundi US from May
2008 to January 2021
None
Luis I. Presutti (57) Assistant Treasurer	Since 2000. Serves at the discretion of the Board	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer of all of the Pioneer Funds since 1999	None
Gary Sullivan (64) Assistant Treasurer	Since 2002. Serves at the discretion of the Board	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant Treasurer of all of the Pioneer Funds since 2002	None
Antonio Furtado (40) Assistant Treasurer	Since 2020. Serves at the discretion of the Board	Fund Oversight Manager – Fund Treasury of Amundi US since 2020; Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund Treasury Analyst from 2012 - 2020	None
Michael Melnick (51) Assistant Treasurer	Since 2021. Serves at the discretion of the Board
Vice President - Deputy Fund
Treasurer of Amundi US since May
2021; Assistant Treasurer of all of the
Pioneer Funds since July 2021; Director
of Regulatory Reporting of Amundi US
from 2001 – 2021; and Director of Tax
of Amundi US from 2000 - 2001
None
John Malone (51) Chief Compliance Officer	Since 2018. Serves at the discretion of the Board
Managing Director, Chief Compliance
Officer of Amundi US Asset
Management; Amundi Asset
Management US, Inc.; and the Pioneer
Funds since September 2018; Chief
Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
None
Brandon Austin (50) Anti-Money Laundering Officer	Since March 2022. Serves at the discretion of the Board
Director, Financial Security – Amundi
Asset Management; Anti-Money
Laundering Officer of all the Pioneer
Funds since March 2022 Director of
Financial Security of Amundi US since
July 2021; Vice President, Head of BSA,
AML and OFAC, Deputy Compliance
Manager, Crédit Agricole Indosuez
Wealth Management (investment
management firm) (2013 – 2021)
None
*
Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.
**
Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the portfolio’s investment adviser and certain of its affiliates.
Board committees
The Board of Trustees is responsible for overseeing the portfolio’s management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute more than 75% of the Board. During the most recent fiscal year, the Board of Trustees held 6 meetings. Each Trustee attended at least 75% of such meetings.

The Trustees were selected to join the Board based upon the following as to each Board member: such person’s character and integrity; such person’s judgment, analytical ability, intelligence, and common sense; such person’s experience and previous profit and not-for-profit board membership; such person’s demonstrated willingness to take an independent and questioning stance toward management; such person’s willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an “interested person” as defined under the 1940 Act; and, as to Ms. Jones and Mr. Taubes, their association with Amundi US. Each Trustee also serves on the Boards of Trustees of other exchange-listed closed-end funds, closed-end interval funds, and open-end funds, all part of the Pioneer Funds complex, and has substantial experience protecting fund shareholders’ interests. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Charter of the Trust’s Governance and Nominating Committee. In evaluating a Trustee’s prospective service on the Board, the Trustee’s experience in, and ongoing contributions toward, overseeing the portfolio’s business as a Trustee also are considered.
In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Baumgardner, legal, investment management, business and public company experience as an attorney practicing investment management, corporate and securities law and experience as a board member of other organizations; Ms. Durnin, investment management and investment company experience as an executive officer of an investment adviser; Mr. Friedman, academic leadership, economic and finance experience and investment company board experience; Mr. MacKay, investment, financial and business experience as a partner in an investment banking firm and experience as a board member of other organizations; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations; Ms. Jones, investment management experience as an executive and leadership roles with Amundi US and its affiliates; and Mr. Taubes, portfolio management experience and leadership roles with Amundi US. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the portfolios.
The Trust’s Amended and Restated Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.
The Board of Trustees has five standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.
The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the portfolios, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the portfolio’s affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee and the Valuation Committee, of each of which he is a non-voting, ex-officio member.

During the most recent fiscal year, the Independent Trustees, Audit, Governance and Nominating, Policy Administration, and Valuation Committees held 6, 5, 5, 4 and 4 meetings, respectively.
Independent Trustees Committee
John E. Baumgardner, Jr., Diane Durnin, Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Thomas J. Perna (Chair), Marguerite A. Piret and Fred J. Ricciardi.
The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the portfolio’s advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.
Audit Committee
Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak and Fred J. Ricciardi (Chair).
The Audit Committee, among other things, oversees the accounting and financial reporting policies and practices of the portfolio, oversees the quality and integrity of the portfolio’s financial statements, approves, and recommends to the Independent Trustees for their ratification, the engagement of the portfolio’s independent registered public accounting firm, reviews and evaluates the accounting firm’s qualifications, independence and performance, and approves the compensation of the accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the portfolio by the portfolio’s accounting firm and all permissible non-audit services provided by the portfolio’s accounting firm to Amundi US and any affiliated service providers of the portfolio if the engagement relates directly to the portfolio’s operations and financial reporting.
Governance and Nominating Committee
John E. Baumgardner, Jr. (Chair), Diane Durnin, and Thomas J. Perna.
The Governance and Nominating Committee considers governance matters affecting the Board and the portfolios. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board’s committee structure and the Independent Trustees’ compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.
In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience, expertise and characteristics for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee’s procedure, if any, regarding candidates submitted by shareholders. The Governance and Nominating Committee also strives to achieve diversity of the Board of Trustees with respect to attributes such as race, ethnicity, gender, cultural background, skills and professional experience when reviewing candidates for any Board vacancies. The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant:
•
whether the person has a reputation for integrity, honesty and adherence to high ethical standards;
•
whether the person has demonstrated business acumen and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the portfolios and whether the person is willing and able to contribute positively to the decision-making process of the portfolios;

•
whether the person has a commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the portfolios and the responsibilities of a trustee of an investment company;
•
whether the person has the ability to understand the sometimes conflicting interests in respect of the portfolios, including those of shareholders and the management company, and to act in the interests of shareholders;
•
whether the person has, or appears to have a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a trustee; and
•
that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.
The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees’ oversight of the portfolio’s affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.
The Governance and Nominating Committee does not have a formal policy for considering trustee nominees submitted by the portfolio’s shareholders. Nonetheless, the Nominating Committee may, on an informal basis, consider any shareholder recommendations of nominees that it receives. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such persons that is required to be included in solicitations of proxies for the election of trustees.
Policy Administration Committee
Thomas J. Perna (Chair), John E. Baumgardner Jr., Diane Durnin, and Marguerite A. Piret.
The Policy Administration Committee, among other things, oversees and monitors the portfolio’s compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the portfolio’s internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the portfolio’s policies and procedures.
Valuation Committee
Benjamin M. Friedman, Craig C. MacKay, Lorraine H. Monchak, Marguerite A. Piret (Chair), and Fred J. Ricciardi.
The Valuation Committee, among other things, determines with Amundi US the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with the portfolio’s valuation procedures.
Oversight of risk management
Consistent with its responsibility for oversight of the portfolios in the interests of shareholders, the Board of Trustees has established a framework for the oversight of various risks relating to the portfolios, including the oversight of the identification of risks and the management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on Amundi US and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the portfolios, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other portfolios service providers.
The portfolios faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the portfolios.
Most of the portfolio’s investment management and business operations are carried out by or through Amundi US, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the portfolios’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the portfolio’s service providers could have a material adverse effect on the portfolios and its shareholders.
Under the overall supervision of the Board or the applicable committee of the Board, Amundi US and the affiliates of Amundi US, or other service providers to the portfolios, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the portfolio’s and Amundi US’s chief compliance officer and Amundi US’s chief risk officer and director of internal audit, as well as various personnel of Amundi US and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information.
The Trustees recognize that not all risks that may affect the portfolios can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the portfolio’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the portfolios or Amundi US and its affiliates or other service providers. Because most of the portfolios’s operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. (See “Cybersecurity issues” above.) As a result of the foregoing and other factors, the portfolios’s ability to manage risk is subject to substantial limitations.
It is important to note that the portfolios is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.
Compensation of officers and trustees
The Pioneer Funds, including the portfolios, compensate their Trustees. The Independent Trustees review and set their compensation annually, taking into consideration the committee and other responsibilities assigned to specific Trustees. The table under “Annual Fees, Expense and Other Information — Compensation of Officers and Trustees” sets forth the compensation paid to each of the Trustees. The compensation paid to the Trustees is then allocated among the portfolios as follows:
•
each portfolio with assets less than $250 million pays each Independent Trustee an annual fee of $1,000.
•
the remaining compensation of the Independent Trustees is allocated to each portfolio with assets greater than $250 million based on the portfolio’s net assets.
•
the Interested Trustees receive an annual fee of $500 from each portfolio, except in the case of portfolios with net assets of $50 million or less, which pay each Interested Trustee an annual fee of $200. Amundi US reimburses these portfolios for the fees paid to the Interested Trustees.
Except for the chief compliance officer, the Trust portfolio does not pay any salary or other compensation to its officers. Each portfolio pays a portion of the chief compliance officer's compensation for their services as the portfolio's chief compliance officer. Amundi US pays the remaining portion of the chief compliance officer's compensation.
See “Compensation of Officers and Trustees” in “Annual Fee, Expense and Other Information.”
Sales loads
Each portfolio offers its shares to Trustees and officers of the portfolio and employees of Amundi US and its affiliates without a sales charge in order to encourage investment in the portfolio by individuals who are responsible for its management and because the sales to such persons do not entail any sales effort by the portfolio, brokers or other intermediaries.

Other information
The Amended and Restated Agreement and Declaration of Trust provides that no Trustee, officer or employee of a portfolio shall be liable to a portfolio or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The Amended and Restated Agreement and Declaration of Trust requires the Trust portfolio to indemnify each Trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to a portfolio or shareholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The Amended and Restated Agreement and Declaration of Trust extends to Trustees, officers and employees of the Trust portfolio the full protection from liability that the law allows.
Material Relationships of the Independent Trustees
Mr. Baumgardner, an Independent Trustee, is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of all of the Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Pioneer Funds was approximately $752,913 and $626,073 in each of 2020 and 2021.
Share ownership
See “Annual Fee, Expense and Other Information” for information on the ownership of portfolio shares by the Trustees, the Trust portfolio’s officers and owners in excess of 5% of any class of shares of a portfolio and a table indicating the value of shares that each Trustee beneficially owns in the Trust portfolio and in all the Pioneer Funds.
Proxy voting policies
Information regarding how the Trust portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available to shareowners without charge at https://amundi.com/us and on the SEC’s website at https://www.sec.gov. Each portfolio’s proxy voting policies and procedures are attached as “Appendix B.”
4. Investment Adviser
The Trust on behalf of each portfolio has entered into a management agreement (hereinafter, the “management contract”) with Amundi US pursuant to which Amundi US acts as each portfolio’s investment adviser. Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi Holdings US, Inc. Prior to January 1, 2021, Amundi US was known as Amundi Pioneer Asset Management, Inc.
Amundi is controlled by Credit Agricole S.A., a French credit institution. Credit Agricole S.A. holds approximately 68% of Amundi’s share capital. The remaining shares of Amundi are held by institutional and retail investors.
Certain Trustees or officers of the Trust are also directors and/or officers of certain of Amundi’s subsidiaries (see management biographies above). Amundi US has entered into participating affiliate agreements with certain of its affiliates, including Amundi and certain subsidiaries of Amundi, pursuant to which these affiliates provide services, including investment management and trading services, to Amundi US.
As a portfolio’s investment adviser, Amundi US provides a portfolio with investment research, advice and supervision and furnishes an investment program for a portfolio consistent with a portfolio’s investment objective and policies, subject to the supervision of the Trustees. Amundi US determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to a portfolio’s securities transactions, and reports to the Trustees on a portfolio’s investments and performance.
The management contract will continue in effect from year to year provided such continuance is specifically approved at least annually (i) by the Trustees of the Trust or by a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act), and (ii) in either event, by a majority of the Independent Trustees of the Trust, with such Independent Trustees casting votes in person at a meeting called for such purpose.

The management contract may be terminated without penalty by the Trustees of the trust or by vote of a majority of the outstanding voting securities of the Trust on not more than 60 days’ nor less than 30 days’ written notice to Amundi US, or by Amundi US on not less than 90 days’ written notice to the Trust, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by Amundi US. The management contract is not assignable by the portfolios except with the consent of Amundi US.
The Trustees’ approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act. Pursuant to the management contract, Amundi US assumes no responsibility other than to render the services called for under the management contract, in good faith, and Amundi US will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the portfolios. Amundi US, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management agreement. The management contract requires Amundi US to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Amundi US is not responsible for any of the portfolio’s ordinary and extraordinary expenses.
Advisory Fee. As compensation for the management services each portfolio pays Amundi US a fee at the annual rate of the applicable portfolio’s average daily net assets set forth below.
Portfolio	Management Fee as a Percentage of Portfolio’s Average Daily Net Assets
Bond VCT Portfolio	0.40%
Equity Income VCT Portfolio	0.65% up to $1 billion and 0.60% on assets over $1 billion
Pioneer Fund VCT Portfolio	0.65%
High Yield VCT Portfolio	0.65% up to $1 billion and 0.60% on assets over $1 billion
Mid Cap Value VCT Portfolio	0.65%
Real Estate Shares VCT Portfolio	0.80% up to $500 million and 0.75% on assets over $500 million
Select Mid Cap Growth VCT Portfolio	0.74%
Strategic Income VCT Portfolio	0.65%
The above management fees are accrued daily and paid monthly.
Expense Limitation Agreements. Amundi US has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary expenses (ordinary operating expenses means all portfolio expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce a portfolio’s total annual operating expenses to a specified percentage of average daily net assets of that class as indicated below attributable to a specific class. Further, Amundi US has agreed to waive its fees and/or reimburse the portfolio-wide expenses attributable to any other authorized class of a portfolio’s shares to the same extent that such expenses are reduced for that portfolio’s Class I or Class II shares, as the case may be. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class’ net assets and expense limit, which may exceed 0.01% annually. In no event shall Amundi Distributor US, Inc. be required to waive or Amundi US reimburse any fees payable under the Trust’s Rule 12b-1 Plan. Amundi US expects to continue its limitation of expenses for the relevant portfolio unless the expense limit agreement on behalf of the portfolio is terminated pursuant to the terms of the expense limit agreement.
Portfolio	Percentage of Portfolio’s Average Daily Net Assets
Bond VCT	0.62% (Class I)
High Yield VCT	0.90% (Class I)
High Yield VCT	1.15% (Class II)
Strategic Income VCT	0.75% (Class I)
Strategic Income VCT	1.00% (Class II)

These expense limitations are in effect through May 1, 2023. There can be no assurance that Amundi US will extend the expense limitations beyond May 1, 2023. While in effect, the arrangement may be terminated for a class only by agreement of Amundi US and the Board of Trustees.
See “Annual Fee, Expense and Other Information” for the management fees paid to Amundi US during recently completed fiscal years.
Administration Agreement. The Trust entered into an amended and restated administration agreement with Amundi US, pursuant to which Amundi US acts as each portfolio’s administrator, performing certain accounting, administration and legal services for the portfolios. Pursuant to the amended and restated administration agreement Amundi US is reimbursed for its costs of providing such services. The costs of these services is based on direct costs and costs of overhead, subject to the Board of Trustees. See “Annual Fee, Expense and Other Information” for fees the portfolios paid to Amundi US for administration and related services. In addition, The Bank of New York Mellon (“BNY Mellon”) performs certain sub-administration services for the portfolios pursuant to an agreement with Amundi US and the Trust.
Under the terms of the amended and restated administration agreement, Amundi US pays or reimburses the portfolios for expenses relating to its services for the portfolios, with the exception of the following, which are to be paid by the portfolios: (a) charges and expenses for portfolio accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Amundi US, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the portfolio ; (d) issue and transfer taxes, chargeable to the portfolios in connection with securities transactions to which the portfolios are a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the portfolio to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the portfolio and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the portfolios and the Trustees; (i) any distribution fees paid by the portfolios in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the portfolios who are not affiliated with or interested persons of Amundi US, the portfolios (other than as Trustees), Amundi Holdings US, Inc. or Amundi Distributor US, Inc.; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any (m) fees payable by the portfolios under management agreements and the administration agreement; and (n) extraordinary expenses. The portfolios shall also assume and pay any other expense that the portfolios, Amundi US or any other agent of the portfolios may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the portfolios. The portfolios shall pay all fees and expenses to be paid by the portfolios under the sub-administration agreement with BNY Mellon. In addition, the portfolios shall pay all brokers' and underwriting commissions chargeable to the portfolios in connection with securities transactions to which the portfolios are a party.
Potential Conflicts of Interest. Amundi US also serves as investment adviser to other mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of a portfolio. Securities frequently meet the investment objectives of a portfolio and these other mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one portfolio or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each portfolio or account presently has in a particular industry and the availability of investment funds in each portfolio or account.
It is possible that at times identical securities will be held by more than one portfolio and/or account. However, positions in the same issue may vary and the length of time that any portfolio or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer Mutual Funds or a private account managed by Amundi US seeks to acquire the same security at about the same time, a portfolio may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a portfolio may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Amundi US decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for a portfolio. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other accounts managed by Amundi US may have the same or similar investment objectives and policies as a portfolio, their portfolios do not generally consist of the same investments as a portfolio or each other, and their performance results are likely to differ from those of a portfolio.
Personal Securities Transactions. The portfolios, Amundi US and Amundi Distributor US, Inc. have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees, including, in the case of Amundi US’s code, designated employees of certain of Amundi US’s affiliates. Each code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the portfolios, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. Each code is on public file with and available from the SEC.
5. Principal underwriter and distribution plan
Amundi Distributor US, Inc., 60 State Street, Boston, Massachusetts 02109, serves as the principal underwriter for the Trust, on behalf of the portfolios, in connection with the continuous offering of shares of the portfolios. Amundi Distributor US, Inc. is an indirect wholly owned subsidiary of Amundi Holdings US, Inc. Prior to January 1, 2021, the portfolio's distributor was named Amundi Pioneer Distributor, Inc.
Each portfolio entered into an underwriting agreement with Amundi Distributor US, Inc. which provides that Amundi Distributor US, Inc. will bear expenses for the distribution of the portfolio’s shares, except for expenses incurred by Amundi Distributor US, Inc. for which it is reimbursed or compensated by the portfolio under the distribution plan (discussed below). Amundi Distributor US, Inc. bears all expenses it incurs in providing services under the underwriting agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution-related services performed for the portfolio. Amundi Distributor US, Inc. also pays certain expenses in connection with the distribution of the portfolio’s shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. Each portfolio bears the cost of registering its shares under federal and state securities law and the laws of certain non-U.S. countries. Under the underwriting agreement, Amundi Distributor US, Inc. will use its best efforts in rendering services to the portfolio.
A portfolio will not generally issue shares for consideration other than cash. At a portfolio’s sole discretion, however, it may issue shares for consideration other than cash in connection with an acquisition of portfolio securities pursuant to a purchase of assets, merger or other reorganization.
It is a portfolio’s general practice to repurchase its shares of beneficial interest for cash consideration in any amount; however, the redemption price of shares of a portfolio may, at Amundi US’s discretion, be paid in portfolio securities. Each portfolio has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the portfolio’s net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the portfolio will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at their value employed in determining the portfolio’s net asset value. You may incur additional costs, such as brokerage fees and taxes, and risks, including a decline in the value of the securities you receive, if a portfolio makes an in-kind distribution. The selection of such securities will be made in such manner as the Board deems fair and reasonable; however, a portfolio will not distribute illiquid securities in kind.

Class II 12b-1 Plan
The Trust, on behalf of its portfolios, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to its Class II shares pursuant to which the Class II shares of the portfolio will pay a distribution fee at the annual rate of up to 0.25% of the portfolio’s average daily net assets. The distribution fee is intended to compensate Amundi Distributor US, Inc. for its Class II distribution services to the portfolio. The Trust has not adopted a distribution plan with respect to its portfolios’ Class I shares.
In accordance with the terms of the distribution plan, Amundi Distributor US, Inc. provides to the portfolio for review by the Trustees a quarterly written report of the amounts expended and the purpose for which such expenditures were made. In the Trustees’ quarterly review of the distribution plan, they will consider the continued appropriateness and the level of compensation the distribution plan provides. The portfolio may participate in joint distribution activities with other Pioneer funds. The costs associated with such joint distribution activities are allocated to a portfolio based on the number of shares sold. The distribution plan is a compensation plan, which means that the amount of payments under the plan are not linked to Amundi Distributor US, Inc.’s expenditures, and, consequently, Amundi Distributor US, Inc. can make a profit under the plan.
No interested person of the Trust, nor any Trustee of the Trust who is not an interested person of the Trust, has any direct or indirect financial interest in the operation of the distribution plan except to the extent that Amundi Distributor US, Inc. and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the distribution plan by a portfolio and except to the extent certain officers may have an interest in Amundi Distributor US, Inc.’s ultimate parent, Amundi, or in Amundi’s subsidiaries.
The distribution plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Trust, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the distribution plan), cast in person at a meeting called for the purpose of voting on the distribution plan. In approving the distribution plan, the Trustees identified and considered a number of potential benefits which the distribution plan may provide. The Board of Trustees believes that there is a reasonable likelihood that the distribution plan will benefit each portfolio and its current and future shareholders. Under its terms, the distribution plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The distribution plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the class affected thereby, and material amendments of the distribution plan must also be approved by the Trustees in the manner described above. The distribution plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the distribution plan, or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Class and portfolio of the Trust.
Additional Payments to Financial Intermediaries
The financial intermediaries through which variable life and annuity products (“variable products”) that invest in shares of the portfolios may receive all or a portion of the sales charges and/or premium in connection with the sale of the variable product. Amundi US or one or more of its affiliates (collectively, “Amundi US Affiliates”) may make additional cash payments to financial intermediaries in connection with the promotion and sale of variable products that invest in shares of the portfolios. Amundi US Affiliates make these payments from their own resources, which include resources that derive from compensation for providing services to the portfolios. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that promote the investment of the assets of a variable product in shares of the portfolios receive one or more types of these payments. The financial intermediary typically initiates requests for additional compensation. Amundi US negotiates these arrangements individually with financial intermediaries, and the amount of payments and the specific arrangements may differ significantly. A financial intermediary also may receive different levels of compensation with respect to sales or assets attributable to different types of clients of the same intermediary or different Pioneer funds. Where services are provided, the costs of providing the services and the overall array of services provided may vary from one financial intermediary to another. Amundi US Affiliates do not make an independent assessment of the cost of providing such services. While the financial intermediaries may request additional compensation from Amundi US to offset costs incurred by the financial intermediary in servicing its clients, the financial intermediary may earn a profit on these payments, since the amount of the payment may exceed the financial intermediary’s costs. In this context, “financial intermediary” includes any broker, dealer, bank (including bank trust departments), insurance company, transfer agent, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administrative, shareholder servicing or similar agreement with Amundi US Affiliates.
A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and it clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the variable products that include the portfolio or to invest in the portfolios the through such variable products over other mutual funds. The receipt of additional compensation for Amundi US Affiliates may be an important consideration in a financial intermediary’s willingness to support the selection of the portfolios as an investment option under a variable product. Amundi US Affiliates are motivated to make the payments described above since they promote investment in the portfolios and the retention of those investments by clients of financial intermediaries. In certain cases these payments could be significant to the financial intermediary. The financial intermediary may categorize and disclose these arrangements differently than Amundi US Affiliates do. To the extent that clients of the financial intermediaries invest more of the assets of a variable product in one or more portfolios, Amundi US Affiliates benefit from the incremental management and other fees paid to Amundi US Affiliates by the portfolios with respect to those assets.
Revenue Sharing Payments. Amundi US Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the portfolios. The benefits Amundi US Affiliates receive when they make these payments include, among other things, entry into or increased visibility in the financial intermediary’s sales system, participation by the intermediary in the distributor’s marketing efforts (such as helping facilitate or providing financial assistance for conferences, seminars or other programs at which Amundi US personnel may make presentations on the portfolios to the intermediary’s sales force), placement on the financial intermediary’s preferred fund list, and access (in some cases, on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including Pioneer funds in its fund sales system (on its “shelf space”). Amundi US Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.
Other Cash Payments. From time to time, Amundi US Affiliates, at their expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of shares of portfolios. Such compensation provided by Amundi US Affiliates may include financial assistance to financial intermediaries that enable Amundi US Affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Amundi US Affiliates make payments for entertainment events they deem appropriate, subject to Amundi US Affiliates’ guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.
Revenue Sharing Payments by the Sponsor of a Variable Product. In addition to the payments by Amundi US, the sponsor of variable products that invest in the portfolios may similarly compensate financial intermediaries out of their own resources. You should consult the prospectus for the variable product to learn more about payments, if any, made by the sponsor of your variable product.
6. Custodian and sub-administrator
The Bank of New York Mellon (“BNY Mellon”), 225 Liberty Street, New York, New York 10286, is the custodian of the Trust portfolio’s assets. The custodian’s responsibilities include safekeeping and controlling the Trust portfolio’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Trust portfolio’s investments.

BNY Mellon also performs certain fund accounting and fund administration services for the Pioneer Fund complex, including the portfolios. For performing such services, BNY Mellon receives fees based on complex-wide assets.
7. Independent registered public accounting firm
Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116-5072, independent registered public accounting firm, provided audit services, tax return review services, and assistance and consultation to each portfolio with respect to filings with the SEC for the fiscal year ended December 31, 2021.
8. Portfolio management
Additional Information about the Portfolio Managers
Other Accounts Managed by the Portfolio Managers. The following tables indicate, for each portfolio manager of the applicable portfolio, information about the accounts other than the portfolio over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2021. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.
Bond VCT
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Kenneth J. Taubes	Other Registered Investment Companies	5	$10,998,082	N/A	N/A
	Other Pooled Investment Vehicles	6	$6,531,222	N/A	N/A
	Other Accounts	8	$2,532,362	N/A	N/A
Brad Komenda	Other Registered Investment Companies	4	$10,660,148	N/A	N/A
	Other Pooled Investment Vehicles	12	$7,862,366	N/A	N/A
	Other Accounts	17	$5,090,404	N/A	N/A
Timothy Rowe	Other Registered Investment Companies	2	$5,737,778	N/A	N/A
	Other Pooled Investment Vehicles	2	$2,377,230	N/A	N/A
	Other Accounts	22	$9,293,229	N/A	N/A
Jonathan Scott	Other Registered Investment Companies	3	$10,206,590	N/A	N/A
	Other Pooled Investment Vehicles	5	$4,875,734	N/A	N/A
	Other Accounts	12	$5,388,450	N/A	N/A

Equity Income VCT
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
John A. Carey	Other Registered Investment Companies	3	$10,962,468	1	$8,350,315
	Other Pooled Investment Vehicles	7	$5,194,789	N/A	N/A
	Other Accounts	1	$254,392	N/A	N/A
Walter Hunnewell, Jr.	Other Registered Investment Companies	2	$2,906,688	N/A	N/A
	Other Pooled Investment Vehicles	4	$588,940	N/A	N/A
	Other Accounts	1	$254,392	N/A	N/A
Sammi Truong	Other Registered Investment Companies	2	$2,454,347	N/A	N/A
	Other Pooled Investment Vehicles	2	$438,817	N/A	N/A
	Other Accounts	1	$254,392	N/A	N/A
Pioneer Fund VCT
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Jeff Kripke	Other Registered Investment Companies	1	$8,350,315	1	$8,350,315
	Other Pooled Investment Vehicles	5	$4,755,972	N/A	N/A
	Other Accounts	0	$0	N/A	N/A
John A. Carey	Other Registered Investment Companies	3	$10,924,750	1	$8,350,315
	Other Pooled Investment Vehicles	7	$5,194,789	N/A	N/A
	Other Accounts	1	$254,392	N/A	N/A
Craig Sterling	Other Registered Investment Companies	4	$13,013,522	1	$8,350,315
	Other Pooled Investment Vehicles	8	$6,630,468	N/A	N/A
	Other Accounts	1	$129,759	N/A	N/A
James Yu	Other Registered Investment Companies	1	$8,350,315	1	$8,350,315
	Other Pooled Investment Vehicles	5	$4,755,972	N/A	N/A
	Other Accounts	0	$0	N/A	N/A
High Yield VCT
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Andrew Feltus	Other Registered Investment Companies	8	$6,340,255	N/A	N/A
	Other Pooled Investment Vehicles	22	$8,961,091	N/A	N/A

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
	Other Accounts	7	$1,869,483	N/A	N/A
Matthew Shulkin	Other Registered Investment Companies	4	$1,296,257	N/A	N/A
	Other Pooled Investment Vehicles	18	$4,747,280	N/A	N/A
	Other Accounts	5	$802,527	N/A	N/A
Kenneth Monaghan	Other Registered Investment Companies	8	$1,859,125	N/A	N/A
	Other Pooled Investment Vehicles	26	$5,677,631	N/A	N/A
	Other Accounts	4	$506,937	N/A	N/A
Mid Cap Value VCT
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Timothy P, Stanish	Other Registered Investment Companies	2	$804,099	1	$802,881
	Other Pooled Investment Vehicles	1	$249,148	N/A	N/A
	Other Accounts	0	$0	N/A	N/A
Raymond Haddad	Other Registered Investment Companies	3	$918,272	1	$802,881
	Other Pooled Investment Vehicles	0	$0	N/A	N/A
	Other Accounts	0	$0	N/A	N/A
John Arege	Other Registered Investment Companies	1	$789,206	1	$789,206
	Other Pooled Investment Vehicles	0	$0	N/A	N/A
	Other Accounts	0	$0	N/A	N/A
Real Estate Shares VCT
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Raymond Haddad	Other Registered Investment Companies	3	$1,019,217	1	$802,881
	Other Pooled Investment Vehicles	0	$0	N/A	N/A
	Other Accounts	0	$0	N/A	N/A
Select Mid Cap Growth VCT
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Ken Winston	Other Registered Investment Companies	1	$2,753,690	N/A	N/A
	Other Pooled Investment Vehicles	1	$90,256	N/A	N/A
	Other Accounts	0	$0	N/A	N/A

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Shaji John	Other Registered Investment Companies	1	$2,753,690	N/A	N/A
	Other Pooled Investment Vehicles	1	$90,256	N/A	N/A
	Other Accounts	0	$0	N/A	N/A
David Sobell	Other Registered Investment Companies	1	$2,753,690	N/A	N/A
	Other Pooled Investment Vehicles	1	$90,256	N/A	N/A
	Other Accounts	0	$0	N/A	N/A
Strategic Income VCT
Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Kenneth J. Taubes	Other Registered Investment Companies	5	$11,136,680	N/A	N/A
	Other Pooled Investment Vehicles	6	$6,531,222	N/A	N/A
	Other Accounts	8	$2,532,362	N/A	N/A
Andrew Feltus	Other Registered Investment Companies	8	$6,338,909	N/A	N/A
	Other Pooled Investment Vehicles	22	$8,961,091	N/A	N/A
	Other Accounts	7	$1,869,483	N/A	N/A
Brad Komenda	Other Registered Investment Companies	4	$10,798,747	N/A	N/A
	Other Pooled Investment Vehicles	12	$7,862,366	N/A	N/A
	Other Accounts	17	$5,090,404	N/A	N/A
Jonathan Scott	Other Registered Investment Companies	3	$10,345,188	N/A	N/A
	Other Pooled Investment Vehicles	5	$4,875,734	N/A	N/A
	Other Accounts	12	$5,388,450	N/A	N/A
Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi US does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the portfolio as well as one or more other accounts. Although Amundi US has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi US has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests (see “Compensation of Portfolio Managers for Amundi US Advised Portfolios” below).
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A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi US believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a portfolio may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.
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A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi US will place the order in a manner intended to result in as favorable a price as possible for such client.
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A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi US receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.
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A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.
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If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi US seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
Compensation of Portfolio Managers. Amundi US has adopted a system of compensation for portfolio managers and seeks to align the financial interests of the portfolio managers with both those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi US. The compensation program for all Amundi US portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi US seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi US. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:
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Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the portfolio and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the portfolio, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%). As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.
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Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.
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Amundi US Results and Business Line Results. Amundi US’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.
The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.
Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.
Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2021 the value, within the indicated range, of shares beneficially owned by the portfolio managers of each portfolio.

Portfolio	Name of Portfolio Manager	Beneficial Ownership of the Portfolio*
Bond VCT	Kenneth J. Taubes	A
Bond VCT	Brad Komenda	A
Bond VCT	Timothy Rowe	A
Bond VCT	Jonathan Scott	A
Equity Income VCT	John A. Carey	A
Equity Income VCT	Walter Hunnewell, Jr.	A
Equity Income VCT	Sammi Truong	A
Pioneer Fund VCT	Jeff Kripke	A
Pioneer Fund VCT	John A. Carey	A
Pioneer Fund VCT	Craig Sterling.	A
Pioneer Fund VCT	James Yu	A
High Yield VCT	Andrew Feltus	A
High Yield VCT	Matthew Shulkin	A
High Yield VCT	Kenneth Monaghan	A
Mid Cap Value VCT	Raymond Haddad	A
Mid Cap Value VCT	Timothy P. Stanish	A
Mid Cap Value VCT	John Arege	A
Real Estate Shares VCT	Raymond Haddad	A
Select Mid Cap Growth VCT	Ken Winston	A
Select Mid Cap Growth VCT	Shaji John	A
Select Mid Cap Growth VCT	David Sobell	A
Strategic Income VCT	Kenneth J. Taubes	A
Strategic Income VCT	Andrew Feltus	A
Strategic Income VCT	Brad Komenda	A
Strategic Income VCT	Jonathan Scott	A
*
Key to Dollar Ranges
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	$100,001 - $500,000
F.	$500,001 - $1,000,000
G.	Over $1,000,000
9. Portfolio transactions
All orders for the purchase or sale of portfolio securities are placed on behalf of a portfolio by Amundi US pursuant to authority contained in the portfolio’s management contract. Amundi US seeks to obtain the best execution on portfolio trades on behalf of the portfolio. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Amundi US considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer’s execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

Fixed income securities purchased and sold on behalf of a portfolio normally will be traded in the over-the-counter market on a net basis (i.e. without commission) through dealers acting for their own account and not as brokers or otherwise through transactions directly with the issuer of the instrument. The cost of such securities purchased from underwriters includes an underwriter’s commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer’s markup or markdown. Amundi US normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Some securities are purchased and sold on an exchange or in over-the-counter transactions conducted on an agency basis involving a commission.
Amundi US may select broker-dealers that provide brokerage and/or research services to a portfolio and/or other investment companies or other accounts managed by Amundi US or over which they or their affiliates exercise investment discretion. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), if Amundi US determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, a portfolio may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Amundi US maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a portfolio and other investment companies or accounts managed by Amundi US are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Amundi US believes that no exact dollar value can be calculated for such services.
The research received from broker-dealers may be useful to Amundi US in rendering investment management services to a portfolio as well as other investment companies or other accounts managed by Amundi US, although not all such research may be useful to a portfolio. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Amundi US in carrying out its obligations to a portfolio. The receipt of such research has not reduced Amundi US’s normal independent research activities; however, it enables Amundi US to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.
The portfolios may participate in third-party brokerage and/or expense offset arrangements to reduce a portfolio’s total operating expenses. Pursuant to third-party brokerage arrangements, a portfolio may incur lower expenses by directing brokerage to third-party broker-dealers which have agreed to use part of their commission to pay a portfolio’s fees to service providers unaffiliated with Amundi US or other expenses. Since the commissions paid to the third party brokers reflect a commission cost that a portfolio would generally expect to incur on its brokerage transactions but not necessarily the lowest possible commission, this arrangement is intended to reduce a portfolio’s operating expenses without increasing the cost of its brokerage commissions. Since use of such directed brokerage is subject to the requirement to achieve best execution in connection with the portfolio’s brokerage transactions, there can be no assurance that such arrangements will be utilized. Pursuant to expense offset arrangements, a portfolio may incur lower transfer agency expenses due to interest earned on cash held with the transfer agent. See “Financial highlights” in the prospectus.
See the table in “Annual Fee, Expense and Other Information” for aggregate brokerage and underwriting commissions paid by a portfolio in connection with its portfolio transactions during recently completed fiscal years. The Board of Trustees periodically reviews Amundi US’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of a portfolio.

10. Description of shares
As an open-end management investment company, each portfolio continuously offers its shares and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share. When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of each portfolio are fully paid and non-assessable. Shares will remain on deposit with the portfolios’ transfer agent and certificates will not normally be issued.
Each portfolio is a series of Pioneer Variable Contracts Trust, a Delaware statutory trust (the “Trust”). Currently, the Trust consists of 8 portfolios. The Trustees have authorized the issuance of Class I and Class II shares of each portfolio. Each share of a class of a portfolio represents an equal proportionate interest in the assets of the portfolio allocable to that class. Upon liquidation of a portfolio, shareholders of each class of the portfolio are entitled to share pro rata in the portfolio’s net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.
The shares of each class of a portfolio represent an interest in the same investments of the portfolio. Each class has identical rights (based on relative net asset values) as to voting, redemption, dividends and liquidation proceeds. Each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class II shareholders have exclusive voting rights with respect to the Rule 12b-1 Plan for Class II shares.
The Trust
The Trust’s operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of January 12, 2016 (referred to in this section as the declaration). A copy of the Trust’s Certificate of Trust dated as of September 16, 1994, as amended, is on file with the office of the Secretary of State of Delaware.
Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth declaration. Some of the more significant provisions of the declaration are described below.
Shareholder Voting
The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the Trust into other entities, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.
The portfolios are not required to hold an annual meeting of shareholders, but the portfolios will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the Board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the portfolio is entitled to one vote. Under dollar-weighted voting, a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.
Shares of the portfolios are offered to insurance companies issuing Variable Contracts and to certain Qualified Plans, which are the shareholders of record of the portfolios. A contract holder is entitled to instruct his or her participating insurance company as to how to vote shares attributable to his or her Variable Contract. Each participating insurance company will vote portfolio shares attributable to a Variable Contract in accordance with voting instructions received from the contract holder. Each participating insurance company will vote portfolio shares attributable to a Variable Contract for which no timely instructions are received from a contract holder, as well as shares it owns, in the same proportion as those for which such insurance company receives voting instructions. This practice is commonly referred to as “echo voting.” As a consequence of echo voting, if only a small percentage of contract holders submits voting instructions, those contract holders may determine the outcome of proposals subject to a shareholder vote.
Election and Removal of Trustees
The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the board or by a majority of the outstanding shareholders of the trust.
Amendments to the Declaration
The trustees are authorized to amend the declaration without the vote of shareholders, subject to the limitations imposed by the 1940 Act, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.
Issuance and Redemption of Shares
The portfolios may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The portfolios may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide a portfolio with identification required by law, or if a portfolio is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.
Disclosure of Shareholder Holdings
The declaration specifically requires shareholders, upon demand, to disclose to the portfolios information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the portfolios may disclose such ownership if required by law or regulation.
Small Accounts
The declaration provides that a portfolio may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the portfolio to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.
Series and Classes
The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.
Each share of a portfolio, as a series of the trust, represents an interest in that portfolio only and not in the assets of any other series of the trust.
Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of a portfolio and requires a portfolio to indemnify a shareholder against liability arising solely from the shareholder’s ownership of shares in the portfolio. In addition, a portfolio will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration also provides that no Trustee, officer or employee of the Trust owes any duty to any person (including without limitation any shareholder), other than the Trust or any portfolio. The declaration further provides that no trustee, officer or employee of a portfolio shall be liable to the portfolio or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires a portfolio to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to a portfolio or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the portfolio the full protection from liability that the law allows.
The declaration provides that the appointment, designation or identification of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment, designation or identification shall not impose any heightened standard of care or liability on such trustee.
Derivative and Direct Actions
The declaration provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a portfolio or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the affected portfolio’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the portfolio, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the affected portfolio. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected portfolio must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the portfolio in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the portfolio’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose.
The declaration provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any series or class thereof, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a series or class, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the series or class, generally. Under the declaration, a shareholder bringing a direct claim must be a shareholder of the series or class with respect to which the direct action is brought at the time of the injury complained of, or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time.
The declaration further provides that a portfolio shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the portfolio is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against a portfolio be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.
The declaration also provides that shareholders have no rights, privileges, claims or remedies under any contract or agreement entered into by the Trust with any service provider or other agent or contract with the Trust, including, without limitation, any third party beneficiary rights, except as may be expressly provided in any service contract or agreement.

11. Pricing of shares
The net asset value per share of each class of a portfolio is determined as of the close of regular trading (normally 4:00 p.m., Eastern time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the Exchange is open for trading every weekday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. No portfolio is required to determine its net asset value per share on any day in which no purchase orders for the shares of the portfolio become effective and no shares of the portfolio are tendered for redemption.
Ordinarily, equity securities are valued at the last sale price on the principal exchange or market where they are traded. Ordinarily, investments in debt securities are valued on the basis of information furnished by a pricing service which utilizes primarily a matrix system (which reflects such factors as security prices, yields, maturities and ratings), supplemented by dealer and exchange quotations. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the current bid and asked prices.
Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by a portfolio’s independent pricing services. Generally, trading in non U.S. securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of a portfolio’s shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of a portfolio’s net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a portfolio could change on a day you cannot buy or sell shares of the portfolio.
When prices determined using the foregoing methods are not available or are considered by Amundi US to be unreliable, a portfolio uses fair value methods to value its securities in accordance with procedures approved by the portfolio’s trustees. A portfolio also may use fair value pricing methods to value its securities, including a non-U.S. security, when Amundi US determines that prices determined using the foregoing methods no longer accurately reflect the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. Valuing securities using fair value methods may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. In connection with making fair value determinations of the value of fixed income securities, the portfolios may use a pricing matrix. The prices used for these securities may differ from the amounts received by a portfolio upon the sale of the securities, and these differences may be substantial.
The net asset value per share of each class of each portfolio is computed by taking the value of all of the portfolio’s assets attributable to a class, less the portfolio’s liabilities attributable to that class, and dividing the result by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of the classes of a portfolio are accrued daily and taken into account.

12. Tax status
Each portfolio is treated as a separate entity for U.S. federal income tax purposes. Each portfolio has elected to be treated, and has qualified and intends to continue to qualify each year, as a “regulated investment company” under Subchapter M of the Code, so that it will not pay U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, a portfolio must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”), and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the portfolio’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the portfolio’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the portfolio’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the portfolio controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
For purposes of the 90% income test, the character of income earned by certain entities in which a portfolio invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the “check-the-box” regulations) will generally pass through to the portfolio. Consequently, in order to qualify as a regulated investment company, a portfolio may be required to limit its equity investments in such entities that earn fee income, rental income, or other nonqualifying income.
If a portfolio qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest income, if any, over certain disallowed deductions, the portfolio generally will not be subject to U.S. federal income tax on any income of the portfolio, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a portfolio meets such distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at the regular corporate rate on the amount retained. A portfolio may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the portfolio on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. The portfolios intend to distribute at least annually all or substantially all of their investment company taxable income (computed without regard to the dividends-paid deduction), net tax-exempt interest income, and net capital gain.
The Accounts are required to meet certain diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder in order to qualify for their expected tax treatment. Such requirements place certain limitations on the proportion of an Account’s assets that may be represented by any four or fewer investments. Specifically, the Treasury regulations provide that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of an Account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer, all interests in the same real property, and all interests in the same commodity are each considered a single investment. In addition, each U.S. government agency or instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies.
If a portfolio qualifies as a regulated investment company and its shares are held only by certain tax-exempt trusts, separate accounts, and certain other permitted categories of investors, such diversification requirements will be applied by looking through to the assets of the portfolio, rather than treating the interest in the portfolio as a separate investment of each separate account investing in the portfolio. Each portfolio intends to comply with such diversification requirements so that, assuming such look-through treatment is available, any Account invested wholly in a portfolio would also satisfy such diversification requirements.
If, for any taxable year, a portfolio fails to qualify for treatment as a regulated investment company, the portfolio will be subject to federal corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders), and distributions to its shareholders will constitute ordinary income to the extent of such portfolio’s available earnings and profits. In addition, if a portfolio fails to qualify as a regulated investment company, fails to comply with the diversification requirements of Section 817(h) of the Code and the regulations thereunder, or fails to limit the holding of portfolio shares to the permitted investors described above, then Variable Contracts invested in that portfolio might not qualify as life insurance or annuity contracts under the Code, and contract holders could be currently taxed on the investment earnings that have accrued under their contracts during or prior to the year in which the failure occurs. In such a case, current taxation could also be required in all future taxable periods. Under certain circumstances, a portfolio may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the portfolio may incur significant portfolio-level taxes and may be forced to dispose of certain assets. For additional information concerning the consequences of failure to meet the requirements of Section 817(h), see the applicable Variable Contract’s prospectus.
The portfolios are not expected to be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year because that tax does not apply to regulated investment companies, like the portfolios, whose only shareholders are certain tax-exempt trusts and segregated asset accounts of life insurance companies held in connection with variable annuity contracts or variable life insurance policies.
For a Variable Contract to qualify for tax-favored treatment, assets in the Accounts supporting the Variable Contract must be considered to be owned by the Participating Insurance Company and not by the contract holder. Under current U.S. federal income tax law, if a contract holder has excessive control over the investments made by an Account, the contract owner will be taxed currently on income and gains from the Account or portfolio. Under those circumstances, the contract holder would not derive the tax benefits normally associated with variable life insurance or variable annuities.
Generally, according to the Internal Revenue Service (the “IRS”), there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying portfolio. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to portfolios that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.
With respect to this first aspect of investor control, the relationship between the portfolios and the Variable Contracts that propose the portfolios as investment options is designed to satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the portfolios reserve the right to make such changes as are deemed necessary or appropriate to reduce the risk that Variable Contracts might be subject to current taxation because of investor control.

The second way that impermissible investor control might exist concerns the actions of contract holders. Under the IRS pronouncements, a contract holder may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. A contract holder thus may not select or direct the purchase or sale of a particular investment of the portfolios. All investment decisions concerning the portfolios must be made by the portfolio managers in their sole and absolute discretion, and not by any contract holder. Furthermore, under the IRS pronouncements, a contract holder may not communicate directly or indirectly with such portfolio managers or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by the portfolios.
The IRS may issue additional guidance on the investor control doctrine, which might further restrict the actions of contract holders or features of the Variable Contracts. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax contract holders currently on income and gains from the portfolios such that the contract holders would not derive the tax benefits normally associated with variable life insurance or variable annuities.
All dividends are treated for federal income tax purposes as received by the Participating Insurance Company or Qualified Plan rather than by the contract holder or Qualified Plan participant.
Although dividends generally will be treated as distributed when paid, any dividend declared by a portfolio in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. In addition, certain distributions made after the close of a taxable year of a portfolio may be “spilled back” and treated for certain purposes as paid by the portfolio during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.
For U.S. federal income tax purposes, each portfolio is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the applicable portfolio and may not be distributed as capital gains to shareholders. See “Annual Fee, Expense and Other Information” for each portfolio’s available capital loss carryforwards. Generally, the portfolios may not carry forward any losses other than net capital losses. Under certain circumstances, a portfolio may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.
Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If a portfolio earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The portfolio’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the portfolio’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the shares and must not have hedged its position in the shares in certain ways.
Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in portfolio shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if portfolio shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the same portfolio (including those made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.
Under Treasury regulations, if a shareholder recognizes a loss with respect to portfolio shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement, but under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
A Qualified Plan participant whose retirement plan invests in a portfolio generally is not taxed on portfolio dividends or distributions received by the plan or on gains from sales or exchanges of portfolio shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as Qualified Plans. Participants in Qualified Plans should consult their tax advisers for more information.
Foreign exchange gains and losses realized by a portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Under Treasury regulations that may be promulgated in the future, any gains from such transactions that are not directly related to a portfolio’s principal business of investing in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the portfolio to satisfy the 90% income test.
Certain of a portfolio’s investments (including, potentially, certain insurance-linked securities) may generate income that is not qualifying income for purposes of the 90% income test. A portfolio might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. A portfolio may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the 90% income test.
Certain investments made by a portfolio (including certain insurance-linked securities) may be treated as equity in passive foreign investment companies for federal income tax purposes. In general, a passive foreign investment company is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If a portfolio acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a passive foreign investment company, the portfolio could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the portfolio is timely distributed to its shareholders. The portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the portfolio to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the portfolio level, a portfolio may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the portfolio. Gains from the sale of stock of passive foreign investment companies may also be treated as ordinary income. In order for a portfolio to make a qualified electing fund election with respect to a passive foreign investment company, the passive foreign investment company would have to agree to provide certain tax information to the portfolio on an annual basis, which it might not agree to do. The portfolios may limit and/or manage their holdings in passive foreign investment companies to limit their tax liability or maximize their return from these investments.
If a sufficient portion of the interests in a foreign issuer (including certain insurance-linked securities issuers) are held or deemed to be held by a portfolio, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the portfolio, in which case the portfolio will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A portfolio may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid portfolio-level taxes. In addition, some portfolio gains on the disposition of interests in such an issuer may be treated as ordinary income. A portfolio may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.
In certain circumstances, if a portfolio holds an insurance-linked security and certain individuals or entities treated for applicable tax purposes as related to the portfolio, or to other individuals or entities holding interests in the entity that issued the security, are insured or reinsured by the insurance-linked security, then the portfolio may be required to include in its income its ratable share of certain income of the entity that issued the security, whether or not the entity that issued the security makes any distributions to the portfolio. It may be difficult for a portfolio that invests in insurance-linked securities to determine whether the rules described in this paragraph should apply to the portfolio’s interests in those securities in any case. The application of these rules could affect the value of portfolio shares and/or the timing of required portfolio distributions.
The tax treatment of certain insurance-linked securities is not entirely clear.
Certain portfolios may invest in or hold debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the portfolios. Federal income tax rules are not entirely clear about issues such as when a portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a portfolio, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income tax or, if applicable, excise tax.
If a portfolio invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the portfolio elects to include market discount in income currently), the portfolio generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a portfolio must distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify to be treated as a regulated investment company under the Code and avoid U.S. federal income tax and, if applicable, excise tax. Therefore, a portfolio may have to dispose of its portfolio securities, potentially under disadvantageous circumstances, to generate cash, or may have to borrow the cash, to satisfy distribution requirements. Such a disposition of securities may potentially result in additional taxable gain or loss to the portfolio.
Options written or purchased and futures contracts entered into by a portfolio on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause the portfolio to recognize gains or losses from marking-to-market even though such options may not have lapsed or been closed out or exercised, or such futures or forward contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the portfolios as long-term or short-term. Certain options, futures and forward contracts relating to foreign currency may be subject to Section 988 of the Code, as described above, and accordingly may produce ordinary income or loss. Additionally, a portfolio may be required to recognize gain if an option, futures contract, forward contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by a portfolio under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Such a disposition of securities may potentially result in additional taxable gain or loss to a portfolio. Losses on certain options, futures or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which a portfolio’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a portfolio to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of a portfolio’s income and gains or losses and hence of its distributions to shareholders.
The portfolios may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to their investments in those countries. Any such taxes would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of a portfolio’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, that portfolio may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the portfolio for that taxable year. If at least 50% of a portfolio’s total assets at the close of each quarter of a taxable year consist of interests in other regulated investment companies, the portfolio may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other regulated investment companies and passed through to the portfolio for that taxable year. If a portfolio so elects, shareholders would be required to include the passed-through taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.
Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If a portfolio qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the portfolio or those other regulated investment companies for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the portfolio or those other regulated investment companies, although such shareholders will be required to include their shares of such taxes in gross income if the applicable portfolio makes the election described above.
If a portfolio makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the portfolio realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the portfolio that is deemed, under the Code, to be U.S.-source income in the hands of the portfolio. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a portfolio or other regulated investment companies in which the portfolio invests. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a portfolio does make the election, it will provide required tax information to shareholders. A portfolio generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the portfolio receives a refund of foreign taxes paid in respect of a prior year, the value of portfolio shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the portfolio’s foreign taxes for the current year could be reduced.
A portfolio is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of portfolio shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must generally certify that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A portfolio may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.
The description of certain federal tax provisions above relates solely to U.S. federal income tax law as it applies to the portfolios and to certain aspects of their distributions. It does not address special tax rules applicable to certain classes of investors. Shareholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.
If, as anticipated, the portfolios qualify as regulated investment companies under the Code, the portfolios will not be required to pay any Massachusetts income, corporate excise or franchise taxes or any Delaware corporation income tax.

13. Financial statements
Each portfolio's financial statements and financial highlights for the fiscal year ended December 31, 2021 appearing in each portfolio's annual report, filed with the SEC on March 8, 2022 (Accession No. 0001821268-22-000067) are incorporated by reference into this statement of additional information. Those financial statements and financial highlights have been audited by Ernst & Young LLP, independent registered public accounting firm, as indicated in their report thereon, and are incorporated herein by reference in reliance upon such report, given on the authority of Ernst & Young LLP as experts in accounting and auditing.
Each portfolio’s annual report includes the financial statements referenced above and is available without charge upon request by calling Shareholder Services at 1-800-225-6292.

14. Annual fee, expense and other information
Portfolio Turnover
The annual portfolio turnover rate for each of the portfolios for the fiscal years ended December 31, 2021 and 2020 was:
	2021	2020
Bond VCT	61%	59%
Equity Income VCT	28%	14%
Pioneer Fund VCT	87%	91%
High Yield VCT	99%	90%
Mid Cap Value VCT	60%	88%
Real Estate Shares VCT	106%	155%
Select Mid Cap Growth VCT	41%	82%
Strategic Income VCT	65%	62%
Share Ownership
As of March 31, 2022, the officers and trustees of the portfolios owned beneficially in the aggregate less than 1% of the outstanding shares of the portfolios. The following is a list of the holders of 5% or more of any of the portfolios’ Class I or Class II shares as of March 31, 2022.
Portfolio	Class	Number of Shares	% of Class	Record Holder
Bond VCT	I	712,901.077	25.45	SYMETRA LIFE INSURANCE COMPANY 777 108th AVE NE STE 1200 BELLEVUE, WA 98004-5135
Bond VCT	I	213,018.163	7.60	AMERICAN UNITED LIFE AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST SEPARATE ACCOUNT ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS, IN 46206-0368
Bond VCT	I	205,263.163	7.33	AMERICAN UNITED LIFE AUL INDIVIDUAL UNIT TRUST SEPARATE ACCOUNT B ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS, IN 46206-0368
Bond VCT	I	1,299,582.726	46.39	NATIONWIDE LIFE INSURANCE COMPANY C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029
Bond VCT	II	5,030,051.699	38.38	MIDLAND NATIONAL LIFE INS CO. ATTN SEPARATE ACCOUNT C 4350 WESTOWN PKWY WEST DES MOINES, IA 50266-1036
Bond VCT	II	1,305,227.237	9.96	GUARDIAN INSURANCE & ANNUITY CO. INC (B) INDIVIDUAL MARKETS PRODUCT FINANCE-NRO 6255 STERNERSWAY BETHLEHEM, PA 18017-8993
Bond VCT	II	4,340,603.582	33.12	GUARDIAN INSURANCE & ANNUITY CO. INC (PRODUCT B 2012, FUND #4B4) 3900 BURGESS PL BETHLEHEM, PA 18017-9097

Portfolio	Class	Number of Shares	% of Class	Record Holder
Bond VCT	II	2,119,461.606	16.17	JEFFERSON NATIONAL LIFE INS CO. ATTN SEPARATE ACCOUNTS 10350 ORMSBY PARK PL, STE 600 LOUISVILLE, KY 40223-6175
Equity Income VCT	I	242,698.855	5.50	AMERICAN UNITED LIFE AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS, IN 46206-0368
Equity Income VCT	I	540,963.463	12.27	AMERICAN UNITED LIFE AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST SEPARATE ACCOUNT ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS, IN 46206-0368
Equity Income VCT	I	231,799.832	5.26	AMERICAN UNITED LIFE AUL INDIVIDUAL UNIT TRUST SEPARATE ACCOUNT ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS, IN 46206-0368
Equity Income VCT	I	808,982.996	18.34	AMERICAN UNITED LIFE AUL INDIVIDUAL UNIT TRUST SEPARATE ACCOUNT B ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS, IN 46206-0368
Equity Income VCT	I	2,489,074.811	56.44	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ING FUND OPERATIONS CONVEYOR TN41 ONE ORANGE WAY B3N WINDSOR, CT 06095
Equity Income VCT	II	438,580.320	25.40	SYMETRA LIFE INSURANCE COMPANY 777 108th AVE NE STE 1200 BELLEVUE, WA 98004-5135
Equity Income VCT	II	719,462.943	41.66	MIDLAND NATIONAL LIFE INS CO. ATTN SEPARATE ACCOUNT C 4350 WESTOWN PKWY WEST DES MOINES, IA 50266-1036
Equity Income VCT	II	426,958.641	24.72	JEFFERSON NATIONAL LIFE INS CO ATTN SEPARATE ACCOUNTS 10350 ORMSBY PARK PL, STE 600 LOUISVILLE, KY 40223-6175
Pioneer Fund VCT	I	4,924,157.814	75.10	SYMETRA LIFE INSURANCE COMPANY 777 108th AVE NE STE 1200 BELLEVUE, WA 98004-5135
Pioneer Fund VCT	I	351,652.470	5.36	AMERICAN UNITED LIFE AUL AMERICAN INDIVIDUAL VARIABLE LIFE UNIT TRUST SEPARATE ACCOUNT ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS, IN 46206-0368

Portfolio	Class	Number of Shares	% of Class	Record Holder
Pioneer Fund VCT	I	469,871.446	7.17	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ING FUND OPERATIONS CONVEYOR TN41 ONE ORANGE WAY B3N WINDSOR, CT 06095
Pioneer Fund VCT	II	548,827.342	40.74	TALCOTT RESOLUTION LIFE INSURANCE COMPANY PO BOX 5051 HARTFORD, CT 06102-5051
Pioneer Fund VCT	II	72,700.915	5.40	MIDLAND NATIONAL LIFE INS CO. ATTN SEPARATE ACCOUNT C 4350 WESTOWN PKWY WEST DES MOINES, IA 50266-1036
Pioneer Fund VCT	II	652,370.004	48.43	JEFFERSON NATIONAL LIFE INS CO ATTN SEPARATE ACCOUNTS 10350 ORMSBY PARK PL STE 600 LOUISVILLE, KY 40223-6178
High Yield VCT	I	2,162,163.184	72.03	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ING FUND OPERATIONS CONVEYOR TN41 ONE ORANGE WAY B3N WINDSOR, CT 06095
High Yield VCT	I	332,774.291	11.09	NATIONWIDE INSURANCE COMPANY NWVLI4 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029
High Yield VCT	I	152,014.954	5.06	NATIONWIDE INSURANCE COMPANY NWPP C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029
High Yield VCT	I	352,292.166	11.74	RELIASTAR LIFE INSURANCE COMPANY ING FUND OPERATIONS ONE ORANGE WAY WINDSOR, CT 06095-4773
High Yield VCT	II	200,213.045	29.79	SYMETRA FINANCIAL 52 OLD GLORY LANE ELENSBURG, WA 98926-9046
High Yield VCT	II	258,146.592	38.41	TRANSAMERICA ADVISORS LIFE INSURANCE CO MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499-0001
High Yield VCT	II	97,970.024	14.58	MIDLAND NATIONAL LIFE INS CO. ATTN SEPARATE ACCOUNT C 4350 WESTOWN PKWY WEST DES MOINES, IA 50266-1036
High Yield VCT	II	78,896.878	11.74	JEFFERSON NATIONAL LIFE INS CO ATTN SEPARATE ACCOUNTS 10350 ORMSBY PARK PL, STE 600 LOUISVILLE, KY 40223-6175
Mid Cap Value VCT	I	484,229.255	29.77	SYMETRA LIFE INSURANCE COMPANY 777 108TH AVE NE STE 1200 BELLEVUE, WA 98004-5135

Portfolio	Class	Number of Shares	% of Class	Record Holder
Mid Cap Value VCT	I	435,571.354	26.78	UNITED OF OMAHA LIFE INS CO ATTN: PRODUCT ACCTING & REPORTING 11TH FLOOR MUTUAL OF OMAHA PLAZA OMAHA, NE 68175-0001
Mid Cap Value VCT	I	599,785.413	36.88	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY ING FUND OPERATIONS CONVEYOR TN41 ONE ORANGE WAY B3N WINDSOR, CT 06095
Mid Cap Value VCT	II	862,951.398	22.31	METLIFE INSURANCE COMPANY OF CONNECTICUT PO BOX 990027 HARTFORD, CT 06199-0027
Mid Cap Value VCT	II	2,470,842.794	63.87	MLI USA SEPARATE ACCOUNT A METLIFE INVESTORS USA INSURANCE CO. 1 FINANCIAL CENTER FL 20 BOSTON, MA 02111-2694
Mid Cap Value VCT	II	338,201.510	8.74	JEFFERSON NATIONAL LIFE INS CO ATTN SEPARATE ACCOUNTS 10350 ORMSBY PARK PL STE 600 LOUISVILLE, KY 40223-6178
Real Estate VCT	I	65,961.185	9.47	SYMETRA LIFE INSURANCE COMPANY 777 108th AVE NE STE 1200 BELLEVUE, WA 98004-5135
Real Estate VCT	I	401,441.125	57.62	ALLMERICA FINANCIAL LIFE INSURANCE & ANNUITY CO 1 SW SECURITY BENEFIT PL TOPEKA, KS 66636-1000
Real Estate VCT	I	190,375.227	27.32	UNITED OF OMAHA LIFE INS CO ATTN: PRODUCT ACCTING & REPORTING, 11TH FLOOR MUTUAL OF OMAHA PLAZA OMAHA, NE 68175-0001
Real Estate VCT	II	454,102.703	24.83	METLIFE INSURANCE COMPANY OF CONNECTICUT PO BOX 990027 HARTFORD, CT 06199-0027
Real Estate VCT	II	250,022.009	13.67	SYMETRA LIFE INSURANCE COMPANY 777 108th AVE NE STE 1200 BELLEVUE, WA 98004-5135
Real Estate VCT	II	871,318.172	47.64	ALLMERICA FINANCIAL LIFE INSURANCE & ANNUITY CO 1 SW SECURITY BENEFIT PL TOPEKA, KS 66636-1000
Real Estate VCT	II	151,250.533	8.27	TRANSAMERICA ADVISORS LIFE INSURANCE CO MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A 4333 EDGEWOOD RD NE CEDAR RAPIDS, IA 52499-0001
Select Mid Cap Growth VCT	I	2,321,732.858	59.21	SYMETRA LIFE INSURANCE COMPANY 777 108th AVE NE STE 1200 BELLEVUE, WA 98004-5135

Portfolio	Class	Number of Shares	% of Class	Record Holder
Select Mid Cap Growth VCT	I	529,001.629	13.49	AMERICAN UNITED LIFE AUL AMERICAN UNIT INVESTMENT TRUST ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS, IN 46206-0368
Select Mid Cap Growth VCT	I	388,288.988	9.90	AMERICAN UNITED LIFE AUL GROUP RETIREMENT ANNUITY SEPARATE ACCOUNT II ATTN SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS, IN 46206-0368
Strategic Income VCT	I	130,912.762	23.99	SYMETRA LIFE INSURANCE COMPANY 777 108th AVE NE STE 1200 BELLEVUE, WA 98004-5135
Strategic Income VCT	I	407,336.427	74.65	ALLMERICA FINANCIAL LIFE INSURANCE & ANNUITY CO 1 SW SECURITY BENEFIT PL TOPEKA, KS 66636-1000
Strategic Income VCT	II	473,385.350	13.59	SYMETRA FINANCIAL 52 OLD GLORY LN ELLENSBURG, WA 98926-9046
Strategic Income VCT	II	1,374,126.040	39.45	MIDLAND NATIONAL LIFE INSURANCE CO SEPARATE ACCOUNT C 4350 WESTOWN PKWY WEST DES MOINES, IA 50266-1036
Strategic Income VCT	II	1,543,025.890	44.30	JEFFERSON NATIONAL LIFE INS CO ATTN SEPARATE ACCOUNTS 10350 ORMSBY PARK PL, STE 600 LOUISVILLE, KY 40223-6175
Approximate Management Fees a Portfolio Paid or Owed Amundi US
The following table shows the dollar amount of gross investment management fees incurred by each portfolio, along with the net amount of fees that were paid after applicable fee waivers or expense reimbursements, if any, for the fiscal years ended December 31, 2021, 2020 and 2019.

Name of Portfolio		2021	2020	2019
Bond VCT	Gross Fee Incurred	$752,165	$736,394	$731,546
Bond VCT	Net Fee Paid	$704,221	$688,321	$682,806
Equity Income VCT	Gross Fee Incurred	$776,506	$682,406	$806,275
Equity Income VCT	Net Fee Paid	$776,506	$682,406	$806,275
Pioneer Fund VCT	Gross Fee Incurred	$968,195	$750,925	$ 689,944
Pioneer Fund VCT	Net Fee Paid	$968,195	$750,925	$ 689,944
High Yield VCT	Gross Fee Incurred	$286,955	$272,812	$289,422
High Yield VCT	Net Fee Paid	$191,450	$240,948	$289,422
Mid Cap Value VCT	Gross Fee Incurred	$1,729,135	$1,653,249	$1,856,737
Mid Cap Value VCT	Net Fee Paid	$1,729,135	$1,653,249	$1,856,737
Real Estate Shares VCT	Gross Fee Incurred	$197,649	$178,402	$218,599
Real Estate Shares VCT	Net Fee Paid	$197,649	$178,402	$218,599
Select Mid Cap Growth VCT	Gross Fee Incurred	$1,123,346	$932,209	$922,461
Select Mid Cap Growth VCT	Net Fee Paid	$1,123,346	$932,209	$922,461
Strategic Income VCT	Gross Fee Incurred	$290,180	$269,687	$267,650

Name of Portfolio		2021	2020	2019
Strategic Income VCT	Net Fee Paid	$85,493	$37,461	$252,927
Fees the Portfolios Paid to Amundi US under the Administration AgreementFor the fiscal years ended December 31, 2021, 2020 and 2019, the portfolios paid administration fees as follows:
	2021	2020	2019
Bond VCT	$95,432	$97,393	$94,326
Equity Income VCT	$77,055	$76,918	$78,977
Pioneer Fund VCT	$84,005	$79,377	$ 74,650
High Yield VCT	$61,267	$64,535	$ 61,686
Mid Cap Value VCT	$112,200	$111,450	$118,072
Real Estate Shares VCT	$54,631	$57,829	$55,823
Select Mid Cap Growth VCT	$78,798	$75,291	$74,317
Strategic Income VCT	$61,383	$64,430	$58,865
Fees and Expenses under the Class II Distribution Plan
For the Fiscal Year Ended December 31, 2021
Bond VCT	$363,614
Equity Income VCT	$88,564
Pioneer Fund VCT	$56,899
High Yield VCT	$25,978
Mid Cap Value VCT	$573,443
Real Estate Shares VCT	$45,357
Select Mid Cap Growth VCT	$0
Strategic Income VCT	$95,520
Allocation of portfolio expenses under the distribution plan
An estimate by category of the allocation of fees paid by each class of shares of the portfolios during the fiscal year ended December 31, 2021 is set forth in the following table:
	Payments to Servicing Parties[1]	Advertising	Sales Meetings	Printing and Mailing	Total
Bond VCT	$363,614	$0	$0	$0	$363,614
Equity Income VCT	$88,564	$0	$0	$0	$88,564
Pioneer Fund VCT	$56,899	$0	$0	$0	$56,899
High Yield VCT	$25,978	$0	$0	$0	$25,978
Mid Cap Value VCT	$568,128	$989	$3,253	$1,073	$573,443
Real Estate Shares VCT	$45,357	$0	$0	$0	$45,357
Select Mid Cap Growth VCT	$0	$0	$0	$0	$0
Strategic Income VCT	$95,520	$0	$0	$0	$95,520
1
Payments to Servicing Parties include Amundi Distributor US, Inc., broker-dealers, financial intermediaries and other parties that enter into a distribution, selling or service agreement with respect to one or more classes of the portfolios (annualized for the period ending December 31, 2021).
Securities of regular broker-dealers
As of December 31, 2021, each portfolio held the following securities of its regular broker-dealers (or affiliates of such broker-dealers):

Bond VCT		(000’s)
Wells Fargo & Co..	Equity	$2,485
Bank of America	Debt	$1,062
Goldman Sachs	Debt	$776
JP Morgan	Debt	$307
Credit Suisse	Debt	$410
BNP Paribas SA	Debt	$250
Citigroup, Inc.	Debt	$250

Equity Income VCT
Bank of New York Mellon Corp.	Equity	$2,454
JP Morgan	Equity	$2,759

Pioneer Fund VCT
None

Select Mid Cap Growth VCT
None

High Yield VCT
None

Mid Cap Value VCT
None

Real Estate Shares VCT
None

Strategic Income VCT
None
Approximate Brokerage Commissions (Portfolio Transactions)
For the fiscal years ended December 31, 2021, 2020 and 2019, the portfolios paid or owed aggregate brokerage commissions as follows:
	2021	2020	2019
Bond VCT	$7,163	$20	$0
Equity Income VCT	$30,183	$23,883	$27,174
Pioneer Fund VCT	$58,270	$65,416	$43,635
High Yield VCT	$212	$143	$197
Mid Cap Value VCT	$189,169	$277,807	$304,551
Real Estate Shares VCT	$32,662	$70,251	$62,699
Select Mid Cap Growth VCT	$52,831	$83,894	$66,959
Strategic Income VCT	$1,370	$5	$2
Capital Loss Carryforwards
Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2021, certain portfolios had capital loss carryforwards as follows:

Fiscal Year Ending	Bond VCT	Equity Income VCT	Pioneer Fund VCT	High Yield VCT	Mid Cap Value VCT	Real Estate Shares VCT	Select Mid Cap Growth VCT	Strategic Income VCT
Short-term	$0	$983,433	$0	$584,398	$0	$2,665,498	$0	$0
Long-term	$0	$2,522,628	$0	$993,826	$4,179,688	$0	$0	$0
Total	$0	$3,506,061	$0	$1,578,224	$4,179,688	$2,665,498	$0	$0
Trustee ownership of shares of Portfolios of the Trust and other Pioneer funds
The following table indicates the value of shares that each Trustee beneficially owned in the portfolios of the Trust and Pioneer Funds in the aggregate as of December 31, 2021. Beneficial ownership is determined in accordance with SEC rules. The share value of any closed-end fund is based on its closing market price on December 31, 2021. The share value of any open-end Pioneer Fund is based on the net asset value of the class of shares on December 31, 2021. The dollar ranges in this table are in accordance with SEC requirements.
Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Pioneer Family of Funds
Interested Trustees:
Lisa M. Jones	None	Over $100,000
Kenneth J. Taubes	None	Over $100,000
Independent Trustees:
John E. Baumgardner, Jr.	None	Over $100,000
Diane Durnin	None	Over $100,000
Benjamin M. Friedman	None	Over $100,000
Craig C. MacKay*	None	$50,001 - $100,000
Lorraine H. Monchak	None	Over $100,000
Thomas J. Perna	None	Over $100,000
Marguerite A. Piret	None	Over $100,000
Fred J. Ricciardi	None	Over $100,000
* Mr. MacKay was appointed as a Trustee effective March 22, 2021.

Compensation of officers and trustees
The following table sets forth certain information with respect to the compensation of each Trustee of the portfolios.
Name of Trustee	Aggregate Compensation from Trust**	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Total Compensation from the Trust and Other Pioneer Funds**
Interested Trustees:
Lisa M. Jones*	$0.00	$0.00	$0.00
Kenneth J. Taubes*	$0.00	$0.00	$0.00
Independent Trustees:
John E. Baumgardner, Jr.	$8,203.14	$0.00	$297,000.00
Diane Durnin	$8,201.40	$0.00	$294,250.00
Benjamin M. Friedman	$8,221.59	$0.00	$322,000.00
Craig C. MacKay***	$6,795.91	$0.00	$235,709.00
Lorraine H. Monchak	$8,226.15	$0.00	$327,750.00
Thomas J. Perna	$8,283.76	$0.00	$398,500.00
Marguerite A. Piret	$8,204.70	$0.00	$301,250.00
Fred J. Ricciardi	$8,212.27	$0.00	$310,250.00
TOTAL	$64,348.92	$0.00	$2,486,709.00
*
Under the management contract, Amundi US reimburses the portfolios for any Interested Trustee fees paid by the portfolios.
**
For the fiscal year ended December 31, 2021. As of December 31, 2021, there were 49 U.S. registered investment portfolios in the Pioneer Family of Funds.
***
Mr. MacKay was appointed as a Trustee of the Pioneer Funds effective March 22, 2021.

15. Appendix A — Description of Ratings
The ratings of Moody’s Investors Service, Inc., S&P’s Global Ratings and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.
Moody’s Investors Service, Inc. Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations1 addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay.2 Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating.3 Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.4,5
Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.6

1
In the case of impairments, there can be a financial loss even when contractual obligations are met.
2
In some cases the relevant credit risk relates to a third party, in addition to, or instead of the issuer. Examples include credit-linked notes and guaranteed obligations.
3
Because the number of possible features or structures is limited only by the creativity of issuers, Moody’s cannot comprehensively catalogue all the types of non-standard variation affecting financial obligations, but examples include indexed values, equity values and cash flows, prepayment penalties, and an obligation to pay an amount that is not ascertainable at the inception of the transaction.
4
For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, long-term and short-term ratings reflect the likelihood of impairment and financial loss in the event of impairment.
5
Debts held on the balance sheets of official sector institutions – which include supranational institutions, central banks and certain government-owned or controlled banks – may not always be treated the same as debts held by private investors and lenders. When it is known that an obligation is held by official sector institutions as well as other investors, a rating (short-term or long-term) assigned to that obligation reflects only the credit risks faced by non-official sector investors.
6
For information on how to obtain a Moody’s credit rating, including private and unpublished credit ratings, please see Moody’s Investors Service Products.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings7. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.
Description of Moody’s Investors Service, Inc.’s Global Long-Term Ratings:
Aaa-Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa-Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A-Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa-Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba-Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B-Obligations rated B are considered speculative and are subject to high credit risk.
Caa-Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca-Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C-Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of Moody’s Investors Service, Inc.’s Global Short-Term Ratings:
P-1-Ratings of Prime-1 reflect a superior ability to repay short-term debt obligations.
P-2-Ratings of Prime-2 reflect a strong ability to repay short-term debt obligations.
P-3-Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP-Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:
U.S. Municipal Short-Term Obligation Ratings:

7
Like other global scale ratings, (sf) ratings reflect both the likelihood of a default and the expected loss suffered in the event of default. Ratings are assigned based on a rating committee’s assessment of a security’s expected loss rate (default probability multiplied by expected loss severity), and may be subject to the constraint that the final expected loss rating assigned would not be more than a certain number of notches, typically three to five notches, above the rating that would be assigned based on an assessment of default probability alone. The magnitude of this constraint may vary with the level of the rating, the seasoning of the transaction, and the uncertainty around the assessments of expected loss and probability of default.

Moody’s uses the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
Moody’s uses the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.
MIG 1-This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2-This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3-This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG-This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings:
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term debt rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with l liquidity support use an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.
VMIG 1-This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2-This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3-This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG-This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Description of Moody’s Investors Service, Inc.’s National Scale Long-Term Ratings:
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.

In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Long-Term NSR Scale
Aaa.n Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
Caa.n Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Description of S&P Global Ratings’ Long-Term Issue Credit Ratings:
Long-Term Issue Credit Ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations: (1) the likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on a financial obligation in accordance with the terms of the obligation; (2) the nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and (3) the protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA-An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA-An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A-An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.
BBB-An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C-Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB-An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.
B-An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.
CCC-An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC-An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C-An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D-An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is is lowered to “D” if it is subject to a distressed exchange offer.
Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Description of S&P Global Ratings’ Short-Term Issue Credit Ratings:
A-1-A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2-A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3-A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B-A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C-A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D-A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings’ believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Description of S&P Global Ratings’ Municipal Short-Term Note Ratings Definitions:
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1-Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2-Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3-Speculative capacity to pay principal and interest.
D—“D” is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Long-Term Issuer Credit Ratings
AAA An obligor rated “AAA” has extremely strong capacity to meet its financial commitments. “AAA” is the highest issuer credit rating assigned by S&P Global Ratings.
AA An obligor rated “AA” has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.
A An obligor rated “A” has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.
BBB An obligor rated “BBB” has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.
BB, B, CCC, and CC Obligors rated “BB”, “B”, “CCC”, and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB An obligor rated “BB” is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.
B An obligor rated “B” is more vulnerable than the obligors rated “BB”, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.
CCC An obligor rated “CCC” is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.
CC An obligor rated “CC” is currently highly vulnerable. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
SD and D An obligor is rated “SD” (selective default) or “D” if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A “D” rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An “SD” rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to “D” or “SD” if it is conducting a distressed debt restructuring. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Description of S&P Global Ratings’ Dual Ratings:
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).
Description of S&P Global Ratings’ Active Qualifiers
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a “p” qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
Federal deposit insurance limit: “L” qualifier. Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.
Principal: “p” qualifier. This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary ratings: “prelim” qualifier. Preliminary ratings, with the “prelim” suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
•
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor.
•
Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
•
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
•
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.
•
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
Termination structures: “t” qualifier. This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Counterparty instrument rating: “cir” qualifier. This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Description of Fitch Ratings’ Corporate Finance Obligation Ratings:
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, ratings of debtor-in-possession (DIP) obligations incorporate the expectation of full repayment.
The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings, higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (IDR), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.
As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly speculative. “B” ratings indicate that material credit risk is present.
CCC: Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.
CC: Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.
C: Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.
The ratings of corporate finance obligations are linked to Issuer Default Ratings (or sometimes Viability Ratings for banks) by i) recovery expectations, including as often indicated by Recovery Ratings assigned in the case of low speculative grade issuers and ii) for banks an assessment of non-performance risk relative to the risk captured in the Issuer Default Rating or Viability Rating (e.g. in respect of certain hybrid securities).
For performing obligations, the obligation rating represents the risk of default and takes into account the effect of expected recoveries on the credit risk should a default occur.
If the obligation rating is higher than the rating of the issuer, this indicates above average recovery expectations in the event of default. If the obligations rating is lower than the rating of the issuer, this indicates low expected recoveries should default occur.

Ratings in the categories of “CCC”, “CC” and “C” can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.
Description of Fitch Ratings’ Issuer Default Ratings:
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:
•
the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
•
the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
•
the formal announcement by the issuer or their agent of a distressed debt exchange;
•
a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD: Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced:
•
an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
•
has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include:
•
the selective payment default on a specific class or currency of debt;

•
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
•
the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Description of Fitch Ratings’ Structured Finance Long-Term Obligation Ratings:
Ratings of structured finance obligations on the long-term scale consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.
AAA: Highest credit quality.
“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.
“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality.
“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality.
“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.
B: Highly speculative.
“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk.
Default is a real possibility.
CC: Very high levels of credit risk.
Default of some kind appears probable.
C: Exceptionally high levels of credit risk.
Default appears imminent or inevitable.

D: Default.
Indicates a default. Default generally is defined as one of the following:
•
Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•
bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or
•
distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.
Description of Fitch Ratings’ Country Ceilings Ratings:
Country Ceilings are expressed using the symbols of the long-term issuer primary credit rating scale and relate to sovereign jurisdictions also rated by Fitch on the Issuer Default Rating (IDR) scale. They reflect the agency’s judgment regarding the risk of capital and exchange controls being imposed by the sovereign authorities that would prevent or materially impede the private sector’s ability to convert local currency into foreign currency and transfer to non-resident creditors — transfer and convertibility (T&C) risk. They are not ratings but expressions of a cap for the foreign currency issuer ratings of most, but not all, issuers in a given country. Given the close correlation between sovereign credit and T&C risks, the Country Ceiling may exhibit a greater degree of volatility than would normally be expected when it lies above the sovereign Foreign Currency Rating.
Description of Fitch Ratings’ Public Finance and Global Infrastructure Obligation Ratings:
Ratings of public finance obligations and ratings of infrastructure and project finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are assigned to an individual security, instrument or tranche in a transaction. In some cases, considerations of recoveries canhave an influence on obligation ratings in infrastructure and project finance. In limited cases in U.S. public finance, where Chapter 9 of the Bankruptcy Code provides reliably superior prospects for ultimate recovery to local government obligations that benefit from a statutory lien on revenues, Fitch reflects this in a security rating with limited notching above the IDR. Recovery expectations can also be reflected in a security rating in the U.S. during the pendency of a bankruptcy proceeding under the Code if there is sufficient visibility on potential recovery prospects.
AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time..
B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Exceptionally high levels of credit risk. Default appears imminent or inevitable.
D: Default. Indicates a default. Default generally is defined as one of the following:

•
Failure to make payment of principal and/or interest under the contractual terms of the rated obligation;
•
bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor where payment default on an obligation is a virtual certainty; or
•
distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.
Notes: In U.S. public finance, obligations may be pre-refunded, where funds sufficient to meet the requirements of the respective obligations are placed in an escrow account. When obligation ratings are maintained based on the escrowed funds and their structural elements, the ratings carry the suffix “pre” (e.g. “AAApre”, “AA+pre”).
Structured Finance Defaults
“Imminent” default, categorized under “C”, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.
Structured Finance Write-downs
Where an instrument has experienced an involuntary and, in the agency’s opinion, irreversible “write-down” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where the agency believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed as irreversible, the credit rating will be lowered to “D”.
Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
The suffix “sf” denotes an issue that is a structured finance transaction.
Enhanced Equipment Trust Certificates (EETCs) are corporate-structured hybrid debt securities that airlines typically use to finance aircraft equipment. Due to the hybrid characteristics of these bonds, Fitch's rating approach incorporates elements of both the structured finance and corporate rating methodologies. Although rated as asset-backed securities, unlike other structured finance ratings, EETC ratings involve a measure of recovery given default akin to ratings of financial obligations in corporate finance, as described above.
Description of Fitch Ratings’ Short-Term Ratings Assigned to Issuers and Obligations:
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.8 Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

8
A long-term rating can also be used to rate an issuer with short maturity.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

16. Appendix B — Proxy voting policies and procedures
Policy
Each of the Pioneer Funds and certain other clients of Amundi Asset Management US, Inc. (“Amundi US”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi US. Amundi US is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi US has been delegated proxy-voting authority for a client, the duty of care requires Amundi US to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi US must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi US’s policy to vote proxies presented to Amundi US in a timely manner in accordance with these principles.
Amundi US’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi US believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi US monitors developments in the proxy voting arena and will revise this policy as needed.
Amundi US believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi US also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.
It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi US reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi US may direct Amundi US to vote contrary to guidelines.
Amundi US’s clients may request copies of their proxy voting records and of Amundi US’s proxy voting policies and procedures by either sending a written request to Amundi US’s Proxy Coordinator, or clients may review Amundi US’s proxy voting policies and procedures on-line at amundi.com/usinvestors. Amundi US may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi US’s Form ADV (Part II), by separate notice to the client or by other means.
Applicability
This Proxy Voting policy and the procedures set forth below are designed to complement Amundi US’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi US. This policy sets forth Amundi US’s position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi US will vote shares of closed-end Funds on a case-by-case basis.
Purpose
The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi US-managed accounts for which Amundi US has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.
Amundi US does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi US’s Chief of Staff, US Investment Management (the “Proxy Coordinator”).

Procedures
Proxy Voting Service
Amundi US has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi US and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi US reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.
To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi US may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi US does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.
Proxy Coordinator
The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi US’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi US’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).
Referral Items
The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi US’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Amundi US’s guidelines or where Amundi US’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi US and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.
Securities Lending
In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi US’s lending program or a client’s managed security lending program. However, Amundi US will reserve the right to recall lent securities so that they may be voted according to Amundi US’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi US may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.
Share-Blocking
“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Amundi US will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.
Proxy Voting Oversight Group
The members of the Proxy Voting Oversight Group include Amundi US’s Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi US will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.
The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi US’s proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.
Amendments
Amundi US may not amend this policy without the prior approval of the Proxy Voting Oversight Group.
Form N-PX
The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.
The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.
Compliance files N-PX. The Compliance department will ensure that a corresponding Form N-PX exists for each Amundi US registered investment company.
Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.
Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.
Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi US record keeping policies.
Proxy Voting Guidelines
Administrative
While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.
We will generally support these and similar management proposals:
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Corporate name change.
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A change of corporate headquarters.
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Stock exchange listing.
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Establishment of time and place of annual meeting.
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Adjournment or postponement of annual meeting.
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Acceptance/approval of financial statements.
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Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
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Approval of minutes and other formalities.
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Authorization of the transferring of reserves and allocation of income.
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Amendments to authorized signatories.
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Approval of accounting method changes or change in fiscal year-end.

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Acceptance of labor agreements.
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Appointment of internal auditors.
Amundi US will vote on a case-by-case basis on other routine administrative items; however, Amundi US will oppose any routine proposal if insufficient information is presented in advance to allow Amundi US to judge the merit of the proposal. Amundi US has also instructed its proxy voting service to inform Amundi US of its analysis of any administrative items that may be inconsistent, in its view, with Amundi US’s goal of supporting the value of its clients’ portfolio holdings so that Amundi US may consider and vote on those items on a case-by-case basis in its discretion.
Auditors
We normally vote for proposals to:
Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.
•
Restore shareholder rights to ratify the auditors.
We will normally oppose proposals that require companies to:
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Seek bids from other auditors.
•
Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.
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Indemnify auditors.
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Prohibit auditors from engaging in non-audit services for the company.
Board of Directors
On issues related to the board of directors, Amundi US normally supports management. We will, however, consider a vote against management in instances where corporate performance has been poor or where the board appears to lack independence.
General Board Issues
Amundi US will vote for:
•
Audit, compensation and nominating committees composed of independent directors exclusively.
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Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.
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Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.
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Election of an honorary director.
We will vote against:
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Minimum stock ownership by directors.
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Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.
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Requirements for union or special interest representation on the board.
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Requirements to provide two candidates for each board seat.
We will vote on a case-by case basis on these issues:
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Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.
Elections of Directors
In uncontested elections of directors we will vote against:

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Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.
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Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we use the definition of affiliated directors provided by our proxy voting service.
We will also vote against:
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Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.
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Directors who appear to lack independence or are associated with poor corporate or governance performance.
We will vote on a case-by case basis on these issues:
Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).
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Contested election of directors.
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Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.
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Mandatory retirement policies.
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Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.
We will vote for:
•
Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.
Takeover-Related Measures
Amundi US is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.
Amundi US will vote for:
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Cumulative voting.
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Increasing the ability for shareholders to call special meetings.
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Increasing the ability for shareholders to act by written consent.
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Restrictions on the ability to make greenmail payments.
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Submitting rights plans to shareholder vote.
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Rescinding shareholder rights plans (“poison pills”).
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Opting out of the following state takeover statutes:
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Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.
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Control share cash-out provisions, which require large holders to acquire shares from other holders.
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Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.
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Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.
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Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.
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Fair price provisions.
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Authorization of shareholder rights plans.
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Labor protection provisions.
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Mandatory classified boards.
We will vote on a case-by-case basis on the following issues:

•
Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.
•
Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.
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Proposals that allow shareholders to nominate directors.
We will vote against:
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Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.
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Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.
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Classes of shares with unequal voting rights.
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Supermajority vote requirements.
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Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.
•
Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.
•
Extension of advance notice requirements for shareholder proposals.
•
Granting board authority normally retained by shareholders, particularly the right to amend the corporate charter.
•
Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.
Capital Structure
Managements need considerable flexibility in determining the company’s financial structure, and Amundi US normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.
Amundi US will vote for:
•
Changes in par value.
•
Reverse splits, if accompanied by a reduction in number of shares.
•
Shares repurchase programs, if all shareholders may participate on equal terms.
•
Bond issuance.
•
Increases in “ordinary” preferred stock.
•
Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.
•
Cancellation of company treasury shares.
We will vote on a case-by-case basis on the following issues:
•
Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.
•
Increase in authorized common stock. We will make a determination considering, among other factors:
−
Number of shares currently available for issuance;
−
Size of requested increase (we would normally approve increases of up to 100% of current authorization);
−
Proposed use of the proceeds from the issuance of additional shares; and
−
Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).
•
Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.
•
Proposals to submit private placements to shareholder vote.

•
Other financing plans.
We will vote against preemptive rights that we believe limit a company’s financing flexibility.
Compensation
Amundi US supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we place limits on the potential dilution these plans may impose.
Amundi US will vote for:
•
401(k) benefit plans.
•
Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.
•
Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:
−
Amendments to performance plans to conform with OBRA;
−
Caps on annual grants or amendments of administrative features;
−
Adding performance goals; and
−
Cash or cash-and-stock bonus plans.
•
Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.
•
Require that option repricing be submitted to shareholders.
•
Require the expensing of stock-option awards.
•
Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).
•
Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.
We will vote on a case-by-case basis on the following issues:
•
Shareholder proposals seeking additional disclosure of executive and director pay information.
•
Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:
−
The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.
−
Dilution = (A + B + C) / (A + B + C + D), where
−
A = Shares reserved for plan/amendment,
−
B = Shares available under continuing plans,
−
C = Shares granted but unexercised and
−
D = Shares outstanding.
−
The plan must not:
−
Explicitly permit unlimited option repricing authority or have allowed option repricing in the past without shareholder approval.
−
Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.
−
We are generally in favor of proposals that increase participation beyond executives.
−
We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

−
We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.
−
We generally support proposals asking companies to adopt stock holding periods for their executives.
•
All other employee stock purchase plans.
•
All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.
•
All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.
We will vote against:
•
Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.
•
Elimination of stock option plans.
We will vote on a case-by case basis on these issues:
•
Limits on executive and director pay.
•
Stock in lieu of cash compensation for directors.
Corporate Governance
Amundi US will vote for:
•
Confidential voting.
•
Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.
•
Proposals requiring directors to disclose their ownership of shares in the company.
We will vote on a case-by-case basis on the following issues:
•
Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.
•
Bundled proposals. We will evaluate the overall impact of the proposal.
•
Adopting or amending the charter, bylaws or articles of association.
•
Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.
We will vote against:
•
Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.
•
Limitations on stock ownership or voting rights.
•
Reduction in share ownership disclosure guidelines.
Mergers and Restructurings
Amundi US will vote on the following and similar issues on a case-by-case basis:
•
Mergers and acquisitions.
•
Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.
•
Debt restructurings.
•
Conversion of securities.
•
Issuance of shares to facilitate a merger.
•
Private placements, warrants, convertible debentures.
•
Proposals requiring management to inform shareholders of merger opportunities.
We will normally vote against shareholder proposals requiring that the company be put up for sale.

Investment Companies
Many of our portfolios may invest in shares of closed-end funds or open-end funds (including exchange-traded funds). The non-corporate structure of these investments raises several unique proxy voting issues.
Amundi US will vote for:
•
Establishment of new classes or series of shares.
•
Establishment of a master-feeder structure.
Amundi US will vote on a case-by-case basis on:
•
Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.
•
Approval of new or amended advisory contracts.
•
Changes from closed-end to open-end format.
•
Election of a greater number of independent directors.
•
Authorization for, or increase in, preferred shares.
•
Disposition of assets, termination, liquidation, or mergers.
•
Classified boards of closed-end funds, but will typically support such proposals.
In general, business development companies (BDCs) are not considered investment companies for these purposes but are treated as corporate issuers.
Environmental and Social Issues
Amundi US believes that environmental and social issues may influence corporate performance and economic return. Indeed, by analyzing all of a company’s risks and opportunities, Amundi US can better assess its intrinsic value and long-term economic prospects.
When evaluating proxy proposals relating to environmental or social issues, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company’s shareholders and economic return, the specific circumstances at each individual company, any potentially adverse economic concerns, and the current policies and practices of the company.
For example, shareholder proposals relating to environmental and social issues, and on which we will vote on a base-by-case basis, may include those seeking that a company:
•
Conduct studies regarding certain environmental or social issues;
•
Study the feasibility of the company taking certain actions with regard to such issues; or
•
Take specific action, including adopting or ceasing certain behavior and adopting company standards and principles, in relation to such issues.
In general, Amundi US believes these issues are important and should receive management attention.
Amundi US will support proposals where we believe the proposal, if implemented, would improve the prospects for the long-term success of the business and would provide value to the company and its shareholders. Amundi US may abstain on shareholder proposals with regard to environmental and social issues in cases where we believe the proposal, if implemented, would not be in the economic interests of the company, or where implementing the proposal would constrain management flexibility or would be unduly difficult, burdensome or costly.
When evaluating proxy proposals relating to environmental or social issues, Amundi US may consider the following factors or other factors deemed relevant, given such weight as deemed appropriate:
•
approval of the proposal helps improve the company’s practices;
•
approval of the proposal can improve shareholder value;
•
the company’s current stance on the topic is likely to have negative effects on its business position or reputation in the short, medium, or long term;
•
the company has already put appropriate action in place to respond to the issue contained in the proposal;

•
the company’s reasoning against approving the proposal responds appropriately to the various points mentioned by the shareholder when the proposal was presented;
•
the solutions recommended in the proposal are relevant and appropriate, and if the topic of the proposal would not be better addressed through another means.
In the event of failures in risk management relating to environmental and social issues, Amundi US may vote against the election of directors responsible for overseeing these areas.
Amundi US will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.
Conflicts of interest
Amundi US recognizes that in certain circumstances a conflict of interest may arise when Amundi US votes a proxy.
A conflict of interest occurs when Amundi US’s interests interfere, or appear to interfere, with the interests of Amundi US’s clients.
A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:
•
An affiliate of Amundi US, such as another company belonging to the Credit Agricole banking group ( “Credit Agricole Affiliate”);
•
An issuer of a security for which Amundi US acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by its parent Amundi to present a conflict of interest for Amundi US);
•
An issuer of a security for which Amundi has informed Amundi US that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or
•
A person with whom Amundi US (or any of its affiliates) has an existing, material contract or business relationship.
Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi US and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi US, he or she should contact a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer.
The Proxy Voting Oversight Group will review each item referred to Amundi US by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:
•
Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated, or
•
Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment or that of another independent adviser appointed by Amundi US or the applicable client for this purpose.
If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote or their direction (including through a client’s fiduciary or other adviser), or may take such other action in good faith (in consultation with counsel) that would protect the interests of clients.
For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.
The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

Decisions Not to Vote Proxies
Although it is Amundi US’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi US will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Compliance before exercising voting rights.
There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi US has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi US may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.
Supervision
Escalation
It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.
Training
Amundi US will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.
Related policies and procedures
Amundi US’s Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.
Record Keeping
The Proxy Coordinator shall ensure that Amundi US’s proxy voting service:
•
Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
•
Retains a record of the vote cast;
•
Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and
•
Is able to promptly provide Amundi US with a copy of the voting record upon its request.
The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:
•
A record memorializing the basis for each referral vote cast;
•
A copy of any document created by Amundi US that was material in making the decision on how to vote the subject proxy;
•
A copy of any recommendation or analysis furnished by the proxy voting service; and
•
A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi US.
Amundi US shall maintain the above records in the client’s file in accordance with applicable regulations.
Related regulations
Form N-1A, Form N-PX, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 and IAA 206(4) -6, Rule 204 -2
Adopted by the Pioneer Funds’ Boards of Trustees
October 5, 2004

Effective Date:
October 5, 2004
Revision Dates:
September 2009, December 2015, August 2017, February 2019, and January 2021
24017-14-0522

PART C - OTHER INFORMATION
Item 28. Exhibits.
Amended Form N-1A
Exhibit Reference
(a)(1)	Amended and Restated Agreement and Declaration of Trust (January 12, 2016) (4)
(a)(2)	Amended Certificate of Trust (1)
(b)	Amended and Restated By-Laws (May 15, 2020) (6)
(c)	See Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws filed under Items 28(a) (1) and 28(b)
(d)	Management Agreement with Amundi Asset Management US, Inc. (formerly, Amundi Pioneer Asset Management, Inc.) (July 3, 2017) (5)
(e)	Underwriting Agreement with Amundi Distributor US, Inc. (formerly, Amundi Pioneer Distributor, Inc.) (July 3, 2017) (5)
(f)	None
(g)	Custodian Agreement with The Bank of New York Mellon (“BNY Mellon”) (November 1, 2021) (7)
(h)(1)	Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. (January 19, 2021) (7)
(h)(2)	Amended and Restated Administration Agreement (April 1, 2021) (6)
(h)(3)	Fund Administration and Accounting Agreement with BNY Mellon (November 1, 2021) (7)
(h)(4)	Appendix A to Administrative Agency Agreement (April 1, 2021) (6)
(h)(5)	Expense Limit Agreement (7)
(i)(1)	Opinion of Counsel (Morris Nichols Arsht & Tunnell) (1)
(i)(2)	Opinion of Counsel (WilmerHale) (2)
(j)	Consent of Independent Registered Public Accounting Firm (7)
(k)	None
(l)	Share Purchase Agreement (1)
(m)	Distribution Plan relating to Class II shares (3)
(n)	Multiple Class Plan pursuant to Rule 18f-3 relating to Class I shares and Class II shares (3)
(o)	None
(p)	Code of Ethics of the Pioneer Funds, Amundi Distributor US, Inc., and Amundi Asset Management US, Inc. (January 1, 2021) (6)
N/A	Power of Attorney (October 1, 2021) (6)
N/A	Power of Attorney for Craig C. MacKay (March 23, 2021) (6)

(1)
Previously filed. Incorporated by reference from the exhibits filed with Post-Effective Amendment No. 1 to the Registration Statement (File No. 33-84546) as filed with the Securities and Exchange Commission (the “SEC”) on August 8, 1995 (Accession No. 0000930709-95-000005).
(2)
Previously filed. Incorporated herein by reference from the exhibits filed in the registrant's Registration Statement on Form N-14 (File No. 333-118431) as filed with the SEC on August 20, 2004 (Accession No. 0001145443-04-001270).
(3)
Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 37 to the Registration Statement (File No.33-84546) as filed with the SEC on April 22, 2005 (Accession No. 0001016964-05-000143).
(4)
Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 60 to the Registration Statement (File No.33-84546) as filed with the SEC on April 26, 2016 (Accession No. 0000930709-16-000026).
(5)
Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 64 to the Registration Statement (File No.33-84546) as filed with the SEC on April 26, 2018 (Accession No. 0000930709-18-000002).
(6)
Previously filed. Incorporated by reference from the exhibit filed with Post-Effective Amendment No. 70 to the Registration Statement (File No.33-84546) as filed with the SEC on April 28, 2021 (Accession No. 0001193125-21-136637).
(7)
Filed herewith.
1

Item 29. Persons Controlled by or Under Common Control with the Trust
None
Item 30. Indemnification
Except for the Amended and Restated Agreement and Declaration of Trust (the “Declaration”), establishing the Trust as a statutory trust under Delaware law, there is no contract, arrangement or statute under which any Trustee, officer, underwriter or affiliated person of the Trust is insured or indemnified. The Declaration provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Trust shall be indemnified by the Trust or the appropriate Trust series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee, officer, employee or agent and against amounts paid or incurred by him in the settlement thereof.
Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be available to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
Amundi Asset Management US, Inc. (“Amundi US”) is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi Holdings US, Inc. Amundi US manages investment companies, pension and profit sharing plans, trusts, estates or charitable organizations and other corporations or business entities. Prior to January 1, 2021, Amundi US was known as Amundi Asset Management US, Inc.
To the knowledge of the Trust, none of Amundi US's directors or executive officers is or has been during their employment with Amundi US engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years. Certain directors and officers, however, may hold or may have held various positions with, and engage or have engaged in business for, the investment companies that Amundi US manages and/or other Amundi subsidiaries.
Item 32. Principal Underwriters
(a)
Amundi Distributor US, Inc. (prior to January 1, 2021, known as Amundi Pioneer Distributor, Inc.) acts as principal underwriter for the following investment companies:

Pioneer Asset Allocation Trust
Pioneer Bond Fund
Pioneer Equity Income Fund
Pioneer Fund
Pioneer High Yield Fund
Pioneer ILS Bridge Fund
Pioneer ILS Interval Fund
Pioneer Mid Cap Value Fund
Pioneer Money Market Trust
Pioneer Real Estate Shares
Pioneer Series Trust II
2

Pioneer Series Trust III
Pioneer Series Trust IV
Pioneer Series Trust V
Pioneer Series Trust VI
Pioneer Series Trust VII
Pioneer Series Trust VIII
Pioneer Series Trust X
Pioneer Series Trust XI
Pioneer Series Trust XII
Pioneer Series Trust XIV
Pioneer Short Term Income Fund
Pioneer Variable Contracts Trust

Amundi Distributor US, Inc. acts as placement agent for Pioneer Core Trust I.
(b)
Directors and executive officers of Amundi Distributor US, Inc.:
Name	Positions and Offices with Underwriter	Positions and Offices with Fund
Patrice Blanc	Director	None
Lisa M. Jones	Director, Chairman, President and Chief Executive Officer	President and Trustee
Laura J. Palmer	Director, Senior Vice President, Head of U.S. Intermediary Distribution and Head of Sales - Cross Channel	None
Tracy L. Connelly	Senior Vice President and Chief Operations Officer	None
Gregg M. Dooling	Chief Financial Officer	None
John M. Malone	Senior Vice President and Chief Compliance Officer	None
Patrick D. Grecco	Vice President and Controller	None
The principal business address of each of these individuals is 60 State Street, Boston, Massachusetts 02109-1820.
(c)
Not applicable.
Item 33. Location of Accounts and Records
The accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:
(a)
Registrant:
60 State Street
Boston, Massachusetts 02109
(b)
Investment adviser and administrator:
Amundi Asset Management US, Inc.
60 State Street
Boston, Massachusetts 02109
(c)
Principal underwriter:
Amundi Distributor US, Inc.
60 State Street
Boston, Massachusetts 02109
(d)
Custodian and sub-administrator:
The Bank of New York Mellon
3

225 Liberty Street
New York, New York 10286
(e)
Shareholder servicing and transfer agent:
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581
Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.
4

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Trust certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 71 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 27th day of April, 2022.
PIONEER VARIABLES CONTRACTS TRUST
By: /s/ Lisa M. Jones

Lisa M. Jones
President
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated below on April 27, 2022:
Signature	Title	Date
/s/ Lisa M. Jones Lisa M. Jones	President (Principal Executive Officer) and Trustee
/s/ Anthony J. Koenig, Jr. Anthony J. Koenig, Jr.	Treasurer (Principal Financial and Accounting Officer)
John E. Baumgardner, Jr.* John E. Baumgardner, Jr.	Trustee
Diane Durnin* Diane Durnin	Trustee
Benjamin M. Friedman* Benjamin M. Friedman	Trustee
Craig C. MacKay* Craig C. MacKay	Trustee
Lorraine H. Monchak* Lorraine H. Monchak	Trustee
Thomas J. Perna* Thomas J. Perna	Chairman of the Board and Trustee
Marguerite A. Piret* Marguerite A. Piret	Trustee
Fred J. Ricciardi* Fred J. Ricciardi	Trustee
Kenneth J. Taubes* Kenneth J. Taubes	Trustee
*By: /s/ Lisa M. Jones Lisa M. Jones Attorney-In-Fact		April 27, 2022
5

EXHIBIT INDEX
Exhibit Number	Document Title
(g)	Custodian Agreement with The Bank of New York Mellon (“BNY Mellon”) (November 1, 2021)
(h)(1)	Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. (January 19, 2021)
(h)(3)	Fund Administration and Accounting Agreement with BNY Mellon (November 1, 2021)
(h)(5)	Expense Limit Agreement
(j)	Consent of Independent Registered Public Accounting Firm
6